UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07989

                         Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                 Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                         Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Metropolitan West Funds	March 31, 2015
Table of Contents

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your ongoing investment in the Metropolitan West Fund. We are pleased to present the Annual Report of the Funds for the period ended March 31, 2015. In what was an eventful period for industry diversification among fixed income asset managers, we saw Fund assets grow to nearly $73 billion during the reporting period as inflows were very robust. As always, we view growth positively as a gauge of client confidence and interest, as well as an opportunity to continue investing in the resources of the advisor to meet investor needs from performance and service perspectives.

The March 31, 2015 Annual Report covers the following Metropolitan West Funds:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I Class (MWFLX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

When the Federal Reserve announced in December 2013 that the time had come to begin drawing down its purchases of U.S. Treasury securities and agency mortgages, the market reacted with a backup in yields that saw the 10-Year Note climb above 3% for the first time since 2011. That wasn’t so surprising; after all, the Fed was removing itself – and $85 billion of monthly purchasing power – from those markets, a considerable technical drag. What wasn’t expected, however, was that would be the last time the 10-Year saw a yield as high as 3%! Despite a reasonably good pace of economic growth through 2014 and strong gains in employment in the past 15 months, U.S. rates have fallen, primarily due to a global environment of central bank accommodation that has rates across most of the developed markets lower than here. So, it’s ironic that despite the lack of sustained upward rate pressure out the yield curve, much of the current rates discussion focuses on when rate hikes will begin and the anticipated pace of follow-up. And it would seem that the Fed’s objectives are at least twofold: one, to take the Fed Funds rate off the zero bound while remaining accommodating and, two, to avoid a violent reaction to the regime change presaged in the May 2013 “Taper Tantrum”.

Thus far in 2015, U.S. Treasury yields have fallen, led by a vigorous rally in January, after which rates retraced higher on a strong February job report, before finishing on a downtrend due to a dovish interpretation of the March FOMC meeting, where the governors uniformly lowered estimates of future Fed Funds levels. The lower yields fueled price appreciation and a 1.6% return to the Barclays Aggregate Index, with modestly narrowing investment grade corporate spreads delivering a 2.3% gain to pace the Index sectors. Agency residential mortgage-backed securities (MBS) struggled to keep up with the strong U.S. Treasury performance in January and spent the remainder of the quarter playing catch-up, ultimately resulting in a nearly 50 basis point lag on a duration-adjusted basis. Both agency and non-agency commercial MBS (CMBS), generated returns near 2% for the quarter, while asset-backed securities (ABS), overwhelmingly floating rate in nature and thus limited in interest rate duration, produced excess returns of 14 basis points, not too dissimilar to non-agency MBS performance. Also, high yield corporates enjoyed a very good month of February with a rebound in energy issues, overcoming considerable volatility and lackluster bookending months to relatively outperform and gain 2.5%.

The Economy and Market Ahead

As a basis for strategy from a forward-looking perspective, through much of 2014, U.S. economic data had been largely consistent with an effort by the Fed to begin removing monetary accommodation, either by raising rates or shrinking its balance sheet. However, with global growth languishing and a strong U.S. dollar, any move by the Fed to begin tightening policy runs a risk of importing a slower economic pace and spurring market volatility. As a result, the pundits will talk about the Fed looking to “thread the needle” of removing incentives to misallocate capital, while not inadvertently bringing havoc to the markets. Exacerbating the risk of volatility is a liquidity environment that could amplify such effects to the downside, as the reduced size of bank trading books may prove insufficient to meet investor needs. That, in fact, could be an opportunity to enhance risk-adjusted yields by being a liquidity provider. Certainly, an aging credit cycle warrants consideration in the determination of value, particularly as the first quarter saw an increase in merger and acquisition activity, along with its fellow traveler of higher leverage.

1 / Annual Report March 2015

Against this backdrop, duration positioning remains defensive given a view that interest rates will rise over time, though the terminal level of long-term rates is likely to be lower this cycle than previously anticipated. As a result, we expect to gradually move to a more neutral duration position relative to the benchmark as rates edge higher. Sector positioning and issue selection within the Fund will remain conservative, with the potential to add modestly during periods of volatility. Thematically, the Fund is focused on sectors that offer solid risk-adjusted value with an overweight versus the Index in non-agency MBS, non-traditional ABS, and commercial MBS. Non-agency MBS remains compelling due to the available yield, the potential price upside, and solid fundamentals, though risks are abundant and careful security selection is critical.

ABS and commercial MBS are both relatively attractive as a high quality higher yielding alternative to government securities. Among ABS, the Fund favors high quality and short duration ABS cash flows, with a focus on more off-the-run collateral types such as FFELP student loans and Collateralized Loan Obligations (CLO) due to better valuations. The overweight to CMBS remains focused on agency-backed CMBS at the top of the capital structure with some exposure to super-senior tranches of non-agency CMBS. Agency MBS positioning represents a relative underweight given tight spread levels and the declining role of the Fed in the market, with holdings focused in lower coupon and low loan balance pools for their relatively stable duration profiles. Corporate credit continues to represent a relative underweight, with positioning focused on financials given limited re-leveraging risk and reasonable yield premiums, while industrial credits represent an underweight, with select exposure among asset heavy companies with stable cash flows and strong balance sheets. Non-corporate credit exposure is made up primarily of taxable municipals that are self-financing and do not rely on government actions to make payments. Outside of the investment grade space, bank loans and high yield corporates represent a modest allocation, with a tilt toward issues that are higher in the capital structure and have shorter durations to reduce exposure to interest rate volatility.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

With US Treasury rates lower over the reporting period, the defensive duration profile across the Funds generally weighed on performance versus the index, although the overall returns were decidedly positive. An underweight to corporate issues was largely neutral in its contribution to performance, but benefitted from issue selection due to modest relative gains in selected REITs and finance companies. Overweights to the securitized areas of non-agency MBS, ABS and CMBS continued to contribute positively to permanent, with the non-agency MBS doing so from a very attractive risk-adjusted perspective due to floating rate coupons and very favorable technical conditions in that market.

The HighYield Fund disappointed in its relative return, as weakness in commodity-based credits hampered performance. The coal industry, in particular, has faced a persistent slump in prices on weak global demand, with performance lagging despite generally asset-heavy balance sheets designed to protect creditors. Energy credits rallied in the first quarter after a tough stretch to close 2014, to help overcome some of the Fund’s performance weakness. From a positive standpoint, the overweight to electric utilities, which enjoyed falling risk premiums, buoyed performance, as did a focus on higher quality credits in the leveraged finance universe. Despite the recent challenges, the emerging divergence in industry valuations should present opportunities to pick up significant relative return going forward.

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Fund’s website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost.

Annual Report March 2015 / 2

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through March 31, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.06%	0.42%	1.79%	2.84%	1.65%	2.14%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.04%	0.21%	0.26%	0.39%	1.99%	1.83%
MWUIX (Inception: July 31, 2004)	0.38%	0.59%	1.95%	3.06%	1.83%	1.86%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.04%	0.21%	0.26%	0.39%	1.99%	1.93%

For MWUSX, the total expense ratio is 0.65% and the net expense ratio is 0.50%. For MWUIX, the total expense ratio is 0.47% and the net expense ratio is 0.34%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

	Performance Through March 31, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.42%	1.24%	2.75%	3.86%	3.12%	4.16%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.70%	1.00%	0.67%	1.02%	2.62%	3.69%
MWLIX (Inception: March 31, 2000)	0.54%	1.46%	2.96%	4.04%	3.32%	3.77%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.70%	1.00%	0.67%	1.02%	2.62%	3.28%
MWLNX (Inception: September 22, 2009)	0.35%	1.04%	2.55%	3.64%	–	4.73%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.70%	1.00%	0.67%	1.02%	–	1.09%

For MWLDX, the total expense ratio is 0.63% and the net expense ratio is 0.63%. For MWLIX, the total expense ratio is 0.41% and the net expense ratio is 0.41%. For MWLNX, the total expense ratio is 0.84% and the net expense ratio is 0.83%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through March 31, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	1.56%	2.87%	3.62%	5.16%	5.30%	5.09%
Barclays Capital Intermediate U.S. Government/Credit Index	2.35%	3.58%	2.31%	3.52%	4.33%	3.87%
MWIIX (Inception: June 28, 2002)	1.67%	3.09%	3.83%	5.38%	5.53%	6.11%
Barclays Capital Intermediate U.S. Government/Credit Index	2.35%	3.58%	2.31%	3.52%	4.33%	4.40%

For MWIMX, the total expense ratio is 0.75% and the net expense ratio is 0.70%. For MWIIX, the total expense ratio is 0.48% and the net expense ratio is 0.48%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

	Performance Through March 31, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	2.86%	5.38%	5.25%	6.22%	6.61%	7.02%
Barclays Capital U.S. Aggregate Bond Index	3.43%	5.72%	3.11%	4.41%	4.93%	5.83%
MWTIX (Inception: March 31, 2000)	2.99%	5.54%	5.45%	6.43%	6.82%	6.93%
Barclays Capital U.S. Aggregate Bond Index	3.43%	5.72%	3.11%	4.41%	4.93%	5.66%
MWTNX (Inception: December 18, 2009)	2.81%	5.25%	5.03%	6.01%	–	6.28%
Barclays Capital U.S. Aggregate Bond Index	3.43%	5.72%	3.11%	4.41%	–	4.33%
MWTSX (Inception: August 1, 2011)	2.95%	5.60%	5.49%	–	–	5.53%
Barclays Capital U.S. Aggregate Bond Index	3.43%	5.72%	3.11%	–	–	3.54%

3 / Annual Report March 2015

For MWTRX, the total expense ratio is 0.68% and the net expense ratio is 0.68%. For MWTIX, the total expense ratio is 0.45% and the net expense ratio is 0.45%. For MWTNX, the total expense ratio is 0.86% and the net expense ratio is 0.86%. For MWTSX, the total expense ratio is 0.39% and the net expense ratio is 0.39%.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through March 31, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	-0.34%	-0.65%	5.75%	6.33%	7.11%	9.49%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	1.50%	2.00%	7.44%	8.56%	8.17%	9.98%
MWHIX (Inception: March 31, 2003)	-0.21%	-0.40%	6.01%	6.60%	7.37%	8.61%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	1.50%	2.00%	7.44%	8.56%	8.17%	9.19%

For MWHYX, the total expense ratio is 0.88% and the net expense ratio is 0.85%. For MWHIX, the total expense ratio is 0.60% and the net expense ratio is 0.60%.

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

	Performance Through March 31, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	0.78%	2.47%	5.04%	–	–	8.75%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.12%	0.24%	0.30%	–	–	0.33%
MWCIX (Inception: October 1, 2011)	0.90%	2.72%	5.27%	–	–	8.98%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.12%	0.24%	0.30%	–	–	0.33%

For MWCRX, the total expense ratio is 1.09% and the net expense ratio is 1.04%. For MWCIX, the total expense ratio is 0.80% and the net expense ratio is 0.80%.

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX)

	Performance Through March 31, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	1.46%	2.53%	–	–	–	4.37%
S&P/LSTA Leveraged Loan Index	1.55%	2.46%	–	–	–	3.77%
MWFLX (Inception: June 28, 2013)	1.56%	2.63%	–	–	–	4.51%
S&P/LSTA Leveraged Loan Index	1.55%	2.46%	–	–	–	3.77%

For MWFRX, the total expense ratio is 1.16% and the net expense ratio is 0.90%. For MWFLX, the total expense ratio is 0.81% and the net expense ratio is 0.70%.

Annual Report March 2015 / 4

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	0.75%	2.37%	5.44%	6.61%	3.65%	4.76%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.00%	2.03%	2.07%	2.09%	3.52%	3.54%
MWSIX (Inception: March 31, 2004)	0.73%	2.49%	5.66%	6.88%	3.90%	3.91%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.00%	2.03%	2.07%	2.09%	3.52%	3.51%

For MWSTX, the total expense ratio is 2.32% and the net expense ratio is 2.32%. For MWSIX, the total expense ratio is 2.00% and the net expense ratio is 2.00%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through March 31, 2015
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	5.67%	12.37%	17.33%	16.97%	7.60%	5.61%
Standard & Poor’s 500 Index	5.93%	11.54%	15.81%	14.28%	7.92%	5.52%

For MWATX, the total expense ratio is 2.98% and the net expense ratio is 0.90%.

A Disciplined Value Philosophy

We continue to appreciate the responsibility entrusted in us to manage your assets. Faced with ever-changing economic conditions and market environments, we remain disciplined in our value-oriented approach and long-term orientation. This means paying close attention to circumstances of disequilibrium that can often cause asset prices and fundamental value to diverge, creating significant investment opportunity. Backed up by strong risk controls and the benefits of diversification, we believe that this philosophy remains well-suited to generating outperformance and protecting principal.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the funds include derivatives risk, foreign securities risk, asset-backed securities risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of the Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of Fund to borrow from broker-dealers or other institutions to leverage

5 / Annual Report March 2015

a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses for the Metropolitan West Ultra Short Bond Fund, Intermediate Bond Fund, Total Return Bond Fund (Plan Class), HighYield Bond Fund, Unconstrained Bond Fund and AlphaTrak 500 Fund until July 31, 2015.

The views and forecasts expressed here are as of April 2015, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, Suite 110, 899 Cassatt Road., Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

Annual Report March 2015 / 6

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were 0.42% and 1.65%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Ultra Short Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class I were 0.59% and 1.83%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,991.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 1.24% and 3.12%, respectively. The graph assumes that distributions were reinvested.

7 / Annual Report March 2015

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class I were 1.46% and 3.32%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $13,866.

The inception date for the Metropolitan West Low Duration Bond Fund Administrative Class was September 22, 2009. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Administrative Class were 1.04% and 4.73%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $12,905.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Barclays U.S. Intermediate Government/Credit Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were 2.87% and 5.30%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Intermediate Bond Fund Class I, the one year and average annual 10 year total returns total returns for the Metropolitan West Intermediate Bond Fund Class I were 3.09% and 5.53%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $17,123.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Barclays U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 5.38% and 6.61%, respectively. The graph assumes that distributions were reinvested.

Annual Report March 2015 / 8

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class I were 5.54% and 6.82%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $19,349.

The inception date for the Metropolitan West Total Return Bond Fund Administrative Class was December 18, 2009. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Administrative Class were 5.25% and 6.28%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $13,794.

The inception date for the Metropolitan West Total Return Bond Fund Plan Class was August 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Plan Class 5.60% and 5.53%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $12,185.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Barclays U.S. Corporate HighYield Index—2% Issuer Cap. The one year and average annual 10 year total returns for the Metropolitan West HighYield Bond Fund Class M were -0.65% and 7.11%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West HighYield Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West HighYield Bond Fund Class I were -0.40% and 7.37%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $20,355.

9 / Annual Report March 2015

Metropolitan West Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the Merrill Lynch U.S. Libor 3- month average Index. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class M were 2.47% and 8.75%, respectively. The inception date for Class M was October 1, 2011. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Unconstrained Bond Fund Class I was October 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 2.72% and 8.98%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $13,513.

Metropolitan West Floating Rate Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the S&P/LSTA Leveraged Loan Index. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class M were 2.53% and 4.37%, respectively. The inception date for Class M was June 28, 2013. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Floating Rate Income Fund Class I was June 28, 2013. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 2.63% and 4.51%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $10,806.

Annual Report March 2015 / 10

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were 2.37% and 3.65%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Strategic Income Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class I were 2.49% and 3.90%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $14,654.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 12.37% and 7.60%, respectively. The graph assumes that distributions were reinvested.

11 / Annual Report March 2015

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2015 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,000.60	0.50%	$2.49
Class I	$1,000.00	$1,003.75	0.34%	$1.70
Hypothetical 5% Return
Class M	$1,000.00	$1,022.44	0.50%	$2.52
Class I	$1,000.00	$1,023.24	0.34%	$1.72
LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,004.19	0.63%	$3.15
Class I	$1,000.00	$1,005.41	0.39%	$1.95
Administrative Class	$1,000.00	$1,003.49	0.64%	$3.20
Hypothetical 5% Return
Class M	$1,000.00	$1,021.79	0.63%	$3.18
Class I	$1,000.00	$1,022.99	0.39%	$1.97
Administrative Class	$1,000.00	$1,021.74	0.64%	$3.23

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2015 / 12

	Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,015.61	0.70%	$3.52
Class I	$1,000.00	$1,016.69	0.49%	$2.46
Hypothetical 5% Return
Class M	$1,000.00	$1,021.44	0.70%	$3.53
Class I	$1,000.00	$1,022.49	0.49%	$2.47
TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,028.61	0.70%	$3.54
Class I	$1,000.00	$1,029.93	0.45%	$2.28
Administrative Class	$1,000.00	$1,028.12	0.79%	$3.99
Plan Class	$1,000.00	$1,029.51	0.39%	$1.97
Hypothetical 5% Return
Class M	$1,000.00	$1,021.44	0.70%	$3.53
Class I	$1,000.00	$1,022.69	0.45%	$2.27
Administrative Class	$1,000.00	$1,020.99	0.79%	$3.98
Plan Class	$1,000.00	$1,022.99	0.39%	$1.97
HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 996.63	0.85%	$4.23
Class I	$1,000.00	$ 997.88	0.60%	$2.99
Hypothetical 5% Return
Class M	$1,000.00	$1,020.69	0.85%	$4.28
Class I	$1,000.00	$1,021.94	0.60%	$3.02
UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,007.78	1.04%	$5.21
Class I	$1,000.00	$1,009.01	0.80%	$4.01
Hypothetical 5% Return
Class M	$1,000.00	$1,019.75	1.04%	$5.24
Class I	$1,000.00	$1,020.94	0.80%	$4.03

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

13 / Annual Report March 2015

	Beginning Account Value 10/01/14	Ending Account Value 03/31/15	Expense Ratio[1]	Expenses Paid During Period[2]
FLOATING RATE INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,014.62	0.90%	$4.52
Class I	$1,000.00	$1,015.61	0.70%	$3.52
Hypothetical 5% Return
Class M	$1,000.00	$1,020.44	0.90%	$4.53
Class I	$1,000.00	$1,021.44	0.70%	$3.53
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,007.54	2.35%	$11.76
Class I	$1,000.00	$1,007.27	2.15%	$10.76
Hypothetical 5% Return
Class M	$1,000.00	$1,013.21	2.35%	$11.80
Class I	$1,000.00	$1,014.21	2.15%	$10.80
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,056.73	0.90%	$4.61

Hypothetical 5% Return	$1,000.00	$1,020.44	0.90%	$4.53

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2015 / 14

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2015

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. The “Distribution by Maturity” table is a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Agency Mortgage-Backed	52.39%	0 to 1 years	23.24%
Corporate Bonds	20.58%	1 year to 3 years	45.72%
Non-Agency Mortgage-Backed	9.48%	3 years to 5 years	21.76%
Commercial Mortgage-Backed	9.21%	5 years to 10 years	8.36%
Asset-Backed Securities	3.70%	10 years to 20 years	0.84%
U.S. Agency Securities	2.18%	20 years +	0.08%
U.S. Treasury Securities	1.25%
Municipal Bonds	0.85%
Money Market RIC	0.08%
Other *	0.28%
Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	20.91%	0 to 1 years	21.50%
Corporate Bonds	20.42%	1 year to 3 years	34.52%
U.S. Agency Mortgage-Backed	19.77%	3 years to 5 years	25.64%
Asset-Backed Securities	14.35%	5 years to 10 years	14.24%
Commercial Mortgage-Backed	7.89%	10 years to 20 years	1.73%
U.S. Agency Discount Notes	5.88%	20 years +	2.37%
U.S. Agency Securities	3.96%
Money Market RIC	2.00%
Repurchase Agreements	1.91%
U.S. Treasury Securities	1.19%
Municipal Bonds	0.92%
Bank Loans	0.85%
Purchased Swaptions	0.01%
U.S. Treasury Bills	0.00%
Other *	(0.06)%
Total	100.00%	Total	100.00%

15 / Annual Report March 2015

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Treasury Securities	46.35%	0 to 1 years	3.97%
Corporate Bonds	15.44%	1 year to 3 years	31.33%
U.S. Agency Mortgage-Backed	13.86%	3 years to 5 years	21.60%
Asset-Backed Securities	9.40%	5 years to 10 years	39.15%
Non-Agency Mortgage-Backed	8.81%	10 years to 20 years	1.76%
Commercial Mortgage-Backed	4.76%	20 years +	2.19%
Money Market RIC	2.00%
U.S. Agency Securities	0.77%
Municipal Bonds	0.66%
Bank Loans	0.25%
U.S. Treasury Bills	0.00%
Other *	(2.30)%
Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Treasury Securities	32.28%	0 to 1 years	(0.99)%
U.S. Agency Mortgage-Backed	27.74%	1 year to 3 years	22.76%
Corporate Bonds	16.03%	3 years to 5 years	14.55%
Non-Agency Mortgage-Backed	10.60%	5 years to 10 years	48.42%
Asset-Backed Securities	8.93%	10 years to 20 years	4.08%
U.S. Agency Discount Notes	7.97%	20 years +	11.18%
Commercial Mortgage-Backed	3.62%
Money Market RIC	2.03%
Municipal Bonds	1.37%
U.S. Agency Securities	1.15%
Commercial Paper	0.60%
Repurchase Agreements	0.31%
U.S. Treasury Bills	0.25%
Bank Loans	0.20%
Common Stock	0.00%
Purchased Swaptions	0.00%
Other *	(13.08)%
Total	100.00%	Total	100.00%

Annual Report March 2015 / 16

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Maturity
Corporate Bonds	81.00%	0 to 1 years	11.29%
Bank Loans	8.85%	1 year to 3 years	10.89%
Repurchase Agreements	3.29%	3 years to 5 years	26.97%
Money Market RIC	1.85%	5 years to 10 years	41.70%
Common Stock	1.50%	10 years to 20 years	4.29%
Asset-Backed Securities	0.85%	20 years +	4.86%
Non-Agency Mortgage-Backed	0.03%
Other *	2.63%
Total	100.00%	Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	30.29%	0 to 1 years	21.69%
Corporate Bonds	17.17%	1 year to 3 years	15.30%
Asset-Backed Securities	16.72%	3 years to 5 years	13.39%
Commercial Mortgage-Backed	14.46%	5 years to 10 years	36.82%
U.S. Agency Discount Notes	6.70%	10 years to 20 years	8.79%
U.S. Agency Mortgage-Backed	3.68%	20 years +	4.01%
Money Market RIC	1.99%
U.S. Agency Securities	1.37%
Foreign Government Obligations	1.07%
U.S. Treasury Bills	1.04%
Municipal Bonds	0.81%
Bank Loans	0.62%
Common Stock	0.48%
U.S. Treasury Securities	0.02%
Other *	3.58%
Total	100.00%	Total	100.00%

17 / Annual Report March 2015

FLOATING RATE INCOME FUND
Sector Diversification		Distribution by Maturity
Bank Loans	79.30%	0 to 1 years	4.96%
Corporate Bonds	11.85%	1 year to 3 years	4.39%
U.S. Agency Discount Notes	4.45%	3 years to 5 years	35.47%
Money Market RIC	2.01%	5 years to 10 years	50.63%
U.S. Agency Securities	1.33%	10 years to 20 years	0.30%
U.S. Treasury Bills	0.98%	20 years +	4.25%
Commercial Paper	0.92%
Other *	(0.84)%
Total	100.00%	Total	100.00%

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	44.96%	0 to 1 years	11.19%
Asset-Backed Securities	19.44%	1 year to 3 years	21.12%
Corporate Bonds	11.47%	3 years to 5 years	22.85%
U.S. Agency Mortgage-Backed	8.51%	5 years to 10 years	28.37%
Commercial Mortgage-Backed	5.29%	10 years to 20 years	10.67%
U.S. Agency Discount Notes	5.22%	20 years +	5.80%
Money Market RIC	2.00%
Common Stock	0.79%
U.S. Agency Securities	0.68%
Commercial Paper	0.66%
Bank Loans	0.58%
U.S. Treasury Securities	0.23%
U.S. Treasury Bills	0.01%
Other *	0.16%
Total	100.00%	Total	100.00%

Annual Report March 2015 / 18

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Maturity
U.S. Treasury Bills	19.35%	0 to 1 years	66.62%
U.S. Agency Discount Notes	18.44%	1 year to 3 years	13.28%
U.S. Treasury Securities	16.89%	3 years to 5 years	9.18%
Asset-Backed Securities	11.86%	5 years to 10 years	5.47%
Non-Agency Mortgage-Backed	10.85%	10 years to 20 years	2.72%
Corporate Bonds	6.72%	20 years +	2.73%
U.S. Agency Mortgage-Backed	5.77%
Commercial Mortgage-Backed	2.76%
Money Market RIC	2.05%
U.S. Agency Securities	0.87%
Other *	4.44%
Total	100.00%	Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, options written, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2014. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19 / Annual Report March 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BONDS – 99.64%
ASSET-BACKED SECURITIES — 3.70%**
Goal Capital Funding Trust, Series 2006-1, Class A3
0.38%	11/25/26	[2]	$169,808	$169,090
Nelnet Student Loan Trust, Series 2012-5A, Class A
0.77%	10/27/36	[2,3]	214,577	215,783
SLC Student Loan Trust, Series 2005-1,
Class A2
0.34%	11/15/21	[2]	35,290	35,283
SLM Student Loan Trust, Series 2003-12,
Class A5
0.55%	09/15/22	[2,3]	292,215	292,118
SLM Student Loan Trust, Series 2005-8,
Class A3
0.37%	10/25/24	[2]	601,398	600,600
SLM Student Loan Trust, Series 2006-4,
Class A5
0.36%	10/27/25	[2]	755,653	753,983
SLM Student Loan Trust, Series 2007-7,
Class A3
0.50%	04/25/17	[2]	878,666	878,286
SLM Student Loan Trust, Series 2008-5,
Class A3
1.56%	01/25/18	[2]	505,561	507,594
SLM Student Loan Trust, Series 2008-8,
Class A2
1.16%	10/25/17	[2]	142,565	142,881
SLM Student Loan Trust, Series 2010-1,
Class A
0.57%	03/25/25	[2]	896,190	895,275
SLM Student Loan Trust, Series 2012-6,
Class A2
0.45%	09/25/19	[2]	494,672	494,642
SLM Student Loan Trust, Series 2013-4,
Class A
0.72%	06/25/27	[2]	309,281	309,714
SLM Student Loan Trust, Series 2013-5,
Class A1
0.43%	05/25/18	[2]	264,958	264,977

Total Asset-Backed Securities (Cost $5,557,216)				5,560,226

CORPORATES — 20.58%*
Automotive — 0.60%
Nissan Motor Acceptance Corp.
0.97%	09/26/16	[2,3]	900,000	905,826

Banking — 5.00%
Bank of America Corp.
1.50%	10/09/15		500,000	502,012
Bank of America N.A. (BKNT)
0.57%	06/15/17	[2]	750,000	744,067
5.30%	03/15/17		250,000	267,122

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Capital One Financial Corp.
1.00%	11/06/15		$700,000	$700,326
Credit Suisse/New York (YCD) (Switzerland)
0.49%	04/10/15	[2,4]	500,000	500,063
0.58%	08/24/15	[2,4]	850,000	850,129
JPMorgan Chase Bank N.A.
0.60%	06/13/16	[2]	1,550,000	1,544,589
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		295,000	311,538
Macquarie Bank Ltd. (Australia)
0.72%	06/15/16	[2,3,4]	500,000	500,028
0.89%	10/27/17	[2,3,4]	400,000	400,242
National City Bank/Cleveland OH (BKNT)
0.63%	06/07/17	[2]	700,000	697,110
Royal Bank of Scotland PLC
(United Kingdom)
2.55%	09/18/15	[4]	500,000	503,584

				7,520,810

Communications — 0.90%
AT&T, Inc.
2.50%	08/15/15		438,000	440,989
Verizon Communications, Inc.
1.80%	09/15/16	[2]	900,000	915,156

				1,356,145

Electric — 0.40%
NextEra Energy Capital Holdings, Inc.
1.34%	09/01/15		600,000	601,735

Energy — 0.80%
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	550,000	554,562
Trans-Canada Pipelines Ltd. (Canada)
0.95%	06/30/16	[2,4]	650,000	653,204

				1,207,766

Finance — 4.01%
Citigroup, Inc.
1.22%	07/25/16	[2]	1,800,000	1,810,610
5.30%	01/07/16		275,000	284,466
Ford Motor Credit Co. LLC
12.00%	05/15/15		300,000	303,979
Ford Motor Credit Co. LLC, Series FRN
1.51%	05/09/16	[2]	600,000	603,456
General Electric Capital Corp.,
Series G (MTN)
0.90%	07/12/16	[2]	500,000	503,456
General Motors Financial Co., Inc.,
Series 3YR
3.00%	09/25/17		650,000	660,563

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 20

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (MTN)
1.60%	11/23/15		$1,000,000	$1,005,730
Goldman Sachs Group, Inc., Series B (MTN)
0.66%	07/22/15	[2]	200,000	200,062
Morgan Stanley
0.98%	01/05/18	[2]	400,000	401,218
Morgan Stanley (MTN)
0.71%	10/18/16	[2]	260,000	259,462

				6,033,002

Food — 0.33%
Kraft Foods Group, Inc.
1.62%	06/04/15		500,000	500,863

Health Care — 1.18%
McKesson Corp.
0.66%	09/10/15	[2]	800,000	800,344
Providence Health & Services
Obligated Group
0.92%	10/01/15	[2]	975,000	976,286

				1,776,630

Industrials — 0.72%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	1,100,000	1,087,194

Insurance — 0.53%
Metropolitan Life Global Funding I
0.78%	07/15/16	[2,3]	250,000	251,320
1.70%	06/29/15	[3]	550,000	551,737

				803,057

Real Estate Investment Trust (REIT) — 5.51%
ARC Properties Operating Partnership LP/
Clark Acquisition LLC
2.00%	02/06/17		650,000	633,425
BioMed Realty LP
3.85%	04/15/16		463,000	474,394
Camden Property Trust
5.00%	06/15/15		320,000	322,751
HCP, Inc.
6.00%	01/30/17		1,100,000	1,188,479
7.07%	06/08/15		625,000	632,327
Hospitality Properties Trust
6.30%	06/15/16		500,000	516,703
Kimco Realty Corp. (MTN)
5.58%	11/23/15		560,000	576,615
Mid-America Apartments LP
5.50%	10/01/15		900,000	920,491
Nationwide Health Properties, Inc.
6.00%	05/20/15		1,025,000	1,031,503

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Pan Pacific Retail Properties, Inc.
5.25%	09/01/15		$500,000	$508,888
Realty Income Corp.
5.50%	11/15/15		700,000	718,263
WEA Finance LLC/Westfield UK & Europe
Finance PLC
1.75%	09/15/17	[3]	750,000	754,108

				8,277,947

Retail — 0.50%
Walgreens Boots Alliance, Inc.
0.71%	05/18/16	[2]	745,000	746,329

Transportation — 0.10%
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.63%	08/15/16	[2]	142,281	141,481

Total Corporates
(Cost $30,841,212)				30,958,785

MORTGAGE-BACKED — 71.08%**
Commercial Mortgage-Backed — 9.21%

Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-6, Class A4
5.18%	09/10/47	[2]	438,171	442,840
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2007-3, Class A3
5.59%	06/10/49	[2]	320,156	321,798
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW16,
Class AAB
5.71%	06/11/40	[2]	451,835	460,183
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW17,
Class A3
5.74%	06/11/50		51,897	51,996
Commercial Mortgage Pass-Through
Certificates, Series 2012-CR5, Class A2
1.68%	12/10/45		520,000	523,816
Commercial Mortgage Trust,
Series 2006-CD3, Class A1S
5.61%	10/15/48		922,436	969,271
Commercial Mortgage Trust,
Series 2012-CR3, Class A1
0.67%	10/15/45		1,115,687	1,112,252
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	833,664	837,582
DBUBS Mortgage Trust, Series 2011-LX2A,
Class A1
3.53%	07/10/44	[3]	831,230	877,110

See accompanying notes to Schedule of Portfolio Investments.

21 / Annual Report March 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2011-GC3, Class A2
3.64%	03/10/44	[3]	$654,530	$665,886
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-LDP5,
Class A4
5.23%	12/15/44	[2]	895,504	905,508
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-CB14,
Class ASB
5.51%	12/12/44	[2]	30,852	31,004
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP7,
Class ASB
5.84%	04/15/45	[2]	273,556	276,626
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[3]	100,078	99,921
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-CB20,
Class ASB
5.69%	02/12/51		107,278	111,236
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-LD11,
Class ASB
5.78%	06/15/49	[2]	226,298	235,895
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class A2
3.67%	02/15/46	[3]	167,210	171,704
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class A3
4.39%	02/15/46	[3]	1,100,000	1,187,482
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C4,
Class A3
4.11%	07/15/46	[3]	980,000	1,051,256
LB-UBS Commercial Mortgage Trust,
Series 2003-C5, Class K
5.25%	04/15/37	[2,3]	1,274,000	1,275,428
ML-CFC Commercial Mortgage Trust,
Series 2006-4, Class A1A
5.17%	12/12/49		895,470	941,345
Morgan Stanley Capital I Trust,
Series 2007-HQ11, Class A4
5.45%	02/12/44	[2]	800,000	847,327
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A2
5.61%	04/12/49	[2]	288,572	288,277
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Class A2
5.42%	04/15/47		43,874	43,879

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A1
2.50%	02/15/44	[3]	$127,068	$127,529

				13,857,151

Non-Agency Mortgage-Backed — 9.48%
Aames Mortgage Trust, Series 2002-1,
Class A3 (STEP)
6.90%	06/25/32		34,578	33,670
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
2.96%	05/25/35	[2]	681,887	618,976
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A12
2.62%	02/25/36	[2]	6,844	6,857
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A41
2.62%	02/25/36	[2]	303,045	297,424
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2005-HE4, Class M2
0.85%	05/25/35	[2]	63,597	63,756
Banc of America Funding Corp.,
Series 2003-2, Class 1A1
6.50%	06/25/32		7,694	8,203
Banc of America Funding Corp.,
Series 2006-G, Class 2A3
0.35%	07/20/36	[2]	22,242	22,289
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-3, Class A4
4.67%	07/10/43		591,318	591,123
Banc of America Mortgage Securities, Inc.,
Series 2003-A, Class 2A2
3.09%	02/25/33	[2]	2,911	2,890
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.33%	02/25/47	[2]	342,662	318,654
Centex Home Equity Loan Trust,
Series 2005-D, Class M1
0.60%	10/25/35	[2]	496,749	496,111
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.84%	02/25/34	[2]	118,369	117,157
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class MV1
0.82%	08/25/35	[2]	231,298	229,573
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.35%	03/25/37	[2]	1,982,498	1,948,606
Conseco Financial Corp., Series 1994-1,
Class A5
7.65%	04/15/19		396	412

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 22

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		$125,913	$133,913
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2007-C5, Class AAB
5.62%	09/15/40	[2]	500,858	522,320
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-AR31,
Class 4A2
2.56%	11/25/32	[2]	185,419	174,131
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	85,239	85,232
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR3,
Class 2A2A
0.55%	07/19/44	[2]	320,812	311,880
Equifirst Mortgage Loan Trust, Series 2005-1,
Class M1
0.80%	04/25/35	[2]	222,026	222,559
Fremont Home Loan Trust, Series 2005-C,
Class M1
0.65%	07/25/35	[2]	304,088	305,102
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.46%	06/25/28		52	52
GMAC Mortgage Corp. Loan Trust,
Series 2003-GH1, Class A5 (STEP)
5.60%	07/25/34		19,086	19,487
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21		2,649	2,652
GSAA Trust, Series 2006-2, Class 2A3
0.71%	12/25/35	[2]	212,191	211,765
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36	[2]	608,468	607,356
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
0.95%	12/25/34	[2]	676,493	573,051
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
2.70%	10/25/34	[2]	589,669	596,106
IndyMac Manufactured Housing Contract,
Series 1998-2, Class A4
6.64%	08/25/29	[2]	52,717	54,206
JPMorgan Mortgage Trust, Series 2005-A2,
Class 9A1
2.40%	04/25/35	[2]	505,347	507,772
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
2.75%	01/25/34	[2]	13,903	13,701

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
2.52%	10/25/34	[2]	$681,911	$636,105
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
2.60%	06/25/34	[2]	15,814	15,212
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A2
0.28%	03/25/47	[2]	536,623	526,528
MASTR Seasoned Securities Trust,
Series 2004-1, Class 4A1
2.50%	10/25/32	[2]	74,216	74,847
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1, Class 2A
2.29%	12/25/32	[2]	216,157	215,331
Mid-State Trust, Series 2006, Class A4
7.79%	07/01/35		27,058	29,097
Park Place Securities, Inc.,
Series 2005-WHQ2, Class A1B
0.44%	05/25/35	[2]	260,315	260,149
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		188,913	190,165
Residential Asset Mortgage Products, Inc.,
Series 2003-SL1, Class A11
7.12%	03/25/16		2,265	2,285
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	14,018
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A8
6.50%	11/25/31		93,872	96,881
Residential Asset Securities Corp.,
Series 2004-IP2, Class 2A1
2.48%	12/25/34	[2]	266,916	268,720
Residential Asset Securities Corp.,
Series 2005-KS12, Class A3
0.49%	01/25/36	[2]	581,980	577,286
Residential Funding Mortgage Securities II,
Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		14,362	14,357
Residential Funding Mortgage Securities II,
Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		860	857
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.31%	12/25/36	[2]	460,894	455,113
Structured Asset Investment Loan Trust,
Series 2005-5, Class M1
0.80%	06/25/35	[2]	355,980	357,073
Structured Asset Securities Corp.,
Series 2001-15A, Class 4A1
2.18%	10/25/31	[2]	35,016	35,098

See accompanying notes to Schedule of Portfolio Investments.

23 / Annual Report March 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Terwin Mortgage Trust, Series 2004-13AL,
Class 2PX (IO)
0.34%	08/25/34	[3]	$4,304,501	$61,922
UCFC Home Equity Loan, Series 1998-D,
Class BF1
8.96%	04/15/30	[2]	1,243	154
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2005-4, Class CB13
0.67%	06/25/35	[2]	384,226	301,260
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
1.53%	06/25/42	[2]	72,781	70,572
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.44%	06/25/33	[2]	214,051	214,826
Wells Fargo Home Equity Trust,
Series 2005-3, Class M1
0.58%	11/25/35	[2]	235,167	235,500
Wells Fargo Home Equity Trust,
Series 2005-4, Class AI3
0.55%	12/25/35	[2]	504,314	499,967

				14,250,309

U.S. Agency Mortgage-Backed — 52.39%
Fannie Mae Aces, Series 2014-M6, Class FA
0.44%	12/25/17		861,044	855,632
Fannie Mae Pool 111643
1.93%	09/01/20	[2]	8,572	8,680
Fannie Mae Pool 254548
5.50%	12/01/32		316,504	358,654
Fannie Mae Pool 523829
8.00%	11/01/19		61,821	67,589
Fannie Mae Pool 555098
2.42%	11/01/32	[2]	53,335	56,690
Fannie Mae Pool 555424
5.50%	05/01/33		207,384	234,176
Fannie Mae Pool 567002
8.00%	05/01/23		51,125	58,675
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	4,824	4,960
Fannie Mae Pool 648860
6.50%	05/01/17		86,787	89,645
Fannie Mae Pool 655133
7.00%	08/01/32		25,238	29,177
Fannie Mae Pool 655151
7.00%	08/01/32		17,651	19,066
Fannie Mae Pool 745506
5.66%	02/01/16		440,656	448,806
Fannie Mae Pool 754001
2.28%	12/01/33	[2]	202,669	207,562

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 762525
6.50%	11/01/33		$31,187	$33,279
Fannie Mae Pool 770900
2.06%	04/01/34	[2]	338,624	362,399
Fannie Mae Pool 893489
2.23%	09/01/36	[2]	63,653	67,855
Fannie Mae Pool AD0538
6.00%	05/01/24		182,485	202,639
Fannie Mae Pool AE0443
6.50%	10/01/39		279,007	320,765
Fannie Mae Pool AL0561
3.74%	06/01/18		917,838	978,972
Fannie Mae Pool AL0851
6.00%	10/01/40		237,460	272,172
Fannie Mae REMICS, Series 2003-29,
Class F
0.67%	12/25/32	[2]	726,003	728,894
Fannie Mae REMICS, Series 2003-64,
Class KS
9.42%	07/25/18	[2]	117,916	127,679
Fannie Mae REMICS, Series 2004-38,
Class FT
0.60%	10/25/33	[2]	910,690	914,290
Fannie Mae REMICS, Series 2005-57,
Class EG
0.47%	03/25/35	[2]	1,096,425	1,099,130
Fannie Mae REMICS, Series 2006-84,
Class WF
0.47%	02/25/36	[2]	439,965	441,173
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39		191,057	206,202
Fannie Mae REMICS, Series 2011-8,
Class PF
0.67%	01/25/40	[2]	583,827	586,607
Fannie Mae REMICS, Series 2012-19,
Class FP
0.67%	12/25/39	[2]	1,479,331	1,482,915
Fannie Mae REMICS, Series 2013-75,
Class FC
0.42%	07/25/42	[2]	1,361,292	1,361,472
Fannie Mae REMICS. Series 2004-92,
Class FD
0.52%	05/25/34	[2]	1,433,948	1,439,314
Fannie Mae, Series 1988-12, Class A
3.75%	02/25/18	[2]	18,471	18,985
Fannie Mae, Series 1993-80, Class S
10.66%	05/25/23	[2]	2,858	3,338
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	2,885	3,684

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 24

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2001-60, Class OF
1.12%	10/25/31	[2]	$262,784	$270,964
Fannie Mae, Series 2002-30, Class FB
1.17%	08/25/31	[2]	361,406	369,447
Fannie Mae, Series 2003-117, Class XF
0.52%	08/25/33	[2]	387,493	388,225
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	36,403	43,153
Fannie Mae, Series 2003-134, Class FC
0.77%	12/25/32	[2]	1,170,592	1,186,155
Fannie Mae, Series 2004-60, Class FW
0.62%	04/25/34	[2]	1,017,547	1,026,188
Fannie Mae, Series 2004-79, Class F
0.47%	08/25/32	[2]	344,630	345,769
Fannie Mae, Series 2004-96, Class MT
7.00%	12/25/34	[2]	10,049	10,340
Fannie Mae, Series 2006-56, Class FD
0.42%	07/25/36	[2]	1,226,011	1,229,847
Fannie Mae, Series 2007-68, Class SC (IO)
6.53%	07/25/37	[2]	401,686	72,362
Fannie Mae, Series 2008-47, Class PF
0.67%	06/25/38	[2]	262,467	264,043
Fannie Mae, Series 2009-33, Class FB
0.99%	03/25/37	[2]	366,892	373,089
Fannie Mae, Series 2010-109, Class PF
0.57%	10/25/40	[2]	219,739	221,237
Fannie Mae, Series 2010-119, Class FK
0.67%	04/25/40	[2]	750,148	752,614
Fannie Mae, Series 2010-26, Class S (IO)
6.06%	11/25/36	[2]	1,120,565	178,955
Fannie Mae, Series 2010-35, Class FL
0.62%	07/25/38	[2]	1,082,945	1,086,974
Fannie Mae, Series 2011-71, Class FB
0.67%	05/25/37	[2]	484,814	489,369
Fannie Mae, Series 2012-33, Class F
0.69%	04/25/42	[2]	1,525,729	1,543,083
Fannie Mae, Series 2014-M12, Class FA
0.45%	10/25/21		844,370	849,301
Fannie Mae, Series 2014-M5, Class FA
0.48%	01/25/17		861,656	862,530
Fannie Mae, Series 2014-M8, Class FA
0.40%	05/25/18		1,037,467	1,039,514
Federal Home Loan Bank (STEP)
0.75%	05/26/28		680,000	680,932
Freddie Mac Gold Pool C90237
6.50%	11/01/18		31,218	35,776
Freddie Mac Gold Pool C90474
7.00%	08/01/21		47,448	53,292

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool D93410
6.50%	04/01/19		$29,946	$34,319
Freddie Mac Gold Pool G13107
5.50%	07/01/20		237,591	250,282
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K004,
Class A2
4.19%	08/25/19		855,000	941,179
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K010,
Class A1
3.32%	07/25/20		729,100	764,269
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K502,
Class A1
0.73%	12/25/16		263,814	264,125
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K701,
Class A2
3.88%	11/25/17		745,000	788,772
Freddie Mac Non Gold Pool 775554
2.27%	10/01/18	[2]	2,325	2,346
Freddie Mac Non Gold Pool 865369
2.78%	06/01/22	[2]	254	256
Freddie Mac REMICS, Series 2733,
Class FB
0.78%	10/15/33	[2]	1,060,000	1,074,675
Freddie Mac REMICS, Series 2763,
Class FC
0.52%	04/15/32	[2]	1,057,231	1,061,831
Freddie Mac REMICS, Series 2990,
Class DE
0.56%	11/15/34	[2]	1,737,758	1,746,071
Freddie Mac REMICS, Series 2990,
Class LE
0.50%	10/15/34	[2]	1,126,837	1,132,076
Freddie Mac REMICS, Series 3001,
Class HS
16.31%	02/15/35	[2]	46,651	52,686
Freddie Mac REMICS, Series 3085,
Class FW
0.88%	08/15/35	[2]	1,457,768	1,479,934
Freddie Mac REMICS, Series 3174,
Class FM
0.42%	05/15/36	[2]	871,803	872,478
Freddie Mac REMICS, Series 3423,
Class FA
0.68%	06/15/36	[2]	672,449	673,510
Freddie Mac REMICS, Series 3652,
Class PF
0.92%	07/15/32	[2]	300,311	303,305

See accompanying notes to Schedule of Portfolio Investments.

25 / Annual Report March 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3767,
Class JF
0.48%	02/15/39	[2]	$1,535,911	$1,542,217
Freddie Mac REMICS, Series 3792,
Class DF
0.58%	11/15/40	[2]	1,978,727	1,984,656
Freddie Mac REMICS, Series 3806,
Class DF
0.58%	08/15/25	[2]	626,978	629,895
Freddie Mac REMICS, Series 3828,
Class TF
0.58%	04/15/29	[2]	588,244	590,115
Freddie Mac REMICS, Series 3831,
Class PV
5.00%	05/15/25		968,432	1,042,478
Freddie Mac REMICS, Series 3845,
Class FQ
0.42%	02/15/26	[2]	1,101,472	1,103,487
Freddie Mac Strips, Series 263, Class F5
0.68%	06/15/42	[2]	886,048	894,990
Freddie Mac, Series 1526, Class L
6.50%	06/15/23		7,569	8,674
Freddie Mac, Series 2368, Class AF
1.12%	10/15/31	[2]	172,436	177,759
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		6,390	563
Freddie Mac, Series 2945, Class LD
4.00%	02/15/35		72,063	74,831
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		21,211	21,607
Freddie Mac, Series 3196, Class FA
0.52%	04/15/32	[2]	1,111,176	1,114,072
Freddie Mac, Series 3300, Class FA
0.48%	08/15/35	[2]	1,356,693	1,359,855
Freddie Mac, Series 3325, Class NF
0.48%	08/15/35	[2]	272,540	273,176
Freddie Mac, Series 3345, Class FP
0.38%	11/15/36	[2]	21,407	21,423
Freddie Mac, Series 3345, Class PF
0.36%	05/15/36	[2]	27,135	27,166
Freddie Mac, Series 3346, Class FA
0.40%	02/15/19	[2]	880,612	881,701
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		9,828	9,830
Freddie Mac, Series 3895, Class BF
0.68%	07/15/41	[2]	601,714	607,787
Freddie Mac, Series 3946, Class FG
0.52%	10/15/39	[2]	965,050	968,557
Freddie Mac, Series 4109, Class KF
0.58%	05/15/32	[2]	1,744,463	1,748,410

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series KF02, Class A1
0.55%	07/25/20		$753,277	$756,174
Freddie Mac, Series KF05, Class A
0.52%	09/25/21		1,164,486	1,167,396
Freddie Mac, Series KS02, Class A
0.55%	08/25/23		988,862	991,334
Ginnie Mae II Pool 80546
1.62%	10/20/31	[2]	20,868	21,664
Ginnie Mae II Pool 80610
1.62%	06/20/32	[2]	253,599	263,942
Ginnie Mae II Pool 80614
1.62%	07/20/32	[2]	35,707	36,928
Ginnie Mae II Pool 80687
1.62%	04/20/33	[2]	176,100	182,517
Ginnie Mae II Pool 8339
1.62%	12/20/23	[2]	39,387	40,817
Ginnie Mae II Pool 8684
1.62%	08/20/25	[2]	53,012	54,932
Ginnie Mae II Pool MA0331
2.50%	08/20/42	[2]	634,874	657,724
Ginnie Mae, Series 2001-22, Class FK
0.52%	05/16/31	[2]	1,475,550	1,482,427
Ginnie Mae, Series 2001-51, Class FA
0.68%	10/16/31	[2]	1,542,306	1,554,100
Ginnie Mae, Series 2002-16, Class FV
0.58%	02/16/32	[2]	1,593,009	1,603,041
Ginnie Mae, Series 2002-20, Class FC
0.48%	03/16/32	[2]	658,000	658,066
Ginnie Mae, Series 2002-72, Class FB
0.58%	10/20/32	[2]	387,626	390,267
Ginnie Mae, Series 2002-72, Class FC
0.58%	10/20/32	[2]	369,697	372,215
Ginnie Mae, Series 2003-42, Class FA
0.58%	07/16/31	[2]	1,600,442	1,611,215
Ginnie Mae, Series 2004-2, Class FW
1.57%	01/16/34	[2]	489,131	515,981
Ginnie Mae, Series 2009-66, Class UF
1.18%	08/16/39	[2]	416,415	425,663
Ginnie Mae, Series 2009-92, Class FC
0.98%	10/16/39	[2]	411,173	417,504
Ginnie Mae, Series 2010-108, Class PF
0.58%	02/20/38	[2]	1,120,059	1,124,724
Ginnie Mae, Series 2010-2, Class FA
0.68%	05/20/37	[2]	1,110,972	1,113,568
Ginnie Mae, Series 2010-66, Class C
3.24%	04/16/42		536,923	547,680
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	5,511,892	92,249

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 26

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2011-80, Class BF
0.51%	06/20/36	[2]	$1,185,472	$1,186,626
Ginnie Mae, Series 2012-10, Class FP
0.48%	01/20/41	[2]	920,907	921,209
Ginnie Mae, Series 2012-13, Class KF
0.48%	07/20/38	[2]	1,420,111	1,423,703
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.62%	10/07/20	[2]	1,245,592	1,252,672
NCUA Guaranteed Notes, Series 2010-R2,
Class 1A
0.54%	11/06/17	[2]	1,511,509	1,515,228
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.74%	12/08/20	[2]	1,042,616	1,051,922
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.70%	03/09/21	[2]	906,878	909,201
NCUA Guaranteed Notes, Series 2011-R3,
Class 1A
0.58%	03/11/20	[2]	577,839	580,148
NCUA Guaranteed Notes, Series 2011-R4,
Class 1A
0.55%	03/06/20	[2]	338,895	339,761
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.56%	04/06/20	[2]	469,725	470,147
NCUA Guaranteed Notes, Series 2011-R6,
Class 1A
0.56%	05/07/20	[2]	67,496	67,514

				78,789,857

Total Mortgage-Backed (Cost $106,219,758)				106,897,317

MUNICIPAL BONDS — 0.85%*
California — 0.33%
State of California, Taxable,
Various Purpose Bonds
5.45%	04/01/15		500,000	500,000

Illinois — 0.52%
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18		750,000	785,340

Total Municipal Bonds
(Cost $1,283,273)				1,285,340

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 2.18%
Federal Farm Credit Bank
0.20%	04/26/17	[2]	$2,000,000	$2,001,696
0.23%	04/17/17	[2]	1,280,000	1,281,366

Total U.S. Agency Securities (Cost $3,279,896)				3,283,062

U.S. TREASURY SECURITIES — 1.25%
U.S. Treasury Notes — 1.25%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.12%	04/15/16	[5]	1,750,000	1,872,419

Total U.S. Treasury Securities (Cost $1,867,421)
Total Bonds – 99.64% (Cost $149,048,776)				149,857,149

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 0.08%
Money Market Funds — 0.08%
Morgan Stanley Institutional Fund
0.04%[6]			116,000	116,000
Total Short-Term Investments
(Cost $116,000)				116,000

Total Investments – 99.72% (Cost $149,164,776)[1]				149,973,149

Cash and Other Assets, Less
Liabilities – 0.28%				424,516

Net Assets – 100.00%				$150,397,665

Notes:

[1]	Cost for federal income tax purposes is $149,210,028 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$2,650,861
Gross unrealized (depreciation)	(1,887,740)

Net unrealized appreciation	$763,121

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2015.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Inflation protected security. Principal amount reflects original security face amount.

[6]	Represents the current yield as of March 31, 2015.

See accompanying notes to Schedule of Portfolio Investments.

27 / Annual Report March 2015

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2015

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(YCD): Yankee Certificate

of Deposit

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 28

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.26%
ASSET-BACKED SECURITIES — 14.35%**
Alm Loan Funding, Series 2012-7A, Class A1
(Cayman Islands)
1.68%	10/19/24	[2,3,4]	$4,950,000	$4,950,266
ARES CLO Ltd., Series 2007-12A, Class A
(Cayman Islands)
0.89%	11/25/20	[2,3,4]	4,411,744	4,395,709
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
0.47%	04/25/35	[3,4]	534,368	492,450
Bayview Commercial Asset Trust,
Series 2007-1, Class A1
0.39%	03/25/37	[3,4]	444,885	403,547
Bayview Commercial Asset Trust,
Series 2007-3, Class A1
0.41%	07/25/37	[3,4]	3,955,706	3,405,864
Blue Hill CLO Ltd., Series 2013-1A, Class A
1.73%	01/15/26	[3,4]	8,110,000	8,098,305
BlueMountain CLO Ltd., Series 2013-4A,
Class A (Cayman Islands)
1.75%	04/15/25	[2,3,4]	4,235,000	4,232,472
Brazos Higher Education Authority, Inc.,
Series 2003 I, Class A3
0.38%	09/26/22	[3]	3,266,099	3,255,667
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.43%	02/25/35	[3]	3,070,000	3,153,046
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
1.06%	02/25/30	[3]	320,644	322,802
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.26%	10/27/36	[3]	5,075,000	5,159,143
Dryden 37 Senior Loan Fund,
Series 2015-37A, Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	9,280,000	9,288,881
Dryden XXII Senior Loan Fund,
Series 2013-30A, Class A (Cayman Islands)
1.51%	11/15/25	[2,3,4]	7,500,000	7,420,650
Education Loan Asset-Backed Trust, Series
2013-1A, Class A2
0.97%	04/26/32	[3,4]	8,375,000	8,352,228
Flatiron CLO Ltd., Series 2013-1A, Class A1
(Cayman Islands)
1.66%	01/17/26	[2,3,4]	8,945,000	8,922,790
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
0.82%	08/27/46	[3,4]	8,810,786	8,520,690
GCO Education Loan Funding Trust,
Series 2007-1A, Class A5L
0.33%	05/25/23	[3,4]	1,574,461	1,565,591
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32	[3,4]	2,129,718	2,078,395

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2005-1A,
Class A3
0.42%	06/15/33	[3,4]	$1,654,784	$1,605,607
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.38%	11/25/26	[3]	2,428,251	2,417,992
Goal Capital Funding Trust, Series 2006-1,
Class B
0.71%	08/25/42	[3]	4,037,170	3,721,550
ING Investment Management Ltd.,
Series 2012-4A, Class A1 (Cayman Islands)
1.64%	10/15/23	[2,3,4]	4,550,000	4,536,292
J.G. Wentworth XXX LLC, Series 2013-3A,
Class A
4.08%	01/17/73	[4]	5,296,958	5,654,550
Latitude CLO II Corp., Series 2006-2A,
Class A2 (Cayman Islands)
0.60%	12/15/18	[2,3,4]	2,471,602	2,458,160
LCM VI LP, Series 2006-6A, Class A
(Cayman Islands)
0.49%	05/28/19	[2,3,4]	3,242,793	3,223,106
Limerock CLO, Series 2014-2A, Class A
(Cayman Islands)
1.76%	04/18/26	[2,3,4]	7,425,000	7,418,800
Magnetite XII CLO Ltd., Series 2015-12A,
Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	9,280,000	9,286,348
National Collegiate Student Loan Trust,
Series 2006-1, Class A3
0.36%	05/25/26	[3]	2,792,207	2,781,264
National Collegiate Student Loan Trust,
Series 2006-3, Class A3
0.32%	10/25/27	[3]	1,507,341	1,492,204
National Collegiate Student Loan Trust,
Series 2007-1, Class A2
0.30%	11/27/28	[3]	565,258	558,655
National Collegiate Student Loan Trust,
Series 2007-2, Class A2
0.30%	06/26/28	[3]	4,534,270	4,379,282
Navient Student Loan Trust, Series 2014-8,
Class A2
0.61%	04/25/23	[3]	17,800,000	17,814,883
Nelnet Student Loan Trust, Series 2008-4,
Class A4
1.74%	04/25/24	[3]	8,310,000	8,483,114
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.77%	10/27/36	[3,4]	3,536,824	3,556,692
Nelnet Student Loan Trust, Series 2013-1A,
Class A
0.77%	06/25/41	[3,4]	5,246,130	5,281,581
Nelnet Student Loan Trust, Series 2014-5A,
Class A
0.72%	07/25/41	[3,4]	16,631,579	16,658,166

See accompanying notes to Schedule of Portfolio Investments.

29 / Annual Report March 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
North Carolina State Education Authority,
Series 2011-1, Class A3
1.13%	10/25/41	[3]	$5,500,000	$5,524,035
Northstar Education Finance, Inc.
0.33%	04/28/30	[3]	5,605,000	5,473,787
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/20/23	[2,3,4]	5,350,000	5,340,480
Octagon Investment Partners XI Ltd.,
Series 2007-1X, Class A1B
0.52%	08/25/21	[4,5]	3,327,343	3,284,218
OHA Loan Funding Ltd., Series 2012-1A,
Class A (Cayman Islands)
1.65%	01/23/25	[2,3,4]	7,000,000	6,973,246
SLC Student Loan Trust I, Series 2002-2,
Class B2
1.28%	07/01/42	[3,4]	4,500,000	3,425,647
SLC Student Loan Trust, Series 2004-1,
Class B
0.55%	08/15/31	[3]	1,965,600	1,800,161
SLC Student Loan Trust, Series 2005-1,
Class A2
0.34%	11/15/21	[3]	17,624	17,621
SLC Student Loan Trust, Series 2006-1,
Class A4
0.35%	12/15/21	[3]	147,116	146,821
SLC Student Loan Trust, Series 2007-1,
Class A3
0.29%	11/15/21	[3]	3,309,230	3,307,936
SLC Student Loan Trust, Series 2007-1,
Class A4
0.32%	05/15/29	[3]	8,000,000	7,771,392
SLM Student Loan Trust, Series 2003-11,
Class A5
0.32%	12/15/22	[3,4]	6,603,995	6,582,932
SLM Student Loan Trust, Series 2003-12,
Class A5
0.55%	09/15/22	[3,4]	6,367,630	6,365,525
SLM Student Loan Trust, Series 2003-8,
Class A4
0.47%	03/15/19	[3]	1,580,334	1,579,689
SLM Student Loan Trust, Series 2004-1,
Class A3
0.47%	04/25/23	[3]	170,888	170,537
SLM Student Loan Trust, Series 2004-2,
Class B
0.73%	07/25/39	[3]	2,297,908	2,111,957
SLM Student Loan Trust, Series 2004-5A,
Class A5
0.86%	10/25/23	[3,4]	6,731,424	6,757,369
SLM Student Loan Trust, Series 2004-7,
Class A5
0.43%	01/27/20	[3]	435,104	434,285

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2004-8,
Class B
0.72%	01/25/40	[3]	$853,743	$782,115
SLM Student Loan Trust, Series 2004-9,
Class A5
0.41%	01/27/20	[3]	252,047	251,507
SLM Student Loan Trust, Series 2005-10,
Class A4
0.37%	10/25/19	[3]	5,579,732	5,573,271
SLM Student Loan Trust, Series 2005-2,
Class A5
0.35%	04/27/20	[3]	2,410,301	2,401,580
SLM Student Loan Trust, Series 2005-4,
Class A3
0.38%	01/25/27	[3]	6,340,000	6,199,661
SLM Student Loan Trust, Series 2005-4,
Class B
0.44%	07/25/40	[3]	2,837,377	2,557,212
SLM Student Loan Trust, Series 2005-5,
Class A3
0.36%	04/25/25	[3]	553,925	552,158
SLM Student Loan Trust, Series 2005-8,
Class A3
0.37%	10/25/24	[3]	2,279,406	2,276,382
SLM Student Loan Trust, Series 2005-8,
Class A4
1.01%	01/25/28	[3]	9,485,000	9,456,067
SLM Student Loan Trust, Series 2006-2,
Class A4
0.35%	10/25/22	[3]	2,860,760	2,859,863
SLM Student Loan Trust, Series 2006-2,
Class A6
0.43%	01/25/41	[3]	6,000,000	5,645,148
SLM Student Loan Trust, Series 2006-4,
Class A5
0.36%	10/27/25	[3]	6,515,582	6,501,180
SLM Student Loan Trust, Series 2006-5,
Class A5
0.37%	01/25/27	[3]	9,000,000	8,901,960
SLM Student Loan Trust, Series 2006-8,
Class A6
0.42%	01/25/41	[3]	6,000,000	5,621,892
SLM Student Loan Trust, Series 2007-1,
Class A5
0.35%	01/26/26	[3]	2,970,000	2,918,491
SLM Student Loan Trust, Series 2007-2,
Class A2
0.26%	07/25/17	[3]	659,024	658,343
SLM Student Loan Trust, Series 2007-6,
Class A4
0.64%	10/25/24	[3]	4,330,000	4,309,169
SLM Student Loan Trust, Series 2007-6,
Class B
1.11%	04/27/43	[3]	1,000,376	908,707

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 30

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-7,
Class A3
0.50%	04/25/17	[3]	$6,212,789	$6,210,095
SLM Student Loan Trust, Series 2008-2,
Class B
1.46%	01/25/29	[3]	1,095,000	1,023,428
SLM Student Loan Trust, Series 2008-3,
Class B
1.46%	04/25/29	[3]	1,095,000	1,023,598
SLM Student Loan Trust, Series 2008-4,
Class A4
1.91%	07/25/22	[3]	4,531,000	4,724,084
SLM Student Loan Trust, Series 2008-4,
Class B
2.11%	04/25/29	[3]	1,095,000	1,068,664
SLM Student Loan Trust, Series 2008-5,
Class A3
1.56%	01/25/18	[3]	4,668,539	4,687,314
SLM Student Loan Trust, Series 2008-5,
Class A4
1.96%	07/25/23	[3]	7,000,000	7,293,188
SLM Student Loan Trust, Series 2008-5,
Class B
2.11%	07/25/29	[3]	1,095,000	1,113,777
SLM Student Loan Trust, Series 2008-6,
Class A3
1.01%	01/25/19	[3]	3,370,000	3,389,455
SLM Student Loan Trust, Series 2008-6,
Class B
2.11%	07/25/29	[3]	1,095,000	1,098,632
SLM Student Loan Trust, Series 2008-7,
Class B
2.11%	07/25/29	[3]	1,095,000	1,102,899
SLM Student Loan Trust, Series 2008-8,
Class A4
1.76%	04/25/23	[3]	8,200,000	8,546,130
SLM Student Loan Trust, Series 2008-8,
Class B
2.51%	10/25/29	[3]	1,095,000	1,134,856
SLM Student Loan Trust, Series 2008-9,
Class A
1.76%	04/25/23	[3]	15,752,963	16,168,471
SLM Student Loan Trust, Series 2008-9,
Class B
2.51%	10/25/29	[3]	1,095,000	1,151,346
SLM Student Loan Trust, Series 2010-1,
Class A
0.57%	03/25/25	[3]	17,436,163	17,418,368
SLM Student Loan Trust, Series 2011-1,
Class A1
0.69%	03/25/26	[3]	580,186	582,371
SLM Student Loan Trust, Series 2012-1,
Class A2
0.62%	11/25/20	[3]	2,668,148	2,672,506

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-1,
Class A3
1.12%	09/25/28	[3]	$7,470,000	$7,604,834
SLM Student Loan Trust, Series 2012-3,
Class A
0.82%	12/26/25	[3]	16,510,578	16,671,694
SLM Student Loan Trust, Series 2012-5,
Class A2
0.47%	06/25/19	[3]	1,879,959	1,878,636
SLM Student Loan Trust, Series 2012-6,
Class A2
0.45%	09/25/19	[3]	1,240,213	1,240,138
SLM Student Loan Trust, Series 2012-6,
Class A3
0.92%	05/26/26	[3]	8,877,000	8,938,899
SLM Student Loan Trust, Series 2012-7,
Class A2
0.45%	09/25/19	[3]	17,617,236	17,594,571
SLM Student Loan Trust, Series 2012-7,
Class A3
0.82%	05/26/26	[3]	4,460,000	4,464,778
SLM Student Loan Trust, Series 2013-1,
Class A2
0.42%	09/25/19	[3]	1,251,466	1,249,756
SLM Student Loan Trust, Series 2013-2,
Class A
0.62%	09/25/26	[3]	15,460,732	15,497,383
SLM Student Loan Trust, Series 2013-3,
Class A2
0.47%	05/26/20	[3]	8,715,000	8,704,712
SLM Student Loan Trust, Series 2013-4,
Class A
0.72%	06/25/27	[3]	7,040,202	7,050,077
SLM Student Loan Trust, Series 2013-5,
Class A2
0.57%	10/26/20	[3]	8,745,000	8,759,014
SLM Student Loan Trust, Series 2013-6,
Class A2
0.67%	02/25/21	[3]	8,830,000	8,838,605
SLM Student Loan Trust, Series 2014-1,
Class A3
0.77%	02/26/29	[3]	6,865,000	6,880,971
SLM Student Loan Trust, Series 2014-2,
Class A2
0.52%	10/25/21	[3]	4,665,000	4,658,985
South Carolina Student Loan Corp.
0.38%	12/01/20	[3]	1,354,878	1,353,111
Spirit Master Funding LLC, Series 2014-1A,
Class A1
5.05%	07/20/40	[4]	3,134,930	3,311,270

See accompanying notes to Schedule of Portfolio Investments.

31 / Annual Report March 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21	[3,4]	$636,458	$632,655

Total Asset-Backed Securities
(Cost $521,633,515)				526,528,357

BANK LOANS — 0.85%*
Communications — 0.20%
Charter Communications Operating LLC,
Term Loan G, 1st Lien
4.25%	09/12/21	[3]	5,500,000	5,553,488
Level 3 Financing, Inc., Term Loan B5, 1st
Lien
4.50%	01/31/22	[3]	2,000,000	2,013,440

				7,566,928

Electric — 0.07%
Chief Power Finance LLC, Term Loan B,
1st Lien
5.75%	12/31/20	[3]	2,493,750	2,534,274

Energy — 0.08%
Offshore Group Investment Ltd.,
Term Loan B, 1st Lien
5.00%	10/25/17	[3]	4,522,105	2,858,807

Finance — 0.13%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21	[3]	4,896,507	4,909,972

Health Care — 0.33%
HCA, Inc., Term Loan B4
3.03%	05/01/18	[3]	5,990,162	6,000,135
Valeant Pharmaceuticals International, Inc.,
Term Loan (Canada)
3.50%	08/05/20	[2,3]	5,986,516	5,996,633

				11,996,768

Services — 0.04%
AABS Ltd. Loan, Series 2013-1, Class A
(STEP) (Bermuda)
5.22%	01/15/38	[2,3]	1,475,560	1,519,827

Total Bank Loans
(Cost $32,785,247)				31,386,576

CORPORATES — 20.42%*
Automotive — 0.41%
Nissan Motor Acceptance Corp.
0.97%	09/26/16	[3,4]	15,000,000	15,097,103

Banking — 3.84%
Bank of America Corp.
6.50%	08/01/16		8,200,000	8,754,246

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Bank of America Corp., Series L (MTN)
5.65%	05/01/18		$300,000	$332,536
Bank of America N.A. (BKNT)
0.55%	06/15/16	[3]	8,600,000	8,569,999
0.57%	06/15/17	[3]	2,500,000	2,480,223
5.30%	03/15/17		3,850,000	4,113,679
6.10%	06/15/17		7,100,000	7,794,426
Capital One Financial Corp.
1.00%	11/06/15		7,600,000	7,603,538
Credit Suisse/New York (Switzerland)
3.00%	10/29/21	[2]	1,000,000	1,018,733
Credit Suisse/New York (YCD) (Switzerland)
0.49%	04/10/15	[2,3]	4,000,000	4,000,507
0.58%	08/24/15	[2,3]	20,000,000	20,003,040
HBOS PLC, Series G (MTN)
(United Kingdom)
6.75%	05/21/18	[2,4]	1,669,000	1,868,770
JPMorgan Chase & Co.
2.20%	10/22/19		5,000,000	5,007,163
3.45%	03/01/16		5,300,000	5,421,485
JPMorgan Chase Bank N.A.
0.60%	06/13/16	[3]	4,250,000	4,235,165
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		12,700,000	14,065,136
Lloyds TSB Bank PLC (United Kingdom)
4.88%	01/21/16	[2]	10,380,000	10,720,381
Macquarie Bank Ltd. (Australia)
0.72%	06/15/16	[2,3,4]	4,350,000	4,350,239
0.89%	10/27/17	[2,3,4]	7,000,000	7,004,242
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[2]	1,500,000	1,574,901
Royal Bank of Scotland PLC
(United Kingdom)
1.88%	03/31/17	[2]	625,000	624,937
2.55%	09/18/15	[2]	10,000,000	10,071,670
UBS AG/Stamford CT (MTN) (Switzerland)
0.97%	03/26/18	[2,3]	8,000,000	8,011,700
2.38%	08/14/19	[2]	3,300,000	3,327,022

				140,953,738

Communications — 0.66%
AT&T, Inc.
2.50%	08/15/15		2,645,000	2,663,052
Verizon Communications, Inc.
1.04%	06/17/19	[3]	5,750,000	5,800,445
2.02%	09/14/18	[3]	2,950,000	3,075,317
Verizon Communications, Inc. (WI)
2.62%	02/21/20		3,708,000	3,776,672

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 32

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc., Series FRN
0.66%	06/09/17	[3]	$5,000,000	$4,994,750
Windstream Corp.
7.88%	11/01/17		3,450,000	3,747,563

				24,057,799

Consumer Discretionary — 0.36%
Catholic Health Initiatives
2.60%	08/01/18		13,000,000	13,370,552

Electric — 1.44%
AES Corp.
3.26%	06/01/19	[3]	3,000,000	3,000,000
FirstEnergy Corp., Series A
2.75%	03/15/18		6,000,000	6,130,176
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[4]	3,320,000	3,994,116
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[4]	6,708	6,741
Homer City Generation LP (PIK)
8.14%	10/01/19	[6]	7,776,060	7,970,462
Ipalco Enterprises, Inc.
7.25%	04/01/16	[4]	8,830,000	9,314,615
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		3,426,000	3,678,641
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		14,109,000	16,515,339
W3A Funding Corp.
8.09%	01/02/17		2,103,054	2,104,015

				52,714,105

Energy — 1.27%
Boardwalk Pipelines LP
5.50%	02/01/17		3,300,000	3,449,642
5.88%	11/15/16		4,000,000	4,201,140
Chesapeake Energy Corp.
3.50%	04/15/19	[3]	4,000,000	3,920,000
El Paso Pipeline Partners
4.10%	11/15/15		3,000,000	3,053,316
Energy Transfer Partners LP
3.27%	11/01/66	[3]	3,000,000	2,670,000
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[4]	6,450,000	6,503,495
Rockies Express Pipeline LLC
6.00%	01/15/19	[4]	1,500,000	1,605,000
Sabine Pass LNG LP
7.50%	11/30/16		6,652,000	7,067,750
7.50%	11/30/16	[4]	2,875,000	3,054,687
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		8,673,000	9,122,339

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Trans-Canada Pipelines Ltd. (Canada)
0.95%	06/30/16	[2,3]	$2,065,000	$2,075,177

				46,722,546

Finance — 4.81%
Capital One Bank USA NA (BKNT)
2.15%	11/21/18		4,295,000	4,322,251
Chase Capital II, Series B
0.76%	02/01/27	[3]	2,398,000	2,060,805
Chase Capital VI
0.88%	08/01/28	[3]	1,000,000	860,000
CIT Group, Inc.
5.00%	05/15/17		3,500,000	3,608,150
Citigroup, Inc.
1.22%	07/25/16	[3]	11,849,000	11,918,844
2.50%	09/26/18		10,000,000	10,210,220
2.50%	07/29/19		3,000,000	3,050,927
Ford Motor Credit Co. LLC
0.78%	09/08/17	[3]	1,440,000	1,432,575
1.19%	01/09/18	[3]	8,000,000	8,027,128
2.75%	05/15/15		5,000,000	5,011,180
7.00%	04/15/15		1,500,000	1,503,341
8.00%	12/15/16		1,325,000	1,468,697
Ford Motor Credit Co. LLC, Series FRN
1.51%	05/09/16	[3]	8,000,000	8,046,080
General Electric Capital Corp. (MTN)
0.64%	05/05/26	[3]	6,300,000	5,871,878
General Electric Capital Corp.,
Series G (MTN)
0.90%	07/12/16	[3]	5,485,000	5,522,907
General Motors Financial Co., Inc.,
Series 3YR
3.00%	09/25/17		11,000,000	11,178,750
Goldman Sachs Group, Inc.
1.28%	10/23/19	[3]	5,000,000	5,037,980
2.38%	01/22/18		1,000,000	1,021,589
5.95%	01/18/18		4,625,000	5,153,157
6.15%	04/01/18		3,500,000	3,936,475
6.25%	09/01/17		1,475,000	1,638,564
Goldman Sachs Group, Inc. (MTN)
1.60%	11/23/15		9,805,000	9,861,185
International Lease Finance Corp.
6.75%	09/01/16	[4]	1,000,000	1,067,500
7.12%	09/01/18	[4]	3,816,000	4,313,034
JPMorgan Chase Capital XIII, Series M
1.22%	09/30/34	[3]	2,465,000	2,082,925
JPMorgan Chase Capital XXI, Series U
1.20%	02/02/37	[3]	5,250,000	4,357,500

See accompanying notes to Schedule of Portfolio Investments.

33 / Annual Report March 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
JPMorgan Chase Capital XXIII
1.26%	05/15/47	[3]	$7,950,000	$6,280,500
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	30,000	31,401
8.95%	05/18/17	[3]	30,000	31,590
9.57%	06/06/17	[3]	5,184,000	5,524,070
Morgan Stanley
0.73%	10/15/15	[3]	2,830,000	2,834,378
0.98%	01/05/18	[3]	6,000,000	6,018,270
3.80%	04/29/16		3,800,000	3,913,895
Morgan Stanley (MTN)
5.62%	09/23/19		2,000,000	2,286,558
6.62%	04/01/18		8,000,000	9,105,072
Reckson Operating Partnership LP
5.00%	08/15/18		8,000,000	8,636,784
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	8,966,000	9,414,300

				176,640,460

Food — 0.15%
Kraft Foods Group, Inc.
1.62%	06/04/15		5,325,000	5,334,247

Health Care — 0.87%
Actavis Funding SCS (Luxembourg)
1.35%	03/12/18	[2,3]	10,825,000	10,901,154
CHS/Community Health Systems, Inc.
5.12%	08/15/18		2,155,000	2,227,731
HCA, Inc.
3.75%	03/15/19		1,000,000	1,015,900
Providence Health & Services
Obligated Group
0.92%	10/01/15	[3]	3,000,000	3,003,955
1.06%	10/01/16	[3]	2,750,000	2,761,072
1.20%	10/01/17	[3]	11,940,000	12,014,643

				31,924,455

Industrials — 0.46%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[2,4]	16,995,000	16,797,153

Insurance — 0.58%
Berkshire Hathaway, Inc.
2.20%	08/15/16		1,010,000	1,033,197
Metropolitan Life Global Funding I
0.78%	07/15/16	[3,4]	2,000,000	2,010,548
1.88%	06/22/18	[4]	7,500,000	7,577,814
Nationwide Mutual Insurance Co.
2.56%	12/15/24	[3,4]	3,550,000	3,543,770

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
New York Life Global Funding
1.12%	03/01/17	[4]	$7,000,000	$7,025,858

				21,191,187

Materials — 0.07%
Rio Tinto Finance USA PLC, Series FRN
(United Kingdom)
1.11%	06/17/16	[2,3]	2,380,000	2,386,173

Real Estate Investment Trust (REIT) — 4.22%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		5,800,000	5,825,126
ARC Properties Operating Partnership LP/
Clark Acquisition LLC
2.00%	02/06/17		14,000,000	13,643,000
Essex Portfolio LP
5.50%	03/15/17		6,820,000	7,348,509
HCP, Inc.
6.00%	01/30/17		16,073,000	17,365,832
7.07%	06/08/15		1,000,000	1,011,724
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	8,152,915
Health Care REIT, Inc.
3.62%	03/15/16		3,000,000	3,076,469
4.70%	09/15/17		6,291,000	6,761,749
Healthcare Realty Trust, Inc.
6.50%	01/17/17		3,771,000	4,103,482
Hospitality Properties Trust
6.30%	06/15/16		5,737,000	5,928,647
Host Hotels & Resorts LP (WI)
5.88%	06/15/19		10,051,000	10,431,360
Kimco Realty Corp. (MTN)
5.78%	03/15/16		1,954,000	2,040,562
Mid-America Apartments LP
5.50%	10/01/15		9,640,000	9,859,484
Nationwide Health Properties, Inc.
6.00%	05/20/15		3,000,000	3,019,032
Pan Pacific Retail Properties, Inc.
5.25%	09/01/15		7,420,000	7,551,891
Realty Income Corp.
5.50%	11/15/15		9,815,000	10,071,073
UDR, Inc. (MTN)
5.25%	01/15/16		6,425,000	6,624,157
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		15,485,000	15,588,703
2.00%	02/15/18		4,935,000	4,985,835
WEA Finance LLC/Westfield UK & Europe
Finance PLC
1.75%	09/15/17	[4]	11,500,000	11,562,993

				154,952,543

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 34

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail — 0.35%
Walgreens Boots Alliance, Inc.
0.71%	05/18/16	[3]	$13,000,000	$13,023,192

Transportation — 0.93%
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		1,445,577	1,573,945
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		11,241,929	12,281,808
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		71,776	75,320
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.54%	08/02/20		3,100,890	3,436,173
Continental Airlines Pass-Through Trust,
Series 2000-2 A1
7.71%	10/02/22		2,420,781	2,714,300
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.71%	11/15/16	[3]	7,725,000	7,601,400
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		3,115,950	3,404,175
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		2,722,949	3,012,262

				34,099,383

Total Corporates
(Cost $736,823,087)				749,264,636

MORTGAGE-BACKED — 48.57%**
Commercial Mortgage-Backed — 7.89%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-6, Class A4
5.18%	09/10/47	[3]	5,499,661	5,558,267
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2006-3, Class A4
5.89%	07/10/44	[3]	5,536,934	5,775,582
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005-T20,
Class A4A
5.14%	10/12/42	[3]	7,256,762	7,318,315
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW16,
Class AAB
5.71%	06/11/40	[3]	3,950,203	4,023,183
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
2.20%	09/10/45	[3,4]	25,099,154	2,446,201
COMM Mortgage Trust, Series 2012-CR4,
Class A2
1.80%	10/15/45		8,580,000	8,656,405

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2007-C4, Class AAB
5.90%	09/15/39	[3]	$1,501,882	$1,554,119
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A1
3.74%	11/10/46	[4]	16,852,184	17,145,069
DBUBS Mortgage Trust, Series 2011-LC2A,
Class A2
3.39%	07/10/44	[4]	7,225,908	7,398,014
GE Business Loan Trust, Series 2003-2A,
Class A
0.54%	11/15/31	[3,4]	1,762,851	1,698,692
GE Business Loan Trust, Series 2006-2A,
Class A
0.36%	11/15/34	[3,4]	6,224,261	5,947,935
GE Commercial Mortgage Corp.,
Series 2007-C1, Class A1A
5.48%	12/10/49	[3]	19,052,800	20,355,035
GS Mortgage Securities Trust,
Series 2011-GC5, Class A2
3.00%	08/10/44		15,270,000	15,630,286
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-LDP3,
Class ASB
4.89%	08/15/42	[3]	743,203	745,934
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP8,
Class A1A
5.40%	05/15/45		7,694,146	8,024,932
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[4]	1,541,936	1,539,527
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A3SF
0.33%	05/15/47	[3]	926,644	928,941
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class AMS
5.34%	05/15/47		10,090,000	10,207,888
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-C1,
Class ASB
5.86%	02/15/51		4,339,289	4,540,289
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-CB20,
Class ASB
5.69%	02/12/51		1,273,427	1,320,411
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-LD11,
Class ASB
5.78%	06/15/49	[3]	8,695,143	9,063,886

See accompanying notes to Schedule of Portfolio Investments.

35 / Annual Report March 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-LD12,
Class A3
5.94%	02/15/51	[3]	$134,708	$134,765
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-C1,
Class A1
3.85%	06/15/43	[4]	2,225,341	2,226,711
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-C2,
Class A1
2.75%	11/15/43	[4]	10,076,409	10,151,371
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class A2
3.67%	02/15/46	[4]	4,280,575	4,395,616
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class A3
4.39%	02/15/46	[4]	17,565,000	18,961,936
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C4,
Class A3
4.11%	07/15/46	[4]	3,275,000	3,513,127
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C5,
Class A2
3.15%	08/15/46		13,049,601	13,417,665
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C5,
Class ASB
3.68%	08/15/46		1,513,000	1,611,000
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.16%	02/15/31		6,000,445	6,090,566
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A2
5.30%	11/15/38		3,966,309	4,004,459
Merrill Lynch Mortgage Trust, Series
2005-CIP1, Class AM
5.11%	07/12/38	[3]	13,890,000	14,031,254
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49		1,836,416	1,887,856
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class A4
5.20%	11/14/42	[3]	3,921,096	3,958,113
Morgan Stanley Capital I Trust,
Series 2006-IQ11, Class A4
5.65%	10/15/42	[3]	5,067,086	5,157,762
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A2FL
0.41%	04/12/49	[3]	1,301,890	1,301,566

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
PNC Mortgage Acceptance Corp., Series
2001-C1, Class J
5.91%	03/12/34	[4]	$7,106,504	$7,250,130
UBS Commercial Mortgage Trust, Series
2012-C1, Class A1
1.03%	05/10/45		4,438,201	4,446,278
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class A5
5.19%	01/15/41	[3]	570,601	572,573
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class AJ
4.79%	05/15/44		3,700,000	3,708,769
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class A4
5.27%	10/15/44	[3]	7,011,237	7,063,832
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C34, Class A1A
5.61%	05/15/46	[3]	15,272,290	16,264,549
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A2
3.79%	02/15/44	[4]	10,000,000	10,148,762
WF-RBS Commercial Mortgage Trust,
Series 2011-C4, Class A2
3.45%	06/15/44	[4]	9,100,000	9,318,425

				289,495,996

Non-Agency Mortgage-Backed — 20.91%
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
0.39%	02/25/37	[3]	12,000,000	9,631,286
ACE Securities Corp., Series 2005-HE6,
Class A1
0.43%	10/25/35	[3]	11,976,983	11,940,914
American Home Mortgage Assets,
Series 2007-4, Class A2
0.36%	08/25/37	[3]	1,650,776	1,600,486
Ameriquest Mortgage Securities, Inc.,
Series 2005-R5, Class M1
0.60%	07/25/35	[3]	2,392,319	2,393,310
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		22,212	23,440
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2005-HE4, Class M2
0.85%	05/25/35	[3]	133,553	133,887
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		18,532,401	19,012,120
Banc of America Funding Corp.,
Series 2006-G, Class 2A3
0.35%	07/20/36	[3]	167,032	167,385

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 36

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp.,
Series 2015-R2, Class 9A1
0.38%	03/25/37	[3,4]	$15,293,169	$14,774,931
Banc of America Funding Corp.,
Series 2015-R3, Class 8A1
0.32%	06/28/36	[3,4]	10,955,000	10,516,894
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-3, Class A4
4.67%	07/10/43		2,197,309	2,196,586
Banco de Credito Y Securitizacion SA,
Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[2,4]	7,000	560
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.33%	02/25/47	[3]	5,271,730	4,902,372
BCAP LLC Trust, Series 2008-IND2,
Class A1
1.82%	04/25/38	[3]	18,761,474	18,735,114
BCAP LLC Trust, Series 2011-RR5,
Class 2A3
2.94%	06/26/37	[3,4]	5,141,171	5,153,232
BCAP LLC Trust, Series 2012-R11,
Class 11A1
2.61%	09/26/36	[3,4]	10,128,117	10,223,967
BCAP LLC Trust, Series 2012-RR11,
Class 1A1
0.34%	01/26/37	[3,4]	11,878,700	11,757,086
BCAP LLC Trust, Series 2013-RR2,
Class 5A1
2.66%	03/26/36	[3,4]	7,837,947	7,950,206
BCAP LLC Trust, Series 2013-RR5,
Class 2A1
2.13%	03/26/37	[3,4]	12,690,002	12,667,097
Bear Stearns ARM Trust, Series 2004-3,
Class 4A
2.63%	07/25/34	[3]	6,107,985	6,025,929
Bear Stearns ARM Trust, Series 2005-2,
Class A1
2.68%	03/25/35	[3]	5,695,148	5,765,506
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE10, Class M1
0.72%	11/25/35	[3]	3,770,377	3,771,595
Bear Stearns Asset-Backed Securities Trust,
Series 2005-SD1, Class 1A3
0.57%	08/25/43	[3]	951,071	940,284
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/20	[2,4,7]	9,000	3
CC Mortgage Funding Corp., Series 2005-2A,
Class A1
0.35%	05/25/36	[3,4]	1,787,570	1,566,874

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2002-2, Class 2M1
1.07%	02/25/32	[3]	$380,174	$366,675
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 8A1
2.52%	02/25/37	[3]	21,239,439	21,497,201
Chase Mortgage Finance Corp.,
Series 2007-A2, Class 2A3
2.51%	07/25/37	[3]	4,200,490	4,263,029
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.84%	02/25/34	[3]	252,192	249,610
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE3, Class M1
0.63%	09/25/35	[3]	6,601,190	6,583,003
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class A3
0.32%	11/25/36	[3]	13,429,205	13,388,232
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.35%	03/25/37	[3]	1,308,449	1,286,080
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH4, Class A2C
1.47%	07/25/37	[3]	90,000	74,911
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33		4,249,691	4,693,627
Conseco Financial Corp., Series 1994-1,
Class A5
7.65%	04/15/19		23,388	24,291
Conseco Financial Corp., Series 1996-1,
Class M1
7.00%	03/15/27	[3]	2,112,074	2,151,943
Conseco Financial Corp., Series 1997-2,
Class A7
7.62%	06/15/28	[3]	1,531,162	1,595,098
Conseco Financial Corp., Series 1997-3,
Class A7
7.64%	03/15/28	[3]	1,047,268	1,115,546
Conseco Financial Corp., Series 1997-7,
Class A9
7.37%	07/15/29	[3]	3,365,426	3,540,750
Conseco Financial Corp., Series 1998-2,
Class A5
6.24%	12/01/28	[3]	14,614	15,135
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
2.43%	08/25/34	[3]	34,806	34,529
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2007-C1, Class AAB
5.34%	02/15/40		1,448,970	1,486,525

See accompanying notes to Schedule of Portfolio Investments.

37 / Annual Report March 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR1,
Class 5A1
2.41%	02/25/34	[3]	$4,729,301	$4,787,367
Credit Suisse First Boston Mortgage
Securities Corp., Series 2013-7R,
Class 5A1
0.42%	07/26/36	[3,4]	4,544,901	4,110,472
Credit Suisse Mortgage Trust,
Series 2009-12R, Class 41A1
5.25%	03/27/37	[3,4]	4,935,769	4,988,091
Credit Suisse Mortgage Trust,
Series 2014-9R, Class 8A1
0.29%	10/27/36	[3,4]	5,376,390	5,158,549
Credit-Based Asset Servicing and
Securitization LLC, Series 2005-CB7,
Class AF3 (STEP)
4.07%	11/25/35		1,259,663	1,299,168
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB1,
Class AF2 (STEP)
3.45%	01/25/36		2,757,143	2,098,772
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2B (STEP)
4.58%	02/25/37		15,409,668	11,603,372
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1 (STEP)
0.23%	04/25/37	[3]	4,190,961	2,841,822
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[3,4]	2,913,925	2,913,690
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2005-AR2,
Class 2A1A
0.39%	03/19/45	[3]	2,178,578	1,945,965
Encore Credit Receivables Trust,
Series 2005-3, Class M1
0.64%	10/25/35	[3]	889,790	890,715
FBR Securitization Trust, Series 2005-02,
Class M1
0.89%	09/25/35	[3]	18,498,500	18,415,220
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2004-FF5, Class A3C
1.17%	08/25/34	[3]	1,852,058	1,800,911
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FF6, Class M1
0.59%	05/25/36	[3]	2,719,054	2,687,279
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[3]	21,761	21,335
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR7, Class 2A2
2.57%	02/25/35	[3]	2,756,621	2,771,242

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GE Business Loan Trust, Series 2007-1A,
Class A
0.34%	04/16/35	[3,4]	$3,103,170	$2,941,355
GMAC Mortgage Corp. Loan Trust,
Series 2000-HE2, Class A1
0.61%	06/25/30	[3]	410,722	374,487
GSAA Home Equity Trust, Series 2005-9,
Class 1A1
0.45%	08/25/35	[3]	5,082,949	4,910,894
GSAMP Trust, Series 2005-HE4, Class M1
0.62%	07/25/45	[3]	4,507,345	4,540,945
GSR Mortgage Loan Trust, Series 2005-AR6,
Class 2A1
2.67%	09/25/35	[3]	3,778,849	3,800,034
GSR Mortgage Loan Trust, Series 2005-AR7,
Class 2A1
2.67%	11/25/35	[3]	1,916,756	1,849,244
GSR Mortgage Loan Trust, Series 2006-OA1,
Class 2A1
0.36%	08/25/46	[3]	7,176,234	6,954,262
Home Equity Asset Trust, Series 2006-4,
Class 2A3
0.34%	08/25/36	[3]	10,946,919	10,859,420
Home Equity Loan Trust, Series 2006-3,
Class A4
0.42%	03/20/36	[3]	6,979,647	6,903,464
Home Equity Loan Trust, Series 2007-1,
Class AS
0.38%	03/20/36	[3]	6,946,469	6,900,226
Impac Secured Assets Trust, Series 2005-5,
Class A1
0.81%	08/25/35	[3]	3,440,921	3,091,024
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
0.95%	12/25/34	[3]	435,025	368,506
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
0.97%	11/25/34	[3]	1,483,419	1,352,080
IndyMac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28		872,080	908,246
JPMorgan Mortgage Acquisition Corp.,
Series 2005-FRE1, Class A2F3 (STEP)
3.82%	10/25/35		2,313,764	2,221,652
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AV4
0.45%	03/25/47	[3]	50,000	28,841
JPMorgan Mortgage Trust, Series 2005-A3,
Class 5A3
2.74%	06/25/35	[3]	95,758	90,451
JPMorgan Mortgage Trust, Series 2007-A1,
Class 1A1
2.54%	07/25/35	[3]	3,104,614	3,142,605

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 38

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
2.56%	07/25/35	[3]	$750,949	$763,981
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A3
4.35%	04/15/40		2,765,618	2,918,574
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A4
5.27%	04/15/40		2,292,954	2,458,310
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[3]	200,671,397	4,349,934
Long Beach Mortgage Loan Trust,
Series 2005-2, Class M3
0.91%	04/25/35	[3]	5,639,908	5,648,785
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
2.67%	01/25/34	[3]	27,134	26,530
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
2.75%	01/25/34	[3]	54,755	53,958
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.67%	11/21/34	[3]	3,190,510	3,237,358
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.14%	04/25/34	[3]	344,692	331,859
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
2.60%	06/25/34	[3]	83,589	80,406
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32		5,248,670	5,542,692
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33		9,660,545	10,345,273
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33		10,839,503	11,293,331
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34		10,280,014	10,534,008
MASTR Asset-Backed Securities Trust,
Series 2006-AB1, Class A2
0.40%	02/25/36	[3]	6,702,002	6,581,653
MASTR Seasoned Securities Trust,
Series 2004-1, Class 4A1
2.50%	10/25/32	[3]	382,214	385,463
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
0.35%	06/25/37	[3]	17,225,684	11,320,796

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors, Inc.,
Series 2004-A4, Class A1
2.46%	08/25/34	[3]	$3,191,560	$3,282,523
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-F1, Class 1A2
6.00%	04/25/36		4,095,305	3,826,805
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,696,583	2,034,669
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[4]	7,106,425	7,691,927
Morgan Stanley Capital I Trust,
Series 2004-NC7, Class M2
1.10%	07/25/34	[3]	11,073,568	10,949,085
Morgan Stanley Capital I Trust,
Series 2005-HE3, Class M2
0.95%	07/25/35	[3]	3,224,165	3,228,940
Morgan Stanley Capital I Trust,
Series 2005-NC2, Class M2
0.80%	03/25/35	[3]	10,385,448	10,317,818
Morgan Stanley Mortgage Loan Trust,
Series 2004-6AR, Class 1A
0.62%	07/25/34	[3]	1,124,414	1,089,180
Morgan Stanley Resecuritization Trust,
Series 2014-R3, Class 3A
1.42%	03/26/37	[3,4]	9,930,823	9,899,703
MortgageIT Trust, Series 2005-3, Class A1
0.47%	08/25/35	[3]	929,268	892,093
MortgageIT Trust, Series 2005-4, Class A1
0.45%	10/25/35	[3]	14,340,627	13,108,681
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV3
0.34%	09/25/36	[3]	5,917,027	5,908,903
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV3
0.35%	06/25/37	[3]	7,807,200	7,103,101
New Century Home Equity Loan Trust,
Series 2005-3, Class M2
0.66%	07/25/35	[3]	15,000,000	14,420,708
Nomura Home Equity Loan, Inc.,
Series 2006-HE1, Class A3
0.38%	02/25/36	[3]	1,977,154	1,978,093
Nomura Resecuritization Trust,
Series 2013-1R, Class 3A1
0.33%	10/26/36	[3,4]	9,927,276	9,691,328
Nomura Resecuritization Trust,
Series 2014-1R, Class 1A1
0.33%	10/25/36	[3,4]	8,906,135	8,662,765
Nomura Resecuritization Trust,
Series 2014-1R, Class 3A1
0.32%	07/26/36	[3,4]	7,142,208	7,068,550

See accompanying notes to Schedule of Portfolio Investments.

39 / Annual Report March 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust,
Series 2014-1R, Class 4A1
0.44%	01/25/37	[3,4]	$6,284,878	$6,164,806
Nomura Resecuritization Trust,
Series 2015-4R, Class 3A1
2.48%	01/26/36	[4]	18,000,000	18,383,400
Oakwood Mortgage Investors, Inc.,
Series 1997-B, Class M
7.78%	08/15/27		1,360,571	1,383,070
Park Place Securities, Inc.,
Series 2004-WCW2, Class M2
1.15%	10/25/34	[3]	18,123,882	17,967,390
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1
0.62%	09/25/35	[3]	18,810,000	18,719,975
Park Place Securities, Inc.,
Series 2005-WCW2, Class M1
0.67%	07/25/35	[3]	19,095,000	18,911,908
Park Place Securities, Inc.,
Series 2005-WCW3, Class A1B
0.47%	08/25/35	[3,4]	7,718,562	7,698,633
Park Place Securities, Inc.,
Series 2005-WHG4, Class A2D
0.54%	09/25/35	[3]	15,721,153	15,637,394
Park Place Securities, Inc.,
Series 2005-WHQ1, Class M2
0.67%	03/25/35	[3]	4,048,366	4,079,592
Park Place Securities, Inc.,
Series 2005-WHQ2, Class A1B
0.44%	05/25/35	[3]	3,288,725	3,286,624
Residential Accredit Loans, Inc.,
Series 2005-QA3, Class NB1
2.99%	03/25/35	[3]	9,211,058	6,772,327
Residential Asset Mortgage Products, Inc.,
Series 2004-SL4, Class A3
6.50%	07/25/32		1,098,336	1,137,330
Residential Asset Mortgage Products, Inc.,
Series 2005-SL1, Class A5
6.50%	05/25/32		2,209,532	2,093,688
Residential Asset Securities Corp.,
Series 2005-KS11, Class AI4
0.48%	12/25/35	[3]	16,224,394	16,153,457
Residential Funding Mortgage Securities II,
Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		637	635
SG Mortgage Securities Trust,
Series 2006-FRE1, Class A1B
0.44%	02/25/36	[3]	936,500	685,542
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.31%	12/25/36	[3]	4,062,577	4,011,621

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-16, Class 6A
2.44%	11/25/34	[3]	$10,307,739	$10,072,307
Structured Asset Investment Loan Trust,
Series 2005-11, Class A5
0.46%	01/25/36	[3]	3,162,255	3,157,561
Structured Asset Investment Loan Trust,
Series 2005-8, Class A4
0.53%	10/25/35	[3]	12,474,203	12,259,897
Structured Asset Securities Corp., Series
2007-GEL1,
Class A1
0.27%	01/25/37	[3,4]	1,908,547	1,907,344
Structured Asset Securities Corp.,
Series 2002-5A, Class 6A
2.00%	04/25/32	[3]	19,156	17,104
Structured Asset Securities Corp.,
Series 2003-26A, Class 3A5
2.44%	09/25/33	[3]	2,130,659	2,129,432
Structured Asset Securities Corp.,
Series 2005-WF4, Class A4
0.53%	11/25/35	[3]	1,592,616	1,594,945
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
0.72%	07/25/34	[3,4]	121,670	116,410
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
2.51%	01/25/33	[3]	233,988	236,674
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.40%	01/25/35	[3]	1,828,274	1,847,217
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34		11,556,855	12,270,153
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
0.46%	10/25/45	[3]	5,129,302	4,811,606
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
0.50%	01/25/45	[3]	820,649	774,872
Wells Fargo Home Equity Trust,
Series 2005-3, Class M1
0.58%	11/25/35	[3]	4,603,911	4,610,439
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-Q, Class 1A1
2.62%	09/25/34	[3]	3,197,536	3,276,420
Wells Fargo Mortgage-Backed Securities
Trust, Series 2005-AR10, Class 2A14
2.62%	06/25/35	[3]	11,020,999	11,123,591
Wells Fargo Mortgage-Backed Securities
Trust, Series 2005-AR9, Class 1A1
2.62%	05/25/35	[3]	297,090	306,507

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 40

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR2, Class 2A5
2.62%	03/25/36	[3]	$3,079,971	$2,970,455

				767,387,064

U.S. Agency Mortgage-Backed — 19.77%
Fannie Mae Pool (TBA)
2.50%	04/25/28		10,915,000	11,210,898
Fannie Mae Pool 465761
3.16%	08/01/17		5,433,907	5,506,713
Fannie Mae Pool 555284
7.50%	10/01/17		439	460
Fannie Mae Pool 567002
8.00%	05/01/23		53,559	61,469
Fannie Mae Pool 735861
6.50%	09/01/33		26,812	31,596
Fannie Mae Pool 745936
6.08%	08/01/16		22,003,051	23,119,016
Fannie Mae Pool 770900
2.06%	04/01/34	[3]	504,777	540,219
Fannie Mae Pool 995182
5.50%	06/01/20		3,748,992	3,942,169
Fannie Mae Pool AD0172
4.75%	04/01/16		12,533,240	12,950,462
Fannie Mae Pool AD0538
6.00%	05/01/24		1,338,225	1,486,022
Fannie Mae Pool AD0791
4.76%	02/01/20		14,926,524	16,660,419
Fannie Mae Pool AE0083
6.00%	01/01/40		3,190,292	3,671,465
Fannie Mae Pool AL0851
6.00%	10/01/40		3,822,375	4,381,117
Fannie Mae Pool AL5262
3.06%	12/01/20		14,769,002	15,408,079
Fannie Mae Pool AL5584
4.64%	12/01/20		3,883,027	4,292,239
Fannie Mae Pool FN0002
3.31%	12/01/17		5,030,217	5,275,458
Fannie Mae REMICS, Series 2005-57,
Class EG
0.47%	03/25/35	[3]	10,438,190	10,463,936
Fannie Mae REMICS, Series 2007-61,
Class A
0.45%	03/25/37	[3]	4,801,355	4,813,111
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39		3,082,387	3,326,727
Fannie Mae REMICS, Series 2009-85,
Class LF
1.37%	10/25/49	[3]	8,390,868	8,549,253

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2009-96,
Class FA
1.07%	11/25/49	[3]	$5,840,011	$5,931,247
Fannie Mae REMICS, Series 2010-6,
Class BF
0.93%	02/25/40	[3]	5,055,179	5,141,008
Fannie Mae REMICS, Series 2011-118,
Class FB
0.62%	11/25/41	[3]	18,714,908	18,854,075
Fannie Mae REMICS, Series 2013-54,
Class HF
0.37%	10/25/41	[3]	15,802,648	15,784,768
Fannie Mae REMICS, Series 2013-75,
Class FC
0.42%	07/25/42	[3]	12,313,331	12,314,959
Fannie Mae, Series 1997-76, Class FS
0.63%	09/17/27	[3]	31,218	31,863
Fannie Mae, Series 2001-60, Class OF
1.12%	10/25/31	[3]	1,804,998	1,861,183
Fannie Mae, Series 2003-134, Class FC
0.77%	12/25/32	[3]	12,178,056	12,339,968
Fannie Mae, Series 2007-64, Class FA
0.64%	07/25/37	[3]	1,354,014	1,366,807
Fannie Mae, Series 2009-33, Class FB
0.99%	03/25/37	[3]	5,896,413	5,996,009
Fannie Mae, Series 2010-109, Class PF
0.57%	10/25/40	[3]	3,615,196	3,639,854
Fannie Mae, Series 2010-26, Class S (IO)
6.06%	11/25/36	[3]	20,243,091	3,232,830
Fannie Mae, Series 2010-39, Class FE
0.94%	06/25/37	[3]	11,145,713	11,356,829
Fannie Mae, Series 2010-43, Class DP
5.00%	05/25/40		3,137,357	3,378,407
Fannie Mae, Series 2010-95, Class S (IO)
6.43%	09/25/40	[3]	13,317,809	2,957,437
Fannie Mae, Series 2011-71, Class FB
0.67%	05/25/37	[3]	8,217,719	8,294,934
Fannie Mae, Series 2012-33, Class F
0.69%	04/25/42	[3]	14,815,341	14,983,857
Fannie Mae, Series 2013-M11, Class A
1.50%	01/25/18		8,905,388	8,993,716
Fannie Mae, Series 2014-M12, Class FA
0.45%	10/25/21		16,218,934	16,313,659
Fannie Mae, Series 2014-M8, Class FA
0.40%	05/25/18		4,377,122	4,385,756
Fannie Mae, Series G92-10, Class Z
7.75%	01/25/22		3,462	3,711
Federal Home Loan Bank (STEP)
0.75%	05/26/28		15,570,000	15,591,348

See accompanying notes to Schedule of Portfolio Investments.

41 / Annual Report March 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool A45796
7.00%	01/01/33		$13,311	$15,894
Freddie Mac Gold Pool C46104
6.50%	09/01/29		18,117	21,420
Freddie Mac Gold Pool G13032
6.00%	09/01/22		2,233,022	2,450,987
Freddie Mac Gold Pool G13475
6.00%	01/01/24		290,085	318,864
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K004,
Class A2
4.19%	08/25/19		17,405,000	19,159,320
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K005,
Class A2
4.32%	11/25/19		16,592,000	18,404,709
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K007,
Class A2
4.22%	03/25/20		14,430,000	16,011,499
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K033,
Class A1
2.87%	02/25/23		15,770,840	16,531,239
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K701,
Class A2
3.88%	11/25/17		9,097,000	9,631,494
Freddie Mac REMICS, Series 2733,
Class FB
0.78%	10/15/33	[3]	5,335,000	5,408,860
Freddie Mac REMICS, Series 3084, Class FN
0.68%	12/15/34	[3]	8,647,682	8,699,588
Freddie Mac REMICS, Series 3524,
Class FC
1.12%	06/15/38	[3]	3,025,552	3,056,661
Freddie Mac REMICS, Series 3531,
Class FM
1.08%	05/15/39	[3]	4,108,791	4,173,271
Freddie Mac REMICS, Series 3828,
Class TF
0.58%	04/15/29	[3]	2,023,644	2,030,082
Freddie Mac REMICS, Series 4235,
Class FA
0.52%	01/15/34	[3]	12,681,457	12,728,863
Freddie Mac Strips, Series 263, Class F5
0.68%	06/15/42	[3]	6,590,927	6,657,448
Freddie Mac Strips, Series 319, Class F2
0.68%	11/15/43	[3]	28,212,602	28,433,650
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		1,051,733	1,199,896

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 240, Class F30
0.48%	07/15/36	[3]	$7,576,318	$7,604,798
Freddie Mac, Series 2454, Class FQ
1.18%	06/15/31	[3]	16,720	17,274
Freddie Mac, Series 3294, Class CB
5.50%	03/15/37		886,254	958,848
Freddie Mac, Series 3300, Class FA
0.48%	08/15/35	[3]	2,374,342	2,379,875
Freddie Mac, Series 3325, Class NF
0.48%	08/15/35	[3]	6,123,064	6,137,351
Freddie Mac, Series 3345, Class FP
0.38%	11/15/36	[3]	1,214,817	1,215,739
Freddie Mac, Series 3345, Class PF
0.36%	05/15/36	[3]	592,128	592,792
Freddie Mac, Series 3346, Class FA
0.40%	02/15/19	[3]	7,948,250	7,958,086
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		95,678	95,693
Freddie Mac, Series 3672, Class A
6.00%	05/15/40		660,497	710,650
Freddie Mac, Series 4109, Class KF
0.58%	05/15/32	[3]	29,026,883	29,092,556
Freddie Mac, Series KF02, Class A1
0.55%	07/25/20		21,642,224	21,725,475
Freddie Mac, Series KF05, Class A
0.52%	09/25/21		23,669,555	23,728,696
Freddie Mac, Series KS02, Class A
0.55%	08/25/23		19,614,081	19,663,114
Ginnie Mae I Pool 422972
6.50%	07/15/29		41,384	47,461
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		15,075,000	15,523,416
Ginnie Mae II Pool 1849
8.50%	08/20/24		554	585
Ginnie Mae II Pool 2020
8.50%	06/20/25		1,571	1,808
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,762	2,055
Ginnie Mae II Pool 2487
8.50%	09/20/27		15,448	18,016
Ginnie Mae II Pool 80059
1.62%	04/20/27	[3]	31,564	32,773
Ginnie Mae II Pool 80589
1.62%	03/20/32	[3]	44,189	45,474
Ginnie Mae II Pool 80610
1.62%	06/20/32	[3]	21,347	22,217
Ginnie Mae II Pool 80968
1.62%	07/20/34	[3]	638,125	661,908

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 42

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 81201
2.12%	01/20/35	[3]	$14,417	$14,969
Ginnie Mae II Pool 8599
3.00%	02/20/25	[3]	25,527	27,197
Ginnie Mae, Series 2003-11, Class FK
0.48%	02/16/33	[3]	2,534,163	2,541,657
Ginnie Mae, Series 2004-5, Class PF
0.73%	02/20/33	[3]	3,105,101	3,119,157
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39		5,832,513	5,957,583
Ginnie Mae, Series 2009-106, Class XI (IO)
6.62%	05/20/37	[3]	11,625,700	1,943,224
Ginnie Mae, Series 2011-126, Class AB
1.97%	06/16/35		196,306	196,342
Ginnie Mae, Series 2011-144, Class AE
1.66%	07/16/35		2,410,928	2,411,438
Ginnie Mae, Series 2011-78, Class AB
2.45%	02/16/39		1,998,923	2,020,521
Ginnie Mae, Series 2012-13, Class KF
0.48%	07/20/38	[3]	4,646,136	4,657,889
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		8,162,914	8,065,096
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.62%	10/07/20	[3]	11,265,283	11,329,310
NCUA Guaranteed Notes, Series 2010-R2,
Class 1A
0.54%	11/06/17	[3]	12,579,071	12,610,028
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.74%	12/08/20	[3]	13,789,759	13,912,843
NCUA Guaranteed Notes, Series 2010-R3,
Class 2A
0.74%	12/08/20	[3]	5,997,488	6,050,317
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.70%	03/09/21	[3]	20,496,742	20,549,244
NCUA Guaranteed Notes, Series 2011-R1,
Class 1A
0.62%	01/08/20	[3]	8,160,583	8,206,364
NCUA Guaranteed Notes, Series 2011-R2,
Class 1A
0.57%	02/06/20	[3]	8,035,966	8,068,612
NCUA Guaranteed Notes, Series 2011-R3,
Class 1A
0.58%	03/11/20	[3]	4,516,775	4,534,824
NCUA Guaranteed Notes, Series 2011-R4,
Class 1A
0.55%	03/06/20	[3]	4,019,750	4,030,023

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.56%	04/06/20	[3]	$2,297,528	$2,299,592
NCUA Guaranteed Notes, Series 2011-R6,
Class 1A
0.56%	05/07/20	[3]	1,161,354	1,161,672

				725,323,360

Total Mortgage-Backed
(Cost $1,769,881,111)				1,782,206,420

MUNICIPAL BONDS — 0.92%*
California — 0.39%
State of California, Taxable, Various Purpose
5.50%	03/01/16		1,775,000	1,854,538
6.20%	03/01/19		600,000	695,352
State of California, Taxable,
Various Purpose Bonds
5.45%	04/01/15		1,715,000	1,715,000
University of California, Floating Rate Notes,
Series Y, Class 1
0.67%	07/01/41	[3]	10,000,000	10,001,600

				14,266,490

Illinois — 0.53%
State of Illinois, Build America Bonds
6.20%	07/01/21	[3]	6,750,000	7,579,440
State of Illinois, Taxable Bonds
5.36%	03/01/17		2,250,000	2,415,713
State of Illinois, Taxable Pension Bonds
4.05%	06/01/15	[3]	1,040,000	1,046,240
4.35%	06/01/18	[3]	8,010,000	8,387,431

				19,428,824

Total Municipal Bonds
(Cost $33,035,425)				33,695,314

U.S. AGENCY SECURITIES — 3.96%
Federal Farm Credit Bank
0.20%	09/14/16	[3]	17,560,000	17,563,169
0.20%	04/26/17	[3]	35,365,000	35,394,990
0.23%	04/17/17	[3]	22,785,000	22,809,312
0.23%	02/27/17	[3]	17,135,000	17,164,455
Federal Home Loan Bank
0.22%	10/07/15	[3]	16,250,000	16,261,684
Fico Strip Principal, Series 5P
0.00%	02/08/18	[8]	37,445,000	36,152,473

Total U.S. Agency Securities
(Cost $144,929,873)				145,346,083

See accompanying notes to Schedule of Portfolio Investments.

43 / Annual Report March 2015

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 1.19%
U.S. Treasury Notes — 1.19%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.12%	04/15/16	[9]	$34,350,000	$36,752,904
0.50%	04/15/15	[9]	6,330,000	6,840,809

Total U.S. Treasury Securities
(Cost $43,491,017)				43,593,713

Total Bonds – 90.26%
(Cost $3,282,579,275)				3,312,021,099

Issues			Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.01%
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 6.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.
			30,000	234,924
Total Purchased Swaptions
(Cost $939,000)

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 9.79%
Money Market Funds — 2.00%
Dreyfus Cash Advantage Fund
0.01%[10,11]			36,661,000	36,661,000
Morgan Stanley Institutional Fund
0.04%[10]			36,653,000	36,653,000

				73,314,000

Repurchase Agreements — 1.91%
RBS Securities, Inc. (Dated 03/31/15, total to be received $70,000,214, (collateralized by various U.S. Treasury and U.S. government sponsored agency obligations, 0.32% to 1.38%, due from 01/07/16 to 09/30/18, par and fair value of $71,210,000 and $71,403,177, respectively))
0.11%	04/01/15		70,000,000	70,000,000

U.S. Agency Discount Notes — 5.88%
Federal Home Loan Bank
0.05%[12]	05/13/15		107,770,000	107,766,013
0.06%[12]	04/24/15		34,000,000	33,999,422
0.06%[12]	05/27/15		74,000,000	73,996,300

				215,761,735

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 0.00%
U.S. Treasury Bills
0.01%[12]	05/07/15	[13]	$49,000	$48,999

Total Short-Term Investments
(Cost $359,117,928)				359,124,734

Total Investments – 100.06%
(Cost $3,642,636,203)[1]				3,671,380,757

Liabilities in Excess of Other
Assets – (0.06)%				(2,217,628)

Net Assets – 100.00%				$3,669,163,129

Contracts				Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
160	Euro Dollar Ninety Day,
	Expiration December 2016			$301,590

	Net unrealized appreciation			$301,590

Contracts				Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
160	Euro Dollar Ninety Day,
	Expiration December 2017			$(386,361)
	Net unrealized (depreciation)			$(386,361)

Issues	Notional Amount (000’s)		Premiums (Received)	Value
WRITTEN SWAPTIONS

Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 7.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.

	$(30,000)		$(540,000)	$(133,170)
Total Written Swaptions			$(540,000)	$(133,170)
Notes:
[1] Cost for federal income tax purposes is $3,644,181,166 and net unrealized appreciation/(depreciation) consists of:
Gross unrealized appreciation				$ 72,496,743
Gross unrealized (depreciation)				(45,297,152)
Net unrealized appreciation				$27,199,591

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2015.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 44

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2015

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Private placements under procedures approved by the Fund’s Board of Trustees.

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2015.

[9]	Inflation protected security. Principal amount reflects original security face amount.

[10]	Represents the current yield as of March 31, 2015.

[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $8,000.

[12]	Represents annualized yield at date of purchase.

[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $47,999.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

45 / Annual Report March 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BONDS – 100.30%
ASSET-BACKED SECURITIES — 9.40%**
321 Henderson Receivables I LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[2]	$1,136,232	$1,195,283
Academic Loan Funding Trust,
Series 2012-1A, Class A2
1.27%	12/27/44	[2,3]	950,000	953,087
Alm Loan Funding, Series 2012-7A, Class A1
(Cayman Islands)
1.68%	10/19/24	[2,3,4]	775,000	775,042
American Money Management Corp.,
Series 2014-14A, Class A1L
(Cayman Islands)
1.71%	07/27/26	[2,3,4]	1,100,000	1,096,196
Babson CLO Ltd., Series 2014-IIA, Class A
(Cayman Islands)
1.66%	10/17/26	[2,3,4]	850,000	847,233
Ballyrock CLO LLC, Series 2014-1, Class A1
(Cayman Islands)
1.71%	10/20/26	[2,3,4]	1,680,000	1,681,115
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
0.54%	01/25/35	[2,3]	949,314	882,581
Brazos Higher Education Authority, Inc.,
Series 2005-3, Class A16
0.47%	06/25/26	[3]	350,000	343,658
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.43%	02/25/35	[3]	650,000	667,583
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.26%	10/27/36	[3]	930,000	945,419
CIT Education Loan Trust, Series 2007-1,
Class A
0.36%	03/25/42	[2,3]	454,786	436,230
Dryden 37 Senior Loan Fund,
Series 2015-37A, Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	2,790,000	2,792,670
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
0.91%	04/25/35	[3]	742,005	740,746
Flatiron CLO Ltd.
1.64%	07/17/26	[2,3]	1,350,000	1,342,885
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
0.82%	08/27/46	[2,3]	978,023	945,822
GE Business Loan Trust, Series 2004-1,
Class A
0.46%	05/15/32	[2,3]	1,782,678	1,732,738
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32	[2,3]	350,526	342,079

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2005-1A,
Class A3
0.42%	06/15/33	[2,3]	$553,070	$536,633
Global SC Finance SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/24	[2,4]	1,563,333	1,560,306
Higher Education Funding, Series 2014-1,
Class A
1.31%	05/25/34	[2,3]	1,262,988	1,278,972
ING Investment Management CLO Ltd.,
Series 2014-1A, Class A1 (Cayman Islands)
1.76%	04/18/26	[2,3,4]	1,430,000	1,426,938
ING Investment Management Ltd.,
Series 2012-4A, Class A1 (Cayman Islands)
1.64%	10/15/23	[2,3,4]	1,050,000	1,046,836
J.G. Wentworth XXX LLC, Series 2013-3A,
Class A
4.08%	01/17/73	[2]	625,368	667,586
LCM VI LP, Series 2006-6A, Class A
(Cayman Islands)
0.49%	05/28/19	[2,3,4]	517,739	514,595
Limerock CLO, Series 2014-2A, Class A
(Cayman Islands)
1.76%	04/18/26	[2,3,4]	1,200,000	1,198,998
Limerock CLO, Series 2014-3A, Class A1
(Cayman Islands)
1.79%	10/20/26	[2,3,4]	1,875,000	1,875,975
Magnetite XII CLO Ltd., Series 2015-12A,
Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	2,390,000	2,391,635
Magnetite XII Ltd., Series 2014-11A, Class A1
(Cayman Islands)
1.69%	01/18/27	[2,3,4]	2,400,000	2,403,357
Navient Student Loan Trust, Series 2014-1,
Class A3
0.68%	06/25/31	[3]	2,765,000	2,753,624
Navient Student Loan Trust, Series 2014-2,
Class A
0.81%	03/25/43	[3]	2,817,899	2,799,533
Navient Student Loan Trust, Series 2014-3,
Class A
0.79%	03/25/43	[3]	2,813,844	2,793,134
Navient Student Loan Trust, Series 2014-4,
Class A
0.79%	03/25/43	[3]	2,679,977	2,659,072
Navient Student Loan Trust, Series 2014-8,
Class A3
0.77%	05/27/31	[3]	4,710,000	4,717,826
Nelnet Student Loan Trust, Series 2007-2A,
Class A3L
0.62%	03/25/26	[2,3]	3,463,880	3,435,999
Nelnet Student Loan Trust, Series 2011-1A,
Class A
1.02%	02/25/43	[2,3]	2,368,733	2,413,258

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
1.12%	11/25/43	[2,3]	$1,370,000	$1,380,625
Nelnet Student Loan Trust, Series 2015-2A,
Class A2
0.82%	09/25/42	[2,3]	5,275,000	5,284,533
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/20/23	[2,3,4]	775,000	773,621
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[2]	258,567	266,758
SLC Student Loan Trust I, Series 2002-2,
Class B2
1.28%	07/01/42	[2,3]	750,000	570,941
SLC Student Loan Trust, Series 2004-1,
Class B
0.55%	08/15/31	[3]	271,993	249,100
SLC Student Loan Trust, Series 2005-3,
Class B
0.52%	06/15/40	[3]	1,040,417	943,795
SLC Student Loan Trust, Series 2008-1,
Class A4A
1.87%	12/15/32	[3]	625,000	651,955
SLM Student Loan Trust, Series 2004-2,
Class B
0.73%	07/25/39	[3]	309,108	284,094
SLM Student Loan Trust, Series 2004-8,
Class B
0.72%	01/25/40	[3]	309,230	283,286
SLM Student Loan Trust, Series 2004-8A,
Class A5
0.76%	04/25/24	[2,3]	2,349,457	2,352,209
SLM Student Loan Trust, Series 2005-4,
Class A3
0.38%	01/25/27	[3]	3,035,000	2,967,819
SLM Student Loan Trust, Series 2005-4,
Class B
0.44%	07/25/40	[3]	354,672	319,651
SLM Student Loan Trust, Series 2006-2,
Class A6
0.43%	01/25/41	[3]	925,000	870,294
SLM Student Loan Trust, Series 2006-8,
Class A6
0.42%	01/25/41	[3]	925,000	866,708
SLM Student Loan Trust, Series 2007-6,
Class A4
0.64%	10/25/24	[3]	4,730,000	4,707,247
SLM Student Loan Trust, Series 2007-6,
Class B
1.11%	04/27/43	[3]	146,174	132,779
SLM Student Loan Trust, Series 2008-2,
Class B
1.46%	01/25/29	[3]	160,000	149,542

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-3,
Class B
1.46%	04/25/29	[3]	$160,000	$149,567
SLM Student Loan Trust, Series 2008-4,
Class B
2.11%	04/25/29	[3]	160,000	156,152
SLM Student Loan Trust, Series 2008-5,
Class B
2.11%	07/25/29	[3]	2,210,000	2,247,897
SLM Student Loan Trust, Series 2008-6,
Class A3
1.01%	01/25/19	[3]	5,190,000	5,219,961
SLM Student Loan Trust, Series 2008-6,
Class B
2.11%	07/25/29	[3]	160,000	160,531
SLM Student Loan Trust, Series 2008-7,
Class B
2.11%	07/25/29	[3]	160,000	161,154
SLM Student Loan Trust, Series 2008-8,
Class B
2.51%	10/25/29	[3]	160,000	165,824
SLM Student Loan Trust, Series 2008-9,
Class A
1.76%	04/25/23	[3]	4,681,664	4,805,150
SLM Student Loan Trust, Series 2008-9,
Class B
2.51%	10/25/29	[3]	2,160,000	2,271,148
SLM Student Loan Trust, Series 2009-3,
Class A
0.92%	01/25/45	[2,3]	5,715,320	5,771,124
SLM Student Loan Trust, Series 2011-2,
Class A1
0.77%	11/25/27	[3]	1,492,542	1,500,383
SLM Student Loan Trust, Series 2011-2,
Class A2
1.37%	10/25/34	[3]	500,000	513,407
SLM Student Loan Trust, Series 2012-3,
Class A
0.82%	12/26/25	[3]	2,424,606	2,448,267
SLM Student Loan Trust, Series 2012-6,
Class A2
0.45%	09/25/19	[3]	3,646,440	3,646,217
SLM Student Loan Trust, Series 2012-7,
Class A3
0.82%	05/26/26	[3]	800,000	800,857
SLM Student Loan Trust, Series 2013-4,
Class A
0.72%	06/25/27	[3]	663,325	664,256
South Carolina Student Loan Corp.
0.38%	12/01/20	[3]	207,015	206,745
Spirit Master Funding LLC, Series 2014-1A,
Class A1
5.05%	07/20/40	[2]	508,242	536,830

See accompanying notes to Schedule of Portfolio Investments.

47 / Annual Report March 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[2]	$735,315	$902,270
Symphony CLO Ltd., Series 2013-11A,
Class A (Cayman Islands)
1.56%	01/17/25	[2,3,4]	1,350,000	1,337,386
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21	[2,3]	157,084	156,145
Voya CLO Ltd., Series 2014-4A, Class A1
(Cayman Islands)
1.73%	10/14/26	[2,3,4]	2,150,000	2,148,050
Voya CLO Ltd., Series 2015-1A, Class A1
1.74%	04/18/27	[2,3]	990,000	989,002

Total Asset-Backed Securities
(Cost $113,393,405)				114,207,924

BANK LOANS — 0.25%*
Finance — 0.23%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21	[3]	2,795,136	2,802,823

Services — 0.02%
AABS Ltd. Loan, Series 2013-1, Class A
(STEP) (Bermuda)
5.22%	01/15/38	[3,4]	260,393	268,205

Total Bank Loans
(Cost $3,044,120)				3,071,028

CORPORATES — 15.44%*
Banking — 2.86%
Bank of America Corp.
6.50%	08/01/16		320,000	341,629
Bank of America Corp. (MTN)
1.14%	04/01/19	[3]	1,000,000	1,003,488
Bank of America Corp., Series L (MTN)
5.65%	05/01/18		500,000	554,227
Bank of America N.A. (BKNT)
0.55%	06/15/16	[3]	2,000,000	1,993,023
0.57%	06/15/17	[3]	1,350,000	1,339,320
5.30%	03/15/17		2,510,000	2,681,905
6.00%	06/15/16		650,000	685,638
6.10%	06/15/17		1,340,000	1,471,061
Credit Suisse/New York (Switzerland)
0.94%	01/29/18	[3,4]	2,000,000	2,007,572
6.00%	02/15/18	[4]	288,000	321,342
Credit Suisse/New York (YCD) (Switzerland)
0.49%	04/10/15	[3,4]	1,000,000	1,000,127
0.58%	08/24/15	[3,4]	1,250,000	1,250,190
0.67%	12/07/15	[3,4]	800,000	800,410

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
HBOS PLC, Series G (MTN)
(United Kingdom)
6.75%	05/21/18	[2,4]	$2,915,000	$3,263,909
JPMorgan Chase & Co.
2.20%	10/22/19		2,000,000	2,002,865
JPMorgan Chase & Co., Series G (MTN)
1.10%	10/15/15		2,500,000	2,506,640
JPMorgan Chase Bank N.A.
0.60%	06/13/16	[3]	600,000	597,906
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		600,000	660,514
6.00%	10/01/17		500,000	553,745
Macquarie Bank Ltd. (Australia)
0.72%	06/15/16	[2,3,4]	2,000,000	2,000,110
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	905,000	950,190
Royal Bank of Scotland PLC
(United Kingdom)
2.55%	09/18/15	[4]	2,370,000	2,386,986
UBS AG/Stamford CT (MTN) (Switzerland)
0.97%	03/26/18	[3,4]	3,000,000	3,004,387
US Bank NA
3.78%	04/29/20	[3]	1,400,000	1,406,343

				34,783,527

Communications — 0.49%
CCOH Safari LLC
5.50%	12/01/22		1,260,000	1,291,500
Sprint Nextel Corp.
9.00%	11/15/18	[2]	1,900,000	2,182,720
Verizon Communications, Inc.
3.45%	03/15/21		765,000	800,717
Verizon Communications, Inc. (WI)
2.62%	02/21/20		1,609,000	1,638,799

				5,913,736

Consumer Discretionary — 0.17%
Catholic Health Initiatives
2.60%	08/01/18		1,000,000	1,028,504
4.20%	08/01/23		1,000,000	1,080,196

				2,108,700

Electric — 1.52%
AES Corp.
3.26%	06/01/19	[3]	500,000	500,000
Berkshire Hathaway Energy Co.
3.50%	02/01/25		1,480,000	1,544,439
DPL, Inc.
6.50%	10/15/16		123,000	132,533

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 48

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[2]	$1,363,000	$1,619,906
FirstEnergy Corp., Series A
2.75%	03/15/18		1,140,000	1,164,733
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	1,500,000	1,804,571
Homer City Generation LP (PIK)
8.73%	10/01/26	[5]	491,450	503,736
Ipalco Enterprises, Inc.
7.25%	04/01/16	[2]	2,095,000	2,209,979
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		1,615,000	1,734,094
Metropolitan Edison Co.
7.70%	01/15/19		500,000	598,268
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		682,006	747,649
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		1,500,000	1,653,313
6.80%	09/01/18		900,000	1,053,498
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	558,799
Southwestern Electric Power Co.
6.45%	01/15/19		1,109,000	1,295,992
Texas-New Mexico Power Co.
9.50%	04/01/19	[2]	500,000	628,750
Tucson Electric Power
3.85%	03/15/23		700,000	725,774

				18,476,034

Energy — 1.63%
Boardwalk Pipelines LLC
5.20%	06/01/18		1,000,000	1,041,981
Boardwalk Pipelines LP
4.95%	12/15/24		1,000,000	1,007,679
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[4]	2,400,000	2,439,973
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25	[4]	1,000,000	1,011,619
Continental Resources, Inc. (WI)
3.80%	06/01/24		835,000	770,858
Energy Transfer Partners LP
3.27%	11/01/66	[3]	910,000	809,900
3.60%	02/01/23		2,317,000	2,299,094
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[2]	1,000,000	1,022,978
Noble Energy, Inc.
3.90%	11/15/24		600,000	612,605

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Rockies Express Pipeline LLC
5.62%	04/15/20	[2]	$1,600,000	$1,680,000
Ruby Pipeline LLC
6.00%	04/01/22	[2]	1,250,000	1,374,796
Spectra Energy Partners LP
2.95%	09/25/18		1,275,000	1,316,404
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		1,250,000	1,314,761
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	3,080,000	3,000,479
Williams Cos., Inc.
7.88%	09/01/21		70,000	81,364

				19,784,491

Finance — 4.06%
Bear Stearns Cos. LLC
7.25%	02/01/18		2,140,000	2,465,301
Capital One Bank USA NA (BKNT)
2.15%	11/21/18		2,500,000	2,515,862
Chase Capital III, Series C
0.81%	03/01/27	[3]	500,000	430,515
CIT Group, Inc.
4.25%	08/15/17		1,049,000	1,069,980
Citigroup, Inc.
0.75%	08/14/17	[3]	750,000	747,790
0.81%	08/25/36	[3]	205,000	160,090
1.30%	11/15/16		1,000,000	1,001,568
1.96%	05/15/18	[3]	583,000	602,168
5.30%	01/07/16		625,000	646,513
6.00%	08/15/17		250,000	275,144
6.12%	05/15/18		345,000	388,577
Durrah MSN 35603
1.68%	01/22/25		5,428,472	5,300,499
Ford Motor Credit Co. LLC
1.19%	01/09/18	[3]	4,000,000	4,013,564
2.75%	05/15/15		500,000	501,118
Ford Motor Credit Co. LLC, Series FRN
1.51%	05/09/16	[3]	1,000,000	1,005,760
General Electric Capital Corp.
4.62%	01/07/21		700,000	789,146
5.62%	05/01/18		730,000	819,661
General Electric Capital Corp. (MTN)
0.64%	05/05/26	[3]	1,610,000	1,500,591
3.35%	10/17/16		750,000	780,250
General Electric Capital Corp.,
Series G (MTN)
3.10%	01/09/23		800,000	824,837

See accompanying notes to Schedule of Portfolio Investments.

49 / Annual Report March 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Motors Financial Co., Inc.,
Series 3YR
3.00%	09/25/17		$2,000,000	$2,032,500
Goldman Sachs Group, Inc.
2.55%	10/23/19		1,500,000	1,520,209
5.95%	01/18/18		350,000	389,969
6.15%	04/01/18		1,100,000	1,237,178
7.50%	02/15/19		550,000	656,977
Goldman Sachs Group, Inc. (MTN)
1.07%	12/15/17	[3]	1,000,000	1,004,849
1.60%	11/23/15		1,000,000	1,005,730
1.86%	11/29/23	[3]	1,900,000	1,972,852
Goldman Sachs Group, Inc., Series B (MTN)
0.66%	07/22/15	[3]	100,000	100,031
JPMorgan Chase Capital XIII, Series M
1.22%	09/30/34	[3]	1,070,000	904,150
JPMorgan Chase Capital XXI, Series U
1.20%	02/02/37	[3]	1,650,000	1,369,500
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	510,000	533,817
8.95%	05/18/17	[3]	410,000	431,730
9.57%	06/06/17	[3]	319,000	339,926
Morgan Stanley
0.73%	10/15/15	[3]	187,000	187,289
0.98%	01/05/18	[3]	3,000,000	3,009,135
Morgan Stanley (MTN)
0.71%	10/18/16	[3]	1,185,000	1,182,549
6.25%	08/28/17		800,000	884,696
6.62%	04/01/18		1,000,000	1,138,134
Morgan Stanley, Series G (MTN)
2.38%	07/23/19		1,000,000	1,006,937
Reckson Operating Partnership LP
5.00%	08/15/18		1,200,000	1,295,518
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	1,250,000	1,312,500

				49,355,110

Health Care — 0.76%
Actavis Funding SCS (Luxembourg)
3.45%	03/15/22	[4]	4,000,000	4,103,276
Catholic Health Initiatives
2.95%	11/01/22		500,000	498,361
CHS/Community Health Systems, Inc.
5.12%	08/15/18		1,100,000	1,137,125
Medtronic, Inc.
1.07%	03/15/20	[2,3]	1,500,000	1,513,575

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Providence Health & Services
Obligated Group
1.20%	10/01/17	[3]	$1,975,000	$1,987,347

				9,239,684

Industrials — 0.38%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[2,4]	2,900,000	2,866,240
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23	[2,4]	900,000	937,256
5.12%	02/22/21	[2,4]	690,000	776,763

				4,580,259

Insurance — 0.27%
Metropolitan Life Global Funding I
3.88%	04/11/22	[2]	1,000,000	1,075,665
Nationwide Mutual Insurance Co.
2.56%	12/15/24	[2,3]	1,002,000	1,000,241
New York Life Global Funding
1.12%	03/01/17	[2]	1,200,000	1,204,433

				3,280,339

Materials — 0.04%
Barrick Gold Corp. (WI) (Canada)
4.10%	05/01/23	[4]	475,000	470,561

Real Estate Investment Trust (REIT) — 2.23%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		150,000	154,967
4.60%	04/01/22		2,000,000	2,159,591
ARC Properties Operating Partnership LP/
Clark Acquisition LLC
2.00%	02/06/17		2,445,000	2,382,653
BioMed Realty LP
3.85%	04/15/16		1,131,000	1,158,831
HCP, Inc.
2.62%	02/01/20		230,000	230,981
4.25%	11/15/23		915,000	963,612
5.38%	02/01/21		750,000	844,434
6.00%	01/30/17		1,000,000	1,080,435
7.07%	06/08/15		200,000	202,345
HCP, Inc. (MTN)
6.30%	09/15/16		500,000	536,376
Health Care REIT, Inc.
3.75%	03/15/23		1,000,000	1,025,968
4.70%	09/15/17		1,000,000	1,074,829
5.25%	01/15/22		930,000	1,044,135
Hospitality Properties Trust
6.30%	06/15/16		2,000,000	2,066,811

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 50

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Host Hotels & Resorts LP (WI)
5.88%	06/15/19		$1,245,000	$1,292,115
Kimco Realty Corp. (MTN)
5.78%	03/15/16		2,175,000	2,271,353
Mid-America Apartments LP
5.50%	10/01/15		1,000,000	1,022,768
Reckson Operating Partnership LP
6.00%	03/31/16		650,000	680,179
SL Green Realty Corp./SL Green Operating
Partnership
7.75%	03/15/20		650,000	790,807
Ventas Realty LP/Ventas Capital Corp.
1.55%	09/26/16		1,000,000	1,006,697
2.70%	04/01/20		1,025,000	1,037,289
3.12%	11/30/15		1,000,000	1,014,189
WEA Finance LLC/Westfield UK & Europe
Finance PLC
1.75%	09/15/17	[2]	2,000,000	2,010,955
2.70%	09/17/19	[2]	1,000,000	1,014,236

				27,066,556

Retail — 0.30%
Walgreens Boots Alliance, Inc.
0.71%	05/18/16	[3]	3,600,000	3,606,422

Transportation — 0.73%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		961,631	1,050,582
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		31,402	32,952
Continental Airlines Pass-Through Trust,
Series 1999, Class C2
7.26%	03/15/20		256,961	286,511
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.54%	08/02/20		573,649	635,674
Continental Airlines Pass-Through Trust,
Series 2007, Class 1A
5.98%	04/19/22		1,546,344	1,753,245
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.63%	08/15/16	[3]	5,691	5,659
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.71%	11/15/16	[3]	1,161,000	1,142,424
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22		1,380,573	1,648,060
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		189,951	210,133

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		$659,473	$729,542
US Airways Pass-Through Trust,
Series 2012, Class 2A
4.62%	06/03/25		452,842	487,088
US Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		715,451	819,639

				8,801,509

Total Corporates
(Cost $183,041,358)				187,466,928

MORTGAGE-BACKED — 27.43%**
Commercial Mortgage-Backed — 4.76%
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005-T20,
Class A4A
5.14%	10/12/42	[3]	1,067,998	1,077,056
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-T22,
Class A4
5.58%	04/12/38	[3]	1,006,670	1,032,961
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
2.20%	09/10/45	[2,3]	9,074,309	884,396
Commercial Mortgage Pass-Through
Certificates, Series 2010-C1, Class A1
3.16%	07/10/46	[2]	4,801,607	4,828,820
Commercial Mortgage Trust, Series
2012-LC4, Class A3
3.07%	12/10/44		5,021,000	5,233,594
Credit Suisse Commercial Mortgage Trust,
Series 2006-C2, Class A1A
5.65%	03/15/39	[3]	3,456,534	3,565,035
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[2,3]	516,997	577,416
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[2]	4,017,408	4,039,024
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A1
3.74%	11/10/46	[2]	4,433,670	4,510,726
GE Business Loan Trust, Series 2003-2A,
Class A
0.54%	11/15/31	[2,3]	397,703	383,228
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class A4
5.32%	11/10/45	[3]	1,315,000	1,329,831
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-CB13,
Class A3A1
5.26%	01/12/43	[3]	545,632	545,622

See accompanying notes to Schedule of Portfolio Investments.

51 / Annual Report March 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-LD12,
Class ASB
5.83%	02/15/51	[3]	$686,746	$714,961
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class A2
3.67%	02/15/46	[2]	1,137,028	1,167,585
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A4
4.95%	09/15/30		1,394,401	1,395,235
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-CIP1, Class A4
5.05%	07/12/38	[3]	1,694,007	1,699,672
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49		259,098	266,356
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A5
5.67%	04/12/49	[3]	5,000,000	5,022,850
Morgan Stanley Capital I Trust,
Series 2011-C1, Class A1
2.60%	09/15/47	[2]	1,774,693	1,780,266
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.24%	03/15/45		1,445,000	1,521,774
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class AJ
4.79%	05/15/44		2,500,000	2,505,925
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.12%	07/15/42	[3]	462,975	464,058
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C34, Class A1A
5.61%	05/15/46	[3]	5,108,616	5,440,529
Wells Fargo Commercial Mortgage Trust,
Series 2010-C1, Class A1
3.35%	11/15/43	[2]	3,319,076	3,416,969
WF-RBS Commercial Mortgage Trust,
Series 2011-C4, Class A1
1.61%	06/15/44	[2]	400,598	401,036
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A4
3.67%	11/15/44		1,405,000	1,518,348
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class A1
0.86%	08/15/45		2,462,255	2,460,525

				57,783,798

Non-Agency Mortgage-Backed — 8.81%
Accredited Mortgage Loan Trust,
Series 2005-3, Class A1
0.41%	09/25/35	[3]	1,230,540	1,220,659

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Ameriquest Mortgage Securities, Inc.,
Series 2005-R4, Class 1
0.60%	07/25/35	[3]	$1,910,000	$1,866,104
Ameriquest Mortgage Securities, Inc.,
Series 2005-R5, Class M1
0.60%	07/25/35	[3]	5,137,180	5,139,307
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
1.15%	12/25/34	[3]	801,708	716,202
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2005-HE4, Class M2
0.85%	05/25/35	[3]	150,597	150,974
Banc of America Funding Corp.,
Series 2003-2, Class 1A1
6.50%	06/25/32		3,551	3,786
Banc of America Funding Corp.,
Series 2006-G, Class 2A3
0.35%	07/20/36	[3]	25,964	26,018
Banc of America Funding Corp.,
Series 2015-R2, Class 9A1
0.38%	03/25/37	[2,3]	3,530,334	3,410,702
Bear Stearns Asset-Backed Securities Trust,
Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		3,473	3,565
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE12, Class 1A3
0.56%	12/25/35	[3]	650,403	649,503
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE9, Class M1
0.94%	10/25/35	[3]	660,611	657,369
CC Mortgage Funding Corp., Series 2004-1A,
Class A1
0.45%	01/25/35	[2,3]	211,995	192,146
CC Mortgage Funding Corp., Series 2005-2A,
Class A1
0.35%	05/25/36	[2,3]	180,394	158,122
Centex Home Equity Loan Trust,
Series 2005-D, Class M1
0.60%	10/25/35	[3]	3,973,994	3,968,892
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2004-2, Class 1A4
5.32%	02/25/35		5,990	6,030
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.84%	02/25/34	[3]	19,728	19,526
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.35%	03/25/37	[3]	1,210,514	1,189,819
Conseco Finance Securitizations Corp.,
Series 2000-E, Class M1
8.13%	08/15/31	[3]	2,807	2,815

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 52

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33		$382,618	$422,588
Conseco Finance, Series 2002-A,
Class A5 (STEP)
7.55%	04/15/32		36,136	36,616
Conseco Finance, Series 2002-C,
Class BF2
8.00%	06/15/32	[2,3]	247,851	271,363
Conseco Financial Corp., Series 1996-7,
Class M1
7.70%	10/15/27	[3]	684,712	734,538
Conseco Financial Corp., Series 1997-3,
Class A7
7.64%	03/15/28	[3]	198,474	211,414
Conseco Financial Corp., Series 1998-6,
Class A8
6.66%	06/01/30		729,476	779,609
Countryplace Manufactured Housing Contract
Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	705,369
Countrywide Alternative Loan Trust,
Series 2005-27, Class 3A2
1.23%	08/25/35	[3]	19,146	13,559
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
2.43%	08/25/34	[3]	160,218	158,941
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2014-4R, Class 16A1
0.36%	02/27/36	[2,3]	2,143,955	2,109,370
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB3,
Class AF1 (STEP)
3.38%	12/25/32		1,457,615	1,424,773
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF4 (STEP)
3.62%	12/25/36		919,209	708,367
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB6,
Class A23
0.32%	07/25/36	[3]	1,024,664	897,827
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1 (STEP)
0.23%	04/25/37	[3]	208,998	141,718
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A3
0.42%	04/25/37	[3]	2,483,444	1,745,603
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,3]	102,761	102,752

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Equifirst Mortgage Loan Trust, Series 2005-1,
Class M1
0.80%	04/25/35	[3]	$536,563	$537,851
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FF4, Class M1
0.60%	05/25/35	[3]	1,991,443	1,981,578
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[3]	589,724	578,177
Green Tree Financial Corp., Series 1998-4,
Class A5
6.18%	04/01/30		378,670	405,414
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	334,986	354,535
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	486,035	512,100
GreenPoint Manufactured Housing,
Series 1999-5, Class A5
7.82%	12/15/29	[3]	211,505	214,407
GSAA Home Equity Trust, Series 2005-9,
Class 1A1
0.45%	08/25/35	[3]	1,766,915	1,707,106
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36	[3]	1,291,040	1,288,678
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
2.70%	10/25/34	[3]	86,682	87,629
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
0.97%	11/25/34	[3]	37,512	34,191
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.42%	06/25/37	[3]	1,442,046	954,314
IndyMac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28		287,355	294,245
IndyMac Manufactured Housing Contract,
Series 1997-1, Class A4
6.75%	02/25/28		76,496	79,280
IndyMac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28		191,435	199,374
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
4.69%	05/25/37	[3]	527,514	495,139
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A4
5.27%	04/15/40		225,392	241,646
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A5
5.87%	04/15/40		129,509	135,451

See accompanying notes to Schedule of Portfolio Investments.

53 / Annual Report March 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	$408,142	$446,412
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
2.67%	01/25/34	[3]	233,746	228,545
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
2.75%	01/25/34	[3]	695	685
MASTR Asset Securitization Trust,
Series 2002-8, Class 1A1
5.50%	12/25/17		1,054	1,064
MASTR Asset-Backed Securities Trust,
Series 2006-AB1, Class A2
0.40%	02/25/36	[3]	1,103,210	1,083,400
MASTR Asset-Backed Securities Trust,
Series 2006-HE1, Class A3
0.36%	01/25/36	[3]	1,649,424	1,636,369
MASTR Seasoned Securities Trust,
Series 2004-1, Class 4A1
2.50%	10/25/32	[3]	1,930	1,946
MASTR Seasoned Securities Trust,
Series 2005-1, Class 4A1
2.44%	10/25/32	[3]	21,503	21,668
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
0.35%	06/25/37	[3]	733,691	482,185
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
0.42%	06/25/37	[3]	1,355,841	942,579
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		546,478	575,466
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		750,068	899,538
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		535,763	584,068
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		815,687	907,718
Mid-State Trust, Series 2011, Class A1
4.86%	07/15/38		1,030,320	1,102,099
Morgan Stanley Capital I Trust,
Series 2004-NC7, Class M2
1.10%	07/25/34	[3]	1,703,626	1,684,475
Morgan Stanley Capital I Trust,
Series 2005-HE3, Class M3
0.97%	07/25/35	[3]	1,903,000	1,843,698
Morgan Stanley Home Equity Loan Trust,
Series 2005-3, Class M1
0.62%	08/25/35	[3]	1,230,720	1,232,276
New Century Home Equity Loan Trust,
Series 2005-3, Class M1
0.65%	07/25/35	[3]	2,664,971	2,659,953

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
New York Mortgage Trust, Series 2005-3,
Class A1
0.41%	02/25/36	[3]	$4,057,007	$3,771,069
Origen Manufactured Housing,
Series 2004-A, Class M2
6.64%	01/15/35	[3]	381,057	417,030
Park Place Securities, Inc.,
Series 2004-WCW1, Class M2
1.19%	09/25/34	[3]	466,445	463,928
Park Place Securities, Inc.,
Series 2004-WWF1, Class M2
1.19%	12/25/34	[3]	589,319	587,121
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1
0.62%	09/25/35	[3]	4,520,000	4,498,367
Park Place Securities, Inc.,
Series 2005-WCW2, Class A2D
0.54%	07/25/35	[3]	2,453,410	2,455,668
Park Place Securities, Inc.,
Series 2005-WHG4, Class A2D
0.54%	09/25/35	[3]	3,701,388	3,681,668
Park Place Securities, Inc.,
Series 2005-WHQ2, Class M1
0.59%	05/25/35	[3]	2,676,945	2,663,020
RBSSP Resecuritization Trust, Series 2009-6,
Class 11A4
0.59%	08/26/36	[2,3]	2,062,963	1,971,944
Residential Asset Mortgage Products, Inc.,
Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	2,125
Residential Asset Mortgage Products, Inc.,
Series 2003-RS1, Class AI5 (STEP)
6.19%	03/25/33		15,836	16,623
Residential Asset Mortgage Products, Inc.,
Series 2003-SL1, Class A41
8.00%	04/25/31		36,064	39,777
Residential Asset Securities Corp.,
Series 2004-IP2, Class 2A1
2.48%	12/25/34	[3]	57,023	57,408
Residential Asset Securities Corp.,
Series 2005-KS11, Class AI4
0.48%	12/25/35	[3]	3,820,595	3,803,890
Residential Funding Mortgage Securities II,
Inc., Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		165,076	167,859
Residential Funding Mortgage Securities II,
Inc., Series 2003-HS2, Class AI4 (STEP)
4.37%	07/25/33		4,671	4,663
SG Mortgage Securities Trust,
Series 2006-FRE1, Class A1B
0.44%	02/25/36	[3]	48,026	35,156

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 54

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.31%	12/25/36	[3]	$568,729	$561,596
Soundview Home Loan Trust,
Series 2005-OPT4, Class 2A3
0.43%	12/25/35	[3]	2,440,241	2,404,732
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-15, Class A
2.48%	10/25/34	[3]	2,181,339	2,130,525
Structured Asset Mortgage Investments II
Trust, Series 2005-AR1, Class A1
0.66%	04/19/35	[3]	2,058,805	1,906,688
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR8, Class A2
1.59%	02/25/36	[3]	1,043,908	916,669
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 22A1
1.94%	05/25/36	[3]	3,534,378	2,268,657
Structured Asset Securities Corp.,
Series 2005-WF2, Class A3
0.77%	05/25/35	[3]	3,103,146	3,113,806
UCFC Home Equity Loan, Series 1998-D,
Class BF1
8.96%	04/15/30	[3]	3,657	452
UCFC Home Equity Loan, Series 1998-D,
Class MF1
6.90%	04/15/30		70,410	72,489
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2007-OA2, Class 2A
0.83%	01/25/47	[3]	6,117,639	4,379,532
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
2.51%	01/25/33	[3]	12,900	13,048
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
0.95%	10/25/45	[3]	2,208,019	2,088,110
Wells Fargo Home Equity Trust,
Series 2005-3, Class M1
0.58%	11/25/35	[3]	457,527	458,176
Wells Fargo Home Equity Trust,
Series 2006-1, Class A4
0.40%	05/25/36	[3]	5,859,437	5,815,163

				107,048,164

U.S. Agency Mortgage-Backed — 13.86%
Fannie Mae Pool (TBA)
2.50%	04/25/28		1,570,000	1,612,562
3.00%	04/25/27		1,150,000	1,205,523
3.00%	04/25/43		9,855,000	10,075,968
3.00%	05/25/45		4,285,000	4,370,616
3.50%	04/25/42		3,020,000	3,172,180
3.50%	05/25/43		5,625,000	5,894,165

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
4.00%	04/25/41		$7,280,000	$7,784,482
4.50%	05/25/45		2,215,000	2,410,717
Fannie Mae Pool 253974
7.00%	08/01/31		6,945	7,912
Fannie Mae Pool 254232
6.50%	03/01/22		11,387	13,081
Fannie Mae Pool 468552
3.89%	07/01/21		1,879,099	2,060,055
Fannie Mae Pool 527247
7.00%	09/01/26		51	58
Fannie Mae Pool 545191
7.00%	09/01/31		3,872	4,479
Fannie Mae Pool 545646
7.00%	09/01/26		49	56
Fannie Mae Pool 549740
6.50%	10/01/27		15,190	17,451
Fannie Mae Pool 555284
7.50%	10/01/17		208	219
Fannie Mae Pool 606108
7.00%	03/01/31		874	915
Fannie Mae Pool 630599
7.00%	05/01/32		9,687	11,881
Fannie Mae Pool 655928
7.00%	08/01/32		5,437	6,660
Fannie Mae Pool 735207
7.00%	04/01/34		3,026	3,721
Fannie Mae Pool 735646
4.50%	07/01/20		4,745	5,012
Fannie Mae Pool 735686
6.50%	12/01/22		44,724	51,369
Fannie Mae Pool 735861
6.50%	09/01/33		155,435	183,166
Fannie Mae Pool 764388
1.78%	03/01/34	[3]	41,936	44,541
Fannie Mae Pool 776708
5.00%	05/01/34		250,133	282,566
Fannie Mae Pool 817611
5.38%	11/01/35	[3]	26,652	28,265
Fannie Mae Pool 844773
5.35%	12/01/35	[3]	2,011	2,152
Fannie Mae Pool 889125
5.00%	12/01/21		238,132	253,636
Fannie Mae Pool 889184
5.50%	09/01/36		263,949	298,927
Fannie Mae Pool 890221
5.50%	12/01/33		404,803	457,840
Fannie Mae Pool 918445
6.00%	05/01/37	[3]	7,654	8,234

See accompanying notes to Schedule of Portfolio Investments.

55 / Annual Report March 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 939419
1.76%	05/01/37	[3]	$103,911	$110,238
Fannie Mae Pool AB3685
4.00%	10/01/41		2,066,968	2,244,275
Fannie Mae Pool AE0605
4.67%	07/01/20		1,220,812	1,367,363
Fannie Mae Pool AJ0764
4.50%	09/01/41		741,775	812,214
Fannie Mae Pool AJ7696
4.50%	12/01/41		2,775,583	3,037,879
Fannie Mae Pool AL0209
4.50%	05/01/41		770,554	864,305
Fannie Mae Pool AL2602
2.65%	10/01/22		1,442,826	1,487,035
Fannie Mae Pool AL3306
2.46%	04/01/23		2,396,389	2,439,437
Fannie Mae Pool AL3366
2.44%	02/01/23		2,418,040	2,447,012
Fannie Mae Pool AL3400
2.54%	03/01/23		2,407,355	2,449,526
Fannie Mae Pool AL3594
2.70%	04/01/23		4,268,576	4,406,474
Fannie Mae Pool AL5866
2.75%	08/01/22		3,436,530	3,538,070
Fannie Mae Pool AM4125
3.74%	08/01/23		2,430,000	2,654,001
Fannie Mae Pool AM7009
2.95%	11/01/24		2,620,000	2,729,985
Fannie Mae Pool AM7150
3.05%	11/01/24		1,839,990	1,950,177
Fannie Mae Pool FN0005
3.38%	11/01/20		1,351,077	1,453,222
Fannie Mae Pool FN0007
3.46%	11/01/20		1,390,000	1,501,510
Fannie Mae Pool MA1561
3.00%	09/01/33		3,128,630	3,251,820
Fannie Mae Pool MA1582
3.50%	09/01/43		2,288,231	2,424,375
Fannie Mae Whole Loan, Series 2003-W6,
Class 5T (IO)
0.55%	09/25/42	[3]	20,984,837	305,455
Fannie Mae, Pool MA1608
3.50%	10/01/33		3,242,249	3,428,442
Fannie Mae, Series 1989-25, Class G
6.00%	06/25/19		1,580	1,679
Fannie Mae, Series 1992-116, Class B
6.50%	06/25/22		124	131
Fannie Mae, Series 1993-80, Class S
10.66%	05/25/23	[3]	8,933	10,431

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		$198,762	$226,435
Fannie Mae, Series 2007-64, Class FA
0.64%	07/25/37	[3]	218,468	220,532
Fannie Mae, Series 2008-50, Class SA (IO)
5.88%	11/25/36	[3]	2,897,847	513,283
Fannie Mae, Series 2009-M1, Class A2
4.29%	07/25/19		93,127	101,843
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[3]	2,015,377	2,109,971
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[3]	1,590,525	1,635,131
Fannie Mae, Series 2014-M12, Class FA
0.45%	10/25/21		3,236,750	3,255,654
Federal Home Loan Bank (STEP)
0.75%	05/26/28		1,610,000	1,612,207
Freddie Mac Gold Pool A25162
5.50%	05/01/34		345,045	390,508
Freddie Mac Gold Pool A33262
5.50%	02/01/35		83,730	95,080
Freddie Mac Gold Pool A68781
5.50%	10/01/37		17,377	19,712
Freddie Mac Gold Pool C03813
3.50%	04/01/42		1,755,880	1,856,775
Freddie Mac Gold Pool C90504
6.50%	12/01/21		1,343	1,539
Freddie Mac Gold Pool E01279
5.50%	01/01/18		1,170	1,227
Freddie Mac Gold Pool E90474
6.00%	07/01/17		2,016	2,089
Freddie Mac Gold Pool G01548
7.50%	07/01/32		504,411	590,123
Freddie Mac Gold Pool G01644
5.50%	02/01/34		215,576	243,687
Freddie Mac Gold Pool G02366
6.50%	10/01/36		159,836	183,460
Freddie Mac Gold Pool G07848
3.50%	04/01/44		8,550,358	9,047,013
Freddie Mac Gold Pool G11707
6.00%	03/01/20		2,373	2,505
Freddie Mac Gold Pool G12393
5.50%	10/01/21		211,819	230,103
Freddie Mac Gold Pool G12909
6.00%	11/01/22		299,950	332,302
Freddie Mac Gold Pool G13032
6.00%	09/01/22		178,759	196,208
Freddie Mac Gold Pool J06246
5.50%	10/01/21		84,598	91,907

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 56

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		$1,099,766	$1,163,647
Freddie Mac Gold Pool U99114
3.50%	02/01/44		8,389,579	8,868,942
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K004,
Class A2
4.19%	08/25/19		3,385,000	3,726,188
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K017,
Class A2
2.87%	12/25/21		2,040,000	2,136,629
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K018,
Class A2
2.79%	01/25/22		2,235,000	2,330,791
Freddie Mac Multi-Family Structured
Pass-Through Certificates, Series KF03,
Class A
0.51%	01/25/21		4,531,396	4,539,892
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KSCT,
Class A2
4.28%	01/25/20		1,505,000	1,676,006
Freddie Mac Pool G07786
4.00%	08/01/44		3,822,102	4,154,091
Freddie Mac Pool Q20178
3.50%	07/01/43		1,525,586	1,615,463
Freddie Mac REMICS, Series 3460,
Class SA (IO)
6.03%	06/15/38	[3]	2,804,246	421,883
Freddie Mac REMICS, Series 4030,
Class HS (IO)
6.44%	04/15/42	[3]	2,777,970	512,837
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[3]	14,590	20,610
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		75,788	86,465
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		1,555,000	1,578,065
Freddie Mac, Series KF02, Class A3
0.80%	07/25/20		2,201,886	2,209,089
Freddie Mac, Series KF05, Class A
0.52%	09/25/21		5,392,620	5,406,094
Ginnie Mae I Pool 782810
4.50%	11/15/39		1,719,958	1,946,038
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		835,000	859,838
3.50%	04/20/43		7,190,000	7,566,071
4.00%	04/20/45		1,905,000	2,029,792
Ginnie Mae II Pool 80968
1.62%	07/20/34	[3]	45,528	47,225

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2004-8, Class SE
13.96%	11/26/23	[3]	$65,615	$85,249
Ginnie Mae, Series 2010-124, Class BA
7.00%	05/16/37		3,071,056	3,148,730
Ginnie Mae, Series 2011-152, Class A
1.62%	07/16/33		1,675,134	1,676,361
NCUA Guaranteed Notes, Series 2010-R2,
Class 1A
0.54%	11/06/17	[3]	862,173	864,295
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.70%	03/09/21	[3]	653,645	655,319
NCUA Guaranteed Notes, Series 2011-R2,
Class 1A
0.57%	02/06/20	[3]	815,243	818,555

				168,286,924

Total Mortgage-Backed
(Cost $324,685,818)				333,118,886

MUNICIPAL BONDS — 0.66%*
California — 0.18%
State of California, Taxable, Various Purpose,
Series 3
5.95%	04/01/16		225,000	236,936
University of California, Floating Rate Notes,
Series Y, Class 1
0.67%	07/01/41	[3]	2,000,000	2,000,320

				2,237,256

Illinois — 0.24%
State of Illinois, Build America Bonds
6.20%	07/01/21		600,000	673,728
State of Illinois, Taxable Bonds
4.95%	06/01/23		1,275,000	1,359,431
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18		800,000	837,696

				2,870,855

New York — 0.16%
City of New York, Build America Bonds
5.05%	10/01/24		1,000,000	1,150,400
New York State Urban Development Corp.,
Series F
3.20%	03/15/22		700,000	733,775

				1,884,175

See accompanying notes to Schedule of Portfolio Investments.

57 / Annual Report March 2015

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Texas — 0.08%
City of Houston Texas, Taxable Pension
Obligation, Series A
6.29%	03/01/32		$770,000	$976,452

Total Municipal Bonds
(Cost $7,777,587)				7,968,738

U.S. AGENCY SECURITIES — 0.77%
U.S. Agency Securities — 0.77%
Federal Farm Credit Bank
0.20%	09/14/16	[3]	2,460,000	2,460,444
0.23%	04/17/17	[3]	2,505,000	2,507,673
0.23%	02/27/17	[3]	2,415,000	2,419,151
Federal Home Loan Bank
0.22%	10/07/15	[3]	1,955,000	1,956,406

Total U.S. Agency Securities
(Cost $9,334,645)				9,343,674

U.S. TREASURY SECURITIES — 46.35%
U.S. Treasury Bonds — 0.14%
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[6]	2,300,000	1,724,317

U.S. Treasury Notes — 46.21%
U.S. Treasury Bonds - Treasury Inflation
Indexed Notes
0.25%	01/15/25	[7]	12,010,000	11,952,197
U.S. Treasury Notes
0.50%	01/31/17		30,240,000	30,238,032
0.50%	02/28/17		51,945,000	51,916,586
0.50%	03/31/17		54,350,000	54,292,680
0.62%	12/31/16		58,730,000	58,876,825
0.88%	09/15/16		9,120,000	9,177,663
0.88%	05/15/17		4,015,000	4,037,898
0.88%	07/15/17		14,110,000	14,181,755
1.25%	01/31/20		70,525,000	70,166,874
1.38%	03/31/20		70,420,000	70,422,750
2.00%	02/15/25		87,970,000	88,512,078
2.12%	01/31/21		2,555,000	2,636,441
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.12%	04/15/16	[7]	9,575,000	10,244,806
0.12%	04/15/17	[7]	2,555,000	2,677,033
0.12%	07/15/24	[7]	9,705,000	9,561,780
0.50%	04/15/15	[7]	1,070,000	1,156,345
U.S. Treasury Notes (WI)
1.38%	02/29/20		71,085,000	71,098,886

Total U.S. Treasury Securities
(Cost $561,474,094)				562,874,946

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)

Total Bonds – 100.30%
(Cost $1,202,751,027)				$1,218,052,124

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 2.00%

Money Market Funds — 2.00%
Dreyfus Cash Advantage Fund
0.01%[8]			12,140,000	12,140,000
Morgan Stanley Institutional Fund
0.04%[8]			12,140,000	12,140,000

				24,280,000

U.S. Treasury Bills — 0.00%
U.S. Treasury Bills
0.01%[9]	05/07/15	[10]	$15,000	15,000

Total Short-Term Investments
(Cost $24,295,000)				24,295,000

Total Investments – 102.30%
(Cost $1,227,046,027)[1]				1,242,347,124

Liabilities in Excess of Other
Assets – (2.30)%				(27,926,574)

Net Assets – 100.00%				$1,214,420,550

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
30	Euro Dollar Ninety Day, Expiration December 2016	$56,548

	Net unrealized appreciation	$56,548

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
30	Euro Dollar Ninety Day, Expiration December 2017	$(72,443)

	Net unrealized (depreciation)	$(72,443)

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 58

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: INTEREST RATE

The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly.
Counterparty: Barclays, Inc.
11/15/27	$–	$725	$(60,738)	$(60,738)

The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	–	720	(68,033)	(68,033)

	$–	$1,445	$(128,771)	$(128,771)

Notes:

[1]	Cost for federal income tax purposes is $1,227,535,171 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$18,878,855
Gross unrealized (depreciation)	(4,066,902)

Net unrealized appreciation	$14,811,953

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2015.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[6]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2015.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents the current yield as of March 31, 2015.
[9]	Represents annualized yield at date of purchase.
[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $15,000.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

59 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BONDS – 101.92%
ASSET-BACKED SECURITIES — 8.93%**
321 Henderson Receivables I LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[2]	$61,608,448	$64,810,344
Academic Loan Funding Trust,
Series 2012-1A, Class A2
1.27%	12/27/44	[2,3]	14,950,000	14,998,587
Access Group, Inc., Series 2001, Class 2A1
0.62%	05/25/29	[3]	2,801,707	2,653,122
Access Group, Inc., Series 2004-1, Class A2
0.48%	09/26/33	[3]	71,633	70,605
Aircastle Aircraft Lease Backed Trust,
Series 2007-1A, Class G1
0.48%	06/14/37	[2,3]	2,863,715	2,804,287
American Money Management Corp.,
Series 2013-12A, Class D1
(Cayman Islands)
4.01%	05/10/25	[2,3,4]	400,000	391,270
American Money Management Corp.,
Series 2013-13A, Class A1L
(Cayman Islands)
1.71%	01/24/26	[2,3,4]	21,500,000	21,444,121
American Money Management Corp.,
Series 2014-14A, Class A1L
(Cayman Islands)
1.71%	07/27/26	[2,3,4]	24,765,000	24,679,363
American Money Management Corp.,
Series 2014-15A, Class A1
(Cayman Islands)
1.77%	12/09/26	[2,3,4]	52,200,000	52,237,801
Amur Finance IA LLC/Jet Midwest,
Series 2014-1, Class A
11.00%	12/17/17	[2]	10,131,988	10,132,081
ARES XXVI CLO Ltd., Series 2013-1A,
Class A (Cayman Islands)
1.35%	04/15/25	[2,3,4]	9,480,000	9,357,414
Avery Point CLO Ltd., Series 2014-1A,
Class A
1.78%	04/25/26	[2,3]	8,000,000	8,005,489
Babcock & Brown Air Funding I Ltd.,
Series 2007-1A, Class G1 (Bermuda)
0.47%	11/14/33	[2,3,4]	874,776	743,560
Babson CLO Ltd., Series 2013-IA, Class A
(Cayman Islands)
1.36%	04/20/25	[2,3,4]	19,800,000	19,584,061
Babson CLO Ltd., Series 2014-3A, Class A
(Cayman Islands)
1.74%	01/15/26	[2,3,4]	26,250,000	26,238,135
Ballyrock CLO LLC, Series 2014-1, Class A1
(Cayman Islands)
1.71%	10/20/26	[2,3,4]	91,100,000	91,160,481
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
0.54%	01/25/35	[2,3]	3,553,702	3,303,891

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
0.47%	04/25/35	[2,3]	$7,979,166	$7,353,257
Bayview Commercial Asset Trust,
Series 2006-4A, Class A1
0.40%	12/25/36	[2,3]	202,707	178,396
Bayview Commercial Asset Trust,
Series 2007-1, Class A1
0.39%	03/25/37	[2,3]	8,431,819	7,648,334
Bayview Commercial Asset Trust,
Series 2007-3, Class A1
0.41%	07/25/37	[2,3]	2,170,833	1,869,087
Beacon Container Finance LLC,
Series 2012-1A, Class A
3.72%	09/20/27	[2]	12,940,090	13,253,837
Betony CLO Ltd., Series 2015-1A, Class A
1.77%	04/15/27	[2,3]	40,758,000	40,777,768
BlueMountain CLO Ltd., Series 2012-2A,
Class A1 (Cayman Islands)
1.68%	11/20/24	[2,3,4]	40,500,000	40,511,391
BlueMountain CLO Ltd., Series 2014-1A,
Class A (Cayman Islands)
1.78%	04/30/26	[2,3,4]	9,250,000	9,246,263
Brazos Higher Education Authority, Inc.,
Series 2003 I, Class A3
0.38%	09/26/22	[3]	35,695	35,581
Brazos Higher Education Authority, Inc.,
Series 2005-1, Class 1A4
0.42%	03/26/29	[3]	10,000,000	9,792,900
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.43%	02/25/35	[3]	13,355,000	13,716,265
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
1.28%	11/25/33	[3]	16,050,000	16,304,842
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A2
1.11%	07/25/29	[3]	3,293,837	3,317,341
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.26%	10/27/36	[3]	24,411,000	24,815,731
Brazos Higher Education Authority, Inc.,
Series 2012-1, Class A1
0.87%	12/26/35	[3]	45,492	45,435
CAL Funding II Ltd., Series 2012-1A,
Class A (Bermuda)
3.47%	10/25/27	[2,4]	189,583	191,915
Cent CLO LP, Series 2104-21A, Class A1B
(Cayman Islands)
1.65%	07/27/26	[2,3,4]	49,675,000	49,384,004
CIFC Funding Ltd., Series 2012-2A,
Class A1L (Cayman Islands)
1.66%	12/05/24	[2,3,4]	53,565,000	53,414,589

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 60

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CIT Education Loan Trust, Series 2007-1,
Class A
0.36%	03/25/42	[2,3]	$33,656,621	$32,283,411
CIT Education Loan Trust, Series 2007-1,
Class B
0.57%	06/25/42	[2,3]	23,616,981	21,306,003
Clear Creek CLO Ltd., Series 2015-1A,
Class A (Cayman Islands)
1.72%	04/20/27	[2,3,4]	26,550,000	26,585,030
College Loan Corp. Trust, Series 2005-2,
Class B
0.74%	01/15/37	[3]	5,202,742	4,710,238
Dryden 37 Senior Loan Fund,
Series 2015-37A, Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	44,537,500	44,580,122
Dryden Senior Loan Fund,
Series 2014-33A, Class B (Cayman Islands)
2.25%	07/15/26	[2,3,4]	4,000,000	4,000,200
Dryden XXV Senior Loan Fund,
Series 2012-25A, Class A (Cayman Islands)
1.61%	01/15/25	[2,3,4]	24,100,000	23,995,141
Eaton Vance CLO Ltd., Series 2014-1A,
Class A (Cayman Islands)
1.70%	07/15/26	[2,3,4]	48,665,000	48,574,240
Education Loan Asset-Backed Trust, Series
2013-1A, Class A2
0.97%	04/26/32	[2,3]	12,750,000	12,715,333
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
0.91%	04/25/35	[3]	99,885	99,716
Educational Funding of the South, Inc.,
Series 2012-1, Class A
1.22%	03/25/36	[3]	33,245,069	33,777,773
EFS Volunteer No. 2 LLC
1.52%	03/25/36	[2,3]	16,085,000	16,536,323
Flagship CLO, Series 2014-8A, Class A
1.76%	01/16/26	[2,3]	115,000,000	114,996,090
Flatiron CLO Ltd.
1.64%	07/17/26	[2,3]	26,543,000	26,403,118
Ford Credit Auto Owner Trust,
Series 2012-C, Class A4
0.79%	11/15/17		155,000	155,103
GCO Education Loan Funding Trust,
Series 2006-1, Class A11L
0.49%	05/25/36	[3]	25,000,000	23,241,554
GE Business Loan Trust, Series 2004-1,
Class A
0.46%	05/15/32	[2,3]	8,616,028	8,374,658
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32	[2,3]	5,201,172	5,075,831
GE Business Loan Trust, Series 2005-1A,
Class A3
0.42%	06/15/33	[2,3]	7,931,018	7,695,324

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2005-2A,
Class A
0.42%	11/15/33	[2,3]	$20,409,414	$19,726,668
Global SC Finance SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/24	[2,4]	83,108,667	82,947,727
Goal Capital Funding Trust, Series 2005-2,
Class A3
0.43%	05/28/30	[3]	27,969,638	27,704,035
Goal Capital Funding Trust, Series 2005-2,
Class B
0.79%	11/25/44	[3]	14,834,021	13,706,813
Goal Capital Funding Trust, Series 2006-1,
Class B
0.71%	08/25/42	[3]	4,222,362	3,892,263
Goal Capital Funding Trust, Series 2015-1,
Class A
0.82%	09/25/41	[2]	202,383,585	202,068,160
GoldenTree Loan Opportunities VII Ltd.,
Series 2013-7A, Class A (Cayman Islands)
1.41%	04/25/25	[2,3,4]	24,680,000	24,245,854
Honda Auto Receivables Owner Trust,
Series 2012-1, Class A4
0.97%	04/16/18		32,000	32,030
J.G. Wentworth XXX LLC, Series 2013-3A,
Class A
4.08%	01/17/73	[2]	1,022,056	1,091,054
LCM LP, Series 2014A, Class D
(Cayman Islands)
3.75%	07/15/25	[2,3,4]	750,000	720,856
Limerock CLO, Series 2014-3A, Class A1
(Cayman Islands)
1.79%	10/20/26	[2,3,4]	90,000,000	90,046,800
Magnetite XII CLO Ltd., Series 2015-12A,
Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	13,437,700	13,446,891
Magnetite XII Ltd., Series 2014-11A, Class A1
(Cayman Islands)
1.69%	01/18/27	[2,3,4]	30,000,000	30,041,958
National Collegiate Master Student Loan
Trust I, Series 2002-2, Class AR10
3.67%	11/01/42	[2,3]	2,575,000	2,575,479
National Collegiate Student Loan Trust,
Series 2006-1, Class A3
0.36%	05/25/26	[3]	3,943,504	3,928,050
National Collegiate Student Loan Trust,
Series 2006-3, Class A3
0.32%	10/25/27	[3]	22,968,109	22,737,452
National Collegiate Student Loan Trust,
Series 2006-4, Class A2
0.31%	12/27/27	[3]	1,954,406	1,927,280
Navient Student Loan Trust, Series 2014-1,
Class A2
0.48%	03/27/23	[3]	2,750,000	2,743,388

See accompanying notes to Schedule of Portfolio Investments.

61 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-1,
Class A3
0.68%	06/25/31	[3]	$1,175,000	$1,170,166
Navient Student Loan Trust, Series 2014-2,
Class A
0.81%	03/25/43	[3]	108,486,720	107,779,658
Navient Student Loan Trust, Series 2014-3,
Class A
0.79%	03/25/43	[3]	111,349,858	110,530,324
Navient Student Loan Trust, Series 2014-4,
Class A
0.79%	03/25/43	[3]	175,389,066	174,020,944
Navient Student Loan Trust, Series 2014-5,
Class A
0.79%	03/25/43	[3]	144,638,531	143,558,877
Navient Student Loan Trust, Series 2014-6,
Class A
0.78%	03/25/43	[3]	144,985,209	143,752,182
Navient Student Loan Trust, Series 2014-7,
Class A
0.78%	03/25/43	[3]	145,395,740	144,165,038
Navient Student Loan Trust, Series 2015-1,
Class A2
0.81%	04/25/40	[3]	199,400,000	199,778,192
Nelnet Education Loan Funding, Inc.,
Series 2004-1A, Class B1
0.83%	02/25/36	[2,3]	10,125,000	8,226,947
Nelnet Student Loan Trust, Series 2006-1,
Class A6
0.71%	08/23/36	[2,3]	12,500,000	12,230,787
Nelnet Student Loan Trust, Series 2007-2A,
Class A3L
0.62%	03/25/26	[2,3]	76,549,948	75,933,786
Nelnet Student Loan Trust, Series 2008-3,
Class A4
1.91%	11/25/24	[3]	2,520,000	2,611,233
Nelnet Student Loan Trust, Series 2008-4,
Class A4
1.74%	04/25/24	[3]	95,435,000	97,423,102
Nelnet Student Loan Trust, Series 2014-2A,
Class A1
0.45%	06/25/21	[2,3]	8,866,082	8,865,422
Nelnet Student Loan Trust, Series 2014-3A,
Class A
0.75%	06/25/41	[2,3]	46,689,697	46,881,498
Nelnet Student Loan Trust, Series 2014-5A,
Class A
0.72%	07/25/41	[2,3]	138,689,979	138,911,689
Nelnet Student Loan Trust, Series 2015-1A,
Class A
0.76%	04/25/41	[2,3]	251,930,000	252,354,376
Nelnet Student Loan Trust, Series 2015-2A,
Class A2
0.82%	09/25/42	[2,3]	293,110,000	293,639,738

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust,
Series 2012-B, Class A4
0.66%	12/17/18		$85,000	$84,998
North Carolina State Education Authority,
Series 2011-1, Class A3
1.13%	10/25/41	[3]	24,545,000	24,652,262
Northstar Education Finance, Inc.
1.00%	01/29/46	[3]	42,825,000	42,579,028
Northwoods Capital Corp., Series 2014-11A,
Class A (Cayman Islands)
1.85%	04/15/25	[2,3,4]	10,000,000	10,009,970
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/20/23	[2,3,4]	11,950,000	11,928,736
Octagon Investment Partners XI Ltd.,
Series 2007-1X, Class A1B
0.52%	08/25/21	[2,5]	8,872,915	8,757,915
Octagon Investment Partners XIX Ltd.,
Series 2014-1A, Class A (Cayman Islands)
1.77%	04/15/26	[2,3,4]	10,000,000	9,994,580
Panhandle-Plains Higher Education
Authority, Inc., Series 2011-1, Class A3
1.20%	10/01/37	[3]	16,950,000	17,136,079
Panthera Aviation, Series 2013-1
10.00%	01/25/22	[2,3,5]	19,225,000	19,225,182
Panthera Aviation, Series 2013-2
10.00%	03/20/24	[2,3,5]	33,758,488	33,758,809
Race Point CLO Ltd., Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/08/24	[2,3,4]	59,075,000	58,995,308
Red River CLO Ltd., Series 2001A, Class A
(Cayman Islands)
0.52%	07/27/18	[2,3,4]	5,272,787	5,251,263
Scholar Funding Trust, Series 2012-B,
Class A2
1.28%	03/28/46	[2,3]	38,825,000	39,778,426
SLC Student Loan Trust I, Series 2002-2,
Class B2
1.28%	07/01/42	[2,3]	25,050,000	19,069,438
SLC Student Loan Trust, Series 2005-3,
Class B
0.52%	06/15/40	[3]	562,387	510,160
SLC Student Loan Trust, Series 2006-1,
Class B
0.48%	03/15/39	[3]	150,380	134,735
SLC Student Loan Trust, Series 2008-1,
Class A4A
1.87%	12/15/32	[3]	32,157,000	33,543,851
SLC Student Loan Trust, Series 2008-2,
Class B
2.02%	09/15/22	[3]	4,015,000	4,018,935
SLM Student Loan Trust, Series 2003-11,
Class A5
0.32%	12/15/22	[2,3]	61,509,732	61,313,553

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 62

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2003-11,
Class A6
1.02%	12/15/25	[2,3]	$16,255,000	$16,221,928
SLM Student Loan Trust, Series 2003-4,
Class A5E
1.02%	03/15/33	[2,3]	9,559,669	9,527,328
SLM Student Loan Trust, Series 2004-1,
Class A4
0.52%	10/27/25	[3]	2,810,000	2,762,453
SLM Student Loan Trust, Series 2004-10,
Class A5A
0.66%	04/25/23	[2,3]	12,516,834	12,523,912
SLM Student Loan Trust, Series 2004-10,
Class A5B
0.66%	04/25/23	[2,3]	6,516,440	6,520,125
SLM Student Loan Trust, Series 2004-5A,
Class A5
0.86%	10/25/23	[2,3]	11,150,811	11,193,790
SLM Student Loan Trust, Series 2004-8,
Class B
0.72%	01/25/40	[3]	1,919,242	1,758,220
SLM Student Loan Trust, Series 2004-8A,
Class A5
0.76%	04/25/24	[2,3]	125,802,266	125,949,644
SLM Student Loan Trust, Series 2005-4,
Class B
0.44%	07/25/40	[3]	13,439,461	12,112,435
SLM Student Loan Trust, Series 2005-5,
Class A5
1.01%	10/25/40	[3]	60,000	58,783
SLM Student Loan Trust, Series 2005-6,
Class B
0.55%	01/25/44	[3]	15,045,487	13,573,979
SLM Student Loan Trust, Series 2005-8,
Class A4
1.01%	01/25/28	[3]	5,160,000	5,144,260
SLM Student Loan Trust, Series 2006-10,
Class B
0.48%	03/25/44	[3]	18,332,811	16,147,433
SLM Student Loan Trust, Series 2006-2,
Class A6
0.43%	01/25/41	[3]	42,655,000	40,132,298
SLM Student Loan Trust, Series 2006-5,
Class A5
0.37%	01/25/27	[3]	120,422,000	119,110,201
SLM Student Loan Trust, Series 2006-7,
Class A5
0.36%	01/27/25	[3]	36,580,000	36,299,488
SLM Student Loan Trust, Series 2006-8,
Class A6
0.42%	01/25/41	[3]	32,855,000	30,784,544
SLM Student Loan Trust, Series 2006-9,
Class A5
0.36%	01/26/26	[3]	8,350,000	8,250,268

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-1,
Class A5
0.35%	01/26/26	[3]	$22,150,000	$21,765,853
SLM Student Loan Trust, Series 2007-1,
Class B
0.48%	01/27/42	[3]	7,406,091	6,499,111
SLM Student Loan Trust, Series 2007-3,
Class A4
0.32%	01/25/22	[3]	7,560,000	7,364,900
SLM Student Loan Trust, Series 2007-6,
Class A4
0.64%	10/25/24	[3]	43,820,000	43,609,184
SLM Student Loan Trust, Series 2007-6,
Class B
1.11%	04/27/43	[3]	6,945,988	6,309,499
SLM Student Loan Trust, Series 2008-2,
Class B
1.46%	01/25/29	[3]	38,909,000	36,365,797
SLM Student Loan Trust, Series 2008-3,
Class A3
1.26%	10/25/21	[3]	40,000	40,790
SLM Student Loan Trust, Series 2008-3,
Class B
1.46%	04/25/29	[3]	1,750,000	1,635,888
SLM Student Loan Trust, Series 2008-4,
Class A4
1.91%	07/25/22	[3]	4,287,000	4,469,686
SLM Student Loan Trust, Series 2008-4,
Class B
2.11%	04/25/29	[3]	4,384,000	4,278,558
SLM Student Loan Trust, Series 2008-5,
Class A4
1.96%	07/25/23	[3]	39,009,000	40,642,853
SLM Student Loan Trust, Series 2008-5,
Class B
2.11%	07/25/29	[3]	32,444,000	33,000,350
SLM Student Loan Trust, Series 2008-6,
Class B
2.11%	07/25/29	[3]	31,688,000	31,793,114
SLM Student Loan Trust, Series 2008-7,
Class B
2.11%	07/25/29	[3]	17,346,000	17,471,134
SLM Student Loan Trust, Series 2008-8,
Class A4
1.76%	04/25/23	[3]	6,480,000	6,753,527
SLM Student Loan Trust, Series 2008-8,
Class B
2.51%	10/25/29	[3]	560,000	580,383
SLM Student Loan Trust, Series 2008-9,
Class A
1.76%	04/25/23	[3]	276,782,473	284,083,026
SLM Student Loan Trust, Series 2008-9,
Class B
2.51%	10/25/29	[3]	31,600,000	33,226,049

See accompanying notes to Schedule of Portfolio Investments.

63 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2009-3,
Class A
0.92%	01/25/45	[2,3]	$290,952,868	$293,793,732
SLM Student Loan Trust, Series 2010-1,
Class A
0.57%	03/25/25	[3]	6,828,740	6,821,771
SLM Student Loan Trust, Series 2012-1,
Class A2
0.62%	11/25/20	[3]	33,415,985	33,470,570
SLM Student Loan Trust, Series 2012-2,
Class A
0.87%	01/25/29	[3]	30,257,777	30,470,209
SLM Student Loan Trust, Series 2012-3,
Class A
0.82%	12/26/25	[3]	58,423,097	58,993,210
SLM Student Loan Trust, Series 2012-6,
Class A2
0.45%	09/25/19	[3]	33,697,766	33,695,706
SLM Student Loan Trust, Series 2012-7,
Class A2
0.45%	09/25/19	[3]	8,262,867	8,252,236
SLM Student Loan Trust, Series 2013-2,
Class A
0.62%	09/25/26	[3]	4,619,171	4,630,122
SLM Student Loan Trust, Series 2013-3,
Class A2
0.47%	05/26/20	[3]	14,200,000	14,183,237
SLM Student Loan Trust, Series 2013-6,
Class A3
0.82%	06/26/28	[3]	31,570,000	31,686,496
SLM Student Loan Trust, Series 2014-2,
Class A2
0.52%	10/25/21	[3]	29,660,000	29,621,755
SoFi Professional Loan Program LLC,
Series 2014-A, Class A1
1.77%	06/25/25	[2,3]	12,204,099	12,349,350
South Carolina Student Loan Corp.
0.38%	12/01/20	[3]	14,277	14,258
0.38%	12/01/22	[3]	25,576,067	24,972,471
Spirit Master Funding LLC, Series 2014-1A,
Class A1
5.05%	07/20/40	[2]	14,531,103	15,348,477
Spirit Master Funding LLC, Series 2014-2A,
Class A
5.76%	03/20/42	[2]	8,091,710	8,926,127
Symphony CLO Ltd., Series 2012-9A,
Class D (Cayman Islands)
4.50%	04/16/22	[2,3,4]	700,000	700,066
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21	[2,3]	12,104,625	12,032,282

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Vermont Student Assistance Corp., Student
Loan Asset-Backed Notes, Series 2012-1,
Class A
0.88%	07/28/34	[3]	$8,816,549	$8,782,451
Voya CLO Ltd., Series 2015-1A, Class A1
1.74%	04/18/27	[2,3]	55,980,000	55,923,563

Total Asset-Backed Securities
(Cost $5,697,392,391)				5,738,365,581

BANK LOANS — 0.20%*
Communications — 0.05%
Charter Communications Operating LLC,
Term Loan G, 1st Lien
4.25%	09/12/21	[3]	17,650,000	17,821,646
Intelsat Jackson Holdings SA, Term Loan B2,
1st Lien (Luxembourg)
3.75%	06/30/19	[3,4]	15,151,012	15,111,240

				32,932,886

Energy — 0.00%
Drillships Financing Holding, Term Loan B1,
1st Lien
6.00%	03/31/21	[3]	3,103,867	2,381,736

Finance — 0.08%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21	[3]	49,009,581	49,144,358

Health Care — 0.04%
HCA, Inc., Term Loan B4
3.03%	05/01/18	[3]	15,699,075	15,725,214
Valeant Pharmaceuticals International, Inc.,
Term Loan (Canada)
3.50%	08/05/20	[3,4]	10,828,274	10,846,574

				26,571,788

Services — 0.03%
AABS Ltd. Loan, Series 2013-1, Class A
(STEP) (Bermuda)
5.22%	01/15/38	[3,4]	17,685,019	18,215,570

Total Bank Loans
(Cost $129,035,646)				129,246,338

CORPORATES — 16.03%*
Automotive — 0.09%
General Motors Co.
5.00%	04/01/35		34,825,000	37,279,118
5.20%	04/01/45		20,665,000	22,516,770

				59,795,888

Banking — 3.15%
Bank of America Corp.
1.50%	10/09/15		12,115,000	12,163,757
4.00%	04/01/24		4,800,000	5,111,635

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 64

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
5.62%	07/01/20		$36,593,000	$42,235,750
5.75%	12/01/17		37,170,000	40,925,434
6.50%	08/01/16		19,719,000	21,051,827
Bank of America Corp. (MTN)
0.91%	12/01/26	[3]	14,400,000	12,504,816
1.70%	08/25/17		2,500,000	2,508,966
2.00%	01/11/18		50,000	50,411
5.00%	05/13/21		15,455,000	17,468,508
5.00%	01/21/44		10,000,000	11,531,006
Bank of America Corp., Series L (MTN)
5.65%	05/01/18		28,375,000	31,452,364
Bank of America N.A. (BKNT)
0.55%	06/15/16	[3]	24,645,000	24,559,027
0.57%	06/15/17	[3]	51,120,000	50,715,590
5.30%	03/15/17		89,475,000	95,602,964
6.00%	06/15/16		39,640,000	41,813,382
6.10%	06/15/17		83,241,000	91,382,511
Bank One Corp. (STEP)
8.53%	03/01/19		1,810,000	2,211,179
Barclays Bank PLC (United Kingdom)
5.00%	09/22/16	[4]	110,000	116,333
Capital One Financial Corp.
1.00%	11/06/15		23,055,000	23,065,732
2.40%	09/05/19		17,050,000	17,141,311
Credit Suisse USA, Inc.
5.12%	08/15/15		15,000	15,253
Credit Suisse/New York (MTN) (Switzerland)
0.57%	03/11/16	[3,4]	7,610,000	7,606,218
3.62%	09/09/24	[4]	6,500,000	6,709,566
Credit Suisse/New York (Switzerland)
0.63%	01/28/16	[3,4]	7,875,000	7,878,040
0.94%	01/29/18	[3,4]	64,525,000	64,769,292
3.00%	10/29/21	[4]	32,450,000	33,057,886
6.00%	02/15/18	[4]	18,692,000	20,855,992
Credit Suisse/New York (YCD) (Switzerland)
0.49%	04/10/15	[3,4]	56,150,000	56,157,114
0.58%	08/24/15	[3,4]	105,983,000	105,999,109
First Chicago NBD Institutional Capital I
0.80%	02/01/27	[3]	6,455,000	5,454,475
HBOS PLC (United Kingdom)
6.00%	11/01/33	[2,4]	3,500,000	4,098,239
HBOS PLC, Series G (MTN)
(United Kingdom)
6.75%	05/21/18	[2,4]	110,294,000	123,495,585
HSBC Holdings PLC (United Kingdom)
4.25%	03/14/24	[4]	18,775,000	19,738,157
5.10%	04/05/21	[4]	19,690,000	22,490,281
JPMorgan Chase & Co.
1.21%	01/23/20	[3]	25,000,000	25,410,225

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
2.20%	10/22/19		$52,150,000	$52,224,705
3.62%	05/13/24		4,750,000	4,944,745
4.25%	10/15/20		9,525,000	10,394,761
4.35%	08/15/21		22,315,000	24,539,136
4.50%	01/24/22		320,000	353,946
4.62%	05/10/21		51,300,000	57,098,721
5.60%	07/15/41		4,942,000	6,136,620
6.30%	04/23/19		170,000	197,730
JPMorgan Chase & Co., Series G (MTN)
1.10%	10/15/15		39,025,000	39,128,650
JPMorgan Chase Bank N.A.
0.60%	06/13/16	[3]	22,214,000	22,136,459
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		5,040,000	5,322,542
6.00%	07/05/17		1,678,000	1,847,236
6.00%	10/01/17		71,077,000	78,717,138
Lloyds Banking Group PLC (United Kingdom)
4.50%	11/04/24	[4]	10,200,000	10,586,932
M&T Capital Trust III
9.25%	02/01/27		10,200,000	10,297,757
Macquarie Bank Ltd. (Australia)
0.89%	10/27/17	[2,3,4]	91,445,000	91,500,416
1.60%	10/27/17	[2,4]	20,000,000	20,003,200
6.62%	04/07/21	[2,4]	4,728,000	5,580,648
National Australia Bank/New York (MTN)
(Australia)
2.75%	03/09/17	[4]	45,375,000	46,827,658
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	20,000,000	20,998,680
Royal Bank of Scotland PLC
(United Kingdom)
1.88%	03/31/17	[4]	77,249,000	77,241,236
2.55%	09/18/15	[4]	78,305,000	78,866,212
4.38%	03/16/16	[4]	14,009,000	14,464,675
5.12%	05/28/24	[4]	1,100,000	1,156,996
UBS AG/Stamford CT (MTN) (Switzerland)
0.97%	03/26/18	[3,4]	80,250,000	80,367,366
1.80%	03/26/18	[4]	62,275,000	62,523,508
US Bank NA
3.78%	04/29/20	[3]	38,805,000	38,980,825
Wachovia Corp.
0.60%	10/28/15	[3]	13,165,000	13,169,805
Wells Fargo & Co.
1.50%	01/16/18		220,000	221,203
5.38%	11/02/43		22,731,000	26,750,068
Wells Fargo & Co. (MTN)
3.30%	09/09/24		46,810,000	48,432,107
4.65%	11/04/44		27,275,000	29,289,417

				2,027,649,033

See accompanying notes to Schedule of Portfolio Investments.

65 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 0.85%
AT&T, Inc.
4.35%	06/15/45		$13,810,000	$13,239,233
4.80%	06/15/44		20,760,000	21,362,913
Cablevision Systems Corp.
8.62%	09/15/17		913,000	1,029,407
CCO Holdings LLC/CCO Holdings
Capital Corp.
6.50%	04/30/21		12,815,000	13,503,806
7.00%	01/15/19		5,000,000	5,212,500
CCO Holdings LLC/CCO Holdings
Capital Corp. (WI)
8.12%	04/30/20		19,425,000	20,396,250
CCOH Safari LLC
5.50%	12/01/22		14,030,000	14,380,750
5.75%	12/01/24		13,100,000	13,525,750
CSC Holdings LLC
6.75%	11/15/21		10,506,000	11,701,057
8.62%	02/15/19		3,000,000	3,483,810
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[4]	66,205,000	68,522,175
7.50%	04/01/21	[4]	37,055,000	38,259,287
Sprint Nextel Corp.
9.00%	11/15/18	[2]	80,700,000	92,708,160
Verizon Communications, Inc.
3.00%	11/01/21		54,960,000	56,139,661
4.40%	11/01/34		22,675,000	23,173,805
4.52%	09/15/48	[2]	7,130,000	7,128,146
4.67%	03/15/55	[2]	6,800,000	6,689,276
4.86%	08/21/46		32,675,000	34,171,090
5.05%	03/15/34		3,610,000	3,910,660
5.15%	09/15/23		18,525,000	21,269,201
6.55%	09/15/43		22,580,000	29,462,836
Verizon Communications, Inc., Series FRN
0.66%	06/09/17	[3]	43,035,000	42,989,813
Windstream Corp. (WI)
8.12%	09/01/18		1,520,000	1,596,000

				543,855,586

Consumer Discretionary — 0.13%
Anheuser-Busch Inbev Finance, Inc.
3.70%	02/01/24		1,250,000	1,324,437
DS Services of America, Inc.
10.00%	09/01/21	[2]	23,460,000	27,682,800
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
6.88%	02/15/21		4,000,000	4,220,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (WI)
5.75%	10/15/20		$50,980,000	$52,828,025

				86,055,262

Electric — 1.39%
Alabama Power Capital Trust V
3.38%	10/01/42	[3]	290,000	272,581
American Transmission Systems, Inc.
5.00%	09/01/44	[2]	10,915,000	12,354,497
Berkshire Hathaway Energy Co.
3.50%	02/01/25		21,895,000	22,848,308
4.50%	02/01/45		35,360,000	38,657,461
Centerpoint Energy Houston Electric LLC
4.50%	04/01/44		3,475,000	4,019,324
Cleco Power LLC
6.65%	06/15/18		17,887,000	20,485,856
Coso Geothermal Power Holdings
7.00%	07/15/26	[2]	6,492,729	4,252,737
DPL, Inc.
6.50%	10/15/16		2,462,000	2,652,805
7.25%	10/15/21		16,554,000	17,671,395
Duke Energy Carolinas LLC
3.75%	06/01/45		35,725,000	37,036,090
4.00%	09/30/42		6,945,000	7,401,891
Duke Energy Indiana, Inc., Series UUU
4.20%	03/15/42		7,700,000	8,417,609
Duke Energy Indiana, Inc., Series WWW
4.90%	07/15/43		7,000,000	8,487,990
Duke Energy Progress, Inc.
4.15%	12/01/44		10,900,000	11,965,393
Duquesne Light Holdings, Inc.
6.25%	08/15/35		42,000	53,572
6.40%	09/15/20	[2]	15,900,000	18,896,928
El Paso Electric Co.
5.00%	12/01/44		10,675,000	11,510,127
Entergy Gulf States Louisiana LLC (WI)
6.00%	05/01/18		17,500,000	19,695,637
Entergy Texas, Inc.
7.12%	02/01/19		35,000	41,658
FirstEnergy Transmission LLC
4.35%	01/15/25	[2]	25,530,000	26,928,254
5.45%	07/15/44	[2]	60,875,000	67,366,101
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	19,050,000	22,918,045
Florida Power & Light Co.
3.80%	12/15/42		5,300,000	5,532,071
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[2]	22,040	22,150

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 66

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FPL Energy Wind Funding LLC
6.88%	06/27/17	[2]	$315,137	$317,500
GenOn Americas Generation LLC
8.50%	10/01/21		22,932,000	21,900,060
9.12%	05/01/31		20,514,000	19,065,199
Homer City Generation LP (PIK)
8.14%	10/01/19	[6]	16,980,962	17,405,486
8.73%	10/01/26	[7]	44,288,687	45,395,904
Ipalco Enterprises, Inc.
7.25%	04/01/16	[2]	39,958,000	42,151,005
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		7,500,000	8,053,066
Jersey Central Power & Light Co.
4.70%	04/01/24	[2]	9,798,000	10,710,272
6.40%	05/15/36		8,900,000	10,961,258
Kansas City Power & Light Co.
6.38%	03/01/18		4,320,000	4,911,214
Metropolitan Edison Co.
3.50%	03/15/23	[2]	11,725,000	11,984,291
4.00%	04/15/25	[2]	9,850,000	10,330,768
MidAmerican Energy Co.
4.40%	10/15/44		3,375,000	3,836,665
4.80%	09/15/43		11,300,000	13,519,597
Mirant Mid Atlantic Pass-Through Trust,
Series B
9.12%	06/30/17		14,370,200	15,322,226
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		8,836,850	9,687,397
Nevada Power Co.
5.45%	05/15/41		600,000	768,268
Niagara Mohawk Power Corp.
3.51%	10/01/24	[2]	6,000,000	6,296,286
Northeast Utilities, Series H
3.15%	01/15/25		9,500,000	9,613,915
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		16,683,000	18,388,144
5.25%	09/30/40		9,938,000	12,394,330
5.30%	06/01/42		24,358,000	30,785,735
Pennsylvania Electric Co.
4.15%	04/15/25	[2]	3,390,000	3,536,058
PNM Resources, Inc.
9.25%	05/15/15		15,387,000	15,541,532
Potomac Electric Power Co.
4.15%	03/15/43		50,000,000	54,140,750
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,631,785
Public Service Co. of New Mexico
5.35%	10/01/21		5,320,000	5,924,339

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
7.95%	05/15/18		$41,187,000	$48,453,128
Public Service Electric & Gas Co. (MTN)
3.65%	09/01/42		7,215,000	7,387,410
PVNGS II Funding Corp., Inc.
8.00%	12/30/15		201,000	203,019
Southern California Edison Co., Series C
3.60%	02/01/45		11,375,000	11,436,493
Southern California Gas Co.
3.75%	09/15/42		7,650,000	7,862,301
Southwestern Electric Power Co.
6.20%	03/15/40		5,060,000	6,754,645
Southwestern Electric Power Co., Series J
3.90%	04/01/45		33,886,000	33,442,314
Tucson Electric Power
3.85%	03/15/23		85,000	88,130

				893,688,970

Energy — 1.98%
Access Midstream Partners LP/ACMP
Finance Corp.
4.88%	05/15/23		2,175,000	2,205,281
Anadarko Petroleum Corp.
4.50%	07/15/44		27,421,000	28,251,034
Arch Coal, Inc.
7.00%	06/15/19		14,345,000	3,442,800
Boardwalk Pipelines LLC
5.20%	06/01/18		10,819,000	11,273,198
Boardwalk Pipelines LP
4.95%	12/15/24		94,255,000	94,978,737
5.75%	09/15/19		7,000,000	7,629,426
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[4]	16,560,000	16,835,815
3.51%	03/17/25	[4]	73,490,000	75,149,184
3.54%	11/04/24	[4]	23,633,000	24,166,409
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25	[4]	10,630,000	10,753,510
Chesapeake Energy Corp.
5.75%	03/15/23		9,435,000	9,246,300
6.62%	08/15/20		30,825,000	31,980,937
6.88%	11/15/20		5,000,000	5,250,000
Comstock Resources, Inc.
10.00%	03/15/20	[2]	5,000,000	4,862,500
Continental Resources, Inc. (WI)
4.90%	06/01/44		16,805,000	15,048,034
Crestwood Midstream Partners LP/
Crestwood Midstream Finance Corp.
6.12%	03/01/22		6,225,000	6,287,250
Devon Energy Corp.
4.75%	05/15/42		11,800,000	12,595,426

See accompanying notes to Schedule of Portfolio Investments.

67 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
El Paso LLC, Series G (MTN)
7.80%	08/01/31		$3,000,000	$3,683,793
El Paso Pipeline Partners
4.10%	11/15/15		46,175,000	46,995,622
5.00%	10/01/21		2,000,000	2,148,248
Energy Transfer Partners LP
3.27%	11/01/66	[3]	75,433,000	67,135,370
3.60%	02/01/23		38,070,000	37,775,795
5.15%	03/15/45		46,320,000	46,778,174
5.20%	02/01/22		5,543,000	6,047,829
5.95%	10/01/43		52,360,000	57,948,645
Exxon Mobil Corp.
3.57%	03/06/45		34,555,000	35,928,250
Markwest Energy Partners LP/Markwest
Energy Finance Corp.
4.88%	12/01/24		9,105,000	9,377,239
Newfield Exploration Co.
5.38%	01/01/26		5,000,000	5,043,750
5.62%	07/01/24		49,469,000	51,633,269
Noble Energy, Inc.
5.05%	11/15/44		34,650,000	36,262,836
Panhandle Eastern Pipeline Co. LP
8.12%	06/01/19		2,392,000	2,879,721
QEP Resources, Inc.
6.88%	03/01/21		10,500,000	11,208,750
Rockies Express Pipeline LLC
5.62%	04/15/20	[2]	20,000,000	21,000,000
6.00%	01/15/19	[2]	38,849,000	41,568,430
6.85%	07/15/18	[2]	42,721,000	46,352,285
6.88%	04/15/40	[2]	18,610,000	20,424,475
Ruby Pipeline LLC
6.00%	04/01/22	[2]	51,505,000	56,647,079
Sabine Pass Liquefaction LLC
5.62%	04/15/23		24,500,000	24,622,500
5.62%	03/01/25	[2]	24,630,000	24,445,275
5.75%	05/15/24		23,140,000	23,371,400
Sabine Pass LNG LP
7.50%	11/30/16		63,238,000	67,190,375
7.50%	11/30/16	[2]	19,273,000	20,477,563
Shell International Finance BV (Netherlands)
4.55%	08/12/43	[4]	4,075,000	4,627,244
Spectra Energy Partners LP
4.50%	03/15/45		43,788,000	44,991,491
TC PipeLines LP
4.38%	03/13/25		36,050,000	36,408,955
Tennessee Gas Pipeline Co. LLC
7.62%	04/01/37		40,000	51,599
8.00%	02/01/16		25,955,000	27,299,703
8.38%	06/15/32		5,224,000	6,829,489

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	$19,263,000	$18,765,658
Trans-Canada Pipelines Ltd. (Canada)
6.35%	05/15/67	[3,4]	85,000	82,663
Weatherford International Ltd. (Switzerland)
4.50%	04/15/22	[4]	220,000	201,373
Williams Cos., Inc.
7.88%	09/01/21		5,881,000	6,835,722

				1,272,996,411

Finance — 3.87%
Alta Wind Holdings LLC
7.00%	06/30/35	[2]	13,813,483	16,273,222
Bear Stearns Cos. LLC
4.65%	07/02/18		4,330,000	4,708,193
7.25%	02/01/18		15,695,000	18,080,797
Capital One Bank USA NA (BKNT)
2.15%	11/21/18		11,852,000	11,927,199
2.25%	02/13/19		30,712,000	30,890,836
Chase Capital II, Series B
0.76%	02/01/27	[3]	23,335,000	20,053,749
Chase Capital III, Series C
0.81%	03/01/27	[3]	10,900,000	9,385,216
Chase Capital VI
0.88%	08/01/28	[3]	17,175,000	14,770,500
CIT Group, Inc.
4.25%	08/15/17		10,708,000	10,922,160
6.62%	04/01/18	[2]	6,385,000	6,863,875
Citigroup Capital III
7.62%	12/01/36		7,438,000	9,763,342
Citigroup, Inc.
0.75%	08/14/17	[3]	5,355,000	5,339,219
0.80%	03/10/17	[3]	4,345,000	4,338,611
0.81%	08/25/36	[3]	84,149,000	65,714,100
0.96%	11/24/17	[3]	46,230,000	46,329,348
1.22%	07/25/16	[3]	36,535,000	36,750,356
1.30%	11/15/16		5,625,000	5,633,820
1.75%	05/01/18		17,650,000	17,633,124
2.50%	09/26/18		8,500,000	8,678,687
4.50%	01/14/22		265,000	292,030
4.59%	12/15/15		8,083,000	8,291,768
5.30%	01/07/16		23,609,000	24,421,647
5.38%	08/09/20		8,425,000	9,650,745
5.50%	09/13/25		10,000,000	11,356,850
5.85%	08/02/16		155,000	164,875
6.00%	08/15/17		28,913,000	31,820,983
6.12%	11/21/17		10,055,000	11,178,837
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,853,203

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 68

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Credit Suisse Group Funding Guernsey Ltd.
(United Kingdom)
3.75%	03/26/25	[2,4]	$22,625,000	$22,853,026
Discover Bank/Greenwood DE (BKNT)
3.20%	08/09/21		6,970,000	7,041,115
8.70%	11/18/19		3,676,000	4,548,104
Discover Financial Services
3.85%	11/21/22		10,899,000	11,200,401
5.20%	04/27/22		4,515,000	5,034,821
Ford Motor Credit Co. LLC
1.19%	01/09/18	[3]	45,075,000	45,227,849
1.70%	05/09/16		37,250,000	37,440,701
2.75%	05/15/15		50,340,000	50,452,560
7.00%	04/15/15		69,683,000	69,838,205
8.00%	12/15/16		74,489,000	82,567,358
12.00%	05/15/15		23,521,000	23,832,990
Ford Motor Credit Co. LLC, Series FRN
1.51%	05/09/16	[3]	10,525,000	10,585,624
General Electric Capital Corp.
4.62%	01/07/21		20,325,000	22,913,429
5.62%	05/01/18		295,000	331,233
General Electric Capital Corp. (MTN)
0.64%	05/05/26	[3]	57,410,000	53,508,655
0.74%	08/15/36	[3]	13,220,000	11,545,965
4.38%	09/16/20		30,715,000	34,097,121
5.00%	01/08/16		250,000	258,541
5.38%	10/20/16		3,803,000	4,064,247
5.88%	01/14/38		26,495,000	34,336,791
General Electric Capital Corp.,
Series A (MTN)
6.75%	03/15/32		13,915,000	19,300,439
General Electric Capital Corp.,
Series G (MTN)
3.10%	01/09/23		64,159,000	66,150,880
6.15%	08/07/37		14,393,000	19,169,864
6.88%	01/10/39		36,640,000	53,174,533
General Motors Financial Co., Inc.
2.75%	05/15/16		32,499,000	32,966,173
4.00%	01/15/25		40,000,000	40,988,000
4.38%	09/25/21		10,000,000	10,664,043
4.75%	08/15/17		4,195,000	4,446,700
General Motors Financial Co., Inc.,
Series 3YR
3.00%	09/25/17		52,050,000	52,895,813
Goldman Sachs Group, Inc.
0.72%	03/22/16	[3]	1,325,000	1,324,964
1.42%	04/23/20	[3]	29,915,000	30,263,001
2.38%	01/22/18		38,810,000	39,647,850
2.55%	10/23/19		21,000,000	21,282,923
3.62%	02/07/16		11,605,000	11,852,889

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
5.25%	07/27/21		$37,200,000	$42,258,754
5.75%	10/01/16		3,600,000	3,843,803
5.95%	01/18/18		59,215,000	65,977,116
6.00%	06/15/20		9,510,000	11,079,683
6.15%	04/01/18		31,176,000	35,063,865
6.75%	10/01/37		11,850,000	15,589,907
7.50%	02/15/19		21,655,000	25,866,984
Goldman Sachs Group, Inc. (MTN)
1.07%	12/15/17	[3]	19,550,000	19,644,798
1.86%	11/29/23	[3]	56,685,000	58,858,493
3.85%	07/08/24		6,450,000	6,752,463
Goldman Sachs Group, Inc., Series 10YR
3.50%	01/23/25		17,575,000	17,883,529
Goldman Sachs Group, Inc., Series G (MTN)
5.38%	03/15/20		60,000	68,130
International Lease Finance Corp.
6.75%	09/01/16	[2]	61,375,000	65,517,813
7.12%	09/01/18	[2]	18,280,000	20,660,970
JPMorgan Chase Capital XIII, Series M
1.22%	09/30/34	[3]	4,238,000	3,581,110
JPMorgan Chase Capital XXI, Series U
1.20%	02/02/37	[3]	58,900,000	48,887,000
JPMorgan Chase Capital XXIII
1.26%	05/15/47	[3]	93,909,000	74,188,110
KKR Group Finance Co. III LLC
5.12%	06/01/44	[2]	28,980,000	30,052,318
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	5,800,000	6,070,860
8.95%	05/18/17	[3]	5,990,000	6,307,470
9.57%	06/06/17	[3]	12,113,000	12,907,613
Morgan Stanley
0.73%	10/15/15	[3]	5,730,000	5,738,864
0.98%	01/05/18	[3]	81,335,000	81,582,665
3.70%	10/23/24		15,900,000	16,604,640
3.80%	04/29/16		9,140,000	9,413,949
4.30%	01/27/45		50,600,000	52,616,023
5.50%	07/24/20		32,400,000	37,204,888
7.30%	05/13/19		2,730,000	3,268,907
Morgan Stanley (MTN)
0.71%	10/18/16	[3]	20,365,000	20,322,878
5.62%	09/23/19		17,950,000	20,521,861
5.75%	10/18/16		8,550,000	9,145,942
5.95%	12/28/17		30,835,000	34,208,287
6.25%	08/28/17		12,950,000	14,321,017
6.62%	04/01/18		57,670,000	65,636,188
Morgan Stanley, Series G (MTN)
2.38%	07/23/19		24,305,000	24,473,598
5.45%	01/09/17		13,515,000	14,470,402

See accompanying notes to Schedule of Portfolio Investments.

69 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Nationwide Building Society (United Kingdom)
2.35%	01/21/20	[2,4]	$26,100,000	$26,296,350
Pipeline Funding Co. LLC
7.50%	01/15/30	[2]	18,725,000	24,611,956
Raymond James Financial, Inc.
8.60%	08/15/19		8,453,000	10,504,797
Reckson Operating Partnership LP
5.00%	08/15/18		32,289,000	34,859,140
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	25,896,000	27,190,803

				2,484,948,044

Health Care — 1.02%
Actavis Funding SCS (Luxembourg)
3.45%	03/15/22	[4]	5,200,000	5,334,259
3.80%	03/15/25	[4]	82,800,000	85,625,053
4.75%	03/15/45	[4]	13,260,000	14,150,701
Becton Dickinson and Co.
4.68%	12/15/44		9,618,000	10,499,783
Catholic Health Initiatives
2.95%	11/01/22		24,505,000	24,424,660
CHS/Community Health Systems, Inc.
5.12%	08/15/18		7,475,000	7,727,281
5.12%	08/01/21		7,910,000	8,186,850
7.12%	07/15/20		2,850,000	3,042,375
8.00%	11/15/19		13,050,000	13,930,875
DaVita, Inc.
5.12%	07/15/24		8,030,000	8,230,750
5.75%	08/15/22		16,375,000	17,459,844
Fresenius Medical Care U.S. Finance II, Inc.
4.12%	10/15/20	[2]	7,865,000	8,037,243
Fresenius Medical Care U.S. Finance, Inc.
6.50%	09/15/18	[2]	6,024,000	6,746,880
HCA, Inc.
4.25%	10/15/19		9,790,000	10,071,463
5.00%	03/15/24		12,935,000	13,743,437
5.25%	04/15/25		34,600,000	37,411,250
5.88%	03/15/22		4,921,000	5,460,784
6.50%	02/15/20		11,100,000	12,537,450
Medtronic, Inc.
1.07%	03/15/20	[2,3]	5,650,000	5,701,133
4.62%	03/15/45	[2]	5,000,000	5,648,962
Memorial Sloan-Kettering, Series 2015
4.20%	07/01/55		30,550,000	31,148,719
Merck & Co., Inc.
2.75%	02/10/25		39,900,000	39,818,704
3.70%	02/10/45		9,505,000	9,504,487
New York and Presbyterian Hospital
4.02%	08/01/45		88,065,000	88,738,741

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
North Shore Long Island
Jewish Health Care, Inc.
4.80%	11/01/42		$40,000	$42,791
6.15%	11/01/43		27,975,000	35,810,000
NYU Hospitals Center
5.75%	07/01/43		6,040,000	7,595,138
Providence Health & Services
Obligated Group
0.92%	10/01/15	[3]	2,350,000	2,353,098
Roche Holdings, Inc.
3.35%	09/30/24	[2]	6,735,000	7,073,989
Tenet Healthcare Corp.
4.50%	04/01/21		4,240,000	4,208,200
6.00%	10/01/20		11,333,000	12,041,313
6.25%	11/01/18		7,299,000	7,928,904
Valeant Pharmaceuticals International, Inc.
5.50%	03/01/23	[2]	1,680,000	1,700,958
Valeant Pharmaceuticals International, Inc.
(Canada)
5.62%	12/01/21	[2,4]	8,955,000	9,106,116
6.75%	08/15/21	[2,4]	20,000,000	20,975,000
7.00%	10/01/20	[2,4]	33,705,000	35,263,856
7.25%	07/15/22	[2,4]	4,390,000	4,669,863
VPI Escrow Corp.
6.38%	10/15/20	[2]	5,900,000	6,150,750
VRX Escrow Corp. (Canada)
5.38%	03/15/20	[2,4]	3,160,000	3,185,754
VRX/Valeant Pharmaceuticals Escrow Corp.
(Canada)
5.88%	05/15/23	[2,4]	10,000,000	10,300,000
6.12%	04/15/25	[2,4]	10,175,000	10,540,791

				652,128,205

Industrials — 0.23%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
3.27%	12/15/19	[2,3,4]	11,400,000	11,157,750
General Electric Co.
4.50%	03/11/44		82,653,000	92,920,817
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[2,4]	7,630,000	7,541,175
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23	[2,4]	10,000,000	10,413,960
5.12%	02/22/21	[2,4]	23,825,000	26,820,827

				148,854,529

Information Technology — 0.13%
Microsoft Corp.
3.75%	02/12/45		85,685,000	86,240,582

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 70

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 0.60%
Berkshire Hathaway Finance Corp.
4.30%	05/15/43		$7,200,000	$7,992,023
4.40%	05/15/42		10,898,000	12,101,406
Berkshire Hathaway, Inc.
4.50%	02/11/43		37,120,000	42,166,186
Farmers Exchange Capital
7.05%	07/15/28	[2]	10,634,000	13,439,515
7.20%	07/15/48	[2]	18,265,000	24,868,829
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	69,690,000	81,858,222
Farmers Exchange Capital III
5.45%	10/15/54	[2,3]	64,040,000	69,585,576
MetLife, Inc.
5.00%	06/15/15		250,000	252,237
Metropolitan Life Global Funding I
1.50%	01/10/18	[2]	24,800,000	24,913,021
1.88%	06/22/18	[2]	23,650,000	23,895,375
3.88%	04/11/22	[2]	18,675,000	20,088,044
Nationwide Mutual Insurance Co.
2.56%	12/15/24	[2,3]	18,824,000	18,790,964
Pricoa Global Funding I
1.60%	05/29/18	[2]	24,825,000	24,887,497
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[2,3]	19,650,000	20,501,602

				385,340,497

Materials — 0.04%
Barrick Gold Corp. (WI) (Canada)
4.10%	05/01/23	[4]	1,215,000	1,203,646
Barrick North America Finance LLC
4.40%	05/30/21		5,000,000	5,130,003
5.75%	05/01/43		18,130,000	18,821,931

				25,155,580

Real Estate Investment Trust (REIT) — 1.65%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		25,677,000	26,527,165
4.60%	04/01/22		17,951,000	19,383,412
ARC Properties Operating Partnership LP/
Clark Acquisition LLC
2.00%	02/06/17		122,995,000	119,858,627
3.00%	02/06/19		19,140,000	18,521,615
AvalonBay Communities, Inc., (MTN)
3.95%	01/15/21		7,245,000	7,762,108
Boston Properties LP
3.80%	02/01/24		2,005,000	2,104,149
Camden Property Trust
4.62%	06/15/21		600,000	658,651

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
CBL & Associates LP
4.60%	10/15/24		$8,261,000	$8,402,139
ERP Operating LP
5.12%	03/15/16		70,000	72,776
5.75%	06/15/17		100,000	109,610
Essex Portfolio LP
5.50%	03/15/17		100,000	107,749
First Industrial LP (MTN)
7.50%	12/01/17		80,000	90,702
HCP, Inc.
2.62%	02/01/20		40,743,000	40,916,830
3.15%	08/01/22		2,850,000	2,835,428
3.40%	02/01/25		21,800,000	21,309,936
3.75%	02/01/19		7,907,000	8,344,518
3.88%	08/15/24		24,650,000	25,245,704
4.20%	03/01/24		9,849,000	10,307,121
4.25%	11/15/23		28,009,000	29,497,062
5.38%	02/01/21		40,612,000	45,725,538
5.62%	05/01/17		1,508,000	1,635,656
6.00%	01/30/17		16,320,000	17,632,699
7.07%	06/08/15		9,687,000	9,800,567
HCP, Inc. (MTN)
6.30%	09/15/16		27,844,000	29,869,707
Health Care REIT, Inc.
3.75%	03/15/23		11,170,000	11,460,063
4.12%	04/01/19		17,505,000	18,825,831
4.70%	09/15/17		28,088,000	30,189,797
4.95%	01/15/21		39,732,000	44,010,421
5.25%	01/15/22		28,770,000	32,300,813
6.12%	04/15/20		7,275,000	8,443,481
6.50%	03/15/41		13,430,000	17,829,930
Healthcare Realty Trust, Inc.
5.75%	01/15/21		30,455,000	34,450,056
6.50%	01/17/17		380,000	413,504
Highwoods Realty LP
7.50%	04/15/18		6,810,000	7,885,027
Hospitality Properties Trust
6.30%	06/15/16		3,315,000	3,425,739
Kimco Realty Corp. (MTN)
5.78%	03/15/16		5,710,000	5,962,953
Mid-America Apartments LP
5.50%	10/01/15		11,289,000	11,546,028
Nationwide Health Properties, Inc.
6.00%	05/20/15		24,084,000	24,236,789
Post Apartment Homes LP
4.75%	10/15/17		21,885,000	23,502,936
Scentre Group Trust 1/Scentre Group Trust 2
(Australia)
2.38%	11/05/19	[2,4]	25,950,000	26,181,619

See accompanying notes to Schedule of Portfolio Investments.

71 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Simon Property Group LP
6.12%	05/30/18		$1,290,000	$1,470,778
SL Green Realty Corp.
4.50%	12/01/22		8,570,000	8,979,715
SL Green Realty Corp./SL Green Operating
Partnership
7.75%	03/15/20		38,473,000	46,807,271
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		60,000	60,618
2.70%	04/01/20		26,673,000	26,992,783
3.12%	11/30/15		33,257,000	33,728,895
3.50%	02/01/25		27,105,000	27,270,720
4.38%	02/01/45		6,200,000	6,283,489
4.75%	06/01/21		29,956,000	33,144,964
WEA Finance LLC/Westfield UK & Europe
Finance PLC
1.75%	09/15/17	[2]	30,335,000	30,501,164
2.70%	09/17/19	[2]	99,256,000	100,669,053

				1,063,293,906

Retail — 0.15%
Walgreens Boots Alliance, Inc.
0.71%	05/18/16	[3]	50,070,000	50,159,325
Wal-Mart Stores, Inc.
4.00%	04/11/43		4,600,000	4,891,824
4.30%	04/22/44		9,228,000	10,324,056
4.75%	10/02/43		19,225,000	22,534,882
5.25%	09/01/35		5,745,000	7,122,243

				95,032,330

Services — 0.16%
Catholic Health Initiatives
4.35%	11/01/42		77,295,000	77,738,441
Trinity Health Credit Group
4.12%	12/01/45		22,192,000	22,742,033

				100,480,474

Transportation — 0.59%
America West Airlines Pass-Through Trust,
Series 2001-1, Class 11G
7.10%	04/02/21		1,674,933	1,866,512
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		3,559,734	3,875,839
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25		21,985,535	23,071,071
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		78,991,153	86,297,834

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Autopistas Metropolitanas de Puerto
Rico LLC
6.75%	06/30/35	[2]	$2,415,000	$2,025,055
Burlington Northern Santa Fe LLC
4.15%	04/01/45		42,065,000	43,874,068
4.90%	04/01/44		39,425,000	45,201,723
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		1,306,314	1,370,820
Continental Airlines Pass-Through Trust,
Series 1999, Class C2
7.26%	03/15/20		6,817,059	7,601,021
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.54%	08/02/20		1,757,596	1,947,636
Continental Airlines Pass-Through Trust,
Series 1999-2 AMBC, Class C2
6.24%	03/15/20		81,431	88,506
Continental Airlines Pass-Through Trust,
Series 2000-2 A1
7.71%	10/02/22		1,759,907	1,973,296
Continental Airlines Pass-Through Trust,
Series 2007, Class 1A
5.98%	04/19/22		10,728,636	12,164,127
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		2,255,534	2,421,993
Continental Airlines Pass-Through Trust,
Series 2009, Class A2
7.25%	11/10/19		6,332,777	7,318,315
Delta Air Lines Pass-Through Trust,
Series 2002, Class G1
6.72%	01/02/23		40,411,139	47,331,546
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.71%	11/15/16	[3]	13,575,000	13,357,800
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22		3,717,815	4,438,141
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		28,713	31,368
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		13,662,230	15,113,842
US Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		25,284,158	28,855,546
US Airways Pass-Through Trust,
Series 2011-1, Class A
7.12%	10/22/23		4,768,349	5,686,257

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 72

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		$20,512,879	$23,500,067

				379,412,383

Total Corporates
(Cost $9,963,950,378)				10,304,927,680

MORTGAGE-BACKED — 41.96%**
Commercial Mortgage-Backed — 3.62%
Banc of America Commercial Mortgage Trust,
Series 2006-5, Class A4
5.41%	09/10/47		30,464,000	31,507,072
Banc of America Large Loan, Inc.,
Series 2009-UB2, Class A4AA
5.68%	02/24/51	[2,3]	23,897,570	24,977,052
Banc of America Large Loan, Inc.,
Series 2009-UB2, Class A4AB
5.71%	12/24/49	[2,3]	24,352,337	25,626,366
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-6, Class A4
5.18%	09/10/47	[3]	53,441,309	54,010,793
Banc of America Re-REMIC Trust, Series
2010-UB5, Class A4B
5.65%	02/17/51	[2,3]	25,000,000	26,343,977
Bayview Commercial Asset Trust,
Series 2004-2, Class A
0.60%	08/25/34	[2,3]	631,849	604,052
Bayview Financial Mortgage Pass-Through
Trust, Series 2005-D, Class AF3
5.50%	12/28/35	[3]	318,291	323,170
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005-T20,
Class A4A
5.14%	10/12/42	[3]	37,838,965	38,159,923
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-T22,
Class A4
5.58%	04/12/38	[3]	19,622,271	20,134,756
CD Commercial Mortgage Trust,
Series 2007-CD4, Class A3
5.29%	12/11/49		6,462,994	6,511,867
CFCRE Commercial Mortgage Trust,
Series 2011-C2, Class A2
3.06%	12/15/47		54,242,000	55,801,729
COMM Mortgage Trust, Series 2012-CR2,
Class A2
2.02%	08/15/45		34,958,000	35,548,825
COMM Mortgage Trust, Series 2013-CR6,
Class A2
2.12%	03/10/46		24,355,000	24,822,045
COMM Mortgage Trust, Series 2013-LC6,
Class A2
1.91%	01/10/46		20,000,000	20,286,410

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Commercial Mortgage Pass-Through
Certificates, Series 2010-C1, Class A1
3.16%	07/10/46	[2]	$6,875,028	$6,913,992
Commercial Mortgage Pass-Through
Certificates, Series 2012-CR3, Class A2
1.76%	10/15/45		51,600,000	52,101,168
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2007-C1, Class A1A
5.36%	02/15/40		50,614,869	53,332,963
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[3]	132,122,568	139,550,961
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2007-C5, Class A1A
5.57%	09/15/40	[3]	44,392,238	47,887,718
Credit Suisse Mortgage Trust,
Series 2006-C4, Class A1A
5.46%	09/15/39		70,296,249	73,684,001
Credit Suisse Mortgage Trust,
Series 2007-C3, Class A1A1
5.70%	06/15/39	[3]	116,222	124,873
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A2
4.53%	11/10/46	[2]	33,404,000	36,185,042
DBUBS Mortgage Trust, Series 2011-LC3A,
Class A2
3.64%	08/10/44		101,690,000	104,400,954
GE Business Loan Trust, Series 2003-2A,
Class A
0.54%	11/15/31	[2,3]	13,406	12,918
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class A4
5.32%	11/10/45	[3]	27,513,000	27,823,292
GE Commercial Mortgage Corp.,
Series 2007-C1, Class A1A
5.48%	12/10/49	[3]	46,726,049	49,919,714
GMAC Commercial Mortgage Securities, Inc.,
Series 1998-C2, Class X (IO)
1.05%	05/15/35	[3]	8,185,621	203,449
GS Mortgage Securities Corp. II,
Series 2011-GC5, Class A4
3.71%	08/10/44	[3]	107,315,000	116,055,978
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class A2
1.76%	11/10/45		15,000,000	15,122,850
GS Mortgage Securities Trust,
Series 2010-C2, Class A1
3.85%	12/10/43	[2]	44,338,543	45,297,320
GS Mortgage Securities Trust,
Series 2011-GC3, Class A2
3.64%	03/10/44	[2]	15,986,246	16,263,606

See accompanying notes to Schedule of Portfolio Investments.

73 / Annual Report March 2015

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2011-GC5, Class A2
3.00%	08/10/44		$26,076,000	$26,691,248
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A2
2.32%	05/10/45		20,000,000	20,420,486
GS Mortgage Securities Trust,
Series 2013-GC16, Class A2
3.03%	11/10/46		23,000,000	24,144,439
GS Mortgage Securities Trust,
Series 2014-3R, Class 2A
0.35%	09/26/36	[3]	25,593,545	24,781,152
JPMBB Commercial Mortgage Securities
Trust, Series 2013-C12, Class A2
2.42%	07/15/45		20,000,000	20,543,026
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-CB12,
Class A4
4.90%	09/12/37		2,533,410	2,543,278
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-CB13,
Class A4
5.26%	01/12/43	[3]	53,000,000	53,634,757
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-LDP5,
Class A4
5.23%	12/15/44	[3]	9,089,706	9,191,249
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-CB17,
Class A4
5.43%	12/12/43		19,723,823	20,646,836
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A1A
5.26%	05/15/47		34,275,614	35,742,610
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[2]	2,036,764	2,033,582
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-C1,
Class A1
3.85%	06/15/43	[2]	4,887,152	4,890,160
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-C2,
Class A1
2.75%	11/15/43	[2]	36,733,707	37,006,982
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class A3
4.39%	02/15/46	[2]	10,005,000	10,800,693
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C4,
Class A2
3.34%	07/15/46	[2]	12,172,184	12,448,149

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C4,
Class A3
4.11%	07/15/46	[2]	$17,375,000	$18,638,345
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-PLSD,
Class A2
3.36%	11/13/44	[2]	90,518,000	93,555,436
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C8,
Class A2
1.80%	10/15/45		14,000,000	14,158,193
LB Commercial Mortgage Trust,
Series 2007-C3, Class A1A
5.86%	07/15/44	[3]	27,475,561	29,924,212
LB-UBS Commercial Mortgage Trust, Series
2007-C6, Class A4
5.86%	07/15/40	[3]	34,952,119	36,826,717
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A1A
5.39%	02/15/40		99,647,352	106,031,857
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2007-1A, Class 2A3
3.55%	03/25/37	[2,3]	9,307,567	9,298,730
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-4,
Class ASB
5.13%	12/12/49	[3]	5,752,640	5,831,100
ML-CFC Commercial Mortgage Trust,
Series 2006-4, Class A1A
5.17%	12/12/49		49,623,203	52,165,399
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		73,000,000	74,010,065
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		30,429,000	31,047,892
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C9, Class A2
1.97%	05/15/46		15,000,000	15,237,153
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49		15,046,793	15,468,269
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class A4
5.33%	12/15/43		78,593	82,624
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A1A
5.67%	04/12/49	[3]	77,466,797	81,025,738
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A3
5.67%	04/12/49	[3]	37,055,000	37,020,650

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 74

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A2
2.11%	05/10/63		$53,401,843	$54,468,011
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A2
1.85%	08/10/49		15,000,000	15,207,375
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A2
1.71%	12/10/45		17,992,000	18,133,768
Wells Fargo Commercial Mortgage Trust,
Series 2010-C1, Class A2
4.39%	11/15/43	[2]	900,000	997,345
WF-RBS Commercial Mortgage Trust,
Series 2010-C8, Class A3
3.00%	08/15/45		52,205,000	54,283,412
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A2
3.79%	02/15/44	[2]	34,000,000	34,505,791
WF-RBS Commercial Mortgage Trust,
Series 2011-C4, Class A3
4.39%	06/15/44	[2]	2,550,000	2,768,634
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A4
3.67%	11/15/44		17,612,000	19,032,848
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45		33,148,000	35,378,148
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class A2
2.03%	03/15/45		19,619,000	19,958,924

				2,330,114,119

Non-Agency Mortgage-Backed — 10.60%
Aames Mortgage Trust, Series 2002-1,
Class A3 (STEP)
6.90%	06/25/32		69,156	67,339
Accredited Mortgage Loan Trust,
Series 2005-2, Class A2C
0.52%	07/25/35	[3]	2,737,916	2,746,459
Accredited Mortgage Loan Trust,
Series 2006-2, Class A3
0.32%	09/25/36		29,908,533	29,729,011
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
0.39%	02/25/37	[3]	46,125,000	37,020,257
ACE Securities Corp., Series 2006-ASP1,
Class A1
0.41%	12/25/35	[3]	8,585,228	8,478,149
ACE Securities Corp., Series 2006-HE3,
Class A2C
0.32%	06/25/36	[3]	4,722,084	3,208,128

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
0.71%	01/25/36	[3]	$566,795	$479,153
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 4A1
2.64%	02/25/36	[3]	89,872,929	66,125,122
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21
0.40%	09/25/35	[3]	4,506,153	4,351,463
Adjustable Rate Mortgage Trust,
Series 2006-3, Class 4A32
0.37%	08/25/36	[3]	44,599,239	41,271,690
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 1A3
0.44%	12/25/35	[3]	5,755,214	5,721,615
American Home Mortgage Assets,
Series 2007-4, Class A2
0.36%	08/25/37	[3]	2,747,772	2,664,062
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
1.86%	10/25/34	[3]	10,411,984	10,063,000
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
0.37%	03/25/46	[3]	2,614,130	2,191,987
American Home Mortgage Investment Trust,
Series 2007-1, Class GA1C
0.36%	05/25/47	[3]	88,559,218	63,618,020
Ameriquest Mortgage Securities, Inc.,
Series 2004-R10, Class A1
0.83%	11/25/34		61,013,046	58,850,927
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		98,721	104,178
Argent Securities, Inc., Series 2004-W6,
Class AV2
1.07%	05/25/34	[3]	18,496,542	17,750,151
Argent Securities, Inc., Series 2005-W2,
Class A2B1
0.37%	10/25/35	[3]	2,082	2,080
Argent Securities, Inc., Series 2005-W3,
Class A1
0.43%	11/25/35		80,901,029	76,965,428
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
0.33%	11/25/36	[3]	30,833,311	16,932,698
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
1.17%	06/25/37	[3]	35,432,850	27,243,780
Asset-Backed Securities Corp. Home Equity,
Series 2005-HE6, Class M2
0.68%	07/25/35	[3]	40,720	40,525

See accompanying notes to Schedule of Portfolio Investments.

75 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Securities Corp. Home Equity,
Series 2006-HE6, Class A5
0.40%	11/25/36	[3]	$18,411,000	$12,168,248
Banc of America Alternative Loan Trust,
Series 2003-2, Class CB4
5.50%	04/25/33		1,590,047	1,639,866
Banc of America Funding Corp.,
Series 2003-2, Class 1A1
6.50%	06/25/32		32,258	34,390
Banc of America Funding Corp.,
Series 2006-D, Class 3A1
2.82%	05/20/36	[3]	14,104,010	12,608,745
Banc of America Funding Corp.,
Series 2006-E, Class 2A1
2.72%	06/20/36	[3]	217,676	180,103
Banc of America Funding Corp.,
Series 2006-G, Class 2A1
0.40%	07/20/36	[3]	23,848,245	22,360,783
Banc of America Funding Corp.,
Series 2006-G, Class 2A3
0.35%	07/20/36	[3]	1,735,318	1,738,988
Banc of America Funding Corp.,
Series 2006-H, Class 3A1
2.79%	09/20/46	[3]	3,923,681	3,176,671
Banc of America Funding Corp.,
Series 2014-R8, Class A1
0.41%	06/26/36	[2,3]	23,377,214	22,617,494
Banc of America Funding Corp.,
Series 2015-R2, Class 1A1
0.31%	08/25/36	[2,3]	68,999,369	62,652,442
Banc of America Funding Corp.,
Series 2015-R2, Class 3A1
0.43%	04/25/37	[2,3]	51,741,400	50,452,247
Banc of America Funding Corp.,
Series 2015-R2, Class 7A1
0.45%	09/25/36	[2,3]	33,972,247	32,253,451
Banc of America Funding Corp.,
Series 2015-R2, Class 9A1
0.38%	03/25/37	[2,3]	22,406,248	21,646,970
Banc of America Mortgage Securities, Inc.,
Series 2003-1, Class 3A1
2.67%	10/25/33	[3]	2,193,419	2,243,600
Banc of America Mortgage Securities, Inc.,
Series 2004-F, Class 1A1
2.55%	07/25/34	[3]	130,763	132,157
Banc of America Mortgage Securities, Inc.,
Series 2005-C, Class 2A2
2.62%	04/25/35	[3]	1,216,103	1,109,986
Banc of America Mortgage Securities, Inc.,
Series 2006-2, Class A2
6.00%	07/25/46	[3]	443,348	431,814

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Securities, Inc.,
Series 2007-1, Class 1A24
6.00%	03/25/37		$2,220,746	$1,982,118
Banc of America Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.00%	09/25/37		1,240,723	1,139,399
Banco de Credito Y Securitizacion SA,
Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[2,4]	8,000	640
BCAP LLC Trust, Series 2011-RR3,
Class 1A5
2.71%	05/27/37	[2,3]	13,735,521	13,676,032
BCAP LLC Trust, Series 2007-AA1,
Class 2A1
0.35%	03/25/37	[3]	1,456,320	1,243,340
BCAP LLC Trust, Series 2007-AA2,
Class 2A5
6.00%	04/25/37		555,194	475,423
BCAP LLC Trust, Series 2007-AA5,
Class A1
0.82%	09/25/47	[3]	59,608,212	51,113,982
BCAP LLC Trust, Series 2009-RR10,
Class 7A1
2.41%	10/26/35	[2,3]	11,439,958	11,716,982
BCAP LLC Trust, Series 2010-RR11,
Class 3A2
2.70%	06/27/36	[2,3]	4,940,997	4,956,067
BCAP LLC Trust, Series 2011-RR2,
Class 3A6
2.63%	11/21/35	[2,3]	19,926,736	18,729,373
BCAP LLC Trust, Series 2011-RR3,
Class 5A3
2.88%	11/27/37	[2,3]	12,498,405	12,141,750
BCAP LLC Trust, Series 2011-RR4,
Class 1A3
2.87%	03/26/36	[2,3]	17,650,423	17,280,964
BCAP LLC Trust, Series 2011-RR5,
Class 1A3
2.50%	03/26/37	[2,3]	1,164,109	1,145,599
BCAP LLC Trust, Series 2011-RR5,
Class 2A3
2.94%	06/26/37	[2,3]	7,240,565	7,257,552
BCAP LLC Trust, Series 2012-RR2,
Class 5A1
3.50%	02/26/36	[2,3]	14,151,972	14,309,837
BCAP LLC Trust, Series 2015-RA1,
Class 1A1
1.18%	09/11/38	[2,3]	196,131,333	183,873,738
BCAP LLC Trust, Series 2015-RR2,
Class 26A1
2.61%	03/28/36	[2,3]	29,730,219	30,562,704

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 76

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust, Series 2006-4,
Class 32A1
2.80%	07/25/36	[3]	$4,002,369	$2,696,340
Bear Stearns ARM Trust, Series 2003-4,
Class 3A1
2.32%	07/25/33	[3]	60,578	60,807
Bear Stearns ARM Trust, Series 2004-1,
Class 13A2
2.61%	04/25/34	[3]	17,799	17,276
Bear Stearns ARM Trust, Series 2004-10,
Class 14A1
2.76%	01/25/35	[3]	7,767,451	7,569,827
Bear Stearns ARM Trust, Series 2006-4,
Class 2A1
2.50%	10/25/36	[3]	1,501,371	1,324,287
Bear Stearns Asset-Backed Securities Trust,
Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		47,749	49,019
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34		1,443,866	1,496,564
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34		1,301,743	1,364,810
Bear Stearns Asset-Backed Securities Trust,
Series 2005-AC5, Class 2A3
0.42%	08/25/20	[3]	3,969,535	2,986,964
Bear Stearns Asset-Backed Securities Trust,
Series 2005-SD1, Class 1A3
0.57%	08/25/43	[3]	18,978	18,763
Bear Stearns Asset-Backed Securities Trust,
Series 2005-TC2, Class A3
0.54%	08/25/35	[3]	2,608,311	2,603,236
Bear Stearns Asset-Backed Securities Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36		2,573,404	2,320,204
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
0.35%	10/25/36	[3]	3,180,002	2,416,586
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
0.38%	06/25/37	[3]	320,263	263,631
BHN I Mortgage Fund, Series 1997-2,
Class A1 (Argentina)[8]
1.46%	05/31/17	[2,3,4,9]	13,760	688
BHN I Mortgage Fund, Series 1997-2,
Class A2 (Argentina)[8]
7.54%	05/31/17	[2,4,9]	2,500	125
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/20	[2,4,9]	6,000	2

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bombardier Capital Mortgage Securitization
Corp., Series 2001-A, Class A
6.80%	12/15/30	[3]	$14,207,181	$14,740,055
Carrington Mortgage Loan Trust,
Series 2006-NC1, Class A4
0.48%	01/25/36		36,750,000	30,429,698
CC Mortgage Funding Corp., Series 2004-1A,
Class A1
0.45%	01/25/35	[2,3]	1,437,297	1,302,724
Centex Home Equity Loan Trust,
Series 2006-A, Class AV3
0.33%	06/25/36	[3]	19,272,012	19,207,586
Centex Home Equity Loan Trust,
Series 2006-A, Class AV4
0.42%	06/25/36	[3]	27,500,000	25,142,286
Chase Mortgage Finance Corp.,
Series 2006-A1, Class 1A2
2.51%	09/25/36	[3]	2,149,545	1,845,075
Chase Mortgage Finance Corp.,
Series 2006-S3, Class 2A1
5.50%	11/25/21		3,139,568	2,657,541
Chase Mortgage Finance Corp.,
Series 2007-A2, Class 2A3
2.51%	07/25/37	[3]	6,374,765	6,469,675
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		6,255,399	6,125,543
Chaseflex Trust, Series 2006-2, Class A2B
0.37%	09/25/36	[3]	10,290,969	7,418,831
CIT Mortgage Loan Trust, Series 2007-1,
Class 2A2
1.42%	10/25/37	[2,3]	1,634,301	1,632,449
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35		619,883	616,696
Citicorp Residential Mortgage Securities, Inc.,
Series 2006-2, Class A5 (STEP)
6.04%	09/25/36		525,000	536,510
Citicorp Residential Mortgage Securities, Inc.,
Series 2007-1, Class A5 (STEP)
5.93%	03/25/37		650,000	636,538
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.84%	02/25/34	[3]	284,415	281,503
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-RR2, Class A2
2.51%	05/25/34	[2,3]	6,265,824	6,490,801
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
2.48%	10/25/35	[3]	1,424,545	1,157,647
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
0.43%	11/25/35	[3]	347,855	250,905

See accompanying notes to Schedule of Portfolio Investments.

77 / Annual Report March 2015

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March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR3, Class 1A2A
5.26%	06/25/36	[3]	$12,898,170	$12,344,115
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A2A
0.32%	08/25/36	[3]	29,371,302	28,686,260
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-6, Class 1A4A
2.15%	03/25/37	[3]	1,101,296	814,505
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH1, Class A4
0.37%	01/25/37	[3]	173,000	160,849
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.35%	03/25/37	[3]	32,201,325	31,650,812
Citigroup Mortgage Loan Trust, Inc.,
Series 2010-7, Class 2A1
2.36%	02/25/35	[2,3]	351,393	360,232
Citigroup Mortgage Loan Trust, Inc.,
Series 2010-9, Class 2A1
2.50%	11/25/35	[2,3]	303,346	307,880
Citigroup Mortgage Loan Trust, Inc.,
Series 2012-3, Class 4A1
2.18%	11/25/36	[2,3]	3,521,210	3,553,309
Citigroup Mortgage Loan Trust, Inc.,
Series 2014-6, Class 3A2
2.72%	11/25/35	[2,3]	23,913,730	24,226,197
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-2, Class 1A1
0.37%	06/25/47	[2,3]	52,261,815	48,520,392
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-2, Class 4A1
0.81%	03/25/47	[2,3]	36,758,851	35,347,895
Collateralized Mortgage Obligation Trust,
Series 57, Class D
9.90%	02/01/19		1,295	1,433
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33		5,740,228	6,339,869
Conseco Finance, Series 2001-C,
Class A5 (STEP)
7.29%	08/15/33		312,843	317,528
Conseco Finance, Series 2002-A,
Class A5 (STEP)
7.55%	04/15/32		23,065	23,372
Conseco Finance, Series 2002-C,
Class BF2
8.00%	06/15/32	[2,3]	424,887	465,194
Conseco Financial Corp., Series 1996-7,
Class M1
7.70%	10/15/27	[3]	12,277,659	13,171,098

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1998-2,
Class A5
6.24%	12/01/28	[3]	$96,678	$100,125
Conseco Financial Corp., Series 1998-3,
Class A6
6.76%	03/01/30	[3]	5,575,801	5,907,272
Conseco Financial Corp., Series 1998-6,
Class A8
6.66%	06/01/30		7,318,206	7,821,150
Countryplace Manufactured Housing Contract
Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	9,150,000	9,220,184
Countrywide Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		15,381	16,358
Countrywide Alternative Loan Trust,
Series 2005-27, Class 3A2
1.23%	08/25/35	[3]	6,757	4,786
Countrywide Alternative Loan Trust,
Series 2005-84, Class 1A1
2.50%	02/25/36	[3]	152,363	117,336
Countrywide Alternative Loan Trust,
Series 2006-24CB, Class A19
0.67%	06/25/36	[3]	1,988,643	1,454,040
Countrywide Alternative Loan Trust,
Series 2006-HY13, Class 4A1
2.59%	02/25/37	[3]	4,481,902	3,992,568
Countrywide Alternative Loan Trust,
Series 2006-OC5, Class 2A2A
0.34%	06/25/36	[3]	1,964,571	1,891,717
Countrywide Alternative Loan Trust,
Series 2007-J1, Class 2A1
0.37%	03/25/37	[3]	1,040,282	495,371
Countrywide Asset-Backed Certificates,
Series 2005-11, Class AF4
4.95%	02/25/36	[3]	7,000,000	6,849,290
Countrywide Asset-Backed Certificates,
Series 2005-12, Class 2A5
5.24%	02/25/36	[3]	6,725,865	6,938,510
Countrywide Asset-Backed Certificates,
Series 2005-13, Class AF4
5.02%	04/25/36	[3]	275,000	226,149
Countrywide Asset-Backed Certificates,
Series 2005-16, Class 4AV4
0.52%	05/25/36	[3]	11,555,247	11,186,744
Countrywide Asset-Backed Certificates,
Series 2005-17, Class 4A2A
0.43%	05/25/36	[3]	3,921,235	3,925,266
Countrywide Asset-Backed Certificates,
Series 2005-2, Class M2
0.83%	08/25/35	[3]	6,391,486	6,350,874

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 78

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March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates,
Series 2005-7, Class MV1
0.68%	11/25/35	[3]	$1,191,928	$1,192,013
Countrywide Asset-Backed Certificates,
Series 2005-9, Class 2A5
0.57%	01/25/36	[3]	20,240,892	20,087,633
Countrywide Asset-Backed Certificates,
Series 2007-13, Class 2A2
0.97%	10/25/47	[3]	22,750,474	20,629,607
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2001-HYB1,
Class 1A1
2.08%	06/19/31	[3]	42,769	42,835
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2003-J8,
Class 1A4
5.25%	09/25/23		255,029	265,025
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
2.43%	08/25/34	[3]	2,707,576	2,685,995
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-25,
Class 1A1
0.50%	02/25/35	[3]	244,003	227,592
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-29,
Class 3A1
2.19%	02/25/35	[3]	5,695,446	4,281,906
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB3,
Class 1A
2.49%	06/20/34	[3]	109,676	109,552
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB4,
Class 2A1
2.42%	09/20/34	[3]	3,380,081	3,243,478
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB7,
Class 3A
2.38%	11/20/34	[3]	3,231,417	3,159,408
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-11,
Class 1A2
2.80%	04/25/35	[3]	1,960,443	1,758,121
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-31,
Class 2A3
2.45%	01/25/36	[3]	503,121	467,181
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-4,
Class 4A1
0.46%	02/25/35	[3]	130,200	110,715

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
0.47%	05/25/35	[3]	$7,924,521	$6,837,958
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HY5,
Class 1A1
2.65%	09/25/47	[3]	2,499,948	2,205,369
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HYB1,
Class 1A1
2.92%	03/25/37	[3]	2,152,045	1,769,556
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2004-AR5, Class 6A1
2.47%	06/25/34	[3]	460,688	459,885
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2009-14R, Class 2A1
5.00%	06/26/37	[2]	26,529,977	27,477,136
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2011-12R, Class 1A1
1.01%	10/27/37	[2,3]	9,202,227	9,116,066
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2011-16R, Class 5A1
2.65%	09/27/35	[2,3]	8,222,195	8,179,908
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2014-7R, Class 7A1
0.32%	08/27/36	[2,3]	35,266,347	34,591,386
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR20,
Class 2A4
2.47%	08/25/33	[3]	34,806	34,727
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-1,
Class 2A1
6.50%	02/25/34		67,342	71,808
Credit Suisse Mortgage Trust,
Series 2006-2, Class 2A1
0.87%	03/25/36	[3]	6,883,386	4,193,785
Credit Suisse Mortgage Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37		5,462,968	5,187,274
Credit Suisse Mortgage Trust,
Series 2010-17R, Class 1A1
2.30%	06/26/36	[2,3]	1,672,291	1,702,726
Credit Suisse Mortgage Trust,
Series 2014-10R, Class 3A1
1.92%	04/25/36	[2,3]	10,835,414	10,909,594
Credit Suisse Mortgage Trust,
Series 2014-11R, Class 10A1
0.39%	05/27/37	[2,3]	20,694,999	19,619,081
Credit Suisse Mortgage Trust,
Series 2014-12R, Class 1A1
1.92%	08/27/36	[2,3]	38,919,881	38,988,960

See accompanying notes to Schedule of Portfolio Investments.

79 / Annual Report March 2015

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March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Trust,
Series 2014-CIM1, Class A1
1.92%	01/25/58	[2,3]	$93,273,667	$93,106,334
Credit Suisse Mortgage Trust,
Series 2015-1R, Class 3A1
0.38%	05/27/36	[2,3]	81,016,342	76,397,673
Credit Suisse Mortgage Trust,
Series 2015-1R, Class 5A1
2.46%	09/27/35	[2,3]	23,184,945	23,251,124
Credit Suisse Mortgage Trust,
Series 2015-2R, Class 4A1
0.37%	06/27/47	[2,3]	63,565,110	58,815,633
Credit-Based Asset Servicing and
Securitization LLC Series 2006-CB8,
Class A1
0.31%	10/25/36		29,005,503	22,855,437
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP)
3.95%	01/25/33		26,224	26,530
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB4,
Class M1
1.21%	03/25/33	[3]	6,209,336	5,922,657
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5,
Class M1
1.19%	11/25/33	[3]	45,259	43,296
Credit-Based Asset Servicing and
Securitization LLC, Series 2005-FR3,
Class M1
0.88%	04/25/35	[3]	959,363	952,466
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB1,
Class AF2 (STEP)
3.45%	01/25/36		10,870,338	8,274,640
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB6,
Class A23
0.32%	07/25/36	[3]	26,998,341	23,656,378
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB8,
Class A2B
0.28%	10/25/36	[3]	9,938,657	9,741,839
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB9,
Class A3
0.32%	11/25/36		39,908,759	22,700,422
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR1,
Class A2A
0.28%	02/25/37	[3]	8,555,464	5,167,107

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR1,
Class A2B
0.44%	02/25/37	[3]	$41,897,960	$25,890,300
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR2,
Class A2
0.40%	02/25/37	[3]	68,695,628	38,184,355
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR5,
Class A2A
0.30%	05/25/37	[3]	27,155,616	19,153,725
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR5,
Class A2C
0.52%	05/25/37	[3]	20,480,531	14,890,595
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF4 (STEP)
4.09%	01/25/37		9,121,724	5,142,724
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF5 (STEP)
4.09%	01/25/37		17,055,018	9,366,394
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2C (STEP)
4.58%	02/25/37		54,334,400	40,908,750
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2D (STEP)
4.58%	02/25/37		39,780,870	29,943,419
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2E (STEP)
4.58%	02/25/37		7,234,089	5,446,235
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A2 (STEP)
0.34%	04/25/37	[3]	43,586,128	30,351,723
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-NC1,
Class A2B
0.32%	12/25/36	[3]	47,321,686	27,668,848
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-NC2,
Class A2B
0.31%	01/25/37	[3]	28,165,622	19,237,357
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB7,
Class A1
0.31%	10/25/36		69,860,339	48,749,313
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,786,237

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 80

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR3, Class A1
0.36%	08/25/36	[3]	$8,619,135	$7,109,020
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR4, Class A1
0.30%	12/25/36	[3]	3,319,981	1,977,049
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		25,929	26,508
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		902,756	743,264
Deutsche ALT-A Securities, Inc. Alternate
Loan Trust, Series 2006-AR6, Class A6
0.34%	02/25/37	[3]	1,744,651	1,293,521
Deutsche ALT-A Securities, Inc. Mortgage
Loan Trust, Series 2006-AR1, Class 2A1
2.87%	02/25/36	[3]	2,099,894	1,659,941
Deutsche Mortgage Securities, Inc.,
Series 2010-RS2, Class A3
3.71%	06/28/47	[2,3]	23,415,964	23,503,896
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2005-AR3,
Class 2A1A
0.42%	07/19/45	[3]	437,775	400,161
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2006-AR2,
Class 2A1A
0.38%	10/19/36	[3]	29,272,666	23,909,913
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2007-AR1,
Class 2A1A
0.32%	04/19/48	[3]	17,517,764	14,710,087
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
0.54%	01/19/45	[3]	4,885,413	4,085,611
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
0.43%	03/19/45	[3]	888,374	817,116
Equifirst Mortgage Loan Trust, Series 2005-1,
Class M1
0.80%	04/25/35	[3]	6,096,470	6,111,095
Equity One ABS, Inc., Series 1998-1,
Class A2 (STEP)
7.48%	11/25/29		83,747	81,307
Equity One ABS, Inc., Series 2002-4,
Class M1
5.22%	02/25/33	[3]	11,938	11,247
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1 (STEP)
5.80%	11/25/32		114,684	116,736
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FF4, Class M1
0.60%	05/25/35	[3]	4,006,928	3,987,078

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FFH2, Class M1
0.89%	04/25/35	[2,3]	$143,340	$143,575
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF18, Class A2B
0.28%	12/25/37	[3]	19,009,168	12,734,108
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF18, Class A2C
0.33%	12/25/37	[3]	52,277,060	35,279,540
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF18, Class A2D
0.38%	12/25/37	[3]	37,888,938	25,758,529
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FFS, Class IIA4
0.40%	07/25/36		31,440,000	24,293,499
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF1, Class A2C
0.31%	01/25/38	[3]	124,764,041	76,321,283
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2B
0.27%	03/25/37	[3]	43,085,645	27,651,376
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2C
0.32%	03/25/37	[3]	22,273,187	14,327,629
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2D
0.39%	03/25/37	[3]	41,472,085	26,834,471
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA2, Class 1A1
2.17%	08/25/34	[3]	20,414,395	20,117,263
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[3]	138,545	135,833
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA4, Class A1
2.24%	10/25/34	[3]	5,572,321	5,533,208
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA10, Class 1A1
2.24%	12/25/35	[3]	41,108,391	35,764,054
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA12, Class 2A1
2.29%	02/25/36	[3]	51,411,962	41,912,728
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA7, Class 2A1
2.24%	09/25/35	[3]	39,314,866	35,730,081
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA9, Class 2A1
2.25%	11/25/35	[3]	51,288,864	43,822,795
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA1, Class 1A1
2.24%	03/25/36	[3]	50,209,676	42,051,557

See accompanying notes to Schedule of Portfolio Investments.

81 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities
Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		$23,367	$19,721
First Horizon Asset Securities, Inc.,
Series 2004-AR5, Class 2A1
2.58%	10/25/34	[3]	2,142,411	2,115,100
First Horizon Asset Securities, Inc.,
Series 2007-AR3, Class 1A1
2.39%	11/25/37	[3]	716,761	621,853
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR1, Class 2A1
2.53%	02/25/34	[3]	1,583,955	1,596,469
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
2.62%	12/25/34	[3]	1,053,495	1,056,808
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
2.58%	01/25/37	[3]	359,838	314,585
FNBA Mortgage Pass-Through Certificates,
Series 2004-AR1, Class A2
0.58%	08/19/34	[3]	32,487	31,573
Fremont Home Loan Trust, Series 2005-C,
Class M1
0.65%	07/25/35	[3]	7,845,479	7,871,636
GE Business Loan Trust, Series 2007-1A,
Class A
0.34%	04/16/35	[2,3]	24,070,559	22,815,400
GMAC Mortgage Corp. Loan Trust,
Series 2000-HE2, Class A1
0.61%	06/25/30	[3]	62,079	56,602
GMAC Mortgage Corp. Loan Trust,
Series 2003-AR2, Class 3A5
2.85%	12/19/33	[3]	11,200,317	11,209,703
GMAC Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
2.92%	06/25/34	[3]	10,728	10,362
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
2.80%	11/19/35	[3]	1,982,657	1,903,360
GMAC Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
2.69%	05/19/36	[3]	2,089,056	1,592,586
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	17,679,806	18,711,565
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
0.41%	08/25/45	[3]	2,835,025	2,398,450
GreenPoint Mortgage Funding Trust,
Series 2005-HY1, Class 1A1A
0.44%	07/25/35	[3]	28,587,929	27,671,085
GreenPoint Mortgage Funding Trust,
Series 2006-AR8, Class 1A2A
0.35%	01/25/47	[3]	14,457,126	13,901,343

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 3A2
0.33%	02/25/37	[3]	$6,759,592	$5,386,583
GS Mortgage Securities Corp.,
Series 2015-1R, Class 2A
2.64%	01/25/36	[2,3]	29,454,271	29,481,089
GS Mortgage Securities Trust.,
Series 2009-1R, Class 2A1
2.60%	11/25/35	[2,3]	53,630	54,241
GSAA Home Equity Trust, Series 2005-11,
Class 1A1
0.45%	10/25/35		23,272,746	21,567,877
GSAA Home Equity Trust, Series 2005-9,
Class 2A3
0.54%	08/25/35	[3]	7,767,206	7,121,890
GSAMP Trust, Series 2005-AHL2, Class A2D
0.52%	12/25/35	[3]	25,693,000	18,430,547
GSAMP Trust, Series 2005-HE5, Class M1
0.59%	11/25/35	[3]	17,000,000	16,344,123
GSR Mortgage Loan Trust, Series 2004-9,
Class 3A1
2.53%	08/25/34	[3]	12,180	12,345
GSR Mortgage Loan Trust, Series 2004-9,
Class 5A7
2.43%	08/25/34	[3]	1,177,470	1,147,486
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 2A3
2.61%	10/25/35	[3]	9,791,573	8,655,858
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 2A4
2.61%	10/25/35	[3]	3,975,671	3,960,082
GSR Mortgage Loan Trust, Series 2005-AR6,
Class 4A5
2.69%	09/25/35	[3]	644,213	651,723
GSR Mortgage Loan Trust, Series 2006-OA1,
Class 2A1
0.36%	08/25/46	[3]	8,190,262	7,936,925
GSR Mortgage Loan Trust, Series 2007-AR2,
Class 2A1
2.71%	05/25/47	[3]	5,974,619	5,415,317
Harborview Mortgage Loan Trust,
Series 2004-1, Class 2A
2.32%	04/19/34	[3]	18,954	18,002
Harborview Mortgage Loan Trust,
Series 2004-11, Class 3A2A
0.86%	01/19/35	[3]	793,133	668,131
Harborview Mortgage Loan Trust,
Series 2005-4, Class 2A
2.72%	07/19/35	[3]	843,830	752,815
Harborview Mortgage Loan Trust,
Series 2006-8, Class 2A1A
0.36%	07/21/36	[3]	363,024	294,112

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 82

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Harborview Mortgage Loan Trust,
Series 2007-7, Class 2A1A
1.17%	11/25/47	[3]	$1,303,125	$1,133,462
Home Equity Loan Trust, Series 2007-1,
Class AM
0.42%	03/20/36	[3]	1,418,890	1,410,307
Home Equity Loan Trust, Series 2007-3,
Class A4
1.68%	11/20/36	[3]	13,120,000	13,098,916
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36	[3]	38,330,248	38,260,142
Homestar Mortgage Acceptance Corp.,
Series 2004-5, Class A4
0.74%	10/25/34	[3]	4,683,355	4,695,284
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class 2A3
0.36%	12/25/35	[3]	14,127,094	13,890,493
Impac CMB Trust, Series 2005-4, Class 1A1B
0.42%	05/25/35	[3]	13,166,954	11,589,943
Impac Secured Assets Trust, Series 2004-3,
Class 1
0.97%	11/25/34	[3]	1,228,573	1,221,649
Impac Secured Assets Trust, Series 2005-1,
Class 1A1
0.69%	04/25/35	[3]	9,345,134	8,584,552
Impac Secured Assets Trust, Series 2007-2,
Class 1A1A
0.28%	05/25/37	[3]	28,761,708	19,866,934
Impac Secured Assets Trust, Series 2007-2,
Class 1A1B
0.42%	05/25/37	[3]	38,949,507	27,672,223
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
2.37%	08/25/34	[3]	2,432,272	2,141,516
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1B
0.97%	08/25/34	[3]	37,558	33,833
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
2.70%	10/25/34	[3]	315,365	318,807
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
1.03%	09/25/34	[3]	114,522	102,387
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
0.97%	11/25/34	[3]	89,969	82,003
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
2.46%	03/25/35	[3]	2,336,328	2,318,627
IndyMac Index Mortgage Loan Trust,
Series 2005-AR13, Class 4A1
2.42%	08/25/35	[3]	192,630	165,137

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2005-AR15, Class A1
4.54%	09/25/35	[3]	$954,619	$825,135
IndyMac Index Mortgage Loan Trust,
Series 2005-AR17, Class 3A1
2.31%	09/25/35	[3]	9,423,711	7,976,530
IndyMac Index Mortgage Loan Trust,
Series 2005-AR18, Class 2A1A
0.48%	10/25/36	[3]	298,312	219,709
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
4.65%	10/25/35	[3]	61,916,371	52,972,322
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 1A21
4.80%	12/25/35	[3]	8,948,831	7,077,908
IndyMac Index Mortgage Loan Trust,
Series 2005-AR31, Class 3A1
2.44%	01/25/36	[3]	3,656,331	3,157,315
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
0.41%	04/25/35	[3]	1,197,340	1,071,831
IndyMac Index Mortgage Loan Trust,
Series 2006-AR14, Class 1A4A
0.34%	11/25/46	[3]	12,816,198	12,037,058
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
2.72%	08/25/36	[3]	28,952,715	20,483,640
IndyMac Index Mortgage Loan Trust,
Series 2006-AR21, Class A1
0.29%	08/25/36	[3]	350,781	263,057
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A
0.37%	10/25/36	[3]	46,387,551	39,830,161
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
0.38%	05/25/46	[3]	53,503,430	46,430,501
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
2.88%	05/25/36	[3]	7,594,144	5,707,948
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
2.75%	05/25/36	[3]	54,337,508	39,537,710
IndyMac Index Mortgage Loan Trust,
Series 2006-AR8, Class A3A
0.40%	07/25/46	[3]	37,866,466	31,092,231
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
2.82%	03/25/37	[3]	1,969,445	1,815,176
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.42%	06/25/37	[3]	7,099,789	4,698,484

See accompanying notes to Schedule of Portfolio Investments.

83 / Annual Report March 2015

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2007-AR5, Class 2A1
2.68%	05/25/37	[3]	$387,118	$303,526
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
2.70%	11/25/37	[3]	6,790,010	6,459,792
IndyMac Index Mortgage Loan Trust,
Series 2007-AR9, Class 2A1
2.69%	04/25/37	[3]	620,472	451,414
IndyMac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28		237,110	242,795
IndyMac Residential Asset-Backed Trust,
Series 2005-C, Class AI1
0.43%	10/25/35	[3]	16,424,755	16,275,142
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 1A3
0.34%	05/25/36	[3]	3,769,842	3,579,321
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 2A1
2.68%	05/25/36	[3]	1,670,644	1,359,898
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
4.79%	05/25/36	[3]	16,408,812	12,448,020
JPMorgan Mortgage Acquisition Corp.,
Series 2005-OPT2, Class A4
0.49%	12/25/35	[3]	28,801,171	28,684,326
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WF1, Class A3A (STEP)
5.83%	07/25/36		33,434,782	20,307,882
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		6,159,959	3,710,944
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV5
0.41%	11/25/36	[3]	20,000,000	19,306,481
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH3, Class A4
0.38%	03/25/37	[3]	3,566,818	3,171,878
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF1
0.27%	03/25/47	[3]	245,927	154,311
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF2 (STEP)
3.38%	03/25/47		12,070,000	9,288,915
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF3 (STEP)
3.38%	03/25/47		10,000,000	7,644,760
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF4 (STEP)
3.38%	03/25/47		5,000,000	3,821,135

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AV4
0.45%	03/25/47	[3]	$90,000	$51,915
JPMorgan Mortgage Trust, Series 2003-A2,
Class 2A3
1.93%	11/25/33	[3]	365,895	355,812
JPMorgan Mortgage Trust, Series 2004-A4,
Class 1A3
2.55%	09/25/34	[3]	2,126,362	2,189,202
JPMorgan Mortgage Trust, Series 2005-A3,
Class 5A3
2.74%	06/25/35	[3]	250,794	236,897
JPMorgan Mortgage Trust, Series 2005-A5,
Class TA1
5.03%	08/25/35	[3]	325,941	317,953
JPMorgan Mortgage Trust, Series 2005-S2,
Class 4A3
5.50%	09/25/20		7,738,306	7,775,876
JPMorgan Mortgage Trust, Series 2006-A2,
Class 5A3
2.43%	11/25/33	[3]	22,035	22,308
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
2.64%	05/25/36	[3]	2,660,798	2,224,004
JPMorgan Mortgage Trust, Series 2006-A3,
Class 3A3
2.61%	05/25/36	[3]	2,052,872	1,836,981
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A1
2.58%	06/25/36	[3]	1,548,799	1,345,511
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A4
2.58%	06/25/36	[3]	4,992,833	4,444,353
JPMorgan Mortgage Trust, Series 2006-A5,
Class 2A4
2.54%	08/25/36	[3]	1,185,437	1,049,731
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
2.56%	07/25/35	[3]	5,784,026	5,884,405
JPMorgan Mortgage Trust, Series 2007-A3,
Class 2A3
2.55%	05/25/37	[3]	7,423,266	6,505,758
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
4.69%	05/25/37	[3]	1,134,154	1,064,549
JPMorgan Mortgage Trust, Series 2007-A4,
Class 1A1
2.52%	06/25/37	[3]	9,180,101	8,379,825
JPMorgan Mortgage Trust, Series 2007-A4,
Class 2A3
2.77%	06/25/37	[3]	1,429,902	1,319,636

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 84

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Resecuritization Trust,
Series 2010-4, Class 1A1
2.63%	07/26/36	[2,3]	$329,756	$331,726
JPMorgan Resecuritization Trust,
Series 2015-1, Class 3A1
0.36%	12/27/46	[2]	37,003,803	35,272,421
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A4
5.27%	04/15/40		24,367	26,124
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	7,058,106	7,719,920
Lehman XS Trust, Series 2005-5N,
Class 3A1A
0.47%	11/25/35	[3]	22,685,605	20,508,490
Lehman XS Trust, Series 2006-12N,
Class A31A
0.37%	08/25/46	[3]	38,180,328	29,459,331
Lehman XS Trust, Series 2006-13,
Class 1A2
0.34%	09/25/36	[3]	37,763,980	33,908,429
Lehman XS Trust, Series 2006-14N,
Class 3A2
0.29%	08/25/36	[3]	200,663	155,915
Lehman XS Trust, Series 2006-16N,
Class A4A
0.36%	11/25/46	[3]	616,549	500,198
Lehman XS Trust, Series 2006-19,
Class A2
0.34%	12/25/36	[3]	26,656,958	22,175,284
Lehman XS Trust, Series 2006-9,
Class A1B
0.33%	05/25/46	[3]	45,346,209	38,634,834
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
1.07%	10/25/34	[3]	75,000	71,604
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
2.67%	01/25/34	[3]	143,844	140,643
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
2.04%	11/25/33	[3]	2,204,608	2,265,924
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.67%	11/21/34	[3]	16,660,046	16,904,674
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 9A1
2.68%	10/25/34	[3]	1,664,213	1,606,697
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
2.60%	06/25/34	[3]	678	652

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
2.51%	09/25/34	[3]	$6,697,129	$6,576,285
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
2.61%	05/25/36	[3]	22,638,377	19,153,652
MASTR Alternative Loan Trust,
Series 2004-6, Class 3A1
4.75%	07/25/19		3,605,176	3,728,035
MASTR Asset Securitization Trust,
Series 2002-8, Class 1A1
5.50%	12/25/17		16,942	17,110
MASTR Asset Securitization Trust,
Series 2003-8, Class 3A12
5.25%	09/25/33		1,808,917	1,962,514
MASTR Asset Securitization Trust,
Series 2004-3, Class 3A2
4.50%	03/25/19		1,367,853	1,410,748
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
0.32%	11/25/36	[3]	20,122,515	9,596,912
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
0.38%	11/25/36	[3]	5,589,588	2,695,713
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
0.38%	05/25/37	[3]	26,441,000	19,731,964
MASTR Seasoned Securities Trust,
Series 2004-1, Class 4A1
2.50%	10/25/32	[3]	33,516	33,801
Mellon Residential Funding Corp.,
Series 2001-TBC1, Class A1
0.88%	11/15/31	[3]	3,659,170	3,599,154
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2006-FF13, Class A2C
0.33%	10/25/36	[3]	6,482,074	4,747,542
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2B
0.34%	04/25/37	[3]	20,195,869	11,971,020
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2C
0.42%	04/25/37	[3]	84,599,713	50,768,034
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2B
0.34%	05/25/37	[3]	15,190,729	9,064,870
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2C
0.41%	05/25/37	[3]	52,144,260	30,626,091
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2D
0.49%	05/25/37	[3]	25,751,099	15,705,699

See accompanying notes to Schedule of Portfolio Investments.

85 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
0.35%	06/25/37	[3]	$21,126,257	$13,884,270
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
0.42%	06/25/37	[3]	31,394,038	21,825,104
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A3
0.33%	07/25/37	[3]	34,455,852	22,181,299
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A6, Class 2A
2.52%	10/25/33	[3]	1,303,983	1,264,209
Merrill Lynch Mortgage Investors, Inc.,
Series 2004-A4, Class A1
2.46%	08/25/34	[3]	4,638,135	4,770,326
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A10, Class A
0.38%	02/25/36	[3]	28,292	25,621
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-WMC2, Class A2B (STEP)
4.55%	03/25/37		37,999,689	15,847,086
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-WMC2, Class A2D (STEP)
4.55%	03/25/37		29,741,050	12,401,820
Merrill Lynch Mortgage Investors, Inc.,
Series 2007-2, Class 1A1
2.62%	08/25/36	[3]	14,035,143	13,033,623
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		539,335	567,943
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		24,454,047	26,519,338
Mid-State Trust, Series 2006, Class A1
7.34%	07/01/35		113,927	123,497
Mid-State Trust, Series 2006, Class A2
7.40%	07/01/35		7,120	7,654
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[2]	16,547,451	17,910,804
Mid-State Trust, Series 2011, Class A1
4.86%	07/15/38		372,112	398,036
Morgan Stanley Capital I Trust,
Series 2005-HE3, Class M2
0.95%	07/25/35	[3]	42,113	42,175
Morgan Stanley Capital I Trust,
Series 2006-NC1, Class A4
0.47%	12/25/35	[3]	24,331,940	23,344,757
Morgan Stanley Home Equity Loan Trust,
Series 2005-04, Class A1
0.41%	09/25/35	[3]	9,228,223	9,206,878
Morgan Stanley Home Equity Loan Trust,
Series 2005-3, Class M1
0.62%	08/25/35	[3]	23,517	23,547

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
0.49%	01/25/35	[3]	$428,465	$402,642
Morgan Stanley Mortgage Loan Trust,
Series 2004-3, Class 2A2
5.50%	04/25/34		509,487	529,903
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.05%	09/25/34	[3]	2,807,582	2,749,277
Morgan Stanley Mortgage Loan Trust,
Series 2004-8AR, Class 4A1
2.42%	10/25/34	[3]	235,054	233,241
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
0.43%	04/25/35	[3]	10,734,244	9,886,442
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	246,061	142,310
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		642,988	640,064
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
0.29%	04/25/37	[3]	7,297,297	3,659,339
Morgan Stanley Resecuritization Trust,
Series 2010-R4, Class 1B
0.50%	01/26/36	[2,3]	7,529,666	7,497,431
Morgan Stanley Resecuritization Trust,
Series 2013-R9, Class 3A
2.36%	06/26/46	[2,3]	17,336,299	17,521,000
Morgan Stanley Resecuritization Trust,
Series 2014-R2, Class 1A
0.94%	12/26/46	[2,3]	36,646,202	35,546,967
Morgan Stanley Resecuritization Trust,
Series 2014-R3, Class 4A
1.10%	07/26/46	[2,3]	19,575,800	18,961,291
Morgan Stanley Resecuritization Trust,
Series 2014-R4, Class 2A
2.46%	11/26/35	[2,3]	9,182,955	9,292,324
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 3A
0.87%	06/26/47	[2,3]	64,383,703	62,001,216
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 4A
1.08%	06/26/47	[2,3]	29,358,171	28,738,620
MortgageIT Trust, Series 2005-1, Class 1A1
0.81%	02/25/35	[3]	20,988,941	20,068,744
MortgageIT Trust, Series 2005-4, Class A1
0.45%	10/25/35	[3]	24,726,311	22,602,172
MortgageIT Trust, Series 2005-5, Class A1
0.43%	12/25/35	[3]	3,263,435	2,885,751

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 86

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV4
0.45%	09/25/36	[3]	$18,000,000	$16,363,941
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
0.42%	06/25/37	[3]	8,265,000	6,001,820
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
1.25%	01/25/34	[3]	44,794	39,207
New Century Home Equity Loan Trust,
Series 2005-2, Class M1
0.60%	06/25/35	[3]	52,314	52,099
New Century Home Equity Loan Trust,
Series 2005-4, Class M1
0.65%	09/25/35	[3]	36,420,000	35,961,946
Newcastle Mortgage Securities Trust,
Series 2006-1, Class A4
0.45%	03/25/36	[3]	79,799,000	78,881,260
Nomura Home Equity Loan, Inc.,
Series 2006-HE2, Class A4
0.44%	03/25/36	[3]	19,042,000	16,000,193
Nomura Home Equity Loan, Inc.,
Series 2006-WF1, Class A4
0.41%	03/25/36	[3]	40,470,605	39,986,028
Nomura Resecuritization Trust,
Series 2011-4RA, Class 1A1
2.19%	12/26/36	[2,3]	30,945,448	31,041,874
Nomura Resecuritization Trust,
Series 2011-4RA, Class 2A1
2.04%	06/26/37	[2,3]	11,804,842	11,765,839
Nomura Resecuritization Trust,
Series 2013-1R, Class 2A1
0.33%	11/26/36	[2,3]	16,736,990	16,036,790
Nomura Resecuritization Trust,
Series 2013-1R, Class 3A1
0.33%	10/26/36	[2,3]	10,386,750	10,139,881
Nomura Resecuritization Trust,
Series 2014-4R, Class 1A1
2.23%	01/25/36	[2,3]	26,284,114	26,714,038
Nomura Resecuritization Trust,
Series 2014-4R, Class 3A1
0.32%	09/25/36	[2,3]	12,164,963	11,743,344
Nomura Resecuritization Trust,
Series 2014-7R, Class 2A1
0.37%	12/26/35	[2,3]	43,621,183	42,987,067
Nomura Resecuritization Trust,
Series 2014-7R, Class 4A1
0.30%	01/26/37	[2,3]	52,027,919	49,293,982
Nomura Resecuritization Trust,
Series 2015-4R, Class 1A1
0.53%	03/26/47	[2]	51,398,000	50,113,050

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Option One Mortgage Loan Trust,
Series 2005-4, Class A3
0.43%	11/25/35	[3]	$26,632	$26,388
Option One Mortgage Loan Trust,
Series 2005-5, Class A3
0.38%	12/25/35	[3]	36,886	36,705
Ownit Mortgage Loan Asset-Backed
Certificates, Series 2006-4, Class A2D
0.41%	05/25/37	[3]	33,250,344	23,256,488
Park Place Securities, Inc.,
Series 2005-WHQ4, Class A1A
0.43%	09/25/35	[3]	45,472,527	45,283,889
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP)
4.32%	01/25/36		22,910,000	16,635,745
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
0.43%	11/25/46	[3]	85,000	74,559
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
0.48%	06/25/47	[3]	23,015,500	15,458,602
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
2.51%	08/25/33	[3]	1,279,370	1,326,759
Residential Accredit Loans, Inc.,
Series 2003-QS3, Class A4
5.50%	02/25/18		121,668	123,423
Residential Accredit Loans, Inc.,
Series 2005-QA10, Class A31
3.54%	09/25/35	[3]	1,065,734	916,005
Residential Accredit Loans, Inc.,
Series 2005-QA12, Class CB1
3.47%	12/25/35	[3]	7,615,646	5,527,421
Residential Accredit Loans, Inc.,
Series 2005-QA4, Class A41
2.94%	04/25/35	[3]	6,983,091	6,922,195
Residential Accredit Loans, Inc.,
Series 2005-QA7, Class A1
3.18%	07/25/35	[3]	6,751,662	5,359,591
Residential Accredit Loans, Inc.,
Series 2005-QA8, Class CB21
3.18%	07/25/35	[3]	5,690,260	4,742,552
Residential Accredit Loans, Inc.,
Series 2005-QA9, Class CB11
2.99%	08/25/35	[3]	12,274,682	10,301,457
Residential Accredit Loans, Inc.,
Series 2005-QO4, Class 2A1
0.45%	12/25/45	[3]	2,418,126	1,754,730
Residential Accredit Loans, Inc.,
Series 2005-QO5, Class A1
1.13%	01/25/46	[3]	13,196,108	9,426,020

See accompanying notes to Schedule of Portfolio Investments.

87 / Annual Report March 2015

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc.,
Series 2006-QA1, Class A11
3.22%	01/25/36	[3]	$209,398	$165,574
Residential Accredit Loans, Inc.,
Series 2006-QA1, Class A21
3.74%	01/25/36	[3]	30,478,274	24,885,782
Residential Accredit Loans, Inc.,
Series 2006-Qa7, Class 2A1
0.36%	08/25/36	[3]	46,108,916	35,755,113
Residential Accredit Loans, Inc.,
Series 2006-QS10, Class AV (IO)
0.56%	08/25/36	[3]	58,177,920	1,328,638
Residential Accredit Loans, Inc.,
Series 2006-QS12, Class 2A9
0.55%	09/25/36	[3]	520,084	355,116
Residential Accredit Loans, Inc.,
Series 2006-QS2, Class 1AV (IO)
0.48%	02/25/36	[3]	200,509,415	3,718,347
Residential Accredit Loans, Inc.,
Series 2006-QS7, Class AV (IO)
0.65%	06/25/36	[3]	105,008,250	3,378,572
Residential Accredit Loans, Inc.,
Series 2006-QS8, Class AV (IO)
0.78%	08/25/36	[3]	245,853,485	7,822,763
Residential Accredit Loans, Inc.,
Series 2007-QH2, Class A1
0.31%	03/25/37	[3]	55,635,575	45,310,486
Residential Accredit Loans, Inc.,
Series 2007-QS10, Class AV (IO)
0.46%	09/25/37	[3]	154,008,738	2,805,500
Residential Accredit Loans, Inc.,
Series 2007-QS4, Class 3AV (IO)
0.38%	03/25/37	[3]	97,325,591	1,354,870
Residential Accredit Loans, Inc.,
Series 2007-QS5, Class AV (IO)
0.25%	03/25/37	[3]	121,192,054	1,513,689
Residential Accredit Loans, Inc.,
Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[3]	262,710,257	3,911,099
Residential Accredit Loans, Inc.,
Series 2007-QS7, Class 2AV (IO)
0.37%	06/25/37	[3]	79,835,041	1,276,203
Residential Accredit Loans, Inc.,
Series 2007-QS8, Class AV (IO)
0.40%	06/25/37	[3]	206,244,392	3,375,086
Residential Asset Mortgage Products, Inc.,
Series 2003-RS10, Class AI6 (STEP)
5.86%	11/25/33		545,849	578,030
Residential Asset Mortgage Products, Inc.,
Series 2003-RS11, Class AI6A (STEP)
5.98%	12/25/33		293,071	317,717

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc.,
Series 2003-RS9, Class AI6A (STEP)
5.98%	10/25/33		$30,072	$32,517
Residential Asset Mortgage Products, Inc.,
Series 2004-RS12, Class AI6
4.55%	12/25/34		18,181	18,438
Residential Asset Mortgage Products, Inc.,
Series 2004-RS12, Class MII2
1.37%	12/25/34	[3]	500,834	497,927
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A8
6.50%	11/25/31		73,360	75,710
Residential Asset Mortgage Products, Inc.,
Series 2004-SL3, Class A2
6.50%	12/25/31		70,117	73,966
Residential Asset Mortgage Products, Inc.,
Series 2004-SL3, Class A4
8.50%	12/25/31		42,620	38,835
Residential Asset Mortgage Products, Inc.,
Series 2005-RS8, Class A3
0.54%	09/25/35	[3]	57,323,694	57,180,371
Residential Asset Securities Corp.,
Series 2004-IP2, Class 1A1
2.49%	12/25/34	[3]	450,786	453,144
Residential Asset Securities Corp.,
Series 2004-IP2, Class 2A1
2.48%	12/25/34	[3]	53,788	54,151
Residential Asset Securities Corp.,
Series 2004-IP2, Class 3A1
2.48%	12/25/34	[3]	1,147,187	1,146,163
Residential Asset Securities Corp.,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36		4,425,095	4,027,920
Residential Funding Mortgage Securities I,
Inc., Series 2005-SA5, Class 1A
2.81%	11/25/35	[3]	12,116,151	10,014,774
Residential Funding Mortgage Securities I,
Inc., Series 2006-SA3, Class 3A1
3.75%	09/25/36	[3]	2,260,481	1,986,384
Residential Funding Mortgage Securities I,
Inc., Series 2006-SA3, Class 4A1
6.11%	09/25/36	[3]	905,912	776,305
Residential Funding Mortgage Securities I,
Inc., Series 2006-SA4, Class 2A1
3.50%	11/25/36	[3]	234,695	203,931
Residential Funding Mortgage Securities I,
Inc., Series 2007-SA2, Class 2A2
3.03%	04/25/37	[3]	4,868,018	4,270,332
Residential Funding Mortgage Securities II,
Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		45,408	45,392

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 88

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities II,
Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		$25,155	$25,085
Residential Funding Mortgage Securities
Trust, Series 2003-S7, Class A7
5.50%	05/25/33		2,044,179	2,169,859
Residential Funding Mortgage Securities
Trust, Series 2004-S2, Class A9
5.50%	03/25/34		1,170,318	1,202,098
Residential Funding Mortgage Securities
Trust, Series 2004-S6, Class 1A6
5.50%	06/25/34		761,327	778,692
Saxon Asset Securities Trust, Series 2001-2,
Class AF6 (STEP)
6.81%	06/25/16		16,632	17,435
Saxon Asset Securities Trust, Series 2005-2,
Class M1
0.59%	10/25/35	[3]	16,385,352	16,297,723
Saxon Asset Securities Trust, Series 2007-1,
Class A2C
0.32%	01/25/47	[3]	13,135,000	10,838,401
Saxon Asset Securities Trust, Series 2007-3,
Class 2A3
0.57%	09/25/47	[3]	32,174,000	23,675,264
Sequoia Mortgage Trust, Series 2004-3,
Class A
0.91%	05/20/34	[3]	1,316,291	1,264,314
SG Mortgage Securities Trust,
Series 2006-FRE1, Class A1B
0.44%	02/25/36	[3]	1,670,620	1,222,938
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
0.41%	12/25/36	[2,3]	12,945,039	7,852,888
Soundview Home Equity Loan Trust,
Series 2006-1, Class A3
0.36%	02/25/36	[3]	7,582,970	7,516,714
Soundview Home Equity Loan Trust,
Series 2006-EQ1, Class A4
0.42%	10/25/36	[3]	14,062,000	9,694,554
Soundview Home Equity Loan Trust,
Series 2006-WF2, Class A2C
0.31%	12/25/36	[3]	24,170,973	23,867,803
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-1, Class 3A3
2.51%	02/25/34	[3]	44,653	44,909
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
2.48%	09/25/34	[3]	22,943,628	22,918,872
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 1A
2.46%	10/25/34	[3]	428,795	416,567

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 2A
2.40%	10/25/34	[3]	$26,955,078	$27,721,950
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-15, Class A
2.48%	10/25/34	[3]	4,869,228	4,755,800
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-16, Class 3A1
2.50%	11/25/34	[3]	21,522,366	21,675,476
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-17, Class A1
1.03%	11/25/34	[3]	98,195	91,198
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-20, Class 1A2
2.44%	01/25/35	[3]	1,500,034	1,460,111
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-12, Class 3A1
2.40%	06/25/35	[3]	5,747,429	5,403,261
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-12, Class 1A1
0.33%	01/25/37	[3]	76,925,922	60,002,065
Structured Adjustable Rate Mortgage Loan
Trust, Series 2007-9, Class 2A1
2.71%	10/25/47	[3]	1,715,733	1,383,424
Structured Asset Investment Loan Trust,
Series 2005-HE3, Class A5
0.53%	09/25/35	[3]	28,868,172	28,670,929
Structured Asset Investment Loan Trust,
Series 2006-1, Class A3
0.37%	01/25/36	[3]	20,796,356	20,303,326
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 24A1
2.37%	05/25/36	[3]	802,091	546,847
Structured Asset Mortgage Investments, Inc.,
Series 2007-AR6, Class A1
1.63%	08/25/47	[3]	131,990,717	116,911,570
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates, Series
2004-23XS, Class 2A1
0.47%	01/25/35	[3]	4,472,035	3,965,424
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35		7,896,497	7,906,716
Structured Asset Securities Corp.,
Series 1997-2, Class 2A4
7.25%	03/28/30		2,803	2,837
Structured Asset Securities Corp.,
Series 2001-15A, Class 4A1
2.18%	10/25/31	[3]	10,894	10,919
Structured Asset Securities Corp.,
Series 2003-26A, Class 3A5
2.44%	09/25/33	[3]	485,467	485,187

See accompanying notes to Schedule of Portfolio Investments.

89 / Annual Report March 2015

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp.,
Series 2003-34A, Class 5A4
2.46%	11/25/33	[3]	$3,756,752	$3,775,352
Structured Asset Securities Corp.,
Series 2005-17, Class 4A4
5.50%	10/25/35		8,412,949	8,803,075
Structured Asset Securities Corp.,
Series 2005-WF4, Class A4
0.53%	11/25/35	[3]	1,984,317	1,987,218
Structured Asset Securities Corp.,
Series 2006-BC5, Class A3
0.30%	12/25/36	[3]	696,773	698,891
Structured Asset Securities Corp.,
Series 2006-WF1, Class A5
0.47%	02/25/36	[3]	11,338,953	11,176,534
Structured Asset Securities Corp.,
Series 2006-WF2, Class A3
0.32%	07/25/36	[3]	4,384,890	4,367,465
Structured Asset Securities Corp.,
Series 2006-WF2, Class A4
0.48%	07/25/36	[3]	43,826,000	40,716,721
Structured Asset Securities Corp.,
Series 2006-WF3, Class A1
0.31%	09/25/36	[3]	25,647,489	24,894,094
Structured Asset Securities Corp.,
Series 2006-WF3, Class A3
0.32%	09/25/36	[3]	3,272,188	3,225,328
Structured Asset Securities Corp.,
Series 2007-BC4, Class A3
0.42%	11/25/37	[3]	3,667,842	3,639,512
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-3, Class 1A1
2.62%	06/25/37	[3]	12,778,192	11,648,740
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
1.96%	12/25/44	[3]	331,890	322,840
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A4
6.57%	05/07/27	[3]	1,591,876	1,653,485
Wachovia Bank Commercial Mortgage Trust,
Series 2006-AMN1, Class A3
0.41%	08/25/36	[3]	32,095,587	20,354,286
Wachovia Mortgage Loan Trust LLC,
Series 2006-ALT1, Class A3
0.40%	01/25/37	[3]	31,214,811	22,346,440
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2005-3, Class 2A3
0.72%	05/25/35	[3]	6,962,908	5,761,715
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2005-4, Class CB13
0.67%	06/25/35	[3]	12,696,967	9,955,298

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2006-AR2, Class A1A
1.07%	04/25/46	[3]	$52,648,310	$41,651,974
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2006-AR3, Class A1A
1.10%	05/25/46	[3]	32,836,808	25,019,447
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2006-AR7, Class A1A
1.05%	09/25/46	[3]	8,304,887	5,696,529
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		669,081	654,501
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2007-OA1, Class 2A
0.85%	12/25/46	[3]	9,875,064	6,925,086
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2007-OA2, Class 2A
0.83%	01/25/47	[3]	25,795,554	18,466,676
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2007-OA3, Class 2A
0.88%	02/25/47	[3]	40,659,000	28,865,328
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2007-OA3, Class 4A1
0.90%	04/25/47	[3]	2,589,327	2,083,913
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
0.28%	01/25/37	[3]	5,718,114	3,488,560
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
0.32%	01/25/37	[3]	52,784,626	32,387,010
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
0.40%	01/25/37	[3]	17,718,908	10,999,340
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
0.36%	04/25/37	[3]	40,250,249	21,238,003
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A4
0.53%	04/25/37	[3]	14,228,488	7,670,066
WaMu Asset-Backed Certificates,
Series 2007-HE3, Class 2A5
0.42%	05/25/47	[3]	9,760,953	6,926,138
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR1, Class 1A1
2.33%	11/25/30	[3]	490,446	490,526
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
2.51%	01/25/33	[3]	21,892	22,144
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.44%	06/25/33	[3]	12,048,884	12,092,428

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 90

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
2.37%	06/25/34	[3]	$112,944	$114,277
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
0.59%	05/25/44	[3]	124,578	122,021
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
0.49%	01/25/45	[3]	1,680,336	1,603,496
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
0.49%	08/25/45	[3]	82,999,483	78,670,263
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.33%	10/25/35	[3]	3,650,000	3,551,463
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
0.46%	10/25/45	[3]	2,617,047	2,454,954
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
2.39%	12/25/35	[3]	10,897,649	10,074,822
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
0.43%	11/25/45	[3]	55,435,777	51,279,092
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
0.44%	12/25/45	[3]	14,277,139	13,297,470
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
0.46%	12/25/45	[3]	37,701,277	34,983,068
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
0.50%	01/25/45	[3]	25,656,050	23,878,419
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
0.48%	01/25/45	[3]	2,723,246	2,560,526
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
0.55%	01/25/45	[3]	9,670,230	9,188,883
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
0.40%	04/25/45	[3]	370,387	351,828
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
1.20%	01/25/46	[3]	69,931,586	68,202,038
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
2.24%	09/25/36	[3]	31,722,247	29,007,974
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.92%	12/25/36	[3]	1,569,621	1,449,192

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
1.13%	02/25/46	[3]	$1,638,157	$1,542,462
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
1.06%	05/25/46	[3]	11,518,890	10,723,591
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
1.11%	07/25/46	[3]	26,363,458	22,435,769
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR9, Class 2A
2.19%	08/25/46	[3]	1,658,005	1,514,935
WaMu Mortgage Pass-Through Certificates,
Series 2007-HE2, Class 2A3
0.42%	04/25/37	[3]	40,423,405	21,514,266
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY1, Class 1A1
2.15%	02/25/37	[3]	2,138,119	1,795,872
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY1, Class 4A1
2.36%	02/25/37	[3]	2,574,193	2,274,413
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY6, Class 2A1
2.13%	06/25/37	[3]	760,100	677,047
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
4.53%	07/25/37	[3]	655,573	611,890
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
0.83%	02/25/47	[3]	28,380,843	22,958,910
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA3, Class 5A
1.94%	04/25/47	[3]	6,747,159	5,171,590
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		549,849	535,797
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI6
5.00%	05/25/34	[3]	291,497	292,996
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-17, Class 2A10
5.50%	01/25/34		6,641,177	6,802,652
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-M, Class A1
2.62%	12/25/33	[3]	2,179,435	2,187,673
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-L, Class A8
2.63%	07/25/34	[3]	537,821	541,204
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-S, Class A1
2.62%	09/25/34	[3]	5,619,492	5,766,824

See accompanying notes to Schedule of Portfolio Investments.

91 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities
Trust, Series 2005-AR10, Class 2A14
2.62%	06/25/35	[3]	$2,346,095	$2,367,934
Wells Fargo Mortgage-Backed Securities
Trust, Series 2005-AR10, Class 2A17
2.62%	06/25/35	[3]	55,104,997	56,260,549
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-10, Class A4
6.00%	08/25/36		5,485,224	5,638,153
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		663,290	640,103
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR1, Class 1A1
5.59%	03/25/36	[3]	8,893,037	8,612,328
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A1
2.63%	07/25/36	[3]	532,023	515,799
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A2
2.63%	07/25/36	[3]	180,431	174,928
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A3
2.63%	07/25/36	[3]	385,880	367,070
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A6
2.63%	07/25/36	[3]	2,255,658	2,145,704
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR17, Class A1
2.61%	10/25/36	[3]	5,666,154	5,412,242
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR8, Class 1A3
2.62%	04/25/36	[3]	22,438	22,373
Wells Fargo Mortgage-Backed Securities
Trust, Series 2007-5, Class 1A1
5.50%	05/25/37		8,628,108	8,723,059

				6,818,563,155

U.S. Agency Mortgage-Backed — 27.74%
Fannie Mae Aces, Series 2014-M6, Class FA
0.44%	12/25/17		77,872,812	77,383,381
Fannie Mae Pool (TBA)
2.50%	04/25/28		213,390,000	219,174,860
3.00%	04/25/27		129,580,000	135,836,284
3.00%	04/25/43		1,162,010,000	1,188,064,495
3.00%	05/25/45		1,999,740,000	2,039,695,705
3.50%	04/25/26		64,500,000	68,435,508
3.50%	04/25/42		707,960,000	743,634,550
3.50%	05/25/43		1,565,400,000	1,640,306,848
4.00%	04/25/41		1,090,020,000	1,165,555,029
4.50%	05/25/45		495,710,000	539,510,817
4.50%	07/01/19		61,609,597	67,831,418

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 190375
5.50%	11/01/36		$2,284,683	$2,573,385
Fannie Mae Pool 254232
6.50%	03/01/22		45,304	52,045
Fannie Mae Pool 313182
7.50%	10/01/26		4,880	5,507
Fannie Mae Pool 394854
6.50%	05/01/27		2,082	2,414
Fannie Mae Pool 464367
4.54%	01/01/20		5,114,245	5,685,476
Fannie Mae Pool 466766
3.88%	12/01/20		18,492,989	20,167,421
Fannie Mae Pool 467243
4.55%	01/01/21		2,610,861	2,948,971
Fannie Mae Pool 468128
4.33%	07/01/21		1,970,000	2,196,614
Fannie Mae Pool 468551
3.98%	07/01/21		10,252,500	11,384,245
Fannie Mae Pool 468587
3.84%	08/01/21		762,538	834,256
Fannie Mae Pool 468764
4.16%	07/01/21		28,200,000	31,209,219
Fannie Mae Pool 545191
7.00%	09/01/31		13,074	15,123
Fannie Mae Pool 545831
6.50%	08/01/17		12,894	13,492
Fannie Mae Pool 555284
7.50%	10/01/17		2,139	2,245
Fannie Mae Pool 606108
7.00%	03/01/31		5,642	5,905
Fannie Mae Pool 613142
7.00%	11/01/31		19,638	23,295
Fannie Mae Pool 625666
7.00%	01/01/32		16,018	17,686
Fannie Mae Pool 633698
7.50%	02/01/31		78,850	91,911
Fannie Mae Pool 646884
1.79%	05/01/32	[3]	5,789	5,953
Fannie Mae Pool 655928
7.00%	08/01/32		261,663	320,505
Fannie Mae Pool 725257
5.50%	02/01/34		2,416,377	2,738,010
Fannie Mae Pool 734922
4.50%	09/01/33		4,182,301	4,638,170
Fannie Mae Pool 735207
7.00%	04/01/34		49,936	61,399
Fannie Mae Pool 735224
5.50%	02/01/35		10,334,964	11,709,544

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 92

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 735646
4.50%	07/01/20		$2,595,270	$2,740,971
Fannie Mae Pool 735651
4.50%	06/01/35		10,990,032	12,029,496
Fannie Mae Pool 735686
6.50%	12/01/22		75,350	86,545
Fannie Mae Pool 740297
5.50%	10/01/33		5,221	5,914
Fannie Mae Pool 745592
5.00%	01/01/21		13,569	14,424
Fannie Mae Pool 817611
5.38%	11/01/35	[3]	745,542	790,650
Fannie Mae Pool 839109
5.39%	11/01/35	[3]	15,895	16,945
Fannie Mae Pool 841031
5.11%	11/01/35	[3]	47,893	51,176
Fannie Mae Pool 844773
5.35%	12/01/35	[3]	12,351	13,220
Fannie Mae Pool 888412
7.00%	04/01/37		1,457,668	1,794,346
Fannie Mae Pool 889125
5.00%	12/01/21		8,389,984	8,936,253
Fannie Mae Pool 889184
5.50%	09/01/36		9,381,843	10,625,081
Fannie Mae Pool 918445
6.00%	05/01/37	[3]	100,707	108,339
Fannie Mae Pool 933033
6.50%	10/01/37		2,022,426	2,307,307
Fannie Mae Pool AB1613
4.00%	10/01/40		69,285,003	75,349,841
Fannie Mae Pool AB1803
4.00%	11/01/40		73,563,938	80,196,198
Fannie Mae Pool AB2127
3.50%	01/01/26		48,001,672	51,350,749
Fannie Mae Pool AB3679
3.50%	10/01/41		24,957,530	26,412,178
Fannie Mae Pool AB3864
3.50%	11/01/41		20,316,189	21,537,540
Fannie Mae Pool AB4045
3.50%	12/01/41		21,380,761	22,688,198
Fannie Mae Pool AB4262
3.50%	01/01/32		17,791,536	18,822,462
Fannie Mae Pool AB9703
3.50%	06/01/43		50,729,774	53,746,342
Fannie Mae Pool AD0791
4.76%	02/01/20		15,094,196	16,847,568
Fannie Mae Pool AD0849
4.25%	02/01/20		28,119,280	31,141,668

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AD0850
4.31%	02/01/20		$48,181,602	$53,299,288
Fannie Mae Pool AE0482
5.50%	01/01/38		22,287,317	25,207,401
Fannie Mae Pool AE0600
3.98%	11/01/20		40,368,086	44,456,329
Fannie Mae Pool AE0605
4.67%	07/01/20		31,374,636	35,140,965
Fannie Mae Pool AE0918
3.66%	10/01/20		6,073,752	6,626,085
Fannie Mae Pool AH3780
4.00%	02/01/41		29,941,715	32,664,543
Fannie Mae Pool AJ0764
4.50%	09/01/41		46,979	51,440
Fannie Mae Pool AJ1404
4.00%	09/01/41		50,560,801	54,803,176
Fannie Mae Pool AL0209
4.50%	05/01/41		46,258,086	51,886,178
Fannie Mae Pool AL0290
4.45%	04/01/21		32,372,044	36,645,739
Fannie Mae Pool AL0600
4.30%	07/01/21		4,642,244	5,222,416
Fannie Mae Pool AL0834
4.06%	10/01/21		38,984,482	43,375,992
Fannie Mae Pool AL0851
6.00%	10/01/40		46,117,929	52,859,295
Fannie Mae Pool AL1410
4.50%	12/01/41		55,436,067	60,700,328
Fannie Mae Pool AL1445
4.34%	11/01/21		79,851,060	89,675,944
Fannie Mae Pool AL2602
2.65%	10/01/22		115,812	119,361
Fannie Mae Pool AL2669
4.48%	09/01/21		34,926,240	39,437,302
Fannie Mae Pool AL3306
2.46%	04/01/23		43,308	44,086
Fannie Mae Pool AL4597
4.00%	01/01/44		107,383,953	117,065,298
Fannie Mae Pool AL5866
2.75%	08/01/22		182,997,842	188,404,897
Fannie Mae Pool AL6466
2.90%	11/01/26		102,728,310	106,632,458
Fannie Mae Pool AM7028
0.41%	10/01/19	[3]	40,000,000	40,044,373
Fannie Mae Pool AU3739
3.50%	08/01/43		71,732,859	76,118,289
Fannie Mae Pool FN0000
3.58%	09/01/20		10,810,632	11,714,131

See accompanying notes to Schedule of Portfolio Investments.

93 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0001
3.76%	12/01/20		$25,993,641	$28,375,177
Fannie Mae Pool FN0002
3.31%	12/01/17		1,259,599	1,321,009
Fannie Mae Pool FN0003
4.30%	01/01/21		8,256,309	9,251,478
Fannie Mae Pool FN0005
3.38%	11/01/20		41,331,078	44,455,824
Fannie Mae Pool FN0007
3.46%	11/01/20		80,000	86,418
Fannie Mae Pool FN0010
3.84%	09/01/20		337,555	368,584
Fannie Mae Pool MA1177
3.50%	09/01/42		124,818,766	132,232,552
Fannie Mae Pool MA1527
3.00%	07/01/33		122,210,658	127,022,697
Fannie Mae Pool MA1561
3.00%	09/01/33		75,509,657	78,482,846
Fannie Mae Pool MA1582
3.50%	09/01/43		33,187,379	35,161,942
Fannie Mae Pool MA1584
3.50%	09/01/33		140,557,406	148,682,016
Fannie Mae REMICS, Series 1998-37,
Class VZ
6.00%	06/17/28		22,030	25,043
Fannie Mae REMICS, Series 2005-122,
Class SG (IO)
6.43%	11/25/35	[3]	218,075	37,763
Fannie Mae REMICS, Series 2006-49,
Class SE
28.30%	04/25/36	[3]	6,399,470	9,988,019
Fannie Mae REMICS, Series 2007-17,
Class SI (IO)
6.23%	03/25/37	[3]	7,030,587	761,448
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
6.43%	10/25/40	[3]	12,663,820	2,052,853
Fannie Mae REMICS, Series 2010-135,
Class EA
3.00%	01/25/40		41,252	43,023
Fannie Mae REMICS, Series 2011-2,
Class PD
4.00%	12/25/39		127,000	140,351
Fannie Mae REMICS, Series 2013-101,
Class BO (PO)
0.00%	10/25/43	[10]	34,879,490	28,141,697
Fannie Mae REMICS, Series 2013-101,
Class CO (PO)
0.00%	10/25/43	[10]	21,373,377	17,367,035

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series G92-12,
Class B
7.70%	02/25/22		$404	$432
Fannie Mae Whole Loan, Series 2003-W2,
Class 2A9
5.90%	07/25/42		47,405	53,785
Fannie Mae, Pool MA1608
3.50%	10/01/33		94,964,770	100,418,314
Fannie Mae, Series 1988-28, Class H
9.05%	12/25/18		866	922
Fannie Mae, Series 1989-27, Class Y
6.90%	06/25/19		304	324
Fannie Mae, Series 1991-65, Class Z
6.50%	06/25/21		7,080	7,700
Fannie Mae, Series 1992-123, Class Z
7.50%	07/25/22		1,526	1,718
Fannie Mae, Series 1993-132, Class D (PO)
0.00%	10/25/22	[10]	77,226	76,234
Fannie Mae, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[3]	93,935	829
Fannie Mae, Series 1993-29, Class PK
7.00%	03/25/23		16,187	17,782
Fannie Mae, Series 1994-55, Class H
7.00%	03/25/24		31,952	35,589
Fannie Mae, Series 1997-34, Class SA
3.87%	10/25/23	[3]	8,203	9,573
Fannie Mae, Series 1999-11, Class Z
5.50%	03/25/29		76,885	85,897
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		238,945	272,212
Fannie Mae, Series 2005-104, Class NI (IO)
6.53%	03/25/35	[3]	37,915,511	4,722,921
Fannie Mae, Series 2005-117, Class LC
5.50%	11/25/35		20,172,121	22,127,871
Fannie Mae, Series 2005-92, Class US (IO)
5.93%	10/25/25	[3]	14,448,624	1,901,922
Fannie Mae, Series 2006-18, Class PD
5.50%	08/25/34		389,330	401,705
Fannie Mae, Series 2006-4, Class WE
4.50%	02/25/36		180,478	192,534
Fannie Mae, Series 2007-34, Class SB (IO)
5.94%	04/25/37	[3]	10,212,657	2,143,739
Fannie Mae, Series 2008-24, Class NA
6.75%	06/25/37		2,941,399	3,204,172
Fannie Mae, Series 2010-17, Class SB (IO)
6.18%	03/25/40	[3]	19,157,175	2,975,349
Fannie Mae, Series 2010-43, Class KS (IO)
6.25%	05/25/40	[3]	34,900,428	6,299,199

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 94

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2011-101, Class HE
4.00%	10/25/41		$10,100,000	$11,202,885
Fannie Mae, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	28,082,566
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[3]	143,249,045	149,972,589
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[3]	113,436,401	116,617,725
Fannie Mae, Series 2014-M12, Class FA
0.45%	10/25/21		162,659,901	163,609,900
Fannie Mae, Series 2014-M8, Class A1
2.35%	06/25/24		7,836,234	8,031,403
Fannie Mae, Series 2014-M8, Class FA
0.40%	05/25/18		132,153,516	132,414,189
Fannie Mae, Series 2015-M4, Class FA
0.38%	09/25/18		131,080,000	131,178,926
Fannie Mae, Series G92-36, Class Z
7.00%	07/25/22		232	249
Fannie Mae, Series G93-21, Class Z
7.20%	05/25/23		6,535	7,452
Federal Home Loan Bank (STEP)
0.75%	05/26/28		112,670,000	112,824,482
Freddie Mac Gold Pool A24156
6.50%	10/01/31		569,358	652,635
Freddie Mac Gold Pool A25162
5.50%	05/01/34		5,266,107	5,959,966
Freddie Mac Gold Pool A39012
5.50%	06/01/35		92,043	104,739
Freddie Mac Gold Pool A54856
5.00%	01/01/34		8,501,572	9,468,569
Freddie Mac Gold Pool A61164
5.00%	04/01/36		34,533	38,583
Freddie Mac Gold Pool A97038
4.00%	02/01/41		25,906,264	28,060,737
Freddie Mac Gold Pool C01492
5.00%	02/01/33		1,774,814	1,978,307
Freddie Mac Gold Pool C04546
3.00%	02/01/43		32,775,277	33,540,891
Freddie Mac Gold Pool C04573
3.00%	03/01/43		40,633,272	41,699,269
Freddie Mac Gold Pool C46104
6.50%	09/01/29		39,216	46,366
Freddie Mac Gold Pool C55789
7.50%	10/01/27		18,794	21,496
Freddie Mac Gold Pool C90573
6.50%	08/01/22		125,421	143,771
Freddie Mac Gold Pool E02402
6.00%	10/01/22		35,592	39,884

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G00992
7.00%	11/01/28	$2,419	$2,902
Freddie Mac Gold Pool G01515
5.00%	02/01/33	1,715,576	1,911,441
Freddie Mac Gold Pool G02579
5.00%	12/01/34	2,190,512	2,435,562
Freddie Mac Gold Pool G02884
6.00%	04/01/37	7,661,444	8,769,901
Freddie Mac Gold Pool G02955
5.50%	03/01/37	8,091,534	9,244,584
Freddie Mac Gold Pool G03357
5.50%	08/01/37	3,121,092	3,540,367
Freddie Mac Gold Pool G03676
5.50%	12/01/37	6,211,219	7,121,657
Freddie Mac Gold Pool G03783
5.50%	01/01/38	4,157,143	4,718,844
Freddie Mac Gold Pool G03985
6.00%	03/01/38	72,470	83,348
Freddie Mac Gold Pool G04438
5.50%	05/01/38	12,866,074	14,583,400
Freddie Mac Gold Pool G04703
5.50%	08/01/38	13,221,061	14,877,836
Freddie Mac Gold Pool G04706
5.50%	09/01/38	391,630	447,437
Freddie Mac Gold Pool G05866
4.50%	02/01/40	36,869,365	41,209,570
Freddie Mac Gold Pool G06361
4.00%	03/01/41	46,953	51,124
Freddie Mac Gold Pool G06498
4.00%	04/01/41	48,184,595	52,359,814
Freddie Mac Gold Pool G06499
4.00%	03/01/41	22,484,906	24,347,169
Freddie Mac Gold Pool G06620
4.50%	07/01/41	57,710,216	63,316,674
Freddie Mac Gold Pool G07786
4.00%	08/01/44	410,356,307	445,999,983
Freddie Mac Gold Pool G07848
3.50%	04/01/44	145,868,724	154,341,640
Freddie Mac Gold Pool G07924
3.50%	01/01/45	41,607,238	43,855,005
Freddie Mac Gold Pool G07925
4.00%	02/01/45	25,816,329	28,011,729
Freddie Mac Gold Pool G08623
3.50%	01/01/45	517,031,728	542,378,381
Freddie Mac Gold Pool G08627
3.50%	02/01/45	399,698,816	419,293,431
Freddie Mac Gold Pool G11707
6.00%	03/01/20	800,015	844,483

See accompanying notes to Schedule of Portfolio Investments.

95 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G12393
5.50%	10/01/21		$7,018,014	$7,623,796
Freddie Mac Gold Pool G12399
6.00%	09/01/21		3,830	4,203
Freddie Mac Gold Pool G12824
6.00%	08/01/22		3,291,337	3,641,069
Freddie Mac Gold Pool G12909
6.00%	11/01/22		9,113,193	10,096,113
Freddie Mac Gold Pool G13032
6.00%	09/01/22		1,743,778	1,913,988
Freddie Mac Gold Pool G13058
4.50%	10/01/20		4,709,665	4,948,917
Freddie Mac Gold Pool H00790
5.50%	05/01/37		84,006	93,300
Freddie Mac Gold Pool H03161
6.50%	08/01/37		3,299	3,435
Freddie Mac Gold Pool H05069
5.50%	05/01/37		4,115,602	4,595,809
Freddie Mac Gold Pool H09082
6.50%	09/01/37		9,586	10,937
Freddie Mac Gold Pool Q05804
4.00%	01/01/42		74,821,782	81,468,799
Freddie Mac Gold Pool U95034
4.00%	09/01/42		56,897,166	62,008,236
Freddie Mac Gold Pool U99054
4.00%	06/01/43		61,133,963	66,625,654
Freddie Mac Gold Pool U99114
3.50%	02/01/44		214,521,630	226,778,949
Freddie Mac Gold Pool V80356
3.50%	08/01/43		75,314,304	79,588,741
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K010,
Class A2
4.33%	10/25/20		60,000	67,361
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K013,
Class A2
3.97%	01/25/21	[3]	22,640,000	25,073,257
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K038,
Class A2
3.39%	03/25/24		86,940,000	93,993,290
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K040,
Class A2
3.24%	09/25/24		2,840,000	3,028,931
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K041,
Class A2
3.17%	10/25/24		7,085,000	7,514,376

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K042,
Class A2
2.67%	12/25/24		$96,950,000	$98,743,439
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K043,
Class A2
3.06%	12/25/24		231,320,000	243,210,773
Freddie Mac Multi-Family Structured
Pass-Through Certificates, Series KF03,
Class A
0.51%	01/25/21		42,973,783	43,054,359
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF06,
Class A
0.50%	11/25/21		164,406,848	164,817,635
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KLSF,
Class A
0.50%	11/25/21		223,400,000	223,958,500
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KSCT,
Class A2
4.28%	01/25/20		70,890,000	78,944,876
Freddie Mac Pool G07408
3.50%	06/01/43		40,120,551	42,613,981
Freddie Mac Pool U99097
3.50%	07/01/43		118,066,452	124,814,790
Freddie Mac REMICS, Series 2313,
Class LA
6.50%	05/15/31		27,615	31,923
Freddie Mac REMICS, Series 2649, Class PC
5.50%	07/15/33		45,220	47,673
Freddie Mac REMICS, Series 3019,
Class SW (IO)
7.03%	08/15/35	[3]	4,421,939	1,041,212
Freddie Mac REMICS, Series 3300,
Class SA (IO)
7.03%	08/15/35	[3]	1,955,038	273,854
Freddie Mac REMICS, Series 3730, Class JG
3.00%	09/15/39		53,113	54,791
Freddie Mac REMICS, Series 3891,
Class HS (IO)
5.78%	07/15/41	[3]	18,734,432	2,351,548
Freddie Mac REMICS, Series 4102,
Class TC
2.50%	09/15/41		35,658,119	36,674,744
Freddie Mac Strips, Series 309,
Class PO (PO)
0.00%	08/15/43	[10]	55,097,176	45,029,622
Freddie Mac Strips, Series 319, Class F2
0.68%	11/15/43	[3]	11,145,905	11,233,235

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 96

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 1004, Class H
7.95%	10/15/20		$273	$296
Freddie Mac, Series 1073, Class G
7.00%	05/15/21		1,197	1,312
Freddie Mac, Series 1107, Class ZC
6.50%	07/15/21		5,229	5,678
Freddie Mac, Series 165, Class K
6.50%	09/15/21		111	120
Freddie Mac, Series 1980, Class Z
7.00%	07/15/27		173,301	198,385
Freddie Mac, Series 1983, Class Z
6.50%	12/15/23		88,972	98,700
Freddie Mac, Series 2098, Class TZ
6.00%	01/15/28		763,106	850,344
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		43,241	49,333
Freddie Mac, Series 2433, Class SA
20.48%	02/15/32	[3]	25,219	36,430
Freddie Mac, Series 2481, Class AW
6.50%	08/15/32		100,095	112,631
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		47,074	4,148
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		9,109	9,279
Freddie Mac, Series 3063, Class YG
5.50%	11/15/35		8,794,000	9,844,240
Freddie Mac, Series 3210, Class PD
6.00%	08/15/35		64,667	65,599
Freddie Mac, Series 3345, Class FP
0.38%	11/15/36	[3]	2,976,014	2,978,273
Freddie Mac, Series 3345, Class PF
0.36%	05/15/36	[3]	3,584,747	3,588,769
Freddie Mac, Series 3707, Class EI (IO)
5.00%	12/15/38		43,776,667	6,615,554
Freddie Mac, Series 3752, Class XL
4.50%	11/15/40		66,277,000	74,853,608
Freddie Mac, Series 3904, Class JB
4.50%	08/15/41		18,155,000	20,307,293
Freddie Mac, Series 3925, Class LB
4.50%	09/15/41		9,215,000	11,127,291
Freddie Mac, Series 3928, Class JD
4.00%	09/15/41		32,095,702	35,595,465
Freddie Mac, Series 4161, Class BA
2.50%	12/15/41		52,465,340	53,920,261
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		110,155,000	111,788,929
Freddie Mac, Series KF02, Class A1
0.55%	07/25/20		198,053,870	198,815,724

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series KF05, Class A
0.52%	09/25/21		$255,207,378	$255,845,040
Freddie Mac, Series KKA, Class A
0.46%	07/25/25		146,380,000	146,747,794
Freddie Mac, Series KX01, Class A
2.36%	02/25/23		81,382,522	82,999,821
Ginnie Mae I Pool 782817
4.50%	11/15/39		42,431,399	46,991,676
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		97,930,000	100,843,009
3.50%	04/20/43		761,660,000	801,498,413
3.50%	05/20/44		147,495,000	154,846,704
4.00%	04/20/45		288,775,000	307,692,024
4.50%	04/21/44		99,455,000	108,064,073
Ginnie Mae II Pool 2631
7.00%	08/20/28		4,221	4,968
Ginnie Mae II Pool 80968
1.62%	07/20/34	[3]	30,959	32,113
Ginnie Mae II Pool 81267
1.62%	03/20/35	[3]	59,839	62,047
Ginnie Mae II Pool 8631
2.00%	05/20/25	[3]	9,679	10,030
Ginnie Mae II Pool 8644
2.50%	06/20/25	[3]	16,002	16,505
Ginnie Mae II Pool G281432
1.62%	08/20/35	[3]	53,944	56,107
Ginnie Mae II Pool G281497
1.62%	10/20/35	[3]	52,390	54,288
Ginnie Mae, Series 2000-22, Class SG (IO)
10.63%	05/16/30	[3]	238,170	35,087
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		19,157,118	20,822,683
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		168,909	177,734
Ginnie Mae, Series 2005-78, Class ZA
5.00%	10/16/35		24,956,294	28,772,736
Ginnie Mae, Series 2007-35, Class PY (IO)
6.58%	06/16/37	[3]	33,693,202	6,310,343
Ginnie Mae, Series 2009-106, Class SD (IO)
6.07%	03/20/36	[3]	28,679,460	4,350,033
Ginnie Mae, Series 2009-106, Class XI (IO)
6.62%	05/20/37	[3]	73,881,848	12,349,277
Ginnie Mae, Series 2009-124, Class SC (IO)
6.30%	12/20/39	[3]	13,496,860	2,146,732
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		40,546	42,730
Ginnie Mae, Series 2010-4, Class SL (IO)
6.23%	01/16/40	[3]	150,931	27,848

See accompanying notes to Schedule of Portfolio Investments.

97 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2010-4, Class SM (IO)
5.63%	01/16/40	[3]	$27,441,972	$3,196,866
Ginnie Mae, Series 2010-6, Class BS (IO)
6.33%	09/16/39	[3]	11,884,626	1,381,740
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		137,525	30,288
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		51,184,000	51,964,528
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.62%	10/07/20	[3]	28,245,635	28,406,172
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.74%	12/08/20	[3]	40,808,123	41,172,368
NCUA Guaranteed Notes, Series 2010-R3,
Class 2A
0.74%	12/08/20	[3]	34,592,654	34,897,367
NCUA Guaranteed Notes, Series 2011-C1,
Class 2A
0.70%	03/09/21	[3]	3,841,786	3,851,627
NCUA Guaranteed Notes, Series 2011-R6,
Class 1A
0.56%	05/07/20	[3]	8,778	8,780

				17,832,886,099

Total Mortgage-Backed
(Cost $26,249,927,619)				26,981,563,373

MUNICIPAL BONDS — 1.37%*
California — 0.30%
Los Angeles Department of Water & Power,
Build America Bonds, Series SY
6.01%	07/01/39		350,000	458,458
State of California, Build America Bonds
5.70%	11/01/21		8,940,000	10,576,288
6.65%	03/01/22		4,245,000	5,221,350
7.30%	10/01/39		12,565,000	18,779,146
7.35%	11/01/39		25,000,000	37,673,000
7.95%	03/01/36		7,350,000	9,062,697
State of California, Build America Bonds,
Various Purpose
7.50%	04/01/34		3,885,000	5,813,941
State of California, Taxable, Various Purpose
5.50%	03/01/16		8,450,000	8,828,648
6.20%	03/01/19		10,675,000	12,371,471
University of California, Floating Rate Notes,
Series Y, Class 1
0.67%	07/01/41	[3]	12,485,000	12,486,998
University of California, Floating Rate Notes,
Series Y, Class 2
0.67%	07/01/41	[3]	15,000,000	15,002,550

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
University of California, Revenue Bonds
3.93%	05/15/45	$57,230,000	$58,487,915

			194,762,462

Illinois — 0.30%
State of Illinois, Build America Bonds
6.20%	07/01/21	30,175,000	33,882,904
7.10%	07/01/35	25,280,000	29,105,117
7.35%	07/01/35	11,720,000	14,012,666
State of Illinois, Build America Bonds,
Series S
6.63%	02/01/35	13,210,000	15,098,105
State of Illinois, Taxable Bonds
4.95%	06/01/23	31,825,000	33,932,451
5.66%	03/01/18	2,850,000	3,128,873
5.88%	03/01/19	16,000,000	17,915,200
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18	8,885,000	9,303,661
5.10%	06/01/33	38,246,000	38,724,075

			195,103,052

New York — 0.58%
City of New York, Build America Bonds
4.77%	10/01/23	4,420,000	5,069,696
5.05%	10/01/24	13,820,000	15,898,528
5.21%	10/01/31	6,420,000	7,587,477
5.52%	10/01/37	6,075,000	7,630,079
5.82%	10/01/31	220,000	252,333
5.98%	12/01/36	14,055,000	18,115,208
City of New York, Build America Bonds,
Series F1
6.65%	12/01/31	46,470,000	55,631,096
Fiscal Year 2005 Securitization Corp.,
Special Obligation, Series B
4.93%	04/01/20	60,000	65,507
New York City Municipal Water Finance
Authority, Build America Bonds, Series SE
6.49%	06/15/42	3,405,000	3,984,088
New York City Transitional Finance Authority
Revenue, Future Tax Secured Revenue, Build
America Bonds
5.51%	08/01/37	25,000,000	31,514,250
5.57%	11/01/38	41,825,000	53,083,453
New York City Water & Sewer System,
Taxable Bonds
5.88%	06/15/44	2,610,000	3,535,454
New York City Water and Sewer Authority,
Build America Bonds
5.44%	06/15/43	49,625,000	63,628,183

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 98

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York State Dormitory Authority, Taxable,
Build American Bonds
5.43%	03/15/39		$28,100,000	$35,038,733
New York State Dormitory Authority,
Build American Bonds
5.29%	03/15/33		44,990,000	53,932,212
New York State Urban Development Corp.,
Series F
3.20%	03/15/22		15,870,000	16,635,727

				371,602,024

Texas — 0.19%
City of Houston Texas, Taxable Pension
Obligation, Series A
6.29%	03/01/32		65,995,000	83,689,579
State of Texas, Build America Bonds
5.52%	04/01/39		27,345,000	36,854,497

				120,544,076

Total Municipal Bonds
(Cost $835,138,598)				882,011,614

U.S. AGENCY SECURITIES — 1.15%
U.S. Agency Securities — 1.15%
Federal Farm Credit Bank
0.20%	04/26/17	[3]	152,825,000	152,954,596
0.20%	05/08/17	[3]	290,370,000	290,737,608
0.22%	05/24/17	[3]	70,685,000	70,795,975
0.23%	04/17/17	[3]	27,465,000	27,494,305
0.23%	02/27/17	[3]	133,065,000	133,293,739
Federal Home Loan Bank
0.22%	10/07/15	[3]	61,965,000	62,009,553

Total U.S. Agency Securities
(Cost $736,353,316)				737,285,776

U.S. TREASURY SECURITIES — 32.28%
U.S. Treasury Bonds — 5.65%
U.S. Treasury Bonds
2.50%	02/15/45		860,485,000	852,888,552
2.75%	08/15/42		59,290,000	61,721,839
2.88%	05/15/43		53,200,000	56,691,250
3.12%	02/15/42		155,870,000	174,257,828
3.12%	08/15/44		233,545,000	261,734,605
3.75%	11/15/43		583,360,000	728,835,400
U.S. Treasury Bonds - Treasury Inflation
Indexed Bonds
0.62%	02/15/43	[11]	195,000,000	194,409,579
0.75%	02/15/45	[11]	565,870,000	571,451,395
1.38%	02/15/44	[11]	515,905,000	609,372,889

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Bonds (continued)
U.S. Treasury Bonds (Strip Principal)
0.00%	11/15/27	[10]	$84,065,000	$63,950,935
0.00%	11/15/27	[10]	75,375,000	56,508,864

				3,631,823,136

U.S. Treasury Notes — 26.63%
U.S. Treasury Bonds - Treasury Inflation
Indexed Notes
0.25%	01/15/25	[11]	663,945,000	660,749,515
U.S. Treasury Notes
0.25%	07/15/15		250,000,000	250,136,750
0.50%	09/30/16		530,160,000	530,739,995
0.50%	01/31/17		1,662,230,000	1,662,121,839
0.50%	02/28/17		1,590,430,000	1,589,560,035
0.50%	03/31/17		926,550,000	925,572,814
0.62%	12/31/16		900,000,000	902,250,000
0.62%	08/31/17		131,675,000	131,438,400
0.88%	09/15/16		659,570,000	663,740,257
0.88%	05/15/17		403,565,000	405,866,531
0.88%	07/15/17		339,960,000	341,688,826
1.25%	01/31/20		478,885,000	476,453,222
1.38%	03/31/20		1,384,125,000	1,384,179,050
1.75%	07/31/15		475,000,000	477,671,875
2.00%	02/15/25		470,155,000	473,052,133
2.12%	01/31/21		419,265,000	432,629,072
2.38%	08/15/24		890,205,000	925,312,095
2.50%	05/15/24		238,815,000	250,886,382
2.75%	11/15/23		440,687,000	472,533,510
2.75%	02/15/24		1,301,735,000	1,395,195,668
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.12%	04/15/16	[11]	553,170,000	591,866,205
0.12%	04/15/17	[11]	134,910,000	141,353,655
0.12%	07/15/24	[11]	461,080,000	454,275,698
0.50%	04/15/15	[11]	41,030,000	44,340,977
U.S. Treasury Notes (WI)
1.38%	02/29/20		1,539,770,000	1,540,070,794

				17,123,685,298

Total U.S. Treasury Securities
(Cost $20,279,905,325)				20,755,508,434

Total Bonds – 101.92%
(Cost $63,891,703,273)				65,528,908,796

See accompanying notes to Schedule of Portfolio Investments.

99 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Shares	Value
COMMON STOCK — 0.00%
Electric — 0.00%
Dynegy, Inc.[8]	32,595	$1,024,455

Total Common Stock
(Cost $626,798)

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.00%
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Barclays, Inc.	$57,150	844,020
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Morgan Stanley	90,000	1,329,165

Total Purchased Swaptions
(Cost $9,841,750)		2,173,185

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 11.16%
Commercial Paper — 0.60%
Macquarie Bank Ltd. (Australia)
0.25%[12]	05/26/15	[2,4]	177,450,000	177,401,698
0.25%[12]	06/02/15	[2,4]	209,000,000	208,933,433

				386,335,131

Money Market Funds — 2.03%
Dreyfus Cash Advantage Fund
0.01%[13,14]			664,493,093	664,493,093
Morgan Stanley Institutional Fund
0.04%[13]			639,183,000	639,183,000

				1,303,676,093

Repurchase Agreements — 0.31%
RBS Securities, Inc. (Dated 03/31/15, total to be received $200,000,611, (collateralized by U.S. government sponsored agency obligations, 0.00% to 9.38%, due from 04/15/15 to 04/15/30, par and fair value of $242,465,000 and $204,002,444, respectively))
0.11%	04/01/15		200,000,000	200,000,000

U.S. Agency Discount Notes — 7.97%
Federal Home Loan Bank
0.04%[12]	04/15/15		80,000,000	79,999,200
0.05%[12]	04/06/15		284,305,000	284,303,863

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes (continued)
0.05%[12]	04/06/15		$155,000,000	$ 154,999,380
0.05%[12]	05/13/15		500,000,000	499,981,500
0.05%[12]	05/29/15		161,200,000	161,191,618
0.06%[12]	05/05/15		500,000,000	499,985,000
0.06%[12]	05/22/15		88,135,000	88,131,034
0.06%[12]	04/10/15		382,000,000	381,997,326
0.06%[12]	04/24/15		267,583,000	267,578,451
0.06%[12]	04/22/15		330,000,000	329,995,050
0.06%[12]	05/07/15		400,000,000	399,987,200
0.06%[12]	05/27/15		298,353,000	298,338,082
0.06%[12]	05/29/15		300,000,000	299,984,400
0.06%[12]	06/01/15		250,000,000	249,978,500
0.06%[12]	06/05/15		138,400,000	138,387,267
0.07%[12]	04/01/15		88,085,000	88,085,000
0.08%[12]	05/22/15		300,000,000	299,986,500
0.08%[12]	04/17/15		600,000,000	599,992,800

				5,122,902,171

U.S. Treasury Bills — 0.25%
U.S. Treasury Bills
0.00%[12]	04/30/15	[15]	6,703,000	6,702,826
0.00%[12]	04/30/15	[15]	369,000	368,990
0.01%[12]	05/07/15	[15]	5,134,000	5,133,908
0.02%[12]	04/09/15	[15]	11,478,000	11,477,966
0.02%[12]	04/09/15	[15]	1,000,000	999,997
0.38%[12]	06/30/15		140,000,000	140,117,579
				164,801,266

Total Short-Term Investments
(Cost $7,177,540,002)				7,177,714,661

Total Investments – 113.08%
(Cost $71,079,711,823)[1]				72,709,821,097

Liabilities in Excess of Other
Assets – (13.08)%				(8,413,060,727)

Net Assets – 100.00%				$64,296,760,370

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
3,308	U.S. Treasury Five Year Note, Expiration June 2015	$4,308,450
2,680	U.S. Treasury Ten Year Note, Expiration June 2015	4,310,838
1,536	U.S. Treasury Ultra Bond, Expiration June 2015	6,693,975

	Net unrealized appreciation	$15,313,263

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 100

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Contracts	Premiums (Received)	Value
PUT OPTIONS WRITTEN
IMM Eurodollar Future
Options, Put, Strike $98.875,
Expires 06/15/15	(20,000)	$(954,800)	$(125,000)
IMM Eurodollar Future
Options, Put, Strike $99.000,
Expires 12/14/15	(20,000)	(4,955,000)	(2,250,000)
IMM Eurodollar Future
Options, Put, Strike $99.125,
Expires 06/15/15	(20,300)	(2,430,372)	(126,875)

Total Put Options Written		$(8,340,172)	$(2,501,875)

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Barclays, Inc.
	$(216,060)	$(5,592,141)	$(1,138,571)
Option to enter into a 5-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 01/14/19. Counterparty: Morgan Stanley
	(340,000)	(8,730,000)	(1,791,698)

Total Written Swaptions		$(14,322,141)	$(2,930,269)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	$–	$50,120	$(4,735,877)	$(4,735,877)
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	–	49,760	(4,168,706)	(4,168,706)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly. Counterparty: Barclays, Inc.
02/17/42	–	54,815	(4,183,639)	(4,183,639)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Barclays, Inc.
02/17/42	–	45,000	(3,198,532)	(3,198,532)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Morgan Stanley
02/17/42	–	45,000	(3,198,532)	(3,198,532)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Citigroup, Inc.
08/15/42	$–	$53,985	$(3,759,507)	$(3,759,507)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Clearinghouse: Chicago Mercantile Exchange
11/15/43	–	50,000	(14,161,618)	(14,161,618)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Clearinghouse: Chicago Mercantile Exchange
11/15/43	–	43,685	(12,366,464)	(12,366,464)

	$–	$392,365	$(49,772,875)	$(49,772,875)

Notes:

[1]	Cost for federal income tax purposes is $71,126,735,657 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,898,134,559
Gross unrealized (depreciation)	(315,049,119)

Net unrealized appreciation	$1,583,085,440

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Floating rate security. The rate disclosed was in effect at March 31, 2015.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Private placements under procedures approved by the Fund’s Board of Trustees.

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[7]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.

[8]	Non-income producing security.

[9]	Security is currently in default with regard to scheduled interest or principal payments.

[10]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2015.

[11]	Inflation protected security. Principal amount reflects original security face amount.

[12]	Represents annualized yield at date of purchase.

[13]	Represents the current yield as of March 31, 2015.

[14]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $25,310,093.

[15]	Securities, or a portion thereof, pledged as collateral for futures and put options written. The total market value of collateral pledged is $24,447,688.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

See accompanying notes to Schedule of Portfolio Investments.

101 / Annual Report March 2015

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2015

(LIBOR): London InterBank Offer Rate

(MTN): Medium- term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 102

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.73%
ASSET-BACKED SECURITIES — 0.85%**
Halcyon Loan Advisors Funding Ltd.,
Series 2012-2A, Class C (Cayman Islands)
3.12%	12/20/24	[2,3,4]	$3,250,000	$3,151,401
Highbridge Loan Management Ltd., Series
3A-2014, Class A2 (Cayman Islands)
2.11%	01/18/25	[2,3,4]	4,680,000	4,602,275
LCM LP, Series 2012A, Class D
(Cayman Islands)
4.76%	10/19/22	[2,3,4]	1,900,000	1,900,974
Race Point CLO Ltd., Series 2012-7A,
Class C (Cayman Islands)
3.26%	11/08/24	[2,3,4]	3,300,000	3,303,759

Total Asset-Backed Securities
(Cost $12,849,291)				12,958,409

BANK LOANS — 8.85%*
Automotive — 0.66%
Navistar, Inc., Term Loan B, 1st Lien
5.75%	08/17/17	[3]	10,000,000	10,062,500

Communications — 1.14%
Charter Communications Operating LLC,
Term Loan G, 1st Lien
4.25%	09/12/21	[3]	12,000,000	12,116,700
Level 3 Financing, Inc., Term Loan,
Tranche B 2020, 1st Lien
4.00%	01/15/20	[3]	2,000,000	2,007,090
Level 3 Financing, Inc., Term Loan,
Tranche B-III 2019
4.00%	08/01/19	[3]	2,250,000	2,257,740
Numericable U.S. LLC, Term Loan B1,
1st Lien
4.50%	05/21/20	[3]	534,813	536,947
Numericable U.S. LLC, Term Loan B2,
1st Lien
4.50%	05/21/20	[3]	462,687	464,533

				17,383,010

Consumer Discretionary — 0.27%
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
3.50%	10/25/20	[3]	4,148,027	4,158,397

Electric — 2.31%
Boston Generating LLC, Term Loan, 1st Lien[5]
0.00%	06/30/15	[3,6,7]	254,344	–
La Frontera Generation LLC, Term Loan B,
1st Lien
4.50%	09/30/20	[3]	7,029,538	7,050,029
Moxie Liberty LLC (Panda),
Term Loan B1, 1st Lien
7.50%	08/21/20	[3]	8,250,000	8,311,875

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Panda Temple Power II LLC
7.25%	04/03/19	[3]	$2,000,000	$1,970,000
Utility Services Associates, Term Loan B,
1st Lien
6.75%	10/18/19	[3]	11,157,261	11,164,235
Viva Alamo LLC, Term Loan B, 1st Lien
5.25%	02/22/21	[3]	6,614,995	6,565,383

				35,061,522

Energy — 1.96%
Drillships Financing Holding, Term Loan B1,
1st Lien
6.00%	03/31/21	[3]	2,319,836	1,780,115
Entegra TC LLC, Senior Secured Term Loan,
3rd Lien
9.25%	10/02/20	[3]	9,113,095	8,976,399
Harvey Gulf International Marine,
Term Loan B, 1st Lien
5.50%	06/18/20	[3]	6,156,250	4,309,375
Murray Energy Corp., Term Loan B, 1st Lien
5.25%	12/05/19	[3]	2,277,000	2,245,692
Pacific Drilling SA, Term Loan B, 1st Lien
4.50%	06/03/18	[3]	984,962	821,483
Peabody Energy Corp., Term Loan, 1st Lien
4.25%	09/24/20	[3]	4,432,500	3,993,417
Power Buyer LLC, Delayed-Draw Term Loan,
1st Lien
4.25%	05/06/20	[3]	23,376	23,259
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[3]	436,667	434,483
Power Buyer LLC, Term Loan, 2nd Lien
8.25%	11/06/20	[3]	4,150,000	4,056,625
Sabine Oil & Gas LLC, Term Loan, 2nd Lien
8.75%	12/31/18	[3]	6,350,000	3,168,047

				29,808,895

Finance — 0.18%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21	[3]	2,750,000	2,757,563

Health Care — 0.79%
CHS/Community Health Systems, Inc.,
Term Loan D, 1st Lien
4.25%	01/27/21	[3]	3,456,250	3,477,247
DaVita Healthcare Partners, Inc.,
Term Loan B, 1st Lien
3.50%	06/19/21	[3]	3,473,750	3,486,551
RegionalCare Hospital Partners, Inc.,
Term Loan, 1st Lien
6.00%	04/21/19	[3]	2,977,500	2,992,387

See accompanying notes to Schedule of Portfolio Investments.

103 / Annual Report March 2015

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc.,
Term Loan (Canada)
3.50%	08/05/20	[2,3]	$2,005,533	$2,008,922

				11,965,107

Industrials — 1.02%
BWAY Holding Co., Term Loan B, 1st Lien
5.50%	08/08/20	[3]	1,985,000	2,006,507
Jazz Acquisition, Inc., Term Loan, 2nd Lien
7.75%	06/26/22	[3]	1,500,000	1,468,125
Maxim Crane Works LP, Term Loan B,
2nd Lien
10.25%	11/26/18	[3]	5,500,000	5,417,500
OSG International, Inc.,
Term Loan B-Exit, 1st Lien
5.75%	07/08/19	[3]	1,985,000	1,992,441
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20	[3]	4,713,605	4,572,196

				15,456,769

Transportation — 0.52%
American Airlines, Inc., Term Loan B
3.75%	06/27/19	[3]	7,860,000	7,866,877

Total Bank Loans
(Cost $143,316,381)				134,520,640

CORPORATES — 81.00%*
Automotive — 0.64%
General Motors Co.
5.00%	04/01/35		2,525,000	2,702,937
Lear Corp.
5.25%	01/15/25		4,205,000	4,310,125
Tenneco, Inc.
5.38%	12/15/24		2,600,000	2,717,000

				9,730,062

Banking — 0.99%
Ally Financial, Inc.
4.75%	09/10/18		6,780,000	7,017,300
6.25%	12/01/17		1,650,000	1,761,375
Ally Financial, Inc. (WI)
7.50%	09/15/20		2,750,000	3,227,813
CIT Group, Inc.
5.25%	03/15/18		2,900,000	3,008,750

				15,015,238

Communications — 20.09%
Altice Financing SA (Luxembourg)
6.62%	02/15/23	[2,4]	2,300,000	2,377,625

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Altice SA (Luxembourg)
7.62%	02/15/25	[2,4]	$2,530,000	$2,555,300
CCO Holdings LLC/CCO Holdings
Capital Corp.
6.50%	04/30/21		12,750,000	13,435,313
6.62%	01/31/22		800,000	860,000
CenturyLink, Inc.
5.62%	04/01/25	[4]	2,750,000	2,770,518
5.80%	03/15/22		9,475,000	9,913,219
Cequel Communications Escrow 1
LLC/Cequel Communications Escrow
Capital Corp.
6.38%	09/15/20	[4]	9,490,000	10,047,537
Clear Channel Worldwide Holdings, Inc.
6.50%	11/15/22		23,233,000	24,626,980
CSC Holdings LLC
5.25%	06/01/24	[4]	6,900,000	7,072,500
6.75%	11/15/21		10,555,000	11,755,631
DISH DBS Corp.
5.88%	11/15/24		9,400,000	9,435,250
DISH DBS Corp. (WI)
6.75%	06/01/21		11,700,000	12,489,750
Frontier Communications Corp.
7.12%	03/15/19		2,170,000	2,367,904
Frontier Communications Corp. (WI)
8.50%	04/15/20		2,720,000	3,080,400
Inmarsat Finance PLC (United Kingdom)
4.88%	05/15/22	[2,4]	7,305,000	7,300,434
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[2]	7,880,000	8,155,800
7.50%	04/01/21	[2]	17,580,000	18,151,350
8.12%	06/01/23	[2]	2,570,000	2,377,250
Level 3 Communications, Inc.
5.75%	12/01/22		2,000,000	2,052,500
Level 3 Financing, Inc.
6.12%	01/15/21		1,000,000	1,053,750
Lynx I Corp.
5.38%	04/15/21	[4]	3,091,000	3,257,141
MetroPCS Wireless, Inc.
6.62%	11/15/20		14,142,000	14,796,775
Nexstar Broadcasting, Inc.
6.12%	02/15/22	[4]	770,000	791,175
Numericable Group SA (France)
4.88%	05/15/19	[2,4]	7,075,000	7,110,375
Outfront Media Capital LLC/Outfront Media
Capital Corp. (WI)
5.88%	03/15/25		5,765,000	6,110,900
Qwest Corp.
6.75%	12/01/21		5,155,000	5,930,093
7.25%	09/15/25		5,055,000	5,888,130

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 104

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
SBA Communications Corp.
4.88%	07/15/22	[4]	$2,500,000	$2,449,875
Sinclair Television Group, Inc.
5.38%	04/01/21		10,000,000	10,275,000
6.12%	10/01/22		7,640,000	8,023,528
Softbank Corp. (Japan)
4.50%	04/15/20	[2,4]	10,590,000	10,842,042
Sprint Nextel Corp.
9.00%	11/15/18	[4]	22,034,000	25,312,659
9.25%	04/15/22		10,015,000	11,316,950
Time, Inc.
5.75%	04/15/22	[4]	1,190,000	1,173,637
T-Mobile USA, Inc.
6.25%	04/01/21		350,000	366,625
6.54%	04/28/20		6,970,000	7,362,063
6.63%	04/28/21		4,365,000	4,588,706
Townsquare Radio LLC/Townsquare
Radio, Inc.
9.00%	04/01/19	[4]	3,700,000	3,948,307
Univision Communications, Inc.
5.12%	05/15/23	[4]	5,175,000	5,278,500
Virgin Media Finance PLC
6.38%	04/15/23	[4]	4,000,000	4,280,000
Virgin Media Secured Finance PLC
(United Kingdom)
5.25%	01/15/21	[2]	1,105,000	1,185,113
5.50%	01/15/25	[2,4]	5,500,000	5,713,125
Windstream Corp.
7.75%	10/15/20		7,316,000	7,526,335

				305,406,065

Consumer Discretionary — 3.70%
Cott Beverages, Inc.
6.75%	01/01/20	[4]	7,890,000	8,185,875
DS Services of America, Inc.
10.00%	09/01/21	[4]	3,845,000	4,537,100
Hilton Worldwide Finance LLC/Hilton
Worldwide Finance Corp.
5.62%	10/15/21		4,870,000	5,150,025
NCL Corp. Ltd. (Bermuda)
5.25%	11/15/19	[2,4]	5,250,000	5,407,500
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
6.88%	02/15/21		6,670,000	7,036,850
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (WI)
5.75%	10/15/20		19,850,000	20,569,563
RSI Home Products, Inc.
6.50%	03/15/23	[4]	5,270,000	5,375,400

				56,262,313

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 7.74%
AES Corp.
3.26%	06/01/19	[3]	$1,250,000	$1,250,000
4.88%	05/15/23		5,975,000	5,877,906
5.50%	04/15/25		3,400,000	3,366,000
7.38%	07/01/21		9,250,000	10,313,750
AES Red Oak LLC, Series A
8.54%	11/30/19		2,038,277	2,175,861
Calpine Corp.
5.50%	02/01/24		6,950,000	7,028,187
5.88%	01/15/24	[4]	8,000,000	8,684,000
6.00%	01/15/22	[4]	2,500,000	2,678,125
Coso Geothermal Power Holdings
7.00%	07/15/26	[4]	1,700,411	1,113,769
DPL, Inc.
6.50%	10/15/16		90,000	96,975
Dynegy Finance I, Inc./
Dynegy Finance II, Inc.
6.75%	11/01/19	[4]	4,680,000	4,867,200
FirstEnergy Corp.
4.25%	03/15/23		7,500,000	7,866,484
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[4]	302,232	303,743
GenOn Americas Generation LLC
8.50%	10/01/21		13,469,000	12,862,895
Homer City Generation LP (PIK)
8.14%	10/01/19	[8]	7,944,250	8,142,857
8.73%	10/01/26	[9]	20,545,430	21,059,065
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20		756,932	869,525
Mirant Mid Atlantic Pass-Through Trust,
Series C
10.06%	12/30/28		8,335,089	9,137,341
RJS Power Holdings LLC
5.12%	07/15/19	[4]	10,035,000	9,934,650

				117,628,333

Energy — 21.58%
American Energy-Permian Basin, LLC/AEPB
Finance Corp.
6.75%	08/01/19	[3,4]	1,600,000	1,221,920
7.38%	11/01/21	[4]	2,045,000	1,564,425
Approach Resources, Inc.
7.00%	06/15/21		7,100,000	6,372,250
Arch Coal, Inc.
7.00%	06/15/19		8,415,000	2,019,600
8.00%	01/15/19	[4]	9,515,000	4,472,050
Blue Racer Midstream LLC/Blue Racer
Finance Corp.
6.12%	11/15/22	[4]	2,000,000	2,060,000

See accompanying notes to Schedule of Portfolio Investments.

105 / Annual Report March 2015

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Boardwalk Pipelines LP
4.95%	12/15/24		$4,500,000	$4,534,553
Chaparral Energy, Inc.
8.25%	09/01/21		6,028,000	4,219,600
9.88%	10/01/20		14,847,000	10,689,840
Chesapeake Energy Corp.
3.50%	04/15/19	[3]	11,665,000	11,431,700
6.62%	08/15/20		7,450,000	7,729,375
Cimarex Energy Co.
5.88%	05/01/22		4,995,000	5,344,650
Comstock Resources, Inc.
10.00%	03/15/20	[4]	5,300,000	5,154,250
Concho Resources, Inc.
5.50%	04/01/23		10,926,000	11,061,482
Crestwood Midstream Partners LP
6.25%	04/01/23	[4]	3,175,000	3,214,687
Crestwood Midstream Partners LP/
Crestwood Midstream Finance Corp.
6.00%	12/15/20		175,000	176,750
6.12%	03/01/22		4,800,000	4,848,000
Denbury Resources, Inc.
5.50%	05/01/22		3,000,000	2,700,000
El Paso LLC
6.50%	09/15/20		8,203,000	9,507,351
El Paso LLC, Series G (MTN)
7.80%	08/01/31		4,681,000	5,747,945
Energy Transfer Partners LP
3.27%	11/01/66	[3]	30,967,000	27,560,630
EP Energy LLC/Everest Acquisition
Finance, Inc.
6.88%	05/01/19		1,815,000	1,869,450
Gulfport Energy Corp.
7.75%	11/01/20		2,450,000	2,523,500
Markwest Energy Partners LP/Markwest
Energy Finance Corp.
4.88%	12/01/24		8,150,000	8,393,685
MEG Energy Corp. (Canada)
6.50%	03/15/21	[2,4]	430,000	399,363
7.00%	03/31/24	[2,4]	7,515,000	7,120,463
Newfield Exploration Co.
5.38%	01/01/26		2,540,000	2,562,225
5.62%	07/01/24		6,795,000	7,092,281
NGPL Pipe Co. LLC
7.12%	12/15/17	[4]	8,810,000	8,821,013
Pacific Drilling V Ltd. (Luxembourg)
7.25%	12/01/17	[2,4]	10,100,000	9,140,500
Peabody Energy Corp.
4.75%	12/15/41		29,295,000	10,491,272

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Penn Virginia Corp.
8.50%	05/01/20		$5,200,000	$4,914,000
QEP Resources, Inc.
5.25%	05/01/23		10,098,000	9,946,530
6.88%	03/01/21		2,450,000	2,615,375
Rockies Express Pipeline LLC
5.62%	04/15/20	[4]	5,000,000	5,250,000
6.00%	01/15/19	[4]	5,185,000	5,547,950
6.88%	04/15/40	[4]	1,390,000	1,525,525
Rose Rock Midstream LP/Rose Rock Finance
Corp.
5.62%	07/15/22		5,915,000	5,855,850
Rosetta Resources, Inc.
5.62%	05/01/21		500,000	472,500
5.88%	06/01/24		655,000	612,425
Sabine Pass Liquefaction LLC
5.62%	02/01/21		12,380,000	12,523,113
5.62%	03/01/25	[4]	3,200,000	3,176,000
6.25%	03/15/22		2,050,000	2,126,875
Sabine Pass LNG LP
7.50%	11/30/16		14,505,000	15,411,563
Seventy Seven Energy, Inc.
6.50%	07/15/22		1,291,000	609,997
SM Energy Co.
6.50%	11/15/21		10,273,000	10,478,460
6.50%	01/01/23		3,287,000	3,385,610
Southern Star Central Corp.
5.12%	07/15/22	[4]	12,265,000	12,663,613
Summit Midstream Holdings LLC/Summit
Midstream Finance Corp.
5.50%	08/15/22		3,500,000	3,333,750
7.50%	07/01/21		10,340,000	10,805,300
Sunoco LP/Finance Corp.
6.38%	04/01/23	[4]	3,600,000	3,723,660
Walter Energy, Inc.
9.50%	10/15/19	[4]	7,490,000	4,531,450
Walter Energy, Inc. (PIK)
11.00%	04/01/20	[4,10]	15,085,000	1,508,500
Walter Energy, Inc. (WI)
8.50%	04/15/21		8,905,000	578,825
Whiting Petroleum Corp.
5.00%	03/15/19		9,915,000	9,791,063
6.25%	04/01/23	[4]	2,350,000	2,347,180
WPX Energy, Inc.
5.25%	09/15/24		5,005,000	4,419,415

				328,199,339

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 106

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 5.92%
AerCap Ireland Capital Ltd./AerCap Global
Aviation Trust (Ireland)
5.00%	10/01/21	[2,4]	$2,275,000	$2,411,500
Ally Financial, Inc.
4.12%	02/13/22		6,080,000	5,943,200
Alta Wind Holdings LLC
7.00%	06/30/35	[4]	2,164,045	2,549,392
Chase Capital II, Series B
0.76%	02/01/27	[3]	1,790,000	1,538,299
Chase Capital VI
0.88%	08/01/28	[3]	4,000,000	3,440,000
CIT Group, Inc.
6.62%	04/01/18	[4]	10,846,000	11,659,452
Citigroup, Inc.
0.81%	08/25/36	[3]	9,460,000	7,387,555
General Electric Capital Corp. (MTN)
0.74%	08/15/36	[3]	5,480,000	4,786,073
General Motors Financial Co., Inc.
4.00%	01/15/25		2,500,000	2,561,750
4.38%	09/25/21		4,925,000	5,252,041
International Lease Finance Corp.
6.25%	05/15/19		4,000,000	4,380,000
7.12%	09/01/18	[4]	7,705,000	8,708,576
JPMorgan Chase Capital XIII, Series M
1.22%	09/30/34	[3]	4,917,000	4,154,865
JPMorgan Chase Capital XXI, Series U
1.20%	02/02/37	[3]	2,750,000	2,282,500
JPMorgan Chase Capital XXIII
1.26%	05/15/47	[3]	2,320,000	1,832,800
Navient Corp.
5.00%	10/26/20		2,650,000	2,606,937
Navient Corp. (MTN)
5.50%	01/15/19		3,595,000	3,684,875
Nielsen Co., Luxembourg SARL
(Luxembourg)
5.50%	10/01/21	[2,4]	5,020,000	5,195,700
NRG Yield Operating LLC
5.38%	08/15/24	[4]	4,795,000	5,010,775
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	4,450,000	4,672,500

				90,058,790

Food — 0.18%
HJ Heinz Co.
4.88%	02/15/25	[4]	2,500,000	2,715,625

Health Care — 10.28%
Alere, Inc.
7.25%	07/01/18		1,820,000	1,940,575

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
CHS/Community Health Systems, Inc.
5.12%	08/15/18		$6,115,000	$6,321,381
5.12%	08/01/21		1,333,000	1,379,655
7.12%	07/15/20		5,250,000	5,604,375
8.00%	11/15/19		7,203,000	7,689,203
DaVita, Inc.
5.12%	07/15/24		14,750,000	15,118,750
Fresenius Medical Care U.S. Finance II, Inc.
4.12%	10/15/20	[4]	2,000,000	2,043,800
5.62%	07/31/19	[4]	5,366,000	5,848,940
HCA, Inc.
5.25%	04/15/25		2,750,000	2,973,437
5.38%	02/01/25		2,900,000	3,055,875
6.50%	02/15/20		15,896,000	17,954,532
7.50%	12/15/23		3,565,000	4,077,469
HealthSouth Corp.
5.75%	11/01/24		3,240,000	3,385,800
LifePoint Hospitals, Inc.
5.50%	12/01/21		12,000,000	12,615,000
Mallinckrodt International Finance SA/
Mallinckrodt CB LLC (Luxembourg)
5.75%	08/01/22	[2,4]	11,500,000	11,888,125
Tenet Healthcare Corp.
4.50%	04/01/21		7,590,000	7,533,075
6.00%	10/01/20		12,508,000	13,289,750
6.25%	11/01/18		1,500,000	1,629,450
Valeant Pharmaceuticals International, Inc.
5.50%	03/01/23	[4]	6,600,000	6,682,335
Valeant Pharmaceuticals International, Inc.
(Canada)
6.75%	08/15/21	[2,4]	12,646,000	13,262,493
VPII Escrow Corp. (Canada)
7.50%	07/15/21	[2,4]	825,000	896,156
VRX Escrow Corp. (Canada)
5.38%	03/15/20	[2,4]	2,659,000	2,680,671
VRX/Valeant Pharmaceuticals Escrow Corp.
(Canada)
6.12%	04/15/25	[2,4]	8,210,000	8,505,149
				156,375,996
Holding Companies — 0.32%
Entegra TC LLC/Entegra Issuance Corp.
(PIK)
9.27%	10/03/17	[3,4,11]	4,805,466	4,937,616

Homebuilding — 0.14%
Shea Homes LP/Shea Homes Funding Corp.
6.12%	04/01/25	[4]	2,080,000	2,104,700

See accompanying notes to Schedule of Portfolio Investments.

107 / Annual Report March 2015

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials — 2.49%
AECOM Technology Corp.
5.88%	10/15/24	[4]	$640,000	$673,600
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
3.27%	12/15/19	[2,3,4]	17,285,000	16,917,694
Ball Corp.
4.00%	11/15/23		4,340,000	4,264,050
KLX, Inc.
5.88%	12/01/22	[4]	4,455,000	4,449,431
MasTec, Inc.
4.88%	03/15/23		6,690,000	6,288,600
Owens-Brockway Glass Container, Inc.
5.00%	01/15/22	[4]	2,600,000	2,658,240
SBA Communications Corp.
5.62%	10/01/19		2,500,000	2,632,813

				37,884,428

Information Technology — 2.18%
Audatex North America, Inc.
6.00%	06/15/21	[4]	10,875,000	11,554,687
First Data Corp.
6.75%	11/01/20	[4]	8,834,000	9,430,295
7.38%	06/15/19	[4]	1,840,000	1,927,400
8.88%	08/15/20	[4]	2,677,000	2,857,697
Freescale Semiconductor, Inc.
5.00%	05/15/21	[4]	3,690,000	3,911,400
IHS, Inc.
5.00%	11/01/22	[4]	1,000,000	1,009,400
MSCI, Inc.
5.25%	11/15/24	[4]	2,400,000	2,487,000

				33,177,879

Materials — 1.39%
ArcelorMittal (Luxembourg)
10.60%	06/01/19	[2]	5,820,000	7,140,413
Momentive Performance Materials, Inc.
3.88%	10/24/21		4,625,000	4,116,250
Platform Specialty Products Corp.
6.50%	02/01/22	[4]	4,500,000	4,725,000
WR Grace & Co./Connecticut
5.12%	10/01/21	[4]	4,965,000	5,163,600

				21,145,263

Real Estate Investment Trust (REIT) — 0.31%
DuPont Fabros Technology LP (WI)
5.88%	09/15/21		4,500,000	4,691,250

Retail — 0.16%
Family Tree Escrow LLC
5.75%	03/01/23	[4]	2,350,000	2,485,125

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services — 0.25%
United Rentals North America, Inc.
4.62%	07/15/23		$3,720,000	$3,780,450

Transportation — 2.64%
American Airlines Pass-Through Trust,
Series 2013-1, Class B
5.62%	01/15/21	[4]	11,221,409	11,768,453
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		4,493,927	4,825,579
Continental Airlines Pass-Through Trust,
Series 2009, Class 1
9.00%	07/08/16		1,215,057	1,325,931
Delta Air Lines Pass-Through Trust,
Series 2002, Class G1
6.72%	01/02/23		12,237,607	14,333,297
Delta Air Lines Pass-Through Trust,
Series 2009, Class B1
9.75%	12/17/16		1,095,278	1,227,390
US Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		1,935,111	2,208,445
US Airways Pass-Through Trust,
Series 2012, Class 2B
6.75%	06/03/21		1,014,969	1,107,585
US Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		2,861,805	3,278,555

				40,075,235

Total Corporates
(Cost $1,268,402,040)				1,231,673,707

MORTGAGE-BACKED — 0.03%**
Non-Agency Mortgage-Backed — 0.03%
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/20	[2,4,7]	2,890	1
Countrywide Asset-Backed Certificates,
Series 2007-13, Class 2A1
1.07%	10/25/47	[3]	450,314	403,929

				403,930

Total Mortgage-Backed
(Cost $325,261)
Total Bonds – 90.73%
(Cost $1,424,892,973)				1,379,556,686

Issues	Shares	Value
COMMON STOCK — 1.50%
Electric — 0.02%
Dynegy, Inc.[5]	11,504	361,560

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 108

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2015

Issues	Shares	Value
COMMON STOCK (continued)
Energy — 0.93%
Mach Gen, LLC Common
Units[4]	347,486	$14,073,183

Secured Assets — 0.55%
Entegra TC LLC[12]	28,545	8,335,140

Total Common Stock
(Cost $46,101,304)		22,769,883

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 5.14%
Money Market Funds — 1.85%
Dreyfus Cash Advantage Fund
0.01%[13]		12,866,000	12,866,000
Morgan Stanley Institutional Fund
0.04%[13]		15,223,000	15,223,000

			28,089,000

Repurchase Agreements — 3.29%
RBS Securities, Inc. (Dated 03/31/15, total to be received $50,000,153, (collateralized by U.S. Treasury obligations, 1.38% to 1.75%, due from 09/30/18 to 03/31/22, par and fair value of $50,926,100 and $51,004,753, respectively))
0.11%	04/01/15	$50,000,000	50,000,000

Total Short-Term Investments
(Cost $78,089,000)			78,089,000

Total Investments – 97.37%
(Cost $1,549,083,277)[1]			1,480,415,569

Cash and Other Assets, Less
Liabilities – 2.63%			40,053,099

Net Assets – 100.00%			$1,520,468,668

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited, 3.15%, due 01/15/17. Counterparty: Morgan Stanley
03/20/19	$147,297	$5,000	$11,675	$158,972
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited., 3.15%, due 01/15/17. Counterparty: Morgan Stanley
03/20/19	143,747	5,000	15,225	158,972

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc.
03/20/19	$304,516	$9,650	$(197,775)	$106,741
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc.
03/20/19	259,820	9,750	(151,973)	107,847
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Freeport- McMoran Copper & Gold, Inc., 3.55%, due 03/01/22 Counterparty: Credit Suisse First Boston
03/20/19	170,480	9,850	182,545	353,025
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Morgan Stanley
03/20/19	325,548	10,000	(214,936)	110,612

	$1,351,408	$49,250	$(355,239)	$996,169

[a]	The maximum potential payment the Fund could receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,549,862,197 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$30,643,115
Gross unrealized (depreciation)	(100,089,743)

Net unrealized (depreciation)	$(69,446,628)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Floating rate security. The rate disclosed was in effect at March 31, 2015.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Non-income producing security.

[6]	Worthless due to company bankruptcy filing.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.

[10]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 11.00% cash or 12.00% payment-in-kind interest.

[11]	Payment-in-kind (“PIK”) security. Income paid in additional securities.

[12]	All or a portion of this security is owned by Metropolitan West HY Sub I LLC, a consolidated subsidiary.

[13]	Represents the current yield as of March 31, 2015.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

109 / Annual Report March 2015

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2015

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

                    (MTN): Medium-term note

                    (PIK): Payment in kind

                    (WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 110

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BONDS – 86.21%
ASSET-BACKED SECURITIES — 16.72%**
Access Group, Inc., Series 2001, Class 2A1
0.62%	05/25/29	[2]	$2,915,803	$2,761,168
American Money Management Corp.,
Series 2013-13A, Class A1L
(Cayman Islands)
1.71%	01/24/26	[2,3,4]	1,150,000	1,147,011
American Money Management Corp.,
Series 2014-14A, Class A1L
(Cayman Islands)
1.71%	07/27/26	[2,3,4]	3,090,000	3,079,315
ARES CLO Ltd., Series 2007-12A, Class A
(Cayman Islands)
0.89%	11/25/20	[2,3,4]	634,566	632,260
ARES XXVI CLO Ltd., Series 2013-1A,
Class A (Cayman Islands)
1.35%	04/15/25	[2,3,4]	1,900,000	1,875,431
Babson CLO Ltd., Series 2013-IA, Class A
(Cayman Islands)
1.36%	04/20/25	[2,3,4]	1,400,000	1,384,732
Babson CLO Ltd., Series 2014-IA, Class A1
(Cayman Islands)
1.75%	07/12/25	[2,3,4]	1,800,000	1,800,806
Beacon Container Finance LLC,
Series 2012-1A, Class A
3.72%	09/20/27	[4]	93,905	96,182
Betony CLO Ltd., Series 2015-1A, Class A
1.77%	04/15/27	[2,4]	4,750,000	4,752,304
Blue Hill CLO Ltd., Series 2013-1A, Class C1
3.25%	01/15/26	[2,4]	1,300,000	1,289,795
BlueMountain CLO Ltd., Series 2013-4A,
Class B1 (Cayman Islands)
2.15%	04/15/25	[2,3,4]	1,500,000	1,486,782
Brazos Higher Education Authority, Inc.,
Series 2005-3, Class A16
0.47%	06/25/26	[2]	150,000	147,282
Brazos Higher Education Authority, Inc.,
Series 2006-2, Class A9
0.28%	12/26/24	[2]	35,195	34,593
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
1.06%	02/25/30	[2]	152,688	153,715
CAL Funding II Ltd., Series 2012-1A,
Class A (Bermuda)
3.47%	10/25/27	[3,4]	265,417	268,681
Cedar Funding Ltd., Series 2014-3A,
Class A1 (Cayman Islands)
1.79%	05/20/26	[2,3,4]	4,000,000	3,991,668
Cent CLO LP, Series 2013-18A, Class B1
(Cayman Islands)
1.81%	07/23/25	[2,3,4]	1,700,000	1,659,593
CIFC Funding IV Ltd., Series 2013-4A,
Class B1 (Cayman Islands)
2.11%	11/27/24	[2,3,4]	1,400,000	1,376,540

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CIFC Funding Ltd., Series 2012-2A,
Class A1L (Cayman Islands)
1.66%	12/05/24	[2,3,4]	$1,900,000	$1,894,665
CIT Education Loan Trust, Series 2007-1,
Class A
0.36%	03/25/42	[2,4]	4,606,859	4,418,897
CIT Education Loan Trust, Series 2007-1,
Class B
0.57%	06/25/42	[2,4]	4,121,637	3,718,325
Clear Creek CLO Ltd., Series 2015-1A,
Class A (Cayman Islands)
1.72%	04/20/27	[2,3,4]	4,500,000	4,505,937
Dryden 37 Senior Loan Fund,
Series 2015-37A, Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	4,270,000	4,274,086
Dryden Senior Loan Fund,
Series 2013-28A, Class A1L
(Cayman Islands)
1.36%	08/15/25	[2,3,4]	1,925,000	1,892,154
Eaton Vance CLO Ltd., Series 2014-1A,
Class A (Cayman Islands)
1.70%	07/15/26	[2,3,4]	2,000,000	1,996,270
Education Loan Asset-Backed Trust, Series
2013-1A, Class A2
0.97%	04/26/32	[2,4]	3,465,000	3,455,579
Educational Funding of the South, Inc.,
Series 2012-1, Class A
1.22%	03/25/36	[2]	201,510	204,739
Educational Services of America, Inc.,
Series 2012-2, Class A
0.90%	04/25/39	[2,4]	375,859	377,889
EFS Volunteer No. 2 LLC
1.52%	03/25/36	[2,4]	6,400,000	6,579,575
Flagship CLO, Series 2014-8A, Class A
1.76%	01/16/26	[2,4]	2,420,000	2,419,918
Flatiron CLO Ltd.
1.64%	07/17/26	[2,4]	1,900,000	1,889,987
Flatiron CLO Ltd., Series 2013-1A, Class A1
(Cayman Islands)
1.66%	01/17/26	[2,3,4]	2,390,000	2,384,066
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
0.82%	08/27/46	[2,4]	3,217,181	3,111,255
GCO Education Loan Funding Trust,
Series 2007-1A, Class A5L
0.33%	05/25/23	[2,4]	223,891	222,630
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32	[2,4]	1,204,755	1,175,722
GE Business Loan Trust, Series 2005-1A,
Class A3
0.42%	06/15/33	[2,4]	1,283,121	1,244,990

See accompanying notes to Schedule of Portfolio Investments.

111 / Annual Report March 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2005-2A,
Class A
0.42%	11/15/33	[2,4]	$4,505,389	$4,354,673
Global SC Finance SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/24	[3,4]	2,370,667	2,366,076
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.38%	11/25/26	[2]	242,583	241,558
Goal Capital Funding Trust, Series 2006-1,
Class B
0.71%	08/25/42	[2]	740,765	682,853
Higher Education Funding, Series 2014-1,
Class A
1.31%	05/25/34	[2,4]	1,774,881	1,797,344
ING Investment Management CLO Ltd.,
Series 2013-1A, Class A1 (Cayman Islands)
1.39%	04/15/24	[2,3,4]	1,350,000	1,333,205
J.G. Wentworth XX LLC, Series 2010-1A,
Class B
9.31%	07/15/61	[4]	621,464	773,375
Jasper CLO Ltd., Series 2005-1A, Class A
(Cayman Islands)
0.52%	08/01/17	[2,3,4]	73,899	73,818
LCM VI LP, Series 2006-6A, Class A
(Cayman Islands)
0.49%	05/28/19	[2,3,4]	285,218	283,486
Limerock CLO, Series 2014-2A, 2014-2A,
Class C1 (Cayman Islands)
3.11%	04/18/26	[2,3,4]	2,750,000	2,693,083
Magnetite XII CLO Ltd., Series 2015-12A,
Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	4,540,000	4,543,105
National Collegiate Student Loan Trust,
Series 2004-2, Class A4
0.48%	11/27/28	[2]	3,312,461	3,266,295
National Collegiate Student Loan Trust,
Series 2006-1, Class A3
0.36%	05/25/26	[2]	523,317	521,266
National Collegiate Student Loan Trust,
Series 2006-2, Class A2
0.32%	07/25/26	[2]	633,877	631,492
National Collegiate Student Loan Trust,
Series 2006-3, Class A3
0.32%	10/25/27	[2]	352,610	349,069
National Collegiate Student Loan Trust,
Series 2006-4, Class A2
0.31%	12/27/27	[2]	5,746,303	5,666,546
National Collegiate Student Loan Trust,
Series 2007-2, Class A2
0.30%	06/26/28	[2]	6,353,050	6,135,894
Navient Student Loan Trust, Series 2014-1,
Class A4
0.92%	02/25/39	[2]	3,840,000	3,783,759

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-8,
Class A3
0.77%	05/27/31	[2]	$6,120,000	$6,130,169
Navient Student Loan Trust, Series 2015-1,
Class A2
0.81%	04/25/40	[2]	9,370,000	9,387,772
Navient Student Loan Trust, Series 2015-1,
Class B
1.71%	07/25/52	[2]	5,000,000	4,649,725
Nelnet Education Loan Funding, Inc.,
Series 2004-1A, Class B1
0.83%	02/25/36	[2,4]	150,000	121,881
Nelnet Education Loan Funding, Inc.,
Series 2004-1A, Class B2
0.64%	02/25/36	[2,4]	825,000	670,771
Nelnet Student Loan Trust, Series 2008-4,
Class A4
1.74%	04/25/24	[2]	1,575,000	1,607,810
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.77%	10/27/36	[2,4]	240,474	241,825
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
1.12%	11/25/43	[2,4]	1,865,000	1,879,464
Nelnet Student Loan Trust, Series 2015-1A,
Class A
0.76%	04/25/41	[2,4]	9,400,000	9,415,834
Neuberger Berman CLO Ltd.,
Series 2014-16A, Class A1
1.72%	04/15/26	[2,4]	1,710,000	1,709,533
Nomad CLO Ltd., Series 2013-1A, Class A1
(Cayman Islands)
1.45%	01/15/25	[2,3,4]	2,330,000	2,302,522
Northstar Education Finance, Inc.
1.00%	01/29/46	[2]	135,000	134,225
Octagon Investment Partners XV Ltd.,
Series 2013-1A, Class C (Cayman Islands)
3.11%	01/19/25	[2,3,4]	510,000	505,669
PHEAA Student Loan Trust, Series 2013-3A,
Class A
0.92%	11/25/42	[2,4]	7,575,133	7,590,647
Race Point CLO Ltd., Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/08/24	[2,3,4]	250,000	249,663
Red River CLO Ltd., Series 2001A, Class A
(Cayman Islands)
0.52%	07/27/18	[2,3,4]	96,748	96,353
Scholar Funding Trust, Series 2011-A,
Class A
1.16%	10/28/43	[2,4]	210,823	212,340
Scholar Funding Trust, Series 2012-B,
Class A2
1.28%	03/28/46	[2,4]	150,000	153,684

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 112

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust I, Series 2002-2,
Class B2
1.28%	07/01/42	[2,4]	$100,000	$76,125
SLC Student Loan Trust, Series 2004-1,
Class B
0.55%	08/15/31	[2]	967,085	885,688
SLC Student Loan Trust, Series 2005-2,
Class B
0.55%	03/15/40	[2]	783,981	709,916
SLC Student Loan Trust, Series 2005-3,
Class B
0.52%	06/15/40	[2]	1,616,864	1,466,709
SLC Student Loan Trust, Series 2006-1,
Class B
0.48%	03/15/39	[2]	1,511,711	1,354,437
SLC Student Loan Trust, Series 2006-2,
Class A5
0.37%	09/15/26	[2]	190,000	187,032
SLC Student Loan Trust, Series 2006-2,
Class B
0.50%	12/15/39	[2]	1,061,581	947,375
SLC Student Loan Trust, Series 2008-1,
Class A4A
1.87%	12/15/32	[2]	5,948,000	6,204,522
SLC Student Loan Trust, Series 2008-2,
Class B
2.02%	09/15/22	[2]	5,245,000	5,250,140
SLM Student Loan Trust, Series 2003-11,
Class A6
1.02%	12/15/25	[2,4]	250,000	249,491
SLM Student Loan Trust, Series 2003-4,
Class A5D
0.99%	03/15/33	[2,4]	4,073,606	4,059,825
SLM Student Loan Trust, Series 2003-7,
Class B
0.84%	09/15/39	[2]	5,891,423	5,371,093
SLM Student Loan Trust, Series 2004-2,
Class B
0.73%	07/25/39	[2]	989,145	909,102
SLM Student Loan Trust, Series 2004-5A,
Class A5
0.86%	10/25/23	[2,4]	1,600,283	1,606,451
SLM Student Loan Trust, Series 2004-8A,
Class A5
0.76%	04/25/24	[2,4]	1,390,343	1,391,972
SLM Student Loan Trust, Series 2005-10,
Class A4
0.37%	10/25/19	[2]	1,143,738	1,142,414
SLM Student Loan Trust, Series 2005-4,
Class A3
0.38%	01/25/27	[2]	8,880,000	8,683,437
SLM Student Loan Trust, Series 2005-4,
Class B
0.44%	07/25/40	[2]	1,008,016	908,483

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2005-6,
Class B
0.55%	01/25/44	[2]	$5,189,386	$4,681,844
SLM Student Loan Trust, Series 2005-8,
Class A3
0.37%	10/25/24	[2]	1,073,925	1,072,500
SLM Student Loan Trust, Series 2005-9,
Class B
0.56%	01/25/41	[2]	1,877,928	1,671,628
SLM Student Loan Trust, Series 2006-10,
Class B
0.48%	03/25/44	[2]	5,279,440	4,650,099
SLM Student Loan Trust, Series 2006-2,
Class A4
0.35%	10/25/22	[2]	1,048,682	1,048,354
SLM Student Loan Trust, Series 2006-2,
Class A6
0.43%	01/25/41	[2]	1,800,000	1,693,544
SLM Student Loan Trust, Series 2006-4,
Class A5
0.36%	10/27/25	[2]	2,536,836	2,531,229
SLM Student Loan Trust, Series 2006-8,
Class A6
0.42%	01/25/41	[2]	1,800,000	1,686,568
SLM Student Loan Trust, Series 2006-9,
Class A5
0.36%	01/26/26	[2]	200,000	197,611
SLM Student Loan Trust, Series 2007-1,
Class B
0.48%	01/27/42	[2]	4,905,559	4,304,804
SLM Student Loan Trust, Series 2007-3,
Class A4
0.32%	01/25/22	[2]	215,000	209,452
SLM Student Loan Trust, Series 2007-6,
Class A4
0.64%	10/25/24	[2]	8,520,000	8,479,011
SLM Student Loan Trust, Series 2007-6,
Class B
1.11%	04/27/43	[2]	648,645	589,207
SLM Student Loan Trust, Series 2007-7,
Class B
1.01%	10/25/28	[2]	2,195,000	1,993,855
SLM Student Loan Trust, Series 2007-8,
Class B
1.26%	04/27/43	[2]	3,203,378	3,004,254
SLM Student Loan Trust, Series 2008-2,
Class B
1.46%	01/25/29	[2]	1,000,000	934,637
SLM Student Loan Trust, Series 2008-3,
Class B
1.46%	04/25/29	[2]	710,000	663,703
SLM Student Loan Trust, Series 2008-4,
Class A4
1.91%	07/25/22	[2]	2,200,000	2,293,751

See accompanying notes to Schedule of Portfolio Investments.

113 / Annual Report March 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4, Class B
2.11%	04/25/29	[2]	$710,000	$692,923
SLM Student Loan Trust, Series 2008-5, Class A3
1.56%	01/25/18	[2]	113,225	113,680
SLM Student Loan Trust, Series 2008-5, Class A4
1.96%	07/25/23	[2]	2,930,000	3,052,720
SLM Student Loan Trust, Series 2008-5, Class B
2.11%	07/25/29	[2]	5,315,000	5,406,142
SLM Student Loan Trust, Series 2008-6, Class A3
1.01%	01/25/19	[2]	6,930,000	6,970,007
SLM Student Loan Trust, Series 2008-6, Class B
2.11%	07/25/29	[2]	710,000	712,355
SLM Student Loan Trust, Series 2008-7, Class B
2.11%	07/25/29	[2]	820,000	825,915
SLM Student Loan Trust, Series 2008-8, Class A4
1.76%	04/25/23	[2]	3,210,000	3,345,497
SLM Student Loan Trust, Series 2008-8, Class B
2.51%	10/25/29	[2]	710,000	735,843
SLM Student Loan Trust, Series 2008-9,
Class A
1.76%	04/25/23	[2]	8,539,858	8,765,110
SLM Student Loan Trust, Series 2008-9, Class B
2.51%	10/25/29	[2]	5,235,000	5,504,379
SLM Student Loan Trust, Series 2010-1, Class A
0.57%	03/25/25	[2]	527,170	526,632
SLM Student Loan Trust, Series 2011-1,
Class A2
1.32%	10/25/34	[2]	2,680,000	2,784,196
SLM Student Loan Trust, Series 2011-2,
Class A1
0.77%	11/25/27	[2]	1,156,859	1,162,936
SLM Student Loan Trust, Series 2011-2,
Class A2
1.37%	10/25/34	[2]	4,035,000	4,143,196
SLM Student Loan Trust, Series 2012-1,
Class A2
0.62%	11/25/20	[2]	5,150,295	5,158,708
SLM Student Loan Trust, Series 2012-1,
Class A3
1.12%	09/25/28	[2]	1,300,000	1,323,465
SLM Student Loan Trust, Series 2012-2,
Class A
0.87%	01/25/29	[2]	2,655,771	2,674,417

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-6,
Class A2
0.45%	09/25/19	[2]	$4,572,183	$4,571,903
SLM Student Loan Trust, Series 2012-7,
Class A3
0.82%	05/26/26	[2]	200,000	200,214
SLM Student Loan Trust, Series 2013-3,
Class A2
0.47%	05/26/20	[2]	3,360,000	3,356,034
SLM Student Loan Trust, Series 2013-4,
Class A
0.72%	06/25/27	[2]	2,767,247	2,771,128
SLM Student Loan Trust, Series 2013-6,
Class A2
0.67%	02/25/21	[2]	1,760,000	1,761,715
SLM Student Loan Trust, Series 2013-6,
Class A3
0.82%	06/26/28	[2]	4,830,000	4,847,823
SLM Student Loan Trust, Series 2014-1,
Class A2
0.55%	07/26/21	[2]	2,320,000	2,319,120
SLM Student Loan Trust, Series 2014-1,
Class A3
0.77%	02/26/29	[2]	1,670,000	1,673,885
SoFi Professional Loan Program LLC,
Series 2014-A, Class A1
1.77%	06/25/25	[2,4]	1,220,410	1,234,935
SoFi Professional Loan Program,
Series 2014-B, Class A1
1.42%	08/25/32	[2,4]	2,863,841	2,868,629
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.56%	10/20/23	[2,3,4]	1,800,000	1,802,092
Spirit Master Funding LLC, Series 2013-2A,
Class A
5.27%	12/20/43	[4]	1,507,249	1,653,777
Spirit Master Funding LLC, Series 2014-1A,
Class A1
5.05%	07/20/40	[4]	152,472	161,049
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[4]	2,412,751	2,960,572
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[4]	1,583,855	1,990,354
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.50%	04/16/22	[2,3,4]	1,645,000	1,651,060
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21	[2,4]	15,167	15,076
Voya CLO Ltd., Series 2014-4A, Class A1
(Cayman Islands)
1.73%	10/14/26	[2,3,4]	2,800,000	2,797,460

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 114

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd., Series 2015-1A, Class A1
1.74%	04/18/27	[2,4]	$4,770,000	$4,765,191

Total Asset-Backed Securities
(Cost $339,321,747)				340,671,727

BANK LOANS — 0.62%*
Automotive — 0.03%
Navistar, Inc., Term Loan B, 1st Lien
5.75%	08/17/17	[2]	500,000	503,125

Electric — 0.22%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75%	12/31/20	[2]	4,488,750	4,561,692

Finance — 0.19%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21	[2]	3,855,629	3,866,232

Services — 0.18%
AABS Ltd. Loan, Series 2013-1, Class A (STEP) (Bermuda)
5.22%	01/15/38	[2,3]	3,497,945	3,602,883

Total Bank Loans
(Cost $12,390,193)				12,533,932

CORPORATES — 17.17%*
Automotive — 0.20%
Ford Motor Co.
6.50%	08/01/18		1,000,000	1,143,958
General Motors Co.
4.88%	10/02/23		1,710,000	1,859,991
Tenedora Nemak SA de CV (Mexico)
5.50%	02/28/23	[3,4]	1,000,000	1,042,851

				4,046,800

Banking — 2.54%
Abbey National Treasury Services
PLC/London (United Kingdom)
3.05%	08/23/18	[3]	425,000	443,071
Banco Continental SA via Continental Senior
Trustees, Series REGS (Cayman Islands)
5.50%	11/18/20	[3]	950,000	1,044,050
Bank of America Corp.
1.50%	10/09/15		1,000,000	1,004,025
Bank of America Corp. (MTN)
0.91%	12/01/26	[2]	1,600,000	1,389,424
Bank of America N.A. (BKNT)
0.55%	06/15/16	[2]	1,122,000	1,118,086
0.57%	06/15/17	[2]	3,300,000	3,273,894
5.30%	03/15/17		4,575,000	4,888,333
6.00%	06/15/16		2,075,000	2,188,768
6.10%	06/15/17		2,300,000	2,524,955

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
BBVA Bancomer SA/Texas (Mexico)
6.75%	09/30/22	[3,4]	$500,000	$566,600
Credit Suisse/New York (YCD) (Switzerland)
0.49%	04/10/15	[2,3]	1,500,000	1,500,190
0.58%	08/24/15	[2,3]	3,500,000	3,500,532
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	3,425,000	3,834,954
ICICI Bank, Ltd., Series REGS (India)
6.38%	04/30/22	[2,3]	1,200,000	1,248,720
Industrial & Commercial Bank of China Ltd. (China)
6.00%	12/10/48	[2,4]	1,000,000	1,047,500
JPMorgan Chase & Co.
3.88%	09/10/24		2,000,000	2,052,407
4.25%	10/15/20		530,000	578,396
JPMorgan Chase & Co., Series G (MTN)
1.10%	10/15/15		3,000,000	3,007,968
Macquarie Bank Ltd. (Australia)
0.72%	06/15/16	[2,3,4]	1,500,000	1,500,083
5.00%	02/22/17	[3,4]	170,000	181,124
6.62%	04/07/21	[3,4]	2,824,000	3,333,280
National Australia Bank Ltd. (Australia)
1.60%	08/07/15	[3]	250,000	251,052
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[3]	1,500,000	1,574,901
Royal Bank of Scotland PLC (United Kingdom)
1.88%	03/31/17	[3]	3,500,000	3,499,648
2.55%	09/18/15	[3]	2,350,000	2,366,842
6.10%	06/10/23	[3]	700,000	781,273
6.12%	12/15/22	[3]	100,000	113,010
UBS AG/Stamford CT (MTN) (Switzerland)
0.97%	03/26/18	[2,3]	3,000,000	3,004,387

				51,817,473

Communications — 1.28%
CCO Holdings LLC/CCO Holdings Capital Corp.
6.50%	04/30/21		1,000,000	1,053,750
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		65,000	68,250
CCOH Safari LLC
5.50%	12/01/22		1,580,000	1,619,500
Cox Communications, Inc.
5.88%	12/01/16	[4]	1,300,000	1,396,377
CSC Holdings LLC
6.75%	11/15/21		2,310,000	2,572,763

See accompanying notes to Schedule of Portfolio Investments.

115 / Annual Report March 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[3]	$1,360,000	$1,407,600
7.50%	04/01/21	[3]	3,150,000	3,252,375
Ooredoo International Finance Ltd.,
Series REGS (Bermuda)
3.25%	02/21/23	[3]	600,000	599,250
Qwest Corp.
7.25%	09/15/25		300,000	349,444
Sprint Nextel Corp.
9.00%	11/15/18	[4]	2,850,000	3,274,080
Tencent Holdings Ltd. (Cayman Islands)
2.88%	02/11/20	[3,4]	590,000	596,697
T-Mobile USA, Inc.
6.63%	04/28/21		2,450,000	2,575,563
Verizon Communications, Inc.
4.52%	09/15/48	[4]	6,500,000	6,498,310
Windstream Corp. (WI)
8.12%	09/01/18		785,000	824,250

				26,088,209

Consumer Discretionary — 0.39%
Catholic Health Initiatives
4.20%	08/01/23		2,700,000	2,916,529
DS Services of America, Inc.
10.00%	09/01/21	[4]	1,850,000	2,183,000
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (WI)
5.75%	10/15/20		2,750,000	2,849,687

				7,949,216

Electric — 1.84%
Alabama Power Capital Trust V
3.38%	10/01/42	[2]	1,300,000	1,221,917
Dominion Resources, Inc.
5.75%	10/01/54	[2]	2,875,000	3,078,547
DPL, Inc.
6.50%	10/15/16		96,000	103,440
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[4]	4,641,000	5,515,764
Dynegy Finance I, Inc./
Dynegy Finance II, Inc.
6.75%	11/01/19	[4]	1,250,000	1,300,000
Electricite de France SA (France)
5.25%	07/29/49	[2,3,4]	125,000	130,625
5.62%	12/29/49	[2,3,4]	1,275,000	1,355,274
Empresa de Energia de Bogota SA ESP,
Series REGS (Colombia)
6.12%	11/10/21	[3]	500,000	538,003
Empresa Electrica Angamos SA (Chile)
4.88%	05/25/29	[3,4]	470,000	466,593

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FirstEnergy Transmission LLC
4.35%	01/15/25	[4]	$2,000,000	$2,109,538
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[4]	1,375,000	1,654,190
GenOn Americas Generation LLC
8.50%	10/01/21		2,525,000	2,411,375
Homer City Generation LP (PIK)
8.14%	10/01/19	[5]	1,991,430	2,041,216
Ipalco Enterprises, Inc.
7.25%	04/01/16	[4]	6,250,000	6,593,015
Ipalco Enterprises, Inc. (WI)
5.00%	05/01/18		1,700,000	1,825,362
Metropolitan Edison Co.
7.70%	01/15/19		2,230,000	2,668,274
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		1,000,000	1,170,553
Perusahaan Gas Negara Persero TBK PT
(Indonesia)
5.12%	05/16/24	[3,4]	750,000	797,850
PNM Resources, Inc.
9.25%	05/15/15		200,000	202,009
Public Service Co. of New Mexico
5.35%	10/01/21		50,000	55,680
Southwestern Electric Power Co.
6.45%	01/15/19		1,885,000	2,202,836

				37,442,061

Energy — 2.18%
Access Midstream Partners LP/ACMP
Finance Corp.
4.88%	05/15/23		2,500,000	2,534,806
Boardwalk Pipelines LP
4.95%	12/15/24		1,000,000	1,007,679
5.88%	11/15/16		5,538,000	5,816,478
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[3]	3,910,000	3,975,123
Chesapeake Energy Corp.
6.62%	08/15/20		2,000,000	2,075,000
El Paso LLC, Series G (MTN)
7.80%	08/01/31		1,175,000	1,442,819
Energy Transfer Partners LP
5.15%	03/15/45		5,000,000	5,049,457
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[4]	500,000	504,147
Newfield Exploration Co.
5.62%	07/01/24		2,500,000	2,609,375
Noble Energy, Inc.
3.90%	11/15/24		934,000	953,621

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 116

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Peabody Energy Corp.
4.75%	12/15/41		$900,000	$322,313
Pertamina Persero PT, Series REGS
(Indonesia)
4.30%	05/20/23	[3]	1,000,000	1,007,500
Petrobras Global Finance BV (Netherlands)
5.88%	03/01/18	[3]	1,180,000	1,135,756
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[3]	120,000	119,547
Reliance Holdings USA, Inc., Series REGS
4.50%	10/19/20		1,475,000	1,572,706
Rockies Express Pipeline LLC
5.62%	04/15/20	[4]	2,400,000	2,520,000
6.00%	01/15/19	[4]	1,000,000	1,070,000
6.85%	07/15/18	[4]	1,200,000	1,302,000
Ruby Pipeline LLC
6.00%	04/01/22	[4]	1,600,000	1,759,738
Sabine Pass Liquefaction LLC
5.75%	05/15/24		2,000,000	2,020,000
Sabine Pass LNG LP
7.50%	11/30/16		2,500,000	2,656,250
7.50%	11/30/16	[4]	500,000	531,250
SM Energy Co.
6.50%	01/01/23		165,000	169,950
TC PipeLines LP
4.38%	03/13/25		2,000,000	2,019,914
Tennessee Gas Pipeline Co. LLC
8.00%	02/01/16		225,000	236,657

				44,412,086

Finance — 3.43%
CIT Group, Inc.
6.62%	04/01/18	[4]	1,000,000	1,075,000
Citigroup, Inc.
0.81%	08/25/36	[2]	10,300,000	8,043,533
0.96%	11/24/17	[2]	1,000,000	1,002,149
1.22%	07/25/16	[2]	1,000,000	1,005,895
4.59%	12/15/15		125,000	128,229
6.12%	05/15/18		100,000	112,631
Corp. Financiera de Desarrollo SA (Peru)
3.25%	07/15/19	[3,4]	1,200,000	1,218,000
Credit Suisse Group Funding Guernsey Ltd.
(United Kingdom)
3.75%	03/26/25	[3,4]	3,000,000	3,030,235
Ford Motor Credit Co. LLC
1.19%	01/09/18	[2]	400,000	401,356
1.70%	05/09/16		3,000,000	3,015,359
2.75%	05/15/15		2,000,000	2,004,472
8.00%	12/15/16		1,000,000	1,108,450

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp. (MTN)
0.64%	05/05/26	[2]	$1,000,000	$932,044
0.74%	08/15/36	[2]	4,085,000	3,567,721
4.65%	10/17/21		70,000	79,302
General Motors Financial Co., Inc.
2.62%	07/10/17		2,500,000	2,526,420
General Motors Financial Co., Inc.,
Series 3YR
3.00%	09/25/17		1,000,000	1,016,250
Goldman Sachs Group, Inc.
2.90%	07/19/18		1,000,000	1,033,901
5.95%	01/18/18		75,000	83,565
7.50%	02/15/19		2,475,000	2,956,397
Goldman Sachs Group, Inc. (MTN)
1.60%	11/23/15		2,000,000	2,011,461
1.86%	11/29/23	[2]	5,401,000	5,608,092
Guanay Finance Ltd. (Cayman Islands)
6.00%	12/15/20	[3,4]	1,000,000	1,052,500
Huarong Finance II Co. Ltd., Series E (MTN)
(British Virgin Islands)
4.50%	01/16/20	[3]	880,000	920,550
International Lease Finance Corp.
6.75%	09/01/16	[4]	2,184,000	2,331,420
7.12%	09/01/18	[4]	2,000,000	2,260,500
JPMorgan Chase Capital XIII, Series M
1.22%	09/30/34	[2]	225,000	190,125
JPMorgan Chase Capital XXI, Series U
1.20%	02/02/37	[2]	3,410,000	2,830,300
JPMorgan Chase Capital XXIII
1.26%	05/15/47	[2]	7,750,000	6,122,500
Morgan Stanley
0.98%	01/05/18	[2]	2,000,000	2,006,090
Morgan Stanley (MTN)
5.62%	09/23/19		2,000,000	2,286,558
Morgan Stanley, Series G (MTN)
2.38%	07/23/19		1,600,000	1,611,099
5.45%	01/09/17		2,000,000	2,141,384
Raymond James Financial, Inc.
8.60%	08/15/19		530,000	658,647
Reckson Operating Partnership LP
5.00%	08/15/18		895,000	966,240
ZFS Finance USA Trust II
6.45%	12/15/65	[2,4]	2,475,000	2,598,750

				69,937,125

Health Care — 1.27%
Actavis Funding SCS (Luxembourg)
1.35%	03/12/18	[2,3]	3,000,000	3,021,105

See accompanying notes to Schedule of Portfolio Investments.

117 / Annual Report March 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
CHS/Community Health Systems, Inc.
5.12%	08/15/18		$1,300,000	$1,343,875
5.12%	08/01/21		1,000,000	1,035,000
DaVita, Inc.
5.75%	08/15/22		2,525,000	2,692,281
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,788,485
HCA, Inc.
6.50%	02/15/20		2,425,000	2,739,037
Hospira, Inc.
5.20%	08/12/20		1,000,000	1,138,149
North Shore Long Island
Jewish Health Care, Inc.
4.80%	11/01/42		650,000	695,353
6.15%	11/01/43		2,250,000	2,880,161
Providence Health & Services
Obligated Group
1.20%	10/01/17	[2]	3,200,000	3,220,005
Tenet Healthcare Corp.
4.50%	04/01/21		1,000,000	992,500
Valeant Pharmaceuticals International, Inc.
5.50%	03/01/23	[4]	500,000	506,237
VRX Escrow Corp. (Canada)
5.38%	03/15/20	[3,4]	2,750,000	2,772,413
VRX/Valeant Pharmaceuticals Escrow Corp.
(Canada)
6.12%	04/15/25	[3,4]	1,000,000	1,035,950

				25,860,551

Industrials — 0.33%
Cemex Espana Luxembourg (Spain)
9.88%	04/30/19	[3,4]	600,000	669,750
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	4,200,000	4,151,106
4.88%	07/15/21	[3,4]	700,000	786,603
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23	[3,4]	325,000	338,454
5.12%	02/22/21	[3,4]	660,000	742,990

				6,688,903

Insurance — 0.35%
Farmers Exchange Capital
7.20%	07/15/48	[4]	150,000	204,233
Farmers Exchange Capital II
6.15%	11/01/53	[2,4]	2,500,000	2,936,513
Metropolitan Life Global Funding I
1.70%	06/29/15	[4]	175,000	175,553

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Nationwide Mutual Insurance Co.
2.56%	12/15/24	[2,4]	$3,825,000	$3,818,287

				7,134,586

Materials — 0.08%
Barrick Gold Corp. (WI) (Canada)
4.10%	05/01/23	[3]	900,000	891,589
OCP SA, Series REGS (Morocco and Antilles)
5.62%	04/25/24	[3]	600,000	655,200

				1,546,789

Real Estate Investment Trust (REIT) — 2.01%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		1,650,000	1,704,631
4.60%	04/01/22		1,000,000	1,079,796
ARC Properties Operating Partnership LP/
Clark Acquisition LLC
2.00%	02/06/17		3,700,000	3,605,650
AvalonBay Communities, Inc.
2.95%	09/15/22		250,000	250,259
3.62%	10/01/20		1,500,000	1,588,377
Boston Properties LP
5.62%	11/15/20		1,750,000	2,038,455
5.88%	10/15/19		200,000	232,364
CBL & Associates LP
4.60%	10/15/24		1,830,000	1,861,266
Essex Portfolio LP
5.50%	03/15/17		2,197,000	2,367,254
HCP, Inc.
3.88%	08/15/24		2,000,000	2,048,333
4.25%	11/15/23		945,000	995,206
5.62%	05/01/17		100,000	108,465
6.00%	01/30/17		1,000,000	1,080,435
Health Care REIT, Inc.
4.95%	01/15/21		1,020,000	1,129,836
Healthcare Realty Trust, Inc.
5.75%	01/15/21		1,250,000	1,413,974
6.50%	01/17/17		875,000	952,147
Highwoods Realty LP
7.50%	04/15/18		800,000	926,288
Hospitality Properties Trust
6.30%	06/15/16		2,900,000	2,996,876
Host Hotels & Resorts LP (WI)
5.88%	06/15/19		5,574,000	5,784,937
Liberty Property LP (MTN)
7.50%	01/15/18		900,000	1,026,373
Post Apartment Homes LP
3.38%	12/01/22		100,000	100,983
4.75%	10/15/17		270,000	289,961

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 118

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
SL Green Realty Corp./SL Green Operating
Partnership
7.75%	03/15/20		$2,375,000	$2,889,488
WEA Finance LLC/Westfield UK & Europe
Finance PLC
1.75%	09/15/17	[4]	3,000,000	3,016,433
2.70%	09/17/19	[4]	1,500,000	1,521,355

				41,009,142

Retail — 0.16%
Walgreens Boots Alliance, Inc.
0.71%	05/18/16	[2]	3,220,000	3,225,744

Transportation — 1.11%
America West Airlines Pass-Through Trust,
Series 2001-1, Class 11G
7.10%	04/02/21		1,741,930	1,941,172
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		54,209	59,023
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		4,029,694	4,402,440
Autopistas Metropolitanas de Puerto
Rico LLC
6.75%	06/30/35	[4]	750,000	628,899
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		60,561	63,551
Continental Airlines Pass-Through Trust,
Series 1999, Class C2
7.26%	03/15/20	[6]	2,261,978	2,522,106
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.54%	08/02/20		2,031,991	2,251,700
Continental Airlines Pass-Through Trust,
Series 2000-2 A1
7.71%	10/02/22		1,056,913	1,185,063
Continental Airlines Pass-Through Trust,
Series 2001-1, Class A-1
6.70%	06/15/21		175,997	188,317
Continental Airlines Pass-Through Trust,
Series 2007, Class 1A
5.98%	04/19/22		2,683,191	3,042,202
Continental Airlines Pass-Through Trust,
Series 2012-1, Class B
6.25%	04/11/20		63,598	67,553
Delta Air Lines Pass-Through Trust,
Series 2002, Class G1
6.72%	01/02/23		1,125,978	1,318,802
JetBlue Airways Pass-Through Trust,
Series 2004, Class G2
0.71%	11/15/16	[2]	1,200,000	1,180,800

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		$1,899,511	$2,101,334
US Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		1,315,875	1,501,743
US Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		111,789	128,069

				22,582,774

Total Corporates
(Cost $343,501,387)				349,741,459

FOREIGN GOVERNMENT OBLIGATIONS — 1.07%
Foreign Government Obligations — 1.07%
Brazilian Government International Bond
(Brazil)
4.88%	01/22/21	[3]	2,250,000	2,365,313
Colombia Government International Bond
(Colombia)
4.38%	07/12/21	[3]	1,200,000	1,276,200
Croatia Government International Bond,
Series REGS (Croatia)
6.62%	07/14/20	[3]	1,200,000	1,336,500
El Salvador Government International Bond,
Series REGS (El Salvador)
7.38%	12/01/19	[3]	600,000	652,125
Export Credit Bank of Turkey (Turkey)
5.00%	09/23/21	[3,4]	1,200,000	1,206,000
Hazine Mustesarligi Varlik Kiralama AS
(Turkey)
4.56%	10/10/18	[3,4]	1,200,000	1,260,000
Hungary Government International Bond
(Hungary)
5.75%	11/22/23	[3]	1,250,000	1,441,250
Lithuania Government International Bond,
Series REGS (Lithuania)
7.38%	02/11/20	[3]	350,000	431,749
Magyar Export-Import Bank Zrt (Hungary)
4.00%	01/30/20	[3,4]	900,000	921,420
Mexico Government International Bond,
Series G (MTN) (Mexico)
3.50%	01/21/21	[3]	1,350,000	1,408,725
Panama Government International Bond
(Panama)
5.20%	01/30/20	[3]	1,600,000	1,787,000
Perusahaan Penerbit SBSN, Indonesia III
(Indonesia)
4.35%	09/10/24	[3,4]	750,000	772,650
Philippine Government International Bond
(Philippines)
4.20%	01/21/24	[3]	1,450,000	1,631,395

See accompanying notes to Schedule of Portfolio Investments.

119 / Annual Report March 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations
(continued)
Romanian Government International Bond,
Series REGS (Romania)
4.88%	01/22/24	[3]	$1,200,000	$1,332,000
Russian Foreign Bond - Eurobond,
Series REGS (Russia)
5.00%	04/29/20	[3]	900,000	912,375
South Africa Government International Bond
(South Africa)
4.66%	01/17/24	[3]	1,650,000	1,753,125
Sri Lanka Government International Bond,
Series REGS (Sri Lanka)
6.00%	01/14/19	[3]	700,000	720,580
Venezuela Government International Bond
Series REGS (Venezuela)
7.75%	10/13/19	[3]	1,500,000	547,500

Total Foreign Government Obligations
(Cost $22,265,608)				21,755,907

MORTGAGE-BACKED — 48.43%**
Commercial Mortgage-Backed — 14.46%
Banc of America Commercial Mortgage Trust,
Series 2006-5, Class A4
5.41%	09/10/47		8,750,000	9,049,596
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-3, Class AM
4.73%	07/10/43		8,400,000	8,453,185
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-6, Class A4
5.18%	09/10/47	[2]	85,996	86,913
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		298,698	298,353
Bayview Commercial Asset Trust,
Series 2004-2, Class A
0.60%	08/25/34	[2,4]	2,321,657	2,219,518
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-PWR3, Class E
5.00%	02/11/41	[2]	1,516,084	1,517,403
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-PWR4,
Class A3
5.47%	06/11/41	[2]	24,550	24,541
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005 PWR9,
Class A4A
4.87%	09/11/42		6,789,881	6,823,650
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-PW14,
Class A3
5.21%	12/11/38		239,779	241,189

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage
Securities Trust, Series 2006-T22,
Class A4
5.58%	04/12/38	[2]	$109,819	$112,687
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW16,
Class A2
5.66%	06/11/40	[2]	2,692,573	2,726,616
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW17,
Class A3
5.74%	06/11/50		139,980	140,246
CD Commercial Mortgage Trust,
Series 2007-CD4, Class A1A
5.29%	12/11/49	[2]	2,334,834	2,440,793
Citigroup Commercial Mortgage Trust,
Series 2005-C3, Class AJ
4.96%	05/15/43	[2]	1,426,931	1,426,120
Citigroup Commercial Mortgage Trust,
Series 2007-FL3A, Class B
0.34%	04/15/22	[2,4]	1,043,230	1,042,974
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
2.20%	09/10/45	[2,4]	72,893,734	7,104,333
Commercial Mortgage Pass-Through
Certificates, Series 2007-C9, Class AAB
5.80%	12/10/49	[2]	1,578,456	1,594,809
Commercial Mortgage Pass-Through
Certificates, Series 2010-C1, Class A1
3.16%	07/10/46	[4]	1,636,911	1,646,189
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[2]	1,905,894	2,013,050
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2007-C5, Class A3
5.69%	09/15/40	[2]	3,148,633	3,195,264
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C5,
Class A4
5.10%	08/15/38	[2]	33,989	34,090
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C6,
Class A4
5.23%	12/15/40	[2]	59,042	59,555
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[4]	5,021,760	5,048,780
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,4]	2,959,507	2,973,417
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A1
3.74%	11/10/46	[4]	9,223,544	9,383,846
DBUBS Mortgage Trust, Series 2011-LC2A,
Class A2
3.39%	07/10/44	[4]	6,215,574	6,363,616

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 120

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
DBUBS Mortgage Trust, Series 2011-LC3A,
Class A2
3.64%	08/10/44		$7,460,000	$7,658,876
GE Business Loan Trust, Series 2003-2A,
Class A
0.54%	11/15/31	[2,4]	1,681,970	1,620,754
GE Business Loan Trust, Series 2006-2A,
Class A
0.36%	11/15/34	[2,4]	9,538,460	9,115,000
GE Capital Commercial Mortgage Corp.
2005-C4 A3A
5.32%	11/10/45	[2]	2,717,919	2,716,579
GE Commercial Mortgage Corp.,
Series 2007-C1, Class A1A
5.48%	12/10/49	[2]	8,243,084	8,806,489
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1, Class AM
5.29%	11/10/45	[2]	3,000,000	3,070,983
GS Mortgage Securities Trust,
Series 2006-GG6, Class AAB
5.55%	04/10/38	[2]	1,212,649	1,218,136
GS Mortgage Securities Trust,
Series 2010-C1, Class A1
3.68%	08/10/43	[4]	5,799,294	6,014,294
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2004-CBX,
Class AJ
4.95%	01/12/37	[2]	2,204,493	2,210,778
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2004-LN2,
Class A2
5.12%	07/15/41		2,958,868	2,962,132
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-CB12,
Class A4
4.90%	09/12/37		78,085	78,389
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-CB13,
Class A3A1
5.26%	01/12/43	[2]	579,176	579,165
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-LDP5,
Class A4
5.23%	12/15/44	[2]	4,221,663	4,268,824
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-LPD4,
Class A4
4.92%	10/15/42	[2]	1,447,522	1,456,584
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-CB14,
Class A4
5.48%	12/12/44	[2]	3,013,304	3,077,349

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-CB14,
Class ASB
5.51%	12/12/44	[2]	$17,933	$18,021
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-CB17,
Class ASB
5.42%	12/12/43		54,732	55,828
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP8,
Class A1A
5.40%	05/15/45		8,441,192	8,804,095
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class AMS
5.34%	05/15/47		2,200,000	2,225,704
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-C1,
Class ASB
5.86%	02/15/51		264,995	277,270
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-CB19,
Class ASB
5.68%	02/12/49	[2]	141,484	146,750
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-C1,
Class A1
3.85%	06/15/43	[4]	454,172	454,451
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-CNTR,
Class A1
3.30%	08/05/32	[4]	2,670,266	2,794,180
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-CNTR,
Class A2
4.31%	08/05/32	[4]	5,485,000	6,053,395
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class A2
3.67%	02/15/46	[4]	6,578,041	6,754,825
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-PLSD,
Class A2
3.36%	11/13/44	[4]	2,800,000	2,893,957
LB-UBS Commercial Mortgage Trust,
Series 2004-C6, Class F
5.21%	08/15/36	[2]	1,510,000	1,514,600
LB-UBS Commercial Mortgage Trust,
Series 2005-C7, Class A4
5.20%	11/15/30	[2]	2,716,189	2,733,546
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.16%	02/15/31		6,747,489	6,848,829

See accompanying notes to Schedule of Portfolio Investments.

121 / Annual Report March 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A2
5.30%	11/15/38		$8,526,699	$8,608,713
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2005-2A, Class 1A
0.42%	09/25/30	[2,4]	3,919,836	3,688,060
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2006-2A, Class 1A
0.37%	09/25/36	[2,4]	4,606,688	4,324,552
Merrill Lynch Mortgage Trust, Series
2005-CIP1, Class AM
5.11%	07/12/38	[2]	7,187,000	7,260,088
ML-CFC Commercial Mortgage Trust,
Series 2006-4, Class A1A
5.17%	12/12/49		5,336,467	5,609,854
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		947,000	966,261
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,360,000	1,397,549
Morgan Stanley Capital I Trust,
Series 2001-C3, Class A2
3.22%	08/15/49		131,822	135,514
Morgan Stanley Capital I Trust,
Series 2005-IQ9, Class AJ
4.77%	07/15/56		2,530,000	2,534,148
Morgan Stanley Capital I Trust,
Series 2005-T17, Class AJ
4.84%	12/13/41	[2]	1,087,958	1,087,353
Morgan Stanley Capital I Trust,
Series 2006-HQ8, Class A4
5.41%	03/12/44	[2]	4,170,890	4,236,237
Morgan Stanley Capital I Trust,
Series 2006-IQ11, Class A4
5.65%	10/15/42	[2]	2,714,365	2,762,939
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class A4
5.33%	12/15/43		92,462	97,205
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A2
5.61%	04/12/49	[2]	7,001,388	6,994,229
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A2FX
5.59%	04/12/49	[2]	3,287,397	3,284,035
Morgan Stanley Capital I Trust,
Series 2007-HQ12, Class A5
5.67%	04/12/49	[2]	6,810,000	6,841,122
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A2
5.61%	04/15/49		4,571,561	4,604,341

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust,
Series 2007-XLFA, Class C
0.34%	10/15/20	[2,4]	$42,814	$42,514
Morgan Stanley Capital I Trust,
Series 2011-C1, Class A2
3.88%	09/15/47	[4]	3,700,000	3,755,398
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.24%	03/15/45		1,200,000	1,263,757
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A3
3.06%	05/10/63		5,880,000	6,126,931
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.12%	07/15/42	[2]	293,054	293,739
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4
5.27%	12/15/44	[2]	4,673,264	4,732,631
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C30, Class A3
5.25%	12/15/43		10,284,342	10,460,951
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C30, Class A4
5.30%	12/15/43		6,800,000	6,901,381
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C32, Class A2
5.70%	06/15/49	[2]	5,045,393	5,077,389
Wells Fargo Commercial Mortgage Trust,
Series 2010-C1, Class A2
4.39%	11/15/43	[4]	4,555,000	5,047,676
WF-RBS Commercial Mortgage Trust,
Series 2010-C8, Class A3
3.00%	08/15/45		1,380,000	1,434,941
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A2
3.79%	02/15/44	[4]	1,100,000	1,116,364
WF-RBS Commercial Mortgage Trust,
Series 2011-C4, Class A2
3.45%	06/15/44	[4]	7,500,000	7,680,021
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A2
2.68%	11/15/44		110,000	112,463
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.98%	11/15/44	[2,4]	28,851,650	2,469,068
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class A3
2.87%	11/15/45		1,185,000	1,220,854

				294,618,794

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 122

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 30.29%
Aames Mortgage Investment Trust,
Series 2006-1, Class A4
0.73%	04/25/36	[2]	$2,082,000	$1,786,342
Accredited Mortgage Loan Trust,
Series 2006-1, Class A4
0.45%	04/25/36	[2]	7,000,000	6,087,760
ACE Securities Corp., Series 2003-MH1,
Class B1
6.50%	08/15/30	[2,4]	13,686	13,988
ACE Securities Corp., Series 2006-OP2,
Class A2C
0.32%	08/25/36	[2]	872,395	647,435
ACE Securities Corp., Series 2007-ASP1,
Class A2D
0.55%	03/25/37	[2]	4,130,076	2,538,485
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
2.44%	08/25/35	[2]	5,102,225	4,811,418
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21
0.40%	09/25/35	[2]	775,346	748,730
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
2.70%	03/25/37	[2]	9,014,365	7,716,986
American Home Mortgage Investment Trust,
Series 2007-1, Class GA1C
0.36%	05/25/47	[2]	832,961	598,372
Asset-Backed Funding Certificates,
Series 2007-NC1, Class A2
0.47%	05/25/37	[2,4]	6,032,000	4,485,340
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
1.17%	06/25/37	[2]	3,878,870	2,982,404
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
1.15%	12/25/34	[2]	2,851,219	2,547,122
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE1, Class A4
0.47%	01/25/36	[2]	5,000,000	4,342,007
Banc of America Alternative Loan Trust,
Series 2003-3, Class A4
5.75%	05/25/33		1,039,994	1,070,188
Banc of America Alternative Loan Trust,
Series 2003-4, Class 1A5
5.50%	06/25/33		1,052,857	1,088,315
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		2,400,664	2,462,807
Banc of America Alternative Loan Trust,
Series 2003-9, Class 1CB5
5.50%	11/25/33		1,029,059	1,053,820

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust,
Series 2005-2, Class 4A1
5.50%	03/25/20		$163,101	$164,358
Banc of America Funding Corp.,
Series 2004-B, Class 5A1
2.82%	11/20/34	[2]	933,668	897,407
Banc of America Funding Corp.,
Series 2006-D, Class 3A1
2.82%	05/20/36	[2]	3,387,452	3,028,324
Banc of America Funding Corp.,
Series 2006-G, Class 2A1
0.40%	07/20/36	[2]	5,145,611	4,824,669
Banc of America Funding Corp.,
Series 2006-G, Class 2A4
0.47%	07/20/36	[2]	5,050,000	4,722,144
Banc of America Funding Corp.,
Series 2006-H, Class 2A3
2.78%	09/20/46	[2]	1,847,193	1,582,726
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-3, Class A4
4.67%	07/10/43		2,473,411	2,472,597
Banc of America Mortgage Securities, Inc.,
Series 2005-K, Class 2A1
2.68%	12/25/35	[2]	5,138,039	4,576,908
BCAP LLC Trust, Series 2007-AA1,
Class 2A1
0.35%	03/25/37	[2]	8,814,257	7,525,216
BCAP LLC Trust, Series 2009-RR4,
Class 1A1
9.50%	06/26/37	[4]	1,482,167	1,600,851
BCAP LLC Trust, Series 2012-R11,
Class 11A1
2.61%	09/26/36	[2,4]	1,763,694	1,780,385
BCAP LLC Trust, Series 2013-RR2,
Class 6A1
2.65%	06/26/37	[2,4]	607,476	607,063
BCAP LLC Trust, Series 2015-RR2,
Class 23A1
0.38%	03/28/37	[2,4]	7,031,144	6,869,683
Bear Stearns ALT-A Trust, Series 2005-2,
Class 2A4
2.52%	04/25/35	[2]	6,157,856	5,911,767
Bear Stearns ALT-A Trust, Series 2005-7,
Class 25A1
2.60%	09/25/35	[2]	100,167	78,242
Bear Stearns ARM Trust, Series 2005-2,
Class A1
2.68%	03/25/35	[2]	586,524	593,770
Bear Stearns ARM Trust, Series 2005-9,
Class A1
2.41%	10/25/35	[2]	9,837,855	9,721,330

See accompanying notes to Schedule of Portfolio Investments.

123 / Annual Report March 2015

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March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust,
Series 2005-AC6, Class 1A3
5.50%	09/25/35	[2]	$1,213,618	$1,224,807
Bear Stearns Asset-Backed Securities Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36		301,914	272,208
Bear Stearns Asset-Backed Securities Trust,
Series 2006-HE9, Class 1A2
0.32%	11/25/36	[2]	2,575,245	2,108,286
Centex Home Equity Loan Trust,
Series 2005-D, Class M1
0.60%	10/25/35	[2]	302,369	301,981
Centex Home Equity Loan Trust,
Series 2006-A, Class AV4
0.42%	06/25/36	[2]	8,450,000	7,725,539
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 8A1
2.52%	02/25/37	[2]	3,140,329	3,178,440
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
0.43%	11/25/35	[2]	142,710	102,936
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class MV1
0.82%	08/25/35	[2]	361,774	359,075
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR3, Class 1A2A
5.26%	06/25/36	[2]	919,852	880,339
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-HE2, Class A2D
0.41%	08/25/36	[2]	2,300,000	1,847,130
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-NC1, Class A2C
0.31%	08/25/36	[2]	3,458,308	3,123,997
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A2A
0.32%	08/25/36	[2]	286,014	279,343
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH1, Class A4
0.37%	01/25/37	[2]	4,000,000	3,719,058
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.35%	03/25/37	[2]	1,189,499	1,169,163
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A4
0.52%	03/25/37	[2]	10,233,000	9,374,758
Citigroup Mortgage Loan Trust, Inc.,
Series 2010-9, Class 5A (STEP)
5.42%	03/25/37	[4]	290,000	295,774
Conseco Financial Corp., Series 1998-6,
Class A8
6.66%	06/01/30		71,906	76,847

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust,
Series 2005-76, Class 1A1
1.61%	01/25/36	[2]	$4,920,864	$4,664,440
Countrywide Alternative Loan Trust,
Series 2006-HY12, Class A5
3.56%	08/25/36	[2]	4,532,000	4,377,085
Countrywide Alternative Loan Trust,
Series 2007-HY5R, Class 2A1A
2.91%	03/25/47	[2]	34,348	34,143
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB7,
Class 3A
2.38%	11/20/34	[2]	173,483	169,617
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-4,
Class 4A1
0.46%	02/25/35	[2]	55,827	47,473
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
0.47%	05/25/35	[2]	217,414	187,603
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-J2,
Class 2A1
0.82%	07/25/37	[2]	2,919,528	1,965,969
Countrywide Home Loans, Series 2005-3,
Class 1A2
0.46%	04/25/35	[2]	3,325,715	2,929,362
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2003-AR26, Class
3A1
2.48%	11/25/33	[2]	2,615,816	2,626,729
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2005-11, Class 1A1
6.50%	12/25/35		1,219,939	972,528
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2006-8, Class 3A1
6.00%	10/25/21		519,669	507,924
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR5,
Class 9A1
2.17%	06/25/34	[2]	809,848	803,408
Credit Suisse Mortgage Trust,
Series 2013-3R, Class 5A1
2.51%	10/27/36	[2,4]	1,444,080	1,445,845
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB1,
Class AF4 (STEP)
3.45%	01/25/36		2,837,322	2,159,726
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF3 (STEP)
3.62%	12/25/36		1,000,000	701,432

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 124

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB3,
Class AV4
0.43%	03/25/36	[2]	$2,900,000	$1,954,745
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB9,
Class A2
0.28%	11/25/36	[2]	7,332,663	4,228,373
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR2,
Class A2
0.40%	02/25/37	[2]	1,992,821	1,107,707
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-BR4,
Class A2B
0.37%	05/25/37	[2]	3,689,150	2,437,886
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF2 (STEP)
4.09%	01/25/37		312,745	166,098
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2B (STEP)
4.58%	02/25/37		4,230,545	3,185,571
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2C (STEP)
4.58%	02/25/37		2,267,027	1,706,861
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB3,
Class A3 (STEP)
4.03%	03/25/37		4,030,102	2,388,057
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB4,
Class A1A
0.26%	04/25/37	[2]	7,159,430	6,045,323
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1 (STEP)
0.23%	04/25/37	[2]	2,768,842	1,877,506
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-NC1,
Class A2B
0.32%	12/25/36	[2]	4,338,054	2,536,447
DBRR Trust, Series 2013-EZ2, Class A
0.85%	02/25/43	[2,4]	574,892	574,845
Deutsche Mortgage Securities, Inc.,
Series 2010-RS2, Class A3
3.71%	06/28/47	[2,4]	2,653,809	2,663,775
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2005-AR6,
Class 2A1A
0.47%	10/19/45	[2]	10,443,734	9,198,395

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2006-AR2,
Class 2A1A
0.38%	10/19/36	[2]	$9,659,980	$7,890,271
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2007-AR1,
Class 2A1A
0.32%	04/19/48	[2]	3,816,881	3,205,127
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
0.54%	01/19/45	[2]	1,926,141	1,610,808
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FFA, Class M2
(STEP)
5.98%	03/25/25		47,297	48,887
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF18, Class A2D
0.38%	12/25/37	[2]	2,761,056	1,877,084
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF1, Class A2D
0.39%	01/25/38	[2]	8,072,730	5,324,991
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2B
0.27%	03/25/37	[2]	1,117,077	716,914
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	2,165,223	2,122,828
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A3
2.20%	09/25/34	[2]	3,329,439	3,264,249
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA7, Class 1A1
2.20%	02/25/35	[2]	527,301	470,527
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA10, Class 1A1
2.24%	12/25/35	[2]	4,264,959	3,710,489
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA12, Class 2A1
2.29%	02/25/36	[2]	6,889,556	5,616,593
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA2, Class 2A1
2.26%	04/25/35	[2]	8,611,699	8,498,266
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA7, Class 2A1
2.24%	09/25/35	[2]	4,608,475	4,188,268
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA9, Class 2A1
2.25%	11/25/35	[2]	6,434,145	5,497,533
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA1, Class 1A1
2.24%	03/25/36	[2]	6,802,742	5,697,425
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA7, Class A1
2.25%	01/25/37	[2]	9,846,623	8,138,883

See accompanying notes to Schedule of Portfolio Investments.

125 / Annual Report March 2015

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities,
Series 2005-AA3, Class 3A1
2.26%	05/25/35	[2]	$4,452,149	$4,277,362
First Horizon Asset Securities, Inc.,
Series 2004-AR5, Class 2A1
2.58%	10/25/34	[2]	132,915	131,221
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
2.62%	09/25/35	[2]	7,651,779	7,021,410
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
2.56%	10/25/35	[2]	409,415	361,276
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
2.61%	11/25/35	[2]	6,574,772	6,193,596
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
2.60%	08/25/37	[2]	411,677	341,164
GE Business Loan Trust, Series 2007-1A,
Class A
0.34%	04/16/35	[2,4]	8,523,508	8,079,050
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 2A1
2.94%	09/19/35	[2]	3,803,535	3,330,440
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
2.94%	09/19/35	[2]	6,629,351	6,393,654
GMAC Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.98%	04/19/36	[2]	7,290,221	6,512,580
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,4]	23,145	24,386
GreenPoint Mortgage Funding Trust,
Series 2005-HY1, Class 2A
0.46%	07/25/35	[2]	8,347,426	7,609,247
GreenPoint Mortgage Funding Trust,
Series 2006-AR8, Class 1A2A
0.35%	01/25/47	[2]	405,411	389,826
GSAA Home Equity Trust, Series 2006-4,
Class 4A2
0.40%	03/25/36	[2]	816,031	735,113
GSAA Trust, Series 2006-2, Class 2A3
0.71%	12/25/35	[2]	212,191	211,765
GSAMP Trust, Series 2006-FM3, Class A2C
0.37%	11/25/36	[2]	8,344,599	4,846,902
GSR Mortgage Loan Trust, Series 2005-4F,
Class 4A3
5.50%	05/25/35		142,298	146,621
GSR Mortgage Loan Trust, Series 2005-7F,
Class 3A3 (IO)
5.33%	09/25/35	[2]	87,627	7,873

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2005-AR4,
Class 5A1
5.25%	07/25/35	[2]	$4,389,454	$4,223,930
GSR Mortgage Loan Trust, Series 2005-AR6,
Class 2A1
2.67%	09/25/35	[2]	1,636,099	1,645,271
GSR Mortgage Loan Trust, Series 2006-AR2,
Class 2A1
2.53%	04/25/36	[2]	727,942	663,529
GSR Mortgage Loan Trust, Series 2007-AR2,
Class 5A1A
5.12%	05/25/47	[2]	3,132,670	2,813,554
Impac CMB Trust, Series 2005-2, Class 1A1
0.69%	04/25/35	[2]	9,945,074	9,205,578
IndyMac Index Mortgage Loan Trust,
Series 2005-AR15, Class A1
4.54%	09/25/35	[2]	3,383,461	2,924,527
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
4.65%	10/25/35	[2]	6,199,891	5,304,294
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 1A21
4.80%	12/25/35	[2]	4,329,606	3,424,420
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
0.44%	10/25/36	[2]	12,555,094	8,447,795
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
0.38%	05/25/46	[2]	6,601,393	5,728,717
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
2.60%	05/25/36	[2]	1,170,472	990,774
IndyMac Index Mortgage Loan Trust,
Series 2007-AR5, Class 2A1
2.68%	05/25/37	[2]	2,202,704	1,727,061
IndyMac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28		95,717	99,687
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class MV1
0.40%	11/25/36	[2]	8,500,000	7,896,364
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH5, Class A4
0.33%	05/25/37	[2]	1,773,000	1,598,281
JPMorgan Mortgage Trust, Series 2005-A6,
Class 7A1
2.53%	08/25/35	[2]	152,882	145,355
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
2.64%	05/25/36	[2]	112,614	94,127
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2
5.88%	06/25/21		995,012	996,563

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 126

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2007-S1,
Class 1A2
5.50%	03/25/22		$700,428	$698,690
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A3
4.35%	04/15/40		27,413	28,929
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2007-2A, Class 1A4
0.42%	06/25/37	[2,4]	8,250,977	7,279,218
Lehman XS Trust, Series 2005-4,
Class 1A3
0.97%	10/25/35	[2]	306,375	286,737
Lehman XS Trust, Series 2006-1,
Class 1A1
0.42%	02/25/36	[2]	3,727,880	3,553,039
Luminent Mortgage Trust, Series 2007-2,
Class 1A3
0.39%	05/25/37	[2]	1,576,168	1,444,539
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
2.04%	11/25/33	[2]	636,618	654,324
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
4.51%	10/25/34	[2]	1,350,121	1,346,871
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.14%	04/25/34	[2]	213,993	206,026
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 4A1
2.63%	02/25/36	[2]	321,318	316,572
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A2
0.28%	03/25/47	[2]	2,780,456	2,728,153
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
0.45%	05/25/37	[2]	3,150,000	2,115,616
Merrill Lynch Alternative Note Asset,
Series 2007-A3, Class A2D
0.50%	04/25/37	[2]	883,581	143,677
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2006-FF13, Class A2C
0.33%	10/25/36	[2]	1,529,224	1,120,020
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2B
0.34%	05/25/37	[2]	4,046,129	2,414,475
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A4
0.42%	07/25/37	[2]	1,807,111	1,113,674
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A6, Class 2A
2.52%	10/25/33	[2]	624,247	605,206

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors, Inc.,
Series 2007-2, Class 1A1
2.62%	08/25/36	[2]	$5,266,312	$4,890,519
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		107,153	128,505
Morgan Stanley Capital I Trust,
Series 2006-HE1, Class A4
0.46%	01/25/36	[2]	7,810,000	6,981,477
Morgan Stanley Capital, Inc.,
Series 2006-NC2, Class A2D
0.46%	02/25/36	[2]	5,711,122	5,016,724
Morgan Stanley Home Equity Loan Trust,
Series 2006-2, Class A4
0.45%	02/25/36	[2]	6,000,000	5,550,987
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.05%	09/25/34	[2]	1,455,783	1,425,551
Morgan Stanley Mortgage Loan Trust,
Series 2005-6AR, Class 1A1
0.45%	11/25/35	[2]	335,433	325,155
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21		554,245	538,822
Morgan Stanley Resecuritization Trust,
Series 2013-R3, Class 12A
2.82%	01/26/47	[2,4]	724,171	725,853
Morgan Stanley Resecuritization Trust,
Series 2014-R9, Class 3A
0.96%	11/26/46	[2,4]	7,815,219	7,526,997
MortgageIT Trust, Series 2005-2, Class 2A
1.82%	05/25/35	[2]	6,246,583	6,166,152
MortgageIT Trust, Series 2005-4, Class A1
0.45%	10/25/35	[2]	4,083,322	3,732,540
MortgageIT Trust, Series 2005-5, Class A1
0.43%	12/25/35	[2]	1,383,902	1,223,741
New Century Home Equity Loan Trust,
Series 2005-2, Class M1
0.60%	06/25/35	[2]	2,205,234	2,196,172
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
0.50%	02/25/36	[2]	1,509,000	1,369,024
New York Mortgage Trust, Series 2005-3,
Class A1
0.41%	02/25/36	[2]	2,434,204	2,262,641
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
3.07%	08/25/35	[2]	8,629,700	8,217,493
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
0.48%	06/25/47	[2]	5,152,000	3,460,395

See accompanying notes to Schedule of Portfolio Investments.

127 / Annual Report March 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc.,
Series 2005-QA13, Class 2A1
3.55%	12/25/35	[2]	$5,309,055	$4,591,170
Residential Accredit Loans, Inc.,
Series 2005-QA4, Class A41
2.94%	04/25/35	[2]	569,404	564,439
Residential Accredit Loans, Inc.,
Series 2005-QA7, Class A21
2.91%	07/25/35	[2]	3,298,329	2,976,979
Residential Accredit Loans, Inc.,
Series 2005-QA8, Class CB21
3.18%	07/25/35	[2]	2,303,500	1,919,854
Residential Accredit Loans, Inc.,
Series 2005-SP1, Class 4A1
7.00%	09/25/34		258,374	281,063
Residential Accredit Loans, Inc.,
Series 2006-QS13, Class 2A1
5.75%	09/25/21		427,750	416,104
Residential Accredit Loans, Inc.,
Series 2006-QS16, Class A6
6.00%	11/25/36		1,405,514	1,103,952
Residential Accredit Loans, Inc.,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[2]	6,114,331	46,226
Residential Asset Mortgage Products, Inc.,
Series 2006-RS3, Class A3
0.37%	05/25/36	[2]	62,222	61,190
Residential Asset Securities Corp.,
Series 2004-KS9, Class AII4
0.77%	10/25/34	[2]	27,183	20,219
Residential Asset Securities Corp.,
Series 2005-KS12, Class A3
0.49%	01/25/36	[2]	1,917,698	1,902,232
Residential Asset Securities Corp.,
Series 2006-A9CB, Class A9
6.00%	09/25/36		7,887,027	5,488,887
Residential Funding Mortgage Securities I,
Inc., Series 2007-SA2, Class 1A
3.16%	04/25/37	[2]	526,579	367,413
Soundview Home Equity Loan Trust,
Series 2007-WMC1, Class 3A3
0.43%	02/25/37	[2]	1,303,156	595,721
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
2.48%	09/25/34	[2]	2,022,909	2,020,726
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-2, Class 4A2
2.51%	03/25/34	[2]	3,034,026	2,949,856
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-12, Class 3A1
2.40%	06/25/35	[2]	3,808,552	3,580,489

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-21, Class 2A
2.42%	11/25/35	[2]	$3,639,761	$3,087,569
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-7, Class 1A3
2.48%	04/25/35	[2]	8,891,753	8,506,029
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-11, Class 1A1
0.33%	12/25/36	[2]	369,183	310,091
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 22A1
1.94%	05/25/36	[2]	879,177	564,329
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR5, Class 1A1
0.38%	05/25/46	[2]	765,324	567,030
Structured Asset Securities Corp.,
Series 2002-11A, Class 2A1
2.76%	06/25/32	[2]	169,943	166,249
Structured Asset Securities Corp.,
Series 2003-34A, Class 3A3
2.48%	11/25/33	[2]	225,520	223,020
Structured Asset Securities Corp.,
Series 2005-2XS, Class 2A2
1.67%	02/25/35	[2]	386,593	374,015
Structured Asset Securities Corp.,
Series 2005-4XS, Class 2A1A
1.92%	03/25/35	[2]	4,309,187	4,305,679
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-04, Class 3A1
2.86%	10/25/37	[2]	5,123,365	4,613,860
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-S1, Class 2A1
2.67%	01/25/37	[2]	2,407,227	2,390,442
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-S1, Class 5A1
3.59%	01/25/37	[2]	1,804,682	1,781,571
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2006-AR2, Class A1A
1.07%	04/25/46	[2]	8,877,413	7,023,241
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2007-OA3, Class 2A
0.88%	02/25/47	[2]	1,096,700	778,588
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
0.28%	01/25/37	[2]	4,784,016	2,918,676
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A4
0.53%	04/25/37	[2]	10,185,639	5,490,711
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
0.89%	11/25/34	[2]	477,203	456,488

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 128

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.40%	01/25/35	[2]	$2,118,601	$2,140,552
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
0.59%	05/25/44	[2]	282,377	276,581
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
0.49%	01/25/45	[2]	353,971	337,784
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
0.49%	08/25/45	[2]	1,227,429	1,163,407
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.33%	10/25/35	[2]	4,985,000	4,850,422
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
0.46%	10/25/45	[2]	857,164	804,073
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
2.39%	12/25/35	[2]	93,420	86,366
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
2.34%	12/25/35	[2]	5,092,501	4,866,440
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
0.50%	01/25/45	[2]	2,292,481	2,164,601
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
0.40%	04/25/45	[2]	624,918	593,605
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
0.49%	07/25/45	[2]	535,213	514,276
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
1.06%	05/25/46	[2]	5,424,728	5,050,188
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
1.11%	07/25/46	[2]	11,624,558	9,892,705
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
2.06%	03/25/37	[2]	5,395,786	4,591,704
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY6, Class 2A1
2.13%	06/25/37	[2]	2,098,536	1,869,237
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA2, Class 1A
0.83%	03/25/47	[2]	11,446,079	9,039,095
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
0.88%	06/25/47	[2]	3,609,126	3,125,969

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		$102,982	$100,350
Wells Fargo Home Equity Trust,
Series 2006-2, Class A3
0.31%	07/25/36	[2]	38,799	38,669
Wells Fargo Home Equity Trust,
Series 2007-1, Class A3
0.49%	03/25/37	[2]	4,690,000	3,305,215
Wells Fargo Mortgage-Backed Securities
Trust, Series 2005-AR16, Class 7A1
5.24%	10/25/35	[2]	3,520,925	3,494,074
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A2
2.63%	07/25/36	[2]	215,228	208,664
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR14, Class 2A1
2.62%	10/25/36	[2]	2,977,116	2,767,036
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR17, Class A1
2.61%	10/25/36	[2]	1,139,366	1,088,309
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR2, Class 2A1
2.62%	03/25/36	[2]	5,434,622	5,427,237
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR8, Class 3A2
2.60%	04/25/36	[2]	5,200,344	5,050,837

				617,151,987

U.S. Agency Mortgage-Backed — 3.68%
Fannie Mae Pool 468048
4.41%	05/01/21		1,738,059	1,972,996
Fannie Mae Pool 468861
3.84%	08/01/21		4,085,597	4,474,311
Fannie Mae Pool AD0150
5.18%	05/01/19		329,152	369,808
Fannie Mae Pool AD0791
4.76%	02/01/20		254,023	283,531
Fannie Mae Pool AD0851
4.37%	02/01/20		467,654	519,764
Fannie Mae Pool AE0134
4.40%	02/01/20		890,000	997,888
Fannie Mae Pool AE0600
3.98%	11/01/20		299,045	329,330
Fannie Mae Pool AE0918
3.66%	10/01/20		359,544	392,240
Fannie Mae Pool AL0151
4.38%	04/01/21		472,637	530,608
Fannie Mae Pool AL0600
4.30%	07/01/21		135,614	152,562

See accompanying notes to Schedule of Portfolio Investments.

129 / Annual Report March 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL1598
3.43%	03/01/22		$4,166,037	$4,467,820
Fannie Mae Pool AL2293
4.38%	06/01/21		4,930,469	5,539,801
Fannie Mae Pool AL3594
2.70%	04/01/23		1,411,540	1,457,141
Fannie Mae Pool AM4125
3.74%	08/01/23		3,005,000	3,282,005
Fannie Mae Pool FN0000
3.58%	09/01/20		462,546	501,204
Fannie Mae Pool FN0002
3.31%	12/01/17		3,018,130	3,165,275
Fannie Mae Pool FN0004
3.63%	12/01/20		851,526	926,564
Fannie Mae Pool FN0005
3.38%	11/01/20		748,570	805,163
Fannie Mae REMICS, Series 2003-64,
Class KS
9.42%	07/25/18	[2]	14,638	15,850
Fannie Mae REMICS, Series 2006-8,
Class HJ (IO)
6.43%	03/25/36	[2]	2,922,535	547,678
Fannie Mae REMICS, Series 2007-52,
Class LS (IO)
5.88%	06/25/37	[2]	141,531	23,149
Fannie Mae REMICS, Series 2007-88,
Class JI (IO)
6.28%	04/25/37	[2]	2,470,425	477,615
Fannie Mae REMICS, Series 2008-62,
Class SN (IO)
6.03%	07/25/38	[2]	691,565	87,718
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
6.43%	10/25/40	[2]	179,861	29,156
Fannie Mae, Series 2003-M2, Class D
4.68%	01/25/33		2,609,307	2,883,468
Fannie Mae, Series 2006-11, Class PS
23.93%	03/25/36	[2]	49,750	75,971
Fannie Mae, Series 2007-77, Class SK (IO)
5.70%	08/25/37	[2]	252,509	34,420
Fannie Mae, Series 2008-18, Class SM (IO)
6.83%	03/25/38	[2]	158,007	26,028
Fannie Mae, Series 2010-35, Class IA (IO)
5.00%	07/25/38		40,930	860
Fannie Mae, Series 2010-M1, Class A2
4.45%	09/25/19		2,231,485	2,474,303
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	584,029	611,441
Fannie Mae, Series 2012-M15, Class A
2.66%	10/25/22	[2]	329,743	338,990

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2012-M2, Class A2
2.72%	02/25/22		$670,000	$694,363
Fannie Mae, Series 2014-M5, Class FA
0.48%	01/25/17		4,416,890	4,421,374
Fannie Mae, Series 2014-M9, Class X1 (IO)
4.02%	04/25/17		25,453,480	1,606,458
Fannie Mae-Aces, Series 2011-M1, Class A3
3.76%	06/25/21		1,750,000	1,908,065
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K004,
Class A2
4.19%	08/25/19		3,055,000	3,362,926
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K005,
Class A2
4.32%	11/25/19		2,915,000	3,233,470
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K007,
Class A2
4.22%	03/25/20		1,525,000	1,692,137
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K014,
Class A2
3.87%	04/25/21		930,000	1,026,224
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K017,
Class A2
2.87%	12/25/21		1,960,000	2,052,839
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K018,
Class A2
2.79%	01/25/22		1,975,000	2,059,647
Freddie Mac REMICS, Series 2711,
Class FA
1.18%	11/15/33	[2]	205,357	209,457
Freddie Mac REMICS, Series 2733,
Class FB
0.78%	10/15/33	[2]	545,000	552,545
Freddie Mac REMICS, Series 3001,
Class HS
16.31%	02/15/35	[2]	20,878	23,579
Freddie Mac REMICS, Series 3327,
Class LZ
6.00%	06/15/37		1,048,558	1,162,810
Freddie Mac REMICS, Series 3404,
Class AS (IO)
5.72%	01/15/38	[2]	175,388	25,405
Freddie Mac REMICS, Series 3828,
Class TF
0.58%	04/15/29	[2]	301,125	302,083
Freddie Mac REMICS, Series 4030,
Class HS (IO)
6.44%	04/15/42	[2]	426,443	78,725

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 130

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3262, Class KS (IO)
6.24%	01/15/37	[2]	$120,135	$19,020
Freddie Mac, Series 3339, Class JS
41.70%	07/15/37	[2]	38,990	76,377
Freddie Mac, Series 3439, Class SC (IO)
5.73%	04/15/38	[2]	136,235	20,532
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[7]	65,879	59,688
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		585,000	593,677
Freddie Mac, Series K702, Class X1 (IO)
1.52%	02/25/18		66,439,905	2,555,352
Freddie Mac, Series KP01, Class X (IO)
3.08%	01/25/19		26,450,036	2,451,072
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39		2,265,057	2,313,628
Ginnie Mae, Series 2011-109, Class AB
2.70%	04/16/43		1,625,167	1,656,311
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		262,548	57,822
Ginnie Mae, Series 2011-152, Class IO (IO)
1.16%	08/16/51		30,807,840	1,441,653
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		618,526	78,862
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	2,016,959	33,756
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[2]	4,551,061	55,216
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		294,906	17,624
Ginnie Mae, Series 2013-135, Class CS (IO)
6.03%	09/16/43	[2]	9,163,568	1,246,887

				74,884,242

Total Mortgage-Backed (Cost $979,089,395)				986,655,023

MUNICIPAL BONDS — 0.81%*
Arizona — 0.12%
Arizona Health Facilities Authority, Banner
Health, Series B
0.98%	01/01/37	[2]	2,590,000	2,345,737

California — 0.01%
State of California, Build America Bonds
7.95%	03/01/36		150,000	184,953

Illinois — 0.41%
City of Chicago, Refunding Taxable Project,
Series E
6.05%	01/01/29		1,550,000	1,576,087

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois (continued)
State of Illinois, Build America Bonds
6.20%	07/01/21		$2,500,000	$2,807,201
State of Illinois, Taxable Bonds
4.95%	06/01/23		3,225,000	3,438,559
State of Illinois, Taxable Pension Bonds
4.35%	06/01/18		565,000	591,623

				8,413,470

New York — 0.27%
City of New York, Build America Bonds,
Series F1
6.65%	12/01/31		3,000,000	3,591,420
New York City Municipal Water Finance
Authority, Build America Bonds, Series SE
6.49%	06/15/42		1,650,000	1,930,615

				5,522,035

Total Municipal Bonds
(Cost $15,509,458)				16,466,195

U.S. AGENCY SECURITIES — 1.37%
U.S. Agency Securities — 1.37%
Federal Farm Credit Bank
0.20%	09/14/16	[2]	3,545,000	3,545,640
0.20%	04/26/17	[2]	4,850,000	4,854,113
0.20%	05/08/17	[2]	13,250,000	13,266,775
0.23%	04/17/17	[2]	3,630,000	3,633,873

Federal Home Loan Bank
0.22%	10/07/15	[2]	2,510,000	2,511,804

Total U.S. Agency Securities
(Cost $27,783,543)				27,812,205

U.S. TREASURY SECURITIES — 0.02%
U.S. Treasury Notes — 0.02%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[8]	460,000	497,120

Total U.S. Treasury Securities
(Cost $496,366)

Total Bonds – 86.21%
(Cost $1,740,357,697)				1,756,133,568

See accompanying notes to Schedule of Portfolio Investments.

131 / Annual Report March 2015

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2015

Issues			Shares	Value
COMMON STOCK — 0.48%
Real Estate Investment Trust (REIT) —
0.48%
American Capital Agency Corp.
0.02%			460,166	$9,815,341
Total Common Stock
(Cost $9,750,173)
Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 9.73%
Money Market Funds — 1.99%
Dreyfus Cash Advantage Fund
0.01%[9]			20,268,000	20,268,000
Morgan Stanley Institutional Fund
0.04%[9]			20,268,000	20,268,000

				40,536,000
U.S. Agency Discount Notes — 6.70%
Federal Home Loan Bank
0.05%[10]	04/06/15		$30,000,000	29,999,880
0.06%[10]	05/27/15		58,273,000	58,270,086
0.07%[10]	04/01/15		43,930,000	43,930,000
0.08%[10]	04/06/15		4,395,000	4,394,982

				136,594,948
U.S. Treasury Bills — 1.04%
U.S. Treasury Bills
0.00%[10]	04/30/15	[11]	246,000	245,994
0.01%[10]	05/07/15	[11]	88,000	87,999
0.02%[10]	04/09/15		20,820,000	20,819,938

				21,153,931
Total Short-Term Investments
(Cost $198,282,663)				198,284,879

Total Investments – 96.42%
(Cost $1,948,390,533)[1]				1,964,233,788

Cash and Other Assets, Less
Liabilities – 3.58%				72,878,510

Net Assets – 100.00%				$2,037,112,298

Contracts	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS

413	U.S. Treasury Five Year Note,
	Expiration June 2015	$747,736

	Net unrealized appreciation	$747,736

Contracts	Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS

38	U.S. Treasury Ultra Bond,
	Expiration June 2015	$(80,827)

	Net unrealized (depreciation)	$(80,827)

Notes:

[1]	Cost for federal income tax purposes is $1,948,410,848 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$26,824,677
Gross unrealized (depreciation)	(11,001,737)

Net unrealized appreciation	$15,822,940

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2015.
[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[5]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[6]	Expected maturity date.
[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2015.
[8]	Inflation protected security. Principal amount reflects original security face amount.
[9]	Represents the current yield as of March 31, 2015.
[10]	Represents annualized yield at date of purchase.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $332,991.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 132

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BONDS — 92.48%
BANK LOANS — 79.30%*
Automotive — 2.70%
Allison Transmission, Inc., Term Loan B3, 1st
Lien
0.00%	08/23/19	[2]	$1,000,000	$997,500
Chrysler Group LLC, Term Loan B
3.50%	05/24/17	[2]	486,670	487,480
Goodyear Tire & Rubber Co., Term Loan,
2nd Lien
4.75%	04/30/19	[2]	416,667	421,615
Henniges Automotive Holdings, Inc.,
Term Loan B, 1st Lien
5.50%	06/03/21	[2]	992,500	1,000,564
Metaldyne, Term Loan B, 1st Lien
4.25%	10/20/21	[2]	982,685	989,259

				3,896,418

Communications — 6.78%
Altice Financing SA, Term Loan B, 1st Lien
5.25%	01/29/22	[2]	1,000,000	1,010,940
Block Communications, Inc.,
Term Loan B, 1st Lien
4.25%	10/31/21	[2]	497,500	499,366
Charter Communications Operating LLC,
Term Loan G, 1st Lien
4.25%	09/12/21	[2]	1,000,000	1,009,725
Cincinnati Bell, Term Loan B, 1st Lien
4.00%	09/10/20	[2]	492,500	492,810
Consolidated Communications, Inc.,
Term Loan B, 1st Lien
4.25%	12/23/20	[2]	493,750	496,451
eResearchTechnology, Inc., Term Loan B,
1st Lien
6.00%	05/02/18	[2]	640,188	640,188
Intelsat Jackson Holdings SA, Term Loan B2,
1st Lien (Luxembourg)
3.75%	06/30/19	[2,3]	481,872	480,607
Level 3 Financing, Inc., Term Loan,
Tranche B 2020, 1st Lien
4.00%	01/15/20	[2]	1,000,000	1,003,545
Media General, Inc., Term Loan B-DD,
1st Lien
4.25%	07/31/20	[2]	979,424	985,300
Mediarena Acquistion BV, Term Loan, 1st Lien
6.75%	08/13/21	[2]	498,747	496,670
Numericable U.S. LLC, Term Loan B1,
1st Lien
4.50%	05/21/20	[2]	534,813	536,947
Numericable U.S. LLC, Term Loan B2,
1st Lien
4.50%	05/21/20	[2]	462,687	464,533

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Univision Communications, Inc.,
Converted Extended Term Loan, 1st Lien
4.00%	03/01/20	[2]	$270,675	$270,554
Univision Communications, Inc.,
Incremental Term Loan 2013
0.00%	03/01/20	[2]	176,366	176,215
WideOpenWest Finance LLC, Term Loan B,
1st Lien
4.75%	04/01/19	[2]	726,428	728,132
Windstream Corp., Term Loan B4, 1st Lien
3.50%	01/23/20	[2]	491,206	492,230

				9,784,213

Consumer Discretionary — 2.54%
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
3.50%	10/25/20	[2]	808,333	810,354
La Quinta Intermediate Holdings LLC,
Term Loan B, 1st Lien
4.00%	04/14/21	[2]	434,717	436,688
Laureate Education, Inc., Term Loan B,
1st Lien,
5.00%	06/15/18	[2]	982,244	923,309
NCL Corp. Ltd., Term Loan B, 1st Lien
(Bermuda)
4.00%	11/19/21	[2,3]	498,750	503,114
Spectrum Brands Holding, Inc., Term Loan,
1st Lien
3.50%	09/04/19	[2]	985,000	987,566

				3,661,031

Consumer Products — 1.18%
Dell, Inc., Term Loan B, 1st Lien
4.50%	04/29/20	[2]	917,138	924,507
Reynolds Group Holdings, Inc.,
Incremental Term Loan
4.50%	12/01/18	[2]	768,548	772,871

				1,697,378

Electric — 9.45%
Chief Power Finance LLC, Term Loan B,
1st Lien
5.75%	12/31/20	[2]	997,500	1,013,709
EFS Cogen Holdings I LLC, Term Loan B,
1st Lien
3.75%	12/17/20	[2]	812,112	815,836
Empire Generating Co. LLC, Term Loan B,
1st Lien
5.25%	03/13/21	[2]	925,435	927,364
Empire Generating Co. LLC, Term Loan C,
1st Lien
5.25%	03/14/21	[2]	65,217	65,353

See accompanying notes to Schedule of Portfolio Investments.

133 / Annual Report March 2015

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Equipower Resources Holdings LLC,
Term Loan C, 1st Lien
4.25%	12/31/19	[2]	$987,443	$987,813
Essential Power LLC, Term Loan B
4.75%	08/08/19	[2]	873,149	880,789
ExGen Texas Power LLC, Term Loan B, 1st
Lien
5.75%	09/16/21	[2]	1,492,083	1,499,544
GIM Channelview Cogeneration LLC,
Term Loan B, 1st Lien
4.25%	05/08/20	[2]	1,289,077	1,295,522
Green Energy Partners/Stonewall LLC,
Term Loan B1, 1st Lien
6.50%	11/12/21	[2]	500,000	505,000
Moxie Liberty LLC (Panda),
Term Loan B1, 1st Lien
7.50%	08/21/20	[2]	1,000,000	1,007,500
Moxie Patriot LLC (Panda),
Term Loan B1, 1st Lien
6.75%	12/19/20	[2]	1,000,000	1,007,500
Panda Temple Power II LLC
7.25%	04/03/19	[2]	280,000	275,800
Pike Corp., Term Loan, 2nd Lien
0.00%	04/06/22	[2]	500,000	497,500
Southeast Powergen LLC, Term Loan B,
1st Lien
4.50%	11/07/21	[2]	498,750	503,426
Utility Services Associates, Term Loan B,
1st Lien
6.75%	10/18/19	[2]	987,500	988,117
Viva Alamo LLC, Term Loan B, 1st Lien
5.25%	02/22/21	[2]	1,374,984	1,364,671

				13,635,444

Energy — 7.34%
Drillships Ocean Ventures, Inc.,
Term Loan B, 1st Lien
5.50%	07/18/21	[2]	497,500	416,656
EMG Utica LLC, Term Loan, 1st Lien
4.75%	03/27/20	[2]	1,100,000	1,032,625
Energy Transfer Equity LP, Term Loan,
1st Lien
4.00%	12/02/19	[2]	1,250,000	1,247,813
EP Energy LLC, Term Loan B2, 1st Lien
4.50%	04/30/19	[2]	187,500	184,453
Foresight Energy LLC, Term Loan, 1st Lien
5.50%	08/21/20	[2]	649,850	642,539
Granite Acquisition, Inc., Term Loan B,
1st Lien
5.00%	10/15/21	[2]	716,595	726,749

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Granite Acquisition, Inc., Term Loan C,
1st Lien
5.00%	10/15/21	[2]	$31,609	$32,057
Harvey Gulf International Marine,
Term Loan B, 1st Lien
5.50%	06/18/20	[2]	1,228,133	859,693
Murray Energy Corp., Term Loan B, 1st Lien
5.25%	12/05/19	[2]	990,000	976,387
Offshore Group Investment Ltd.,
Term Loan B, 1st Lien
5.00%	10/25/17	[2]	371,948	235,140
Offshore Group Investment Ltd.,
Term Loan, 2nd Lien (Cayman Islands)
5.75%	03/28/19	[2,3]	323,400	187,270
Pacific Drilling SA, Term Loan B, 1st Lien
4.50%	06/03/18	[2]	982,500	819,430
Peabody Energy Corp., Term Loan, 1st Lien
4.25%	09/24/20	[2]	985,000	887,426
Pike Corp., Term Loan, 1st Lien
5.50%	12/22/21	[2]	498,750	501,037
Power Buyer LLC, Delayed-Draw Term Loan,
1st Lien
4.25%	05/06/20	[2]	55,686	55,407
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[2]	1,040,239	1,035,038
Seadrill Operating LP, Term Loan B, 1st Lien
(Bermuda)
4.00%	02/21/21	[2,3]	493,750	393,635
TGGT Holdings LLC, Term Loan B
7.50%	11/15/18	[2]	382,386	364,701

				10,598,056

Entertainment — 0.34%
AMC Entertainment, Inc., Term Loan B,
1st Lien
3.50%	04/30/20	[2]	491,228	491,709

Finance — 3.83%
American Beacon Advisors, Inc., Term Loan,
1st Lien
0.00%	03/06/22	[2]	1,000,000	1,005,835
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	03/06/21	[2]	1,000,000	1,002,750
Freif NAP I Holdings III LLC, Term Loan B,
1st Lien
4.75%	03/27/22	[2]	1,271,186	1,272,775
Freif NAP I Holdings III LLC, Term Loan C,
1st Lien
4.75%	03/27/22	[2]	228,814	229,100
Onex Wizard Acquisition Co. I SARL,
Term Loan, 1st Lien
5.25%	03/13/22	[2]	1,500,000	1,515,840

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 134

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
RPI Finance Trust, Term Loan B4, 1st Lien
3.50%	12/11/20	[2]	$498,750	$502,491

				5,528,791

Food — 2.40%
Del Monte Foods Inc., Term Loan, 1st Lien
4.25%	02/18/21	[2]	495,000	472,569
Diamond Foods, Inc., Term Loan B, 1st Lien
4.25%	08/20/18	[2]	495,000	495,389
New Hostess Brands Acquisition LLC, Term
Loan, 1st Lien
6.75%	04/09/20	[2]	990,000	1,010,419
Pinnacle Foods LLC, Term Loan H, 1st Lien
3.00%	04/29/20	[2]	492,500	491,229
Post Holdings, Inc., Term Loan B, 1st Lien
0.00%	06/02/21	[2]	1,000,000	1,001,000

				3,470,606

Gaming — 3.72%
American Casino & Entertainment Properties
LLC, Term Loan B, 1st Lien
4.50%	07/03/19	[2]	421,483	423,853
Boyd Gaming Corp., Term Loan B, 1st Lien
4.00%	08/14/20	[2]	736,017	738,368
CCM Merger, Inc./MotorCity Casino,
Term Loan B, 1st Lien
4.50%	07/18/21	[2]	473,240	475,384
Golden Nugget, Inc., Delayed-Draw
Term Loan, 1st Lien
5.50%	11/21/19	[2]	515,409	519,112
Golden Nugget, Inc., Term Loan B, 1st Lien
5.50%	11/06/19	[2]	1,202,621	1,211,262
Las Vegas Sands LLC, Term Loan B, 1st Lien
3.25%	12/19/20	[2]	987,500	988,009
Penn National Gaming, Inc., Term Loan B
3.25%	10/30/20	[2]	29,625	29,628
Tropicana Entertainment, Inc., Term Loan,
1st Lien
4.00%	11/18/20	[2]	985,000	983,769

				5,369,385

Health Care — 7.56%
Acadia Healthcare Co., Inc.,
Term Loan B, 1st Lien
4.25%	02/06/22	[2]	997,500	1,008,517
Accellent, Inc., Term Loan, 1st Lien
4.50%	03/12/21	[2]	495,000	492,448
Biomet, Inc., Term Loan B2, 1st Lien
3.67%	07/25/17	[2]	464,819	464,951

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Carestream Health (Onex) LLC, Term Loan,
1st Lien
5.00%	06/07/19	[2]	$309,607	$311,112
CHS/Community Health Systems, Inc.,
Term Loan D, 1st Lien
4.25%	01/27/21	[2]	987,500	993,499
DaVita Healthcare Partners, Inc.,
Term Loan B, 1st Lien
3.50%	06/19/21	[2]	992,500	996,157
DJO Finance LLC/DJO Finance Corp.,
Term Loan B
4.25%	09/15/17	[2]	281,385	282,513
Halyard Health, Inc., Term Loan B, 1st Lien
4.00%	10/03/21	[2]	498,750	504,441
INC. Research LLC, Term Loan B, 1st Lien
4.50%	10/31/21	[2]	498,750	503,114
Jazz Pharmaceuticals, Inc.,
Term Loan B, 1st Lien
3.25%	06/12/18	[2]	987,500	991,559
Mallinckrodt International Finance,
Term Loan B1, 1st Lien
3.50%	03/19/21	[2]	746,250	747,339
Pharmaceutical Product Development, Inc.,
2013 Term Loan
4.00%	12/05/18	[2]	195,500	195,853
RegionalCare Hospital Partners, Inc.,
Term Loan, 1st Lien
6.00%	04/21/19	[2]	496,250	498,731
Sage Products Holdings III LLC, Term Loan B,
1st Lien
5.00%	12/13/19	[2]	467,804	472,872
Salix Pharmaceuticals Ltd., Term Loan B,
1st Lien
5.50%	01/02/20	[2]	937,500	939,052
Surgery Center Holdings, Inc., Term Loan, 1st
Lien
5.25%	11/03/20	[2]	498,750	501,246
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
0.00%	03/13/22	[2]	566,265	569,450
Valeant Pharmaceuticals International, Inc.,
Term Loan, Series BF2-DD, Delayed Draw
0.00%	03/13/22	[2]	433,735	436,175

				10,909,029

Industrials — 15.50%
Ardagh Holdings USA, Inc., Term Loan B,
1st Lien
4.00%	12/17/19	[2]	495,000	497,475
B/E Aerospace, Inc., Term Loan B, 1st Lien
4.00%	12/16/21	[2]	997,500	1,006,842

See accompanying notes to Schedule of Portfolio Investments.

135 / Annual Report March 2015

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
BWAY Holding Co., Term Loan B, 1st Lien
5.50%	08/08/20	[2]	$992,500	$1,003,254
Consolidated Container Co. LLC,
Term Loan B, 1st Lien
5.00%	07/03/19	[2]	491,184	488,524
Consolidated Container Co. LLC,
Term Loan B, 2nd Lien
7.75%	01/03/20	[2]	1,000,000	940,000
Excelitas Technologies Corp., Term Loan B,
1st Lien
6.00%	11/02/20	[2]	487,277	490,120
Filtration Group, Inc., Term Loan B, 1st Lien
4.50%	11/20/20	[2]	493,750	497,656
Intelligrated, Inc., Term Loan, 1st Lien
4.50%	07/30/18	[2]	1,479,859	1,471,231
Interline Brands, Inc., Term Loan, 1st Lien
4.00%	03/21/21	[2]	990,000	987,683
Jazz Acquisition, Inc., Term Loan, 1st Lien
0.00%	06/19/21	[2]	496,364	495,589
Jazz Acquisition, Inc., Term Loan, 2nd Lien
7.75%	06/26/22	[2]	1,500,000	1,468,125
Mauser Holding Gmbh, Term Loan, 1st Lien
4.50%	06/30/21	[2]	995,000	989,299
Maxim Crane Works LP, Term Loan B,
2nd Lien
10.25%	11/26/18	[2]	1,000,000	985,000
Multi Packaging Solutions, Inc., Term Loan
4.25%	09/30/20	[2]	495,000	493,763
Multi Packaging Solutions, Inc., Term Loan,
1st Lien
4.25%	09/30/20	[2]	1,990,000	1,986,269
OSG Bulk Ships, Inc.,
Term Loan B-Exit, 1st Lien
5.25%	07/08/19	[2]	496,250	494,079
OSG International, Inc.,
Term Loan B-Exit, 1st Lien
5.75%	07/08/19	[2]	496,250	498,111
Patheon, Inc., Term Loan B, 1st Lien
4.25%	03/11/21	[2]	992,500	989,785
Penn Engineering & Manufacturing Corp.,
Term Loan, 1st Lien
4.50%	08/15/21	[2]	497,500	501,853
PGT, Inc., Term Loan B, 1st Lien
5.25%	09/17/21	[2]	995,000	1,006,194
Ply Gem Industries, Inc., Term Loan, 1st Lien
4.00%	02/01/21	[2]	495,000	491,290
Polarpack, Inc./WNA Holdings, Inc.,
Term Loan B, 1st Lien
4.50%	06/07/20	[2]	162,445	162,851

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Polarpack, Inc./WNA Holdings, Inc.,
Term Loan, 1st Lien
4.50%	06/07/20	[2]	$310,628	$311,405
Polymer Group, Inc., Term Loan B, 1st Lien
5.25%	12/19/19	[2]	990,604	995,557
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20	[2]	673,372	653,171
Tank Holding Corp., Term Loan, 1st Lien
5.25%	07/09/19	[2]	1,000,000	1,005,000
TNT Crane & Rigging, Inc., Term Loan,
1st Lien
5.50%	11/27/20	[2]	987,878	958,241
Zebra Technologies Corp.,
Term Loan B, 1st Lien
4.75%	09/30/21	[2]	488,636	494,927

				22,363,294

Information Technology — 1.10%
Activision Blizzard, Inc., Term Loan, 1st Lien
3.25%	10/12/20	[2]	553,150	556,261
First Data Corp., Extended Term Loan 2021
4.17%	03/24/21	[2]	230,043	231,074
First Data Corp., Term Loan B1, 1st Lien
3.67%	09/24/18	[2]	300,000	300,125
First Data Corp., Term Loan C1, 1st Lien
3.67%	03/23/18	[2]	500,000	500,500

				1,587,960

Insurance — 2.07%
Alliant Holdings I, Inc., Delayed Draw
Term Loan B-DD, 1st Lien
5.00%	12/20/19	[2]	192,222	193,425
Alliant Holdings I, Inc., Term Loan B, 1st Lien
0.00%	12/20/19	[2]	805,711	811,754
AssuredPartners, Inc., Term Loan, 1st Lien
5.00%	04/02/21	[2]	497,501	497,192
AssuredPartners, Inc., Term Loan, 2nd Lien
7.75%	04/02/22	[2]	498,750	481,294
Hyperion Insurance Group Ltd., Term Loan B,
1st Lien
0.00%	03/26/22	[2]	1,000,000	1,007,500

				2,991,165

Materials — 4.83%
Aruba Investments, Inc.,
Term Loan B, 1st Lien
5.25%	01/28/22	[2]	500,000	505,783
Chromaflo Technologies Corp., Term Loan B,
1st Lien
4.50%	12/02/19	[2]	987,500	982,563

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 136

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Materials (continued)
Headwaters, Inc., Term Loan B, 1st Lien
0.00%	03/12/22	[2]	$1,000,000	$1,005,625
Hoffmaster Group, Inc., Term Loan, 2nd Lien
10.00%	05/06/21	[2]	500,000	496,875
Ineos US Finance LLC Term Loan B, 1st Lien
0.00%	03/12/22	[2]	1,000,000	1,002,375
Macdermid, Inc., Term Loan B2, 1st Lien
4.75%	06/07/20	[2]	498,750	502,802
Orion Engineered Carbons,
Term Loan B, 1st Lien
5.00%	07/25/21	[2]	497,500	501,853
Royal Adhesives and Sealants LLC,
Term Loan B, 1st Lien
5.50%	07/26/18	[2]	981,293	986,607
Tata Chemicals North America, Inc.,
Term Loan, 1st Lien
3.75%	08/07/20	[2]	982,500	981,886

				6,966,369

Real Estate Investment Trust (REIT) — 0.66%
Realogy Group LLC
0.03%	10/10/16	[2]	13,798	13,668
Realogy Group LLC, Term Loan B, 1st Lien
3.75%	03/05/20	[2]	932,931	933,225

				946,893

Retail — 2.57%
Container Store, Facility Term Loan
4.25%	04/06/19	[2]	313,612	313,220
Dollar Tree, Inc., Term Loan B, 1st Lien
4.25%	03/09/22	[2]	1,500,000	1,517,603
Hudson’s Bay Co., Term Loan B, 1st Lien
4.75%	11/04/20	[2]	409,500	410,831
PetSmart, Inc., Term Loan B, 1st Lien
5.00%	03/10/22	[2]	1,000,000	1,008,660
Serta Simmons Holdings LLC, Term Loan B,
1st Lien
4.25%	10/01/19	[2]	460,384	462,062

				3,712,376

Services — 2.44%
Bright Horizons Family Solutions, Inc.,
Term Loan B, 1st Lien
4.00%	01/30/20	[2]	491,206	493,399
ESH Hospitality, Inc., Term Loan B, 1st Lien
5.00%	06/06/19	[2]	977,234	987,621
Pods LLC, Term Loan B, 1st Lien
5.25%	02/02/22	[2]	500,000	505,313
Protection One, Term Loan, 1st Lien
4.25%	03/21/19	[2]	786,874	788,845

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services (continued)
Research Now Group, Inc., Term Loan B,
1st Lien
5.50%	03/19/21	[2]	$750,000	$751,875

				3,527,053

Transportation — 2.29%
Air Canada, Term Loan B, 1st Lien (Canada)
5.50%	09/20/19	[2,3]	704,675	714,674
American Airlines, Inc., Term Loan B
3.75%	06/27/19	[2]	982,500	983,360
Delta Air Lines, Inc., Term Loan B, 1st Lien
3.25%	04/20/17	[2]	195,432	195,758
Navios Maritime Partners LP, Term Loan B,
1st Lien (Greece)
5.25%	06/27/18	[2,3]	1,403,383	1,411,274

				3,305,066

Total Bank Loans
(Cost $115,000,101)				114,442,236

CORPORATES — 11.85%*
Banking — 0.34%
Bank of America N.A. (BKNT)
0.57%	06/15/17	[2]	500,000	496,045

Communications — 2.26%
CCOH Safari LLC
5.50%	12/01/22		1,400,000	1,435,000
Verizon Communications, Inc.
2.02%	09/14/18	[2]	1,750,000	1,824,341

				3,259,341

Energy — 2.41%
Blue Racer Midstream LLC/Blue Racer
Finance Corp.
6.12%	11/15/22	[4]	500,000	515,001
Chesapeake Energy Corp.
3.50%	04/15/19	[2]	2,000,000	1,960,000
Enbridge, Inc. (Canada)
0.90%	10/01/16	[2,3]	1,000,000	1,002,141

				3,477,142

Finance — 3.25%
Chase Capital II, Series B
0.76%	02/01/27	[2]	500,000	429,693
Citigroup, Inc.
0.81%	08/25/36	[2]	1,800,000	1,405,666
General Electric Capital Corp. (MTN)
0.74%	08/15/36	[2]	850,000	742,365
Goldman Sachs Group, Inc. (MTN)
1.86%	11/29/23	[2]	1,000,000	1,038,343

See accompanying notes to Schedule of Portfolio Investments.

137 / Annual Report March 2015

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
JPMorgan Chase Capital XXI, Series U
1.20%	02/02/37	[2]	$1,000,000	$830,000
JPMorgan Chase Capital XXIII
1.26%	05/15/47	[2]	300,000	237,000

				4,683,067

Health Care — 0.85%
Actavis Funding SCS (Luxembourg)
1.35%	03/12/18	[2,3]	700,000	704,925
LifePoint Hospitals, Inc.
5.50%	12/01/21		500,000	525,625

				1,230,550

Holding Companies — 0.68%
Entegra TC LLC/Entegra Issuance Corp.
(PIK)
9.27%	10/03/17	[2,4,5]	961,093	987,523

Industrials — 0.68%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
3.27%	12/15/19	[2,3,4]	1,000,000	978,750

Materials — 0.36%
Platform Specialty Products Corp.
6.50%	02/01/22	[4]	500,000	525,000

Real Estate Investment Trust (REIT) — 0.36%
DuPont Fabros Technology LP (WI)
5.88%	09/15/21		500,000	521,250

Transportation — 0.66%
American Airlines Pass-Through Trust,
Series 2013-2, Class B
5.60%	07/15/20	[4]	900,405	945,425

Total Corporates
(Cost $16,704,010)				17,104,093

U.S. AGENCY SECURITIES — 1.33%
U.S. Agency Securities — 1.33%

Federal Farm Credit Bank
0.20%	09/14/16	[2]	$635,000	635,115
0.20%	04/26/17	[2]	680,000	680,577
0.23%	04/17/17	[2]	605,000	605,645

Total U.S. Agency Securities
(Cost $1,919,873)				1,921,337

Total Bonds – 92.48%
(Cost $133,623,984)				133,467,666

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.36%
Commercial Paper — 0.92%
Macquarie Bank Ltd. (Australia)
0.25%[6]	05/26/15	[3,4]	$1,325,000	$1,324,639

Money Market Funds — 2.01%
Dreyfus Cash Advantage Fund
0.01%[7]			1,449,000	1,449,000
Morgan Stanley Institutional Fund
0.04%[7]			1,449,000	1,449,000

				2,898,000

U.S. Agency Discount Notes — 4.45%
Federal Home Loan Bank
0.05%[6]	04/06/15		2,000,000	1,999,992
0.06%[6]	05/22/15		995,000	994,955
0.07%[6]	04/01/15		3,425,000	3,425,000

				6,419,947

U.S. Treasury Bills — 0.98%
U.S. Treasury Bills
0.02%[6]	04/09/15		1,425,000	1,424,996

Total Short-Term Investments
(Cost $12,067,397)				12,067,582

Total Investments – 100.84%
(Cost $145,691,381)[1]				145,535,248

Liabilities in Excess of Other
Assets – (0.84%)				(1,218,974)

Net Assets –100.00%				$144,316,274

Notes:

[1]	Cost for federal income tax purposes is $145,691,405 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,370,620
Gross unrealized (depreciation)	(1,526,777)

Net unrealized (depreciation)	$(156,157)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2015.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Payment-in-kind (“PIK”) security. Income paid in additional securities.

[6]	Represents annualized yield at date of purchase.

[7]	Represents the current yield as of March 31, 2015.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 138

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2015

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(MTN): Medium-term note

(PIK): Payment in kind

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

139 / Annual Report March 2015

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BONDS – 91.16%
ASSET-BACKED SECURITIES — 19.44%**
Alm Loan Funding, Series 2012-7A, Class A1
(Cayman Islands)
1.68%	10/19/24	[2,3,4]	$500,000	$500,027
American Money Management Corp.,
Series 2014-14A, Class A1L
(Cayman Islands)
1.71%	07/27/26	[2,3,4]	490,000	488,306
Amur Finance IA LLC/Jet Midwest,
Series 2014-1, Class A
11.00%	12/17/17	[4]	603,993	603,999
ARES CLO Ltd., Series 2007-12A, Class A
(Cayman Islands)
0.89%	11/25/20	[2,3,4]	332,392	331,184
ARES XXVI CLO Ltd., Series 2013-1A,
Class A (Cayman Islands)
1.35%	04/15/25	[2,3,4]	500,000	493,535
Babson CLO Ltd., Series 2014-IA, Class A1
(Cayman Islands)
1.75%	07/12/25	[2,3,4]	500,000	500,224
Babson CLO Ltd., Series 2014-IIA, Class A
(Cayman Islands)
1.66%	10/17/26	[2,3,4]	430,000	428,600
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
0.54%	01/25/35	[3,4]	363,904	338,323
Bayview Commercial Asset Trust,
Series 2006-4A, Class A1
0.40%	12/25/36	[3,4]	1,122,836	988,175
Bayview Commercial Asset Trust,
Series 2007-3, Class A1
0.41%	07/25/37	[3,4]	515,321	443,692
Betony CLO Ltd., Series 2015-1A, Class A
1.77%	04/15/27	[3,4]	400,000	400,194
CIFC Funding Ltd., Series 2012-2A,
Class A1L (Cayman Islands)
1.66%	12/05/24	[2,3,4]	600,000	598,315
CIT Education Loan Trust, Series 2007-1,
Class A
0.36%	03/25/42	[3,4]	1,474,982	1,414,801
Crystal River, Series 2005-1A, Class A
(Cayman Islands)
0.62%	03/02/46	[2,3,4]	470,845	28,251
Dryden 37 Senior Loan Fund,
Series 2015-37A, Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	420,000	420,402
Dryden Senior Loan Fund,
Series 2014-33A, Class A (Cayman Islands)
1.73%	07/15/26	[2,3,4]	430,000	429,362
Education Loan Asset-Backed Trust, Series
2013-1A, Class A2
0.97%	04/26/32	[3,4]	645,000	643,246
EFS Volunteer LLC, Series 2010-1, Class A2
1.11%	10/25/35	[3,4]	800,000	804,038

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2004-1,
Class A
0.46%	05/15/32	[3,4]	$674,637	$655,738
GE Business Loan Trust, Series 2004-2A,
Class A
0.40%	12/15/32	[3,4]	189,678	185,107
GE Business Loan Trust, Series 2005-1A,
Class A3
0.42%	06/15/33	[3,4]	663,684	643,960
GE Business Loan Trust, Series 2005-2A,
Class A
0.42%	11/15/33	[3,4]	728,371	704,005
Global SC Finance SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/24	[2,4]	532,000	530,970
GoldenTree Loan Opportunities VIII Ltd.,
Series 2014-8A, Class A (Cayman Islands)
1.71%	04/19/26	[2,3,4]	600,000	598,540
Higher Education Funding, Series 2014-1,
Class A
1.31%	05/25/34	[3,4]	478,405	484,459
ING Investment Management Ltd.,
Series 2012-4A, Class A1 (Cayman Islands)
1.64%	10/15/23	[2,3,4]	500,000	498,494
Leaf II Receivables Funding LLC,
Series 2013-1, Class E2
6.00%	09/15/21	[4]	520,000	498,286
Limerock CLO, Series 2014-2A, Class A
(Cayman Islands)
1.76%	04/18/26	[2,3,4]	580,000	579,516
Magnetite XII CLO Ltd., Series 2015-12A,
Class A (Cayman Islands)
1.82%	04/15/27	[2,3,4]	420,000	420,287
National Collegiate Student Loan Trust,
Series 2006-1, Class A3
0.36%	05/25/26	[3]	212,875	212,040
National Collegiate Student Loan Trust,
Series 2007-2, Class A2
0.30%	06/26/28	[3]	474,793	458,564
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
1.12%	11/25/43	[3,4]	500,000	503,878
Neuberger Berman CLO Ltd.,
Series 2014-16A, Class A1
1.72%	04/15/26	[3,4]	580,000	579,842
Nomad CLO Ltd., Series 2013-1A, Class A1
(Cayman Islands)
1.45%	01/15/25	[2,3,4]	580,000	573,160
Oak Hill Credit Partners, Series 2012-7A,
Class A (Cayman Islands)
1.68%	11/20/23	[2,3,4]	500,000	499,110
Panthera Aviation, Series 2013-1
10.00%	01/25/22	[3,4,5]	500,000	500,001

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 140

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[4]	$287,296	$296,398
Scholar Funding Trust, Series 2012-B,
Class A2
1.28%	03/28/46	[3,4]	1,000,000	1,024,557
SLC Student Loan Trust, Series 2004-1,
Class B
0.55%	08/15/31	[3]	311,280	285,081
SLC Student Loan Trust, Series 2005-2,
Class B
0.55%	03/15/40	[3]	449,007	406,588
SLC Student Loan Trust, Series 2005-3,
Class B
0.52%	06/15/40	[3]	242,530	220,006
SLC Student Loan Trust, Series 2006-2,
Class B
0.50%	12/15/39	[3]	557,850	497,836
SLC Student Loan Trust, Series 2008-2,
Class B
2.02%	09/15/22	[3]	240,000	240,235
SLM Student Loan Trust, Series 2004-2,
Class B
0.73%	07/25/39	[3]	559,485	514,211
SLM Student Loan Trust, Series 2005-4,
Class B
0.44%	07/25/40	[3]	336,005	302,828
SLM Student Loan Trust, Series 2005-9,
Class B
0.56%	01/25/41	[3]	404,726	360,265
SLM Student Loan Trust, Series 2006-2,
Class A6
0.43%	01/25/41	[3]	1,200,000	1,129,030
SLM Student Loan Trust, Series 2007-6,
Class B
1.11%	04/27/43	[3]	310,619	282,156
SLM Student Loan Trust, Series 2007-7,
Class B
1.01%	10/25/28	[3]	215,000	195,298
SLM Student Loan Trust, Series 2007-8,
Class B
1.26%	04/27/43	[3]	357,561	335,335
SLM Student Loan Trust, Series 2008-2,
Class B
1.46%	01/25/29	[3]	340,000	317,777
SLM Student Loan Trust, Series 2008-3,
Class B
1.46%	04/25/29	[3]	340,000	317,830
SLM Student Loan Trust, Series 2008-4,
Class A4
1.91%	07/25/22	[3]	1,500,000	1,563,921
SLM Student Loan Trust, Series 2008-4,
Class B
2.11%	04/25/29	[3]	340,000	331,822

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-5,
Class B
2.11%	07/25/29	[3]	$235,000	$239,030
SLM Student Loan Trust, Series 2008-6,
Class B
2.11%	07/25/29	[3]	340,000	341,128
SLM Student Loan Trust, Series 2008-7,
Class B
2.11%	07/25/29	[3]	340,000	342,453
SLM Student Loan Trust, Series 2008-8,
Class B
2.51%	10/25/29	[3]	340,000	352,375
Sound Point CLO Ltd., Series 2012-1A,
Class C (Cayman Islands)
3.56%	10/20/23	[2,3,4]	625,000	625,726
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[4]	441,189	541,362
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[4]	439,960	552,877
Symphony CLO Ltd., Series 2012-9A,
Class C (Cayman Islands)
3.50%	04/16/22	[2,3,4]	575,000	577,118
Symphony CLO XIV Ltd., Series 2014-14A,
Class A2 (Cayman Islands)
1.73%	07/14/26	[2,3,4]	350,000	350,137
TAL Advantage LLC, Series 2006-1,
Class NOTE
0.37%	04/20/21	[3,4]	65,000	64,612
Voya CLO Ltd., Series 2015-1A, Class A1
1.74%	04/18/27	[3,4]	330,000	329,667

Total Asset-Backed Securities
(Cost $31,550,669)				31,918,290

BANK LOANS — 0.58%*
Electric — 0.00%
Boston Generating LLC, Term Loan, 1st Lien[6]
0.00%	06/30/15	[3,7,8]	107,166	–

Health Care — 0.36%
Valeant Pharmaceuticals International, Inc.,
Term Loan (Canada)
3.50%	08/05/20	[2,3]	597,147	598,157

Services — 0.22%
AABS Ltd. Loan, Series 2013-1, Class A
(STEP) (Bermuda)
5.22%	01/15/38	[2,3]	347,191	357,606

Total Bank Loans
(Cost $1,047,857)				955,763

See accompanying notes to Schedule of Portfolio Investments.

141 / Annual Report March 2015

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 11.47%*
Banking — 1.01%
Bank of America Corp. (MTN)
5.00%	05/13/21		$1,090,000	$1,232,009
First Chicago NBD Institutional Capital I
0.80%	02/01/27	[3]	500,000	422,500

				1,654,509

Electric — 0.17%
GenOn Americas Generation LLC
8.50%	10/01/21		300,000	286,500

Energy — 0.76%
Energy Transfer Partners LP
3.27%	11/01/66	[3]	1,400,000	1,246,000

Finance — 5.31%
Chase Capital II, Series B
0.76%	02/01/27	[3]	1,500,000	1,289,077
Chase Capital VI
0.88%	08/01/28	[3]	500,000	430,000
Citigroup, Inc.
0.81%	08/25/36	[3]	3,350,000	2,616,100
General Electric Capital Corp. (MTN)
0.64%	05/05/26	[3]	819,000	763,344
0.74%	08/15/36	[3]	2,500,000	2,183,427
General Motors Financial Co., Inc.,
Series 3YR
3.00%	09/25/17		1,000,000	1,016,250
JPMorgan Chase Capital XIII, Series M
1.22%	09/30/34	[3]	300,000	253,500
JPMorgan Chase Capital XXIII
1.26%	05/15/47	[3]	200,000	158,000

				8,709,698

Health Care — 0.10%
VRX Escrow Corp. (Canada)
5.38%	03/15/20	[2,4]	165,000	166,345

Insurance — 0.64%
Farmers Exchange Capital II
6.15%	11/01/53	[3,4]	900,000	1,057,145

Real Estate Investment Trust (REIT) — 0.31%
HCP, Inc.
7.07%	06/08/15		500,000	505,862

Retail — 0.46%
Walgreens Boots Alliance, Inc.
0.71%	05/18/16	[3]	750,000	751,338

Transportation — 2.71%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		457,920	500,277

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[2,4]	$400,400	$410,390
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		2,390,866	2,567,310
Delta Air Lines Pass-Through Trust,
Series 2002, Class G1
6.72%	01/02/23		574,101	672,416
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.63%	08/15/16	[3]	303,532	301,827

				4,452,220

Total Corporates
(Cost $17,011,545)				18,829,617

MORTGAGE-BACKED — 58.76%**
Commercial Mortgage-Backed — 5.29%
Banc of America Commercial Mortgage Trust,
Series 2006-5, Class A4
5.41%	09/10/47		825,000	853,248
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-PWR4,
Class A3
5.47%	06/11/41	[3]	18,945	18,939
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
2.20%	09/10/45	[3,4]	6,105,852	595,085
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-CB17,
Class A4
5.43%	12/12/43		792,604	829,695
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-CNTR,
Class A1
3.30%	08/05/32	[4]	220,452	230,682
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-CNTR,
Class A2
4.31%	08/05/32	[4]	455,000	502,154
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class A2
3.67%	02/15/46	[4]	401,304	412,089
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,040,000	1,068,714
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A2FX
5.61%	04/15/49		471,295	474,087
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C32, Class A2
5.70%	06/15/49	[3]	407,418	410,002

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 142

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2010-C8, Class A3
3.00%	08/15/45		$1,055,000	$1,097,002
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A2
3.79%	02/15/44	[4]	900,000	913,389
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class A4
3.67%	11/15/44		810,000	875,347
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.98%	11/15/44	[3,4]	4,718,177	403,772

				8,684,205

Non-Agency Mortgage-Backed — 44.96%
ACE Securities Corp., Series 2003-MH1,
Class B1
6.50%	08/15/30	[3,4]	54,993	56,208
ACE Securities Corp., Series 2006-HE3,
Class A2C
0.32%	06/25/36	[3]	1,966,006	1,335,681
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A12
2.62%	02/25/36	[3]	4,178	4,185
Adjustable Rate Mortgage Trust,
Series 2005-11, Class 2A41
2.62%	02/25/36	[3]	332,684	326,513
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21
0.40%	09/25/35	[3]	641,666	619,638
Ameriquest Mortgage Securities, Inc.,
Series 2005-R2, Class M2
0.65%	04/25/35	[3]	1,200,000	1,191,511
Banc of America Alternative Loan Trust,
Series 2003-3, Class A4
5.75%	05/25/33		1,584,753	1,630,763
Banc of America Alternative Loan Trust,
Series 2005-2, Class 4A1
5.50%	03/25/20		326,202	328,715
Banc of America Funding Corp.,
Series 2006-3, Class 5A3
5.50%	03/25/36		967,075	930,551
Banco de Credito Y Securitizacion SA,
Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[2,4]	5,000	400
BCAP LLC Trust, Series 2011-RR3,
Class 1A5
2.71%	05/27/37	[3,4]	1,182,528	1,177,407
BCAP LLC Trust, Series 2007-AA1,
Class 1A2
0.33%	02/25/47	[3]	632,608	588,285

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2009-RR4,
Class 1A1
9.50%	06/26/37	[4]	$584,321	$631,111
BCAP LLC Trust, Series 2010-RR11,
Class 3A2
2.70%	06/27/36	[3,4]	801,932	804,378
BCAP LLC Trust, Series 2011-RR3,
Class 5A3
2.88%	11/27/37	[3,4]	1,974,364	1,918,023
BCAP LLC Trust, Series 2011-RR4,
Class 1A3
2.87%	03/26/36	[3,4]	935,954	916,362
Bear Stearns ALT-A Trust, Series 2005-1,
Class A1
0.73%	01/25/35	[3]	778,004	752,948
Bear Stearns ARM Trust, Series 2005-2,
Class A1
2.68%	03/25/35	[3]	351,914	356,262
BHN I Mortgage Fund, Series 2000-1,
Class AF (Argentina)
8.00%	01/31/20	[2,4,7,8]	110	–
Centex Home Equity Loan Trust,
Series 2006-A, Class AV4
0.42%	06/25/36	[3]	2,150,000	1,965,670
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 8A1
2.52%	02/25/37	[3]	319,848	323,730
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT3, Class M2
0.62%	05/25/35	[3]	1,100,000	1,074,746
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class A3
0.32%	11/25/36	[3]	502,194	500,661
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH2, Class A3
0.35%	03/25/37	[3]	1,982,498	1,948,606
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	09/01/33		526,100	581,058
Conseco Finance, Series 2002-C,
Class BF1
8.00%	06/15/32	[3]	1,982,362	2,136,981
Conseco Finance, Series 2002-C,
Class BF2
8.00%	06/15/32	[3,4]	876,212	959,333
Conseco Financial Corp., Series 1996-7,
Class M1
7.70%	10/15/27	[3]	750,599	805,220
Conseco Financial Corp., Series 1997-3,
Class A7
7.64%	03/15/28	[3]	244,926	260,894

See accompanying notes to Schedule of Portfolio Investments.

143 / Annual Report March 2015

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1998-3,
Class A6
6.76%	03/01/30	[3]	$594,482	$629,823
Conseco Financial Corp., Series 1998-4,
Class A6
6.53%	04/01/30	[3]	720,229	784,890
Conseco Financial Corp., Series 1998-4,
Class A7
6.87%	04/01/30	[3]	356,635	392,013
Conseco Financial Corp., Series 1999-5,
Class A5
7.86%	03/01/30	[3]	104,862	94,521
Credit Suisse First Boston Commercial
Mortgage Trust, Series 2014-4R, Class 16A1
0.36%	02/27/36	[3,4]	842,268	828,681
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2B (STEP)
4.58%	02/25/37		1,587,391	1,195,294
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB2,
Class A2C (STEP)
4.58%	02/25/37		524,168	394,650
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB3,
Class A3 (STEP)
4.03%	03/25/37		1,328,605	787,271
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2006-FF18, Class A2B
0.28%	12/25/37	[3]	1,089,655	729,952
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF1, Class A2D
0.39%	01/25/38	[3]	3,148,365	2,076,746
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2007-FF2, Class A2B
0.27%	03/25/37	[3]	1,117,077	716,914
GMAC Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.98%	04/19/36	[3]	868,622	775,967
Green Tree Home Improvement Loan Trust,
Series 1995-D, Class B2
7.45%	09/15/25		10,109	10,117
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21		1,401	1,403
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[3,4]	428,037	453,017
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[3,4]	629,531	663,291
GreenPoint Mortgage Funding Trust,
Series 2006-AR8, Class 1A2A
0.35%	01/25/47	[3]	818,472	787,007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAMP Trust, Series 2005-HE5, Class M1
0.59%	11/25/35	[3]	$1,285,000	$1,235,423
GSR Mortgage Loan Trust, Series 2005-AR6,
Class 2A1
2.67%	09/25/35	[3]	380,488	382,621
GSR Mortgage Loan Trust, Series 2007-AR2,
Class 5A1A
5.12%	05/25/47	[3]	1,211,299	1,087,908
Harborview Mortgage Loan Trust,
Series 2006-8, Class 2A1A
0.36%	07/21/36	[3]	458,730	371,651
Home Equity Loan Trust, Series 2007-3,
Class A4
1.68%	11/20/36	[3]	1,040,000	1,038,329
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36	[3]	599,124	598,028
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37		810,432	773,527
Impac Secured Assets Trust, Series 2004-4,
Class 1A2
0.79%	09/25/34	[3]	851,450	762,865
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
4.47%	12/25/35	[3]	909,115	818,700
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX2, Class A1C
0.36%	04/25/37	[3]	2,642,440	1,931,211
IndyMac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28		382,876	392,056
IndyMac Manufactured Housing Contract,
Series 1997-1, Class A4
6.75%	02/25/28		161,178	167,044
IndyMac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28		148,917	155,093
IndyMac Manufactured Housing Contract,
Series 1998-1, Class A5
6.96%	09/25/28	[3]	358,940	378,006
IndyMac Manufactured Housing Contract,
Series 1998-2, Class A2
6.17%	08/25/29		39,761	39,841
IndyMac Manufactured Housing Contract,
Series 1998-2, Class A4
6.64%	08/25/29	[3]	393,649	404,768
JPMorgan Mortgage Acquisition Corp.,
Series 2007-HE1, Class AF6 (STEP)
3.38%	03/25/47		1,296,375	994,195
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2
5.88%	06/25/21		796,010	797,250

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 144

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2007-S1,
Class 1A2
5.50%	03/25/22		$509,402	$508,138
Lehman ABS Manufactured Housing Contract
Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	517,792	566,343
Lehman XS Trust, Series 2006-13,
Class 1A2
0.34%	09/25/36	[3]	1,043,291	936,775
Lehman XS Trust, Series 2006-19,
Class A2
0.34%	12/25/36	[3]	989,861	823,442
Lehman XS Trust, Series 2006-9,
Class A1B
0.33%	05/25/46	[3]	1,003,193	854,717
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
0.45%	05/25/37	[3]	1,810,500	1,215,975
Merrill Lynch Alternative Note Asset,
Series 2007-A3, Class A2D
0.50%	04/25/37	[3]	1,696,107	275,800
Merrill Lynch Mortgage Investors, Inc.,
Series 2004-HE2, Class A2C
1.33%	08/25/35	[3]	709,726	718,975
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		995,805	1,194,243
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		688,706	750,799
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		269,500	292,261
Mid-State Trust, Series 2006, Class A3
7.54%	07/01/35		384,504	413,115
Mid-State Trust, Series 2006, Class A4
7.79%	07/01/35		31,330	33,691
Mid-State Trust, Series 2011, Class B
8.22%	07/15/38		13,838	15,224
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.05%	09/25/34	[3]	831,876	814,601
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	3,031,476	1,753,260
Oakwood Mortgage Investors, Inc.,
Series 1998-A, Class M
6.82%	05/15/28	[3]	651,441	701,101
Oakwood Mortgage Investors, Inc.,
Series 1998-D, Class A
6.40%	01/15/29		314,558	320,046
Oakwood Mortgage Investors, Inc.,
Series 1999-A, Class A2
5.89%	04/15/29		68,744	69,246

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A4
6.99%	12/15/26		$757,426	$808,277
Oakwood Mortgage Investors, Inc.,
Series 2001-D, Class A3
5.90%	09/15/22	[3]	1,246,410	1,069,767
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24	[3]	699,347	740,383
Origen Manufactured Housing,
Series 2005-A, Class M1
5.46%	06/15/36	[3]	640,705	671,112
Park Place Securities, Inc.,
Series 2004-WWF1, Class M2
1.19%	12/25/34	[3]	249,008	248,079
Park Place Securities, Inc.,
Series 2005-WCH1, Class M2
0.69%	01/25/36	[3]	465,335	464,118
Residential Accredit Loans, Inc.,
Series 2005-QA3, Class NB1
2.99%	03/25/35	[3]	1,181,307	868,543
Residential Asset Securities Corp.,
Series 2005-KS12, Class A3
0.49%	01/25/36	[3]	917,160	909,763
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
0.41%	12/25/36	[3,4]	2,092,317	1,269,269
Specialty Underwriting & Residential Finance,
Series 2006-AB3, Class A2B
0.32%	09/25/37	[3]	759,076	448,063
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
2.48%	09/25/34	[3]	1,011,454	1,010,363
Structured Asset Investment Loan Trust,
Series 2005-4, Class M2
0.83%	05/25/35	[3]	1,110,367	1,081,467
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
0.72%	07/25/34	[3,4]	104,288	99,780
UCFC Home Equity Loan, Series 1998-D,
Class BF1
8.96%	04/15/30	[3]	585	72
UCFC Manufactured Housing Contract,
Series 1997-4, Class A4
7.00%	04/15/29	[3]	166,540	165,447
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A4
6.57%	05/07/27	[3]	340,686	353,871
Vanderbilt Mortgage Finance, Series 2002-C,
Class A5
7.60%	12/07/32		1,100,000	1,159,337

See accompanying notes to Schedule of Portfolio Investments.

145 / Annual Report March 2015

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Alternative Mortgage Pass-Through
Certificates, Series 2007-OA2, Class 2A
0.83%	01/25/47	[3]	$1,661,562	$1,189,489
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2A1A
0.46%	07/25/45	[3]	174,737	164,045
Wells Fargo Home Equity Trust,
Series 2007-1, Class A3
0.49%	03/25/37	[3]	1,500,000	1,057,105

				73,812,015

U.S. Agency Mortgage-Backed — 8.51%
Fannie Mae Pool (TBA)
3.50%	04/25/42		430,000	451,668
Fannie Mae Pool 467225
3.63%	01/01/18		910,000	965,971
Fannie Mae Pool AD0660
4.53%	12/01/19		898,299	1,001,737
Fannie Mae Pool FN0003
4.30%	01/01/21		431,034	482,989
Fannie Mae REMICS, Series 2003-64,
Class KS
9.42%	07/25/18	[3]	200,050	216,614
Fannie Mae, Series 1993-80, Class S
10.66%	05/25/23	[3]	5,181	6,050
Fannie Mae, Series 2000-45, Class SA (IO)
7.77%	12/18/30	[3]	820,941	129,553
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[3]	1,063	1,357
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[3]	12,461	14,771
Fannie Mae, Series 2005-92, Class US (IO)
5.93%	10/25/25	[3]	3,034,970	399,503
Fannie Mae, Series 2006-125, Class SM (IO)
7.03%	01/25/37	[3]	2,607,245	474,498
Fannie Mae, Series 2008-50, Class SA (IO)
5.88%	11/25/36	[3]	2,980,643	527,948
Fannie Mae, Series 2010-43, Class KS (IO)
6.25%	05/25/40	[3]	2,476,112	446,915
Fannie Mae, Series 2013-M12, Class X1 (IO)
0.00%	10/25/17		311,826,135	322,740
Federal Home Loan Bank (STEP)
0.75%	05/26/28		1,080,000	1,081,481
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KSCT,
Class AX
1.29%	01/25/20		3,898,702	176,629
Freddie Mac REMICS, Series 2990,
Class ND
16.45%	12/15/34	[3]	250,480	302,366

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[3]	$14,590	$20,610
Freddie Mac, Series 1673, Class SD
14.84%	02/15/24	[3]	247,794	316,560
Freddie Mac, Series 1760, Class ZD
1.61%	02/15/24	[3]	532,571	539,423
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		15,336	1,352
Freddie Mac, Series 3242, Class SA (IO)
6.18%	11/15/36	[3]	9,131,247	1,472,187
Freddie Mac, Series 3247, Class SI (IO)
0.15%	08/15/36	[3]	32,995,752	131,630
Freddie Mac, Series 3260, Class AS (IO)
6.21%	01/15/37	[3]	7,078,577	923,256
Freddie Mac, Series 3289, Class SD (IO)
5.95%	03/15/37	[3]	1,643,774	212,597
Freddie Mac, Series K702, Class X1 (IO)
1.52%	02/25/18		12,338,840	474,565
Freddie Mac, Series KP01, Class X (IO)
3.08%	01/25/19		6,171,675	571,917
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		1,665,000	1,714,527
Ginnie Mae, Series 2001-31, Class SJ
27.38%	02/20/31	[3]	33,091	55,901
Ginnie Mae, Series 2004-8, Class SE
13.96%	11/26/23	[3]	138,521	179,971
Ginnie Mae, Series 2009-114, Class IO (IO)
0.18%	10/16/49		16,337,534	344,428

				13,961,714

Total Mortgage-Backed
(Cost $90,292,046)				96,457,934

U.S. AGENCY SECURITIES — 0.68%
U.S. Agency Securities — 0.68%
Federal Farm Credit Bank
0.20%	04/26/17	[3]	1,120,000	1,120,950

Total U.S. Agency Securities
(Cost $1,119,942)
U.S. TREASURY SECURITIES — 0.23%
U.S. Treasury Notes — 0.23%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.50%	04/15/15	[9]	355,000	383,647

Total U.S. Treasury Securities
(Cost $383,066)

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 146

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2015

				Value
Total Bonds – 91.16%
(Cost $141,405,125)				$149,666,201

Issues			Shares	Value
COMMON STOCK — 0.79%
Electric — 0.00%
Dynegy, Inc.[6]			217	6,820

Energy — 0.28%
Mach Gen, LLC Common
Units[4]			11,293	457,367

Real Estate Investment Trust (REIT) — 0.51%
American Capital Agency Corp.			38,899	829,716

Total Common Stock
(Cost $2,030,344)				1,293,903

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 7.89%
Commercial Paper — 0.66%
Macquarie Bank Ltd. (Australia)
0.25%[10]	05/26/15	[2,4]	$1,080,000	1,079,706

Money Market Funds — 2.00%
Dreyfus Cash Advantage Fund
0.01%[11]			1,647,000	1,647,000
Morgan Stanley Institutional Fund
0.04%[11]			1,647,000	1,647,000

				3,294,000

U.S. Agency Discount Notes — 5.22%
Federal Home Loan Bank
0.07%[10]	04/01/15		2,060,000	2,060,000
Freddie Mac
0.05%[10]	05/11/15		6,505,000	6,504,766

				8,564,766

U.S. Treasury Bills — 0.01%
U.S. Treasury Bills
0.01%[10]	05/07/15	[12]	17,000	17,000

Total Short-Term Investments
(Cost $12,955,227)				12,955,472

Value
Total Investments – 99.84%
(Cost $156,390,696)[1]	$163,915,576

Cash and Other Assets, Less
Liabilities – 0.16%	255,630

Net Assets – 100.00%	$164,171,206

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
3	U.S. Treasury Five Year Note Expiration June 2015	$(2,924)
6	U.S. Treasury Ten Year Note Expiration June 2015	(5,826)

	Net unrealized (depreciation)	$(8,750)

Notes:

[1]	Cost for federal income tax purposes is $156,401,000 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$19,124,760
Gross unrealized (depreciation)	(11,610,184)

Net unrealized appreciation	$7,514,576

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Floating rate security. The rate disclosed was in effect at March 31, 2015.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Private placements under procedures approved by the Fund’s Board of Trustees.

[6]	Non-income producing security.

[7]	Worthless due to company bankruptcy filing.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Inflation protected security. Principal amount reflects original security face amount.

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of March 31, 2015.

[1][2]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $16,000.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

147 / Annual Report March 2015

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
BONDS – 55.72%
ASSET-BACKED SECURITIES — 11.86%**
Access Group, Inc., Series 2005-2, Class A3
0.44%	11/22/24	[2]	$28,711	$28,575
Ally Auto Receivables Trust, Series 2012-5,
Class A3
0.62%	03/15/17		8,328	8,331
Bank of America Credit Card Trust,
Series 2007-A1, Class A1
5.17%	06/15/19		20,000	21,488
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
0.54%	01/25/35	[2,3]	31,644	29,419
Brazos Higher Education Authority, Inc.,
Series 2005-2, Class A10
0.39%	12/26/19	[2]	13,201	13,173
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
1.43%	02/25/35	[2]	15,000	15,406
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
1.26%	10/27/36	[2]	15,000	15,249
College Loan Corp. Trust, Series 2007-1,
Class A3
0.36%	04/25/29	[2]	20,000	19,655
Collegiate Funding Services Education Loan
Trust, Series 2004-A, Class A3
0.48%	09/28/26	[2]	8,837	8,822
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
0.91%	04/25/35	[2]	9,513	9,497
Educational Funding of the South, Inc.,
Series 2012-1, Class A
1.22%	03/25/36	[2]	12,091	12,284
GCO Education Loan Funding Trust,
Series 2007-1A, Class A5L
0.33%	05/25/23	[2,3]	14,445	14,363
Goal Capital Funding Trust, Series 2006-1,
Class A3
0.38%	11/25/26	[2]	12,129	12,078
Iowa Student Loan Liquidity Corp.,
Series 2011-1, Class A
1.52%	06/25/42	[2]	14,884	15,070
Navient Student Loan Trust, Series 2014-8,
Class A2
0.61%	04/25/23	[2]	30,000	30,025
Nelnet Student Loan Trust, Series 2008-4,
Class A4
1.74%	04/25/24	[2]	10,000	10,208
Nelnet Student Loan Trust, Series 2012-5A,
Class A
0.77%	10/27/36	[2,3]	22,198	22,322
Nelnet Student Loan Trust, Series 2014-3A,
Class A
0.75%	06/25/41	[2,3]	36,398	36,548

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
North Carolina State Education Authority,
Series 2011-1, Class A3
1.13%	10/25/41	[2]	$15,000	$15,066
Northstar Education Finance, Inc.
1.00%	01/29/46	[2]	10,000	9,943
Scholar Funding Trust, Series 2011-A,
Class A
1.16%	10/28/43	[2,3]	7,956	8,013
SLC Student Loan Trust, Series 2006-2,
Class A5
0.37%	09/15/26	[2]	45,000	44,297
SLM Student Loan Trust, Series 2003-11,
Class A5
0.32%	12/15/22	[2,3]	29,045	28,952
SLM Student Loan Trust, Series 2003-12,
Class A5
0.55%	09/15/22	[2,3]	11,689	11,685
SLM Student Loan Trust, Series 2004-10,
Class A5B
0.66%	04/25/23	[2,3]	32,939	32,958
SLM Student Loan Trust, Series 2004-5A,
Class A5
0.86%	10/25/23	[2,3]	13,956	14,010
SLM Student Loan Trust, Series 2004-7,
Class A5
0.43%	01/27/20	[2]	11,407	11,386
SLM Student Loan Trust, Series 2004-8A,
Class A5
0.76%	04/25/24	[2,3]	40,892	40,940
SLM Student Loan Trust, Series 2004-9,
Class A5
0.41%	01/27/20	[2]	39,451	39,366
SLM Student Loan Trust, Series 2005-10,
Class A4
0.37%	10/25/19	[2]	8,017	8,008
SLM Student Loan Trust, Series 2005-2,
Class A5
0.35%	04/27/20	[2]	10,491	10,453
SLM Student Loan Trust, Series 2005-4,
Class A3
0.38%	01/25/27	[2]	50,000	48,893
SLM Student Loan Trust, Series 2006-2,
Class A4
0.35%	10/25/22	[2]	5,638	5,636
SLM Student Loan Trust, Series 2007-1,
Class A5
0.35%	01/26/26	[2]	40,000	39,306
SLM Student Loan Trust, Series 2007-7,
Class A3
0.50%	04/25/17	[2]	13,313	13,307
SLM Student Loan Trust, Series 2008-5,
Class A4
1.96%	07/25/23	[2]	15,000	15,628

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 148

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Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-6,
Class A3
1.01%	01/25/19	[2]	$15,000	$15,087
SLM Student Loan Trust, Series 2008-8,
Class A4
1.76%	04/25/23	[2]	15,000	15,633
SLM Student Loan Trust, Series 2008-9,
Class A
1.76%	04/25/23	[2]	36,330	37,288
SLM Student Loan Trust, Series 2010-1,
Class A
0.57%	03/25/25	[2]	33,890	33,855
SLM Student Loan Trust, Series 2011-2,
Class A1
0.77%	11/25/27	[2]	33,291	33,466
SLM Student Loan Trust, Series 2012-1,
Class A2
0.62%	11/25/20	[2]	12,828	12,849
SLM Student Loan Trust, Series 2012-2,
Class A
0.87%	01/25/29	[2]	46,710	47,037
SLM Student Loan Trust, Series 2012-5,
Class A2
0.47%	06/25/19	[2]	51,624	51,587
SLM Student Loan Trust, Series 2012-6,
Class A2
0.45%	09/25/19	[2]	49,467	49,465
SLM Student Loan Trust, Series 2013-2,
Class A
0.62%	09/25/26	[2]	23,810	23,867
SLM Student Loan Trust, Series 2013-3,
Class A2
0.47%	05/26/20	[2]	20,000	19,976
SLM Student Loan Trust, Series 2013-4,
Class A
0.72%	06/25/27	[2]	16,278	16,301
SLM Student Loan Trust, Series 2013-6,
Class A2
0.67%	02/25/21	[2]	15,000	15,015
SLM Student Loan Trust, Series 2014-1,
Class A3
0.77%	02/26/29	[2]	20,000	20,046
SLM Student Loan Trust, Series 2014-2,
Class A2
0.52%	10/25/21	[2]	40,000	39,948
South Carolina Student Loan Corp.
0.38%	12/01/20	[2]	2,855	2,852

Total Asset-Backed Securities
(Cost $1,148,145)				1,154,632

CORPORATES — 6.72%*
Banking — 0.26%
Credit Suisse/New York (YCD) (Switzerland)
0.58%	08/24/15	[2,4]	25,000	25,004

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 0.73%
AT&T, Inc.
2.50%	08/15/15		$20,000	$20,137
Verizon Communications, Inc.
1.80%	09/15/16	[2]	50,000	50,842

				70,979

Electric — 0.88%
NextEra Energy Capital Holdings, Inc.
1.34%	09/01/15		35,000	35,101
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		15,000	17,558
W3A Funding Corp.
8.09%	01/02/17		32,884	32,899

				85,558

Energy — 0.62%
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	60,000	60,498

Finance — 1.84%
Chase Capital II, Series B
0.76%	02/01/27	[2]	100,000	85,939
General Electric Capital Corp. (MTN)
0.64%	05/05/26	[2]	30,000	27,961
0.74%	08/15/36	[2]	75,000	65,503

				179,403

Health Care — 0.26%
Providence Health & Services
Obligated Group
1.20%	10/01/17	[2]	25,000	25,156

Industrials — 0.36%
Heathrow Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	35,000	34,593

Real Estate Investment Trust (REIT) — 1.17%
HCP, Inc.
6.00%	01/30/17		30,000	32,413
Nationwide Health Properties, Inc.
6.00%	05/20/15		30,000	30,191
Realty Income Corp.
5.50%	11/15/15		25,000	25,652
UDR, Inc. (MTN)
5.25%	01/15/16		25,000	25,775

				114,031

See accompanying notes to Schedule of Portfolio Investments.

149 / Annual Report March 2015

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.60%
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		$56,075	$58,844

Total Corporates
(Cost $624,925)				654,066

MORTGAGE-BACKED — 19.38%**
Commercial Mortgage-Backed — 2.76%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		3,312	3,309
Bear Stearns Commercial Mortgage
Securities Trust, Series 2004-PWR4,
Class A3
5.47%	06/11/41	[2]	647	647
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-LDP5,
Class A4
5.23%	12/15/44	[2]	20,199	20,425
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-LPD4,
Class A4
4.92%	10/15/42	[2]	20,104	20,230
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-LD11,
Class ASB
5.78%	06/15/49	[2]	30,173	31,453
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2007-LD12,
Class ASB
5.83%	02/15/51	[2]	13,735	14,299
LB-UBS Commercial Mortgage Trust,
Series 2004-C1, Class B
4.81%	01/15/36	[2]	25,000	26,044
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A2
5.30%	11/15/38		28,067	28,337
ML-CFC Commercial Mortgage Trust,
Series 2006-4, Class A1A
5.17%	12/12/49		22,165	23,301
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A2FX
5.61%	04/15/49		50,271	50,569
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class A4
5.27%	10/15/44	[2]	28,045	28,255
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C32, Class APB
5.71%	06/15/49	[2]	21,366	21,451

				268,320

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 10.85%
ACE Securities Corp., Series 2005-RM1,
Class M2
0.92%	03/25/35	[2]	$49,244	$49,052
Argent Securities, Inc., Series 2005-W2,
Class A2B1
0.37%	10/25/35	[2]	1,476	1,475
Asset-Backed Securities Corp. Home Equity,
Series 2005-HE6, Class M2
0.68%	07/25/35	[2]	20,360	20,262
Banc of America Alternative Loan Trust,
Series 2003-4, Class 1A5
5.50%	06/25/33		38,286	39,575
Banc of America Alternative Loan Trust,
Series 2003-9, Class 1CB5
5.50%	11/25/33		37,421	38,321
Banc of America Mortgage Securities, Inc.,
Series 2003-A, Class 2A2
3.09%	02/25/33	[2]	4,852	4,817
BCAP LLC Trust, Series 2011-RR3,
Class 1A5
2.71%	05/27/37	[2,3]	31,837	31,699
Centex Home Equity Loan Trust,
Series 2002-C, Class AF4 (STEP)
4.98%	06/25/31		26,478	26,662
CIT Mortgage Loan Trust, Series 2007-1,
Class 2A2
1.42%	10/25/37	[2,3]	13,790	13,774
Conseco Finance Securitizations Corp.,
Series 2000-E, Class M1
8.13%	08/15/31	[2]	802	804
Conseco Financial Corp., Series 1997-4,
Class A5
6.88%	02/15/29		10,006	10,240
Countrywide Alternative Loan Trust,
Series 2005-27, Class 3A2
1.23%	08/25/35	[2]	45,330	32,103
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
0.47%	05/25/35	[2]	38,875	33,545
Credit Suisse First Boston Mortgage
Securities Corp., Series 1997-2,
Class A
7.50%	06/25/20	[3]	2,756	2,771
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP)
3.95%	01/25/33		22,456	22,718
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5,
Class M1
1.19%	11/25/33	[2]	25,862	24,740

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 150

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR1,
Class A2A
1.00%	09/19/44	[2]	$33,920	$31,837
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR3,
Class 2A2A
0.55%	07/19/44	[2]	9,037	8,785
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2006-AR2,
Class 2A1A
0.38%	10/19/36	[2]	39,827	32,531
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21		6,139	6,146
GSAMP Trust, Series 2005-HE4, Class M1
0.62%	07/25/45	[2]	18,029	18,164
Harborview Mortgage Loan Trust,
Series 2005-4, Class 2A
2.72%	07/19/35	[2]	31,099	27,744
Home Equity Loan Trust, Series 2007-3,
Class APT
1.38%	11/20/36	[2]	18,471	18,438
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
1.03%	08/25/34	[2]	17,625	15,971
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX1, Class A2
0.35%	02/25/37	[2]	31,283	29,722
JPMorgan Mortgage Acquisition Corp.,
Series 2005-OPT1, Class M1
0.62%	06/25/35	[2]	31,633	31,463
Lehman XS Trust, Series 2005-5N,
Class 3A1A
0.47%	11/25/35	[2]	39,042	35,296
MASTR Asset-Backed Securities Trust,
Series 2005-HE1, Class M2
0.85%	05/25/35	[2]	11,112	11,138
Morgan Stanley Capital I Trust,
Series 2005-NC2, Class M2
0.80%	03/25/35	[2]	30,385	30,187
Morgan Stanley Capital, Inc.,
Series 2005-HE6, Class A2C
0.49%	11/25/35	[2]	20,330	19,983
New Century Home Equity Loan Trust,
Series 2005-3, Class M2
0.66%	07/25/35	[2]	40,000	38,455
Park Place Securities, Inc.,
Series 2004-MCW1, Class M1
1.11%	10/25/34	[2]	15,594	15,570
Park Place Securities, Inc.,
Series 2004-WWF1, Class M2
1.19%	12/25/34	[2]	25,655	25,560

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Park Place Securities, Inc.,
Series 2005-WCH1, Class M2
0.69%	01/25/36	[2]	$32,108	$ 32,024
Park Place Securities, Inc.,
Series 2005-WHQ1, Class M2
0.67%	03/25/35	[2]	18,402	18,544
Park Place Securities, Inc.,
Series 2005-WHQ2, Class A1B
0.44%	05/25/35	[2]	8,854	8,849
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		13,891	13,983
Residential Asset Mortgage Products, Inc.,
Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1,661
Structured Asset Investment Loan Trust,
Series 2005-HE2, Class A3
0.93%	07/25/35	[2]	11,995	11,988
Structured Asset Securities Corp.,
Series 2005-WF4, Class A4
0.53%	11/25/35	[2]	4,191	4,197
Terwin Mortgage Trust, Series 2004-13AL,
Class 2PX (IO)
0.34%	08/25/34	[3]	6,206,812	89,287
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
1.53%	06/25/42	[2]	8,820	8,552
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-I, Class A1
2.49%	09/25/33	[2]	73,219	73,711
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-I, Class AI
2.60%	07/25/34	[2]	13,189	12,911
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR14, Class 2A1
2.62%	10/25/36	[2]	33,078	30,744

				1,055,999

U.S. Agency Mortgage-Backed — 5.77%
Fannie Mae Pool (TBA)
4.50%	07/01/19		25,903	28,519
Fannie Mae Pool 646884
1.79%	05/01/32	[2]	53,067	54,566
Fannie Mae Pool 802665
2.11%	12/01/34	[2]	3,762	3,858
Fannie Mae Pool AL0851
6.00%	10/01/40		11,965	13,714
Fannie Mae REMICS, Series 2003-11,
Class FA
1.17%	09/25/32	[2]	19,167	19,724

See accompanying notes to Schedule of Portfolio Investments.

151 / Annual Report March 2015

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Whole Loan, Series 2003-W6,
Class F
0.52%	09/25/42	[2]	$78,414	$79,818
Fannie Mae, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	100,068	18,408
Fannie Mae, Series 2004-33, Class MW
4.50%	01/25/30		6,192	6,226
Fannie Mae, Series 2008-47, Class PF
0.67%	06/25/38	[2]	13,094	13,173
Fannie Mae, Series 2010-109, Class PF
0.57%	10/25/40	[2]	18,772	18,900
Fannie Mae, Series 2012-M2, Class A1
1.82%	02/25/22		26,731	26,941
Fannie Mae, Series G-36, Class ZB
7.00%	11/25/21		1,278	1,432
Freddie Mac REMICS, Series 2581,
Class F
0.62%	12/15/32	[2]	807	807
Freddie Mac REMICS, Series 2591,
Class EF
0.68%	03/15/32	[2]	23,800	23,895
Freddie Mac REMICS, Series 2684,
Class F
1.08%	01/15/33	[2]	20,070	20,453
Freddie Mac REMICS, Series 2835,
Class LE
0.52%	11/15/30	[2]	18,371	18,393
Freddie Mac REMICS, Series 3831,
Class PV
5.00%	05/15/25		55,675	59,932
Freddie Mac Strips, Series 263, Class F5
0.68%	06/15/42	[2]	46,858	47,331
Freddie Mac, Series 3501, Class JA
4.00%	04/15/37		26,023	27,094
Freddie Mac, Series KF02, Class A3
0.80%	07/25/20		17,383	17,440
Freddie Mac, Series KF05, Class A
0.52%	09/25/21		34,985	35,072
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		3,598	3,786
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.56%	04/06/20	[2]	22,602	22,622

				562,104

Total Mortgage-Backed
(Cost $1,874,550)				1,886,423

U.S. AGENCY SECURITIES — 0.87%
Federal Farm Credit Bank
0.20%	09/14/16	[2]	25,000	25,002

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES (continued)
0.20%	04/26/17	[2]	$25,000	$25,021
0.23%	04/17/17	[2]	35,000	35,038

Total U.S. Agency Securities
(Cost $84,995)				85,061

U.S. TREASURY SECURITIES — 16.89%
U.S. Treasury Notes — 16.89%
U.S. Treasury Notes
0.38%	06/15/15		735,000	735,517
1.88%	06/30/15		905,000	908,959

				1,644,476

Total U.S. Treasury Securities
(Cost $1,644,616)
Total Bonds – 55.72%
(Cost $5,377,231)				5,424,658

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 39.84%
Money Market Funds — 2.05%
Dreyfus Cash Advantage Fund
0.01%[5]			100,000	100,000
Morgan Stanley Institutional Fund
0.04%[5]			100,000	100,000

				200,000

U.S. Agency Discount Notes — 18.44%
Federal Home Loan Bank
0.04%[6]	05/06/15		400,000	399,988
0.06%[6]	05/22/15		400,000	399,982
0.06%[6]	05/27/15		310,000	309,985
0.06%[6]	04/10/15		360,000	359,997
0.06%[6]	04/22/15		325,000	324,995

				1,794,947

U.S. Treasury Bills — 19.35%
U.S. Treasury Bills
0.00%[6]	04/30/15	[7]	83,000	82,998
0.00%[6]	04/02/15	[7]	370,000	370,000
0.01%[6]	04/30/15	[7]	125,000	124,997
0.01%[6]	04/02/15	[7]	6,000	6,000
0.01%[6]	05/07/15	[7]	126,000	125,996
0.01%[6]	04/02/15	[7]	16,000	16,000
0.02%[6]	04/09/15		65,000	65,000

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2015 / 152

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2015

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
0.03%[6]	04/16/15	[7]	$7,000	$7,000
0.03%[6]	04/09/15		420,000	419,999
0.38%[6]	06/30/15		665,000	665,559

				1,883,549

Total Short-Term Investments
(Cost $3,878,434)				3,878,496

Total Investments – 95.56%
(Cost $9,255,665)[1]				9,303,154

Cash and Other Assets, Less
Liabilities – 4.44%				431,979

Net Assets – 100.00%				$9,735,133

Contracts	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
57	S&P 500 E Mini Index, Expiration June 2015	$22,557

	Net unrealized appreciation	$22,557

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR plus 40 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: Barclays, Inc.
04/06/15	$3,866	$(62,813)	$(62,813)

	$3,866	$(62,813)	$(62,813)

Notes:

[1]	Cost for federal income tax purposes is $9,255,665 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$73,601
Gross unrealized (depreciation)	(26,112)

Net unrealized appreciation	$47,489

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2015.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Represents the current yield as of March 31, 2015.

[6]	Represents annualized yield at date of purchase.

[7]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $267,995.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

153 / Annual Report March 2015

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Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2015

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND

Investments, at value (Cost $149,164,776, $3,642,636,203, $1,227,046,027, $71,079,711,823, $1,549,083,277, $1,948,390,533, $145,691,381, $156,390,696, and $9,255,665, respectively) (Note 2)	$149,973,149	$3,671,380,757
Cash and cash equivalents (Note 2)	20,194	1,412,784
Cash on deposit with brokers for collateral on swaps (Note 3)	–	–
Foreign currency, at value (Cost $0, $0, $0, $0, $0, $633,$0, $0, and $0, respectively) (Note 2)	–	–
Premiums paid for swap contracts	–	–
Dividends and interest receivable	347,368	10,223,209
Due from Adviser (Note 6)	24,512	96,928
Receivable for securities sold	286	9,982,566
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $52,809, $0, $0, $100,336, and $0, respectively) (Note 3)	–	–
Receivable for capital stock sold	313,417	22,562,254
Receivable for daily variation margin on futures contracts (Note 3)	–	18,000
Receivable for daily variation margin on interest rate swaps (Note 3)	–	–
Other assets	28,903	99,881

Total assets	150,707,829	3,715,776,379

Liabilities:
Unrealized depreciation on swap contracts	–	–
Options written, at value (Premiums received $0, $540,000, $0, $22,662,313, $0, $0, $0, $0, and $0, respectively) (Note 3)	–	133,170
Payable for securities purchased	–	26,870,759
Payable for capital stock redeemed	144,712	17,052,452
Payable for daily variation margin on futures contracts (Note 3)	–	16,000
Line of credit commitment fee payable	69	1,638
Distributions payable	23,297	267,052
Administrative fees payable	25,134	95,713
Advisory fees payable (Note 6)	32,690	947,131
Audit fees payable	34,947	50,586
Transfer agent fees payable	29,955	738,941
Accrued distribution (12b-1) and service fees payable	9,633	286,546
Accrued other expenses	9,727	153,262

Total liabilities	310,164	46,613,250

Net assets	$150,397,665	$3,669,163,129

Class M Shares:
Net assets (Applicable to 16,273,702, 198,650,634, 15,306,206, 1,503,218,234, 78,671,133, 61,782,339, 605,049, 8,833,702, and 1,349,042, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$69,868,161	$1,749,130,455

Net asset value, offering and redemption price per Class M share	$4.29	$8.81

Class I Shares:
Net assets (Applicable to 18,734,104, 217,471,268, 98,733,197, 3,657,432,478, 77,788,026, 108,814,137, 13,651,778, 10,918,780, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$80,529,504	$1,915,433,534

Net asset value, offering and redemption price per Class I share	$4.30	$8.81

Administrative Class:
Net assets (Applicable to 0, 404,363, 0, 25,536,843, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$4,599,140

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.37

Plan Class:
Net assets (Applicable to 0, 0, 0, 691,565,369, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$198,197,434	$3,852,317,159
Undistributed (distributions in excess of) net investment income	(45,534)	(784,447)
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options written and swap contracts	(48,562,608)	(211,436,196)
Net unrealized appreciation/(depreciation) on investments	808,373	29,151,384
Net unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, options written and swap contracts	–	(84,771)

Net assets	$150,397,665	$3,669,163,129

[1] Consolidated Statement of Assets and Liabilities.

See accompanying notes to financial statements.

155 / Annual Report March 2015

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2015

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND[1]	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$1,242,347,124	$72,709,821,097	$1,480,415,569	$1,964,233,788	$145,535,248	$163,915,576	$9,303,154
10,913,363	145,092,666	2,642,626	32,265,427	1,802,448	2,316,742	952,780
–	6,947,590	–	–	–	–	–
–	–	–	540	–	–	–
–	–	1,351,408	–	–	–	–
3,368,683	224,141,861	24,101,263	7,657,346	372,757	626,083	16,630
60,828	142,158	–	37,416	2,143	8,811	8,473
17,685,170	5,170,365,135	24,034,645	31,961,706	8,417,844	1,943,981	–

–	–	–	–	–	–	–
774,099	407,837,306	3,936,405	14,507,050	1,000	143,164	3,049
3,375	1,941,438	–	83,891	–	–	–
–	31,183,325	–	–	–	–	–
33,466	943,300	45,043	74,033	20,289	23,417	18,292

1,275,186,108	78,698,415,876	1,536,526,959	2,050,821,197	156,151,729	168,977,774	10,302,378

128,771	49,772,875	355,239	–	–	–	62,813

–	5,432,144	–	–	–	–	–
58,678,445	14,216,093,716	9,088,675	8,737,983	11,696,208	4,165,735	399,963
1,226,113	86,687,675	4,667,095	2,756,288	34,361	238,624	8,572
3,000	–	–	10,688	–	2,484	45,172
525	27,178	711	857	63	73	–
32,341	8,343,884	485,347	530,716	1,567	5,532	–
47,814	932,066	45,758	76,799	18,657	35,595	13,678
357,531	18,542,647	743,354	1,087,597	67,063	265,134	146
42,000	166,682	39,678	2,958	2,625	34,982	32,190
113,288	7,110,539	339,687	151,276	5,246	31,667	2,072
28,886	2,943,879	165,420	153,748	1,331	15,649	–
106,844	5,602,221	127,327	199,989	8,334	11,093	2,639

60,765,558	14,401,655,506	16,058,291	13,708,899	11,835,455	4,806,568	567,245

$1,214,420,550	$64,296,760,370	$1,520,468,668	$2,037,112,298	$144,316,274	$164,171,206	$9,735,133

$163,048,233	$16,558,422,224	$764,683,363	$738,090,283	$6,126,488	$73,452,986	$9,735,133

$10.65	$11.02	$9.72	$11.95	$10.13	$8.32	$7.22

$1,051,372,317	$40,277,551,786	$755,785,305	$1,299,022,015	$138,189,786	$90,718,220	N/A

$10.65	$11.01	$9.72	$11.94	$10.12	$8.31	N/A

N/A	$281,478,679	N/A	N/A	N/A	N/A	N/A

N/A	$11.02	N/A	N/A	N/A	N/A	N/A

N/A	$7,179,307,681	N/A	N/A	N/A	N/A	N/A

N/A	$10.38	N/A	N/A	N/A	N/A	N/A

$1,193,275,423	$62,332,458,553	$1,599,013,551	$2,021,823,557	$144,275,840	$272,567,869	$101,604,235
(374,758)	(30,849,083)	2,261,281	378,108	5,042	252,909	2,732

6,363,454	382,271,069	(11,730,408)	(1,599,217)	191,524	(116,065,366)	(91,879,068)
15,301,097	1,630,109,275	(68,720,517)	15,843,256	(156,132)	7,424,544	47,490

(144,666)	(17,229,444)	(355,239)	666,594	–	(8,750)	(40,256)

$1,214,420,550	$64,296,760,370	$1,520,468,668	$2,037,112,298	$144,316,274	$164,171,206	$9,735,133

See accompanying notes to financial statements.

Annual Report March 2015 / 156

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2015

	ULTRA SHORT	LOW DURATION
	BOND FUND	BOND FUND
Investment Income:
Interest	$2,136,866	$66,009,117
Dividends	1,564	26,099

Total investment income	2,138,430	66,035,216

Expenses:
Investment advisory fees (Note 6)	471,461	10,908,861
Administration fees	124,333	519,697
Commitment fee	1,506	28,284
Custodian fees	26,859	141,979
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	145,076	3,665,655
Administrative Class	–	16,833
Insurance expense	4,145	72,825
Miscellaneous expenses	3,534	23,143
Professional fees	36,828	77,972
Registration and filing fees	61,396	222,906
Reports to shareholders	11,419	145,708
Transfer agent fees	152,529	2,850,888
Trustees’ fees and expenses	2,206	41,473
Repayment of reimbursed expenses - Class I (Note 6)	–	–

Total operating expenses	1,041,292	18,716,224
Expenses waived and reimbursed (Note 6)	(255,027)	(184,754)

Net expenses	786,265	18,531,470

Net investment income	1,352,165	47,503,746

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts,
Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments	(175,292)	4,401,195
Futures contracts	–	32,211
Options and swaptions written	–	–
Swap contracts	–	110,880

Net change in unrealized appreciation/(depreciation) on:
Investments	(176,428)	(6,558,481)
Futures contracts	–	(84,771)
Foreign currency transactions	–	–
Options and swaptions written	–	371,741
Swap contracts	–	(106,848)

Net change in realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	(351,720)	(1,834,073)

Net Increase/(Decrease) in Net Assets from Operations	$1,000,445	$45,669,673

[1]	Consolidated Statement of Operations.

See accompanying notes to financial statements.

157 / Annual Report March 2015

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2015

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND[1]	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$15,051,675	$962,817,727	$99,516,135	$32,551,861	$5,435,049	$8,609,736	$92,425
5,892	258,362	13,411	150,764	1,287	22,104	44

15,057,567	963,076,089	99,529,546	32,702,625	5,436,336	8,631,840	92,469

2,796,564	140,478,557	9,498,578	7,624,504	744,564	3,620,271	8,722
205,113	3,891,814	293,096	310,990	101,226	161,039	65,336
5,797	292,988	15,268	8,439	1,048	1,531	–
50,613	1,189,937	68,900	78,057	9,710	21,759	14,559

325,547	26,350,594	2,560,111	1,053,488	17,518	189,492	–
–	436,065	–	–	–	–	–
11,011	594,910	46,106	14,713	2,494	4,319	103
7,071	230,529	13,542	8,653	4,425	3,589	2,195
45,934	347,842	76,007	52,113	33,446	39,903	33,160
152,270	4,836,287	90,168	266,759	59,451	51,816	25,871
43,229	2,538,016	201,738	77,730	4,066	16,062	594
398,750	25,703,816	1,505,612	574,800	44,602	150,496	19,451
8,513	426,069	22,126	12,423	1,535	2,208	68
155,097	–	–	223,677	–	–	–

4,205,509	207,317,424	14,391,252	10,306,346	1,024,085	4,262,485	170,059
(53,882)	(189,006)	(785,013)	(57,572)	(83,121)	(45,177)	(112,318)

4,151,627	207,128,418	13,606,239	10,248,774	940,964	4,217,308	57,741

10,905,940	755,947,671	85,923,307	22,453,851	4,495,372	4,414,532	34,728

8,931,739	647,367,869	12,521,209	971,414	508,482	2,162,859	(1,066)
3,615	(1,268,823)	–	(1,562,986)	–	(36,988)	188,508
–	17,460,563	–	–	–	–	–
13,091	(18,851,969)	(841,250)	84,930	–	–	518,188

3,731,451	731,587,988	(108,512,258)	4,785,921	(1,496,849)	(1,921,542)	(14,108)
(15,895)	14,576,990	–	427,149	–	(8,750)	26,434
–	–	–	(90)	–	–	–
–	11,702,742	–	–	–	–	–
(261,700)	(76,125,761)	57,923	(80,815)	–	–	(94,620)

12,402,301	1,326,449,599	(96,774,376)	4,625,523	(988,367)	195,579	623,336

$23,308,241	$2,082,397,270	$(10,851,069)	$27,079,374	$3,507,005	$4,610,111	$658,064

See accompanying notes to financial statements.

Annual Report March 2015 / 158

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Operations:
Net investment income	$1,352,165	$1,727,867
Net realized gain/(loss) on investments	(175,292)	(1,542,991)
Net realized gain/(loss) on futures contracts, options written, swap contracts and swaptions written	–	–
Net change in unrealized appreciation/(depreciation) on investments	(176,428)	1,374,575
Net change in unrealized appreciation/(depreciation) on futures contracts, options written, swap contracts and swaptions written	–	–

Net increase in net assets resulting from operations	1,000,445	1,559,451

Distributions to Shareholders from:
Net investment income:
Class M	(590,977)	(824,845)
Class I	(800,145)	(903,797)
Administrative Class	–	–
Plan Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–

Net decrease in net assets resulting from distributions	(1,391,122)	(1,728,642)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	54,797,853	120,075,527
Shares issued in reinvestment of distributions	534,493	790,716
Cost of shares redeemed	(82,367,701)	(80,726,799)

Total Class M capital share transactions	(27,035,355)	40,139,444

Class I:
Proceeds from sale of shares	73,486,576	66,499,419
Shares issued in reinvestment of distributions	648,419	834,149
Cost of shares redeemed	(94,022,857)	(34,516,152)

Total Class I capital share transactions	(19,887,862)	32,817,416

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Plan Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Plan Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	(46,923,217)	72,956,860

Net increase/(decrease) in net assets	(47,313,894)	72,787,669
Net assets at beginning of year	197,711,559	124,923,890

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $(45,534), $(1,646), $(784,447), $18,804, $(374,758), $36,477, $(30,849,107) and $(3,607,672), respectively)	$150,397,665	$197,711,559

See accompanying notes to financial statements.

159 / Annual Report March 2015

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014

$47,503,746	$47,965,532	$10,905,940	$9,195,627	$755,947,671	$714,922,539
4,401,195	(1,951,189)	8,931,739	295,042	647,367,869	(147,544,051)
143,091	(166,138)	16,706	(67,821)	(2,660,229)	(152,907)
(6,558,481)	1,734,177	3,731,451	(4,515,539)	731,587,988	(309,562,568)
180,122	417,508	(277,595)	252,643	(49,846,029)	20,847,331

45,669,673	47,999,890	23,308,241	5,159,952	2,082,397,270	278,510,344

(23,716,617)	(25,316,538)	(2,060,920)	(2,558,690)	(227,894,482)	(283,204,996)
(24,542,176)	(22,506,608)	(9,256,255)	(6,687,815)	(502,397,784)	(414,352,138)
(48,204)	(18,700)	–	–	(1,645,004)	(584,194)
–	–	–	–	(42,094,872)	(12,755,576)
–	–	(412,979)	(131,283)	(32,400,318)	(61,248,817)
–	–	(2,385,384)	(366,869)	(76,572,282)	(88,914,421)
–	–	–	–	(301,357)	(131,110)
–	–	–	–	(5,847,430)	(3,121,602)

(48,306,997)	(47,841,846)	(14,115,538)	(9,744,657)	(889,153,529)	(864,312,854)

669,802,599	1,646,701,458	69,232,054	99,439,667	8,159,891,829	3,409,254,052
22,808,876	24,660,137	2,387,421	2,439,103	251,451,149	330,256,185
(860,470,686)	(893,464,320)	(55,121,272)	(71,396,174)	(2,821,075,236)	(3,703,154,922)

(167,859,211)	777,897,275	16,498,203	30,482,596	5,590,267,742	36,355,315

1,284,416,956	1,574,715,222	750,541,178	246,123,151	27,743,258,969	7,955,958,968
20,963,094	19,564,759	11,332,139	6,847,703	489,831,540	421,587,192
(1,083,957,459)	(641,062,942)	(73,907,839)	(91,399,335)	(4,725,208,360)	(5,725,661,389)

221,422,591	953,217,039	687,965,478	161,571,519	23,507,882,149	2,651,884,771

1,900,538	3,749,400	–	–	276,526,737	42,207,862
48,096	18,086	–	–	1,871,495	690,475
(968,305)	(260,677)	–	–	(38,975,458)	(18,870,570)

980,329	3,506,809	–	–	239,422,774	24,027,767

–	–	–	–	6,990,691,332	318,087,806
–	–	–	–	47,506,330	15,552,343
–	–	–	–	(457,398,473)	(139,266,577)

–	–	–	–	6,580,799,189	194,373,572

54,543,709	1,734,621,123	704,463,681	192,054,115	35,918,371,854	2,906,641,425

51,906,385	1,734,779,167	713,656,384	187,469,410	37,111,615,595	2,320,838,915
3,617,256,744	1,882,477,577	500,764,166	313,294,756	27,185,144,775	24,864,305,860

$3,669,163,129	$3,617,256,744	$1,214,420,550	$500,764,166	$64,296,760,370	$27,185,144,775

See accompanying notes to financial statements.

Annual Report March 2015 / 160

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND[1]

	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Operations:
Net investment income	$85,923,307	$118,236,526
Net realized gain/(loss) on investments	12,521,209	45,433,949
Net realized gain/(loss) on futures contracts and swap contracts	(841,250)	108,210
Net change in unrealized appreciation/(depreciation) on investments	(108,512,258)	(32,450,239)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency transactions and swap contracts	57,923	(125,598)

Net increase/(decrease) in net assets resulting from operations	(10,851,069)	131,202,848

Distributions to Shareholders from:
Net investment income:
Class M	(45,178,492)	(67,546,331)
Class I	(40,822,736)	(48,737,776)
Net realized gains:
Class M	(11,770,017)	(36,715,212)
Class I	(11,252,302)	(25,198,557)

Net decrease in net assets resulting from distributions	(109,023,547)	(178,197,876)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	301,423,668	645,480,763
Shares issued in reinvestment of distributions	53,703,499	98,746,102
Cost of shares redeemed	(851,725,018)	(728,468,955)

Total Class M capital share transactions	(496,597,851)	15,757,910

Class I:
Proceeds from sale of shares	543,128,822	520,550,696
Shares issued in reinvestment of distributions	45,738,741	63,860,627
Cost of shares redeemed	(685,492,424)	(652,599,365)

Total Class I capital share transactions	(96,624,861)	(68,188,042)

Net increase/(decrease) in net assets resulting from capital share transactions	(593,222,712)	(52,430,132)

Net increase/(decrease) in net assets	(713,097,328)	(99,425,160)
Net assets at beginning of year	2,233,565,996	2,332,991,156

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $2,261,281, $3,043,937, $378,108, $202,847, $5,042, $2,038, $252,909, $(153,908), $2,732 and $14,038, respectively)	$1,520,468,668	$2,233,565,996

[1]	Consolidated Statement of Changes in Net Assets.

See accompanying notes to financial statements.

161 / Annual Report March 2015

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND		FLOATING RATE INCOME FUND*		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014

$22,453,851	$12,555,912	$4,495,372	$2,523,061	$4,414,532	$6,915,333	$34,728	$89,065
971,414	(3,392,633)	508,482	1,051,032	2,162,859	2,993,863	(1,066)	1,328
(1,478,056)	1,903,872	–	–	(36,988)	1,267	706,696	1,254,945
4,785,921	7,457,188	(1,496,849)	1,340,717	(1,921,542)	(3,717,297)	(14,108)	8,829

346,244	442,277	–	–	(8,750)	(259)	(68,186)	(148,041)

27,079,374	18,966,616	3,507,005	4,914,810	4,610,111	6,192,907	658,064	1,206,126

(7,357,430)	(4,977,622)	(220,858)	(62,760)	(1,494,757)	(1,304,424)	(46,024)	(78,817)
(14,937,012)	(7,195,987)	(4,271,510)	(2,458,520)	(2,512,958)	(5,475,280)	–	–
–	(209,000)	(77,688)	(4,311)	–	–	–	–
–	(303,223)	(1,117,277)	(168,714)	–	–	–	–

(22,294,442)	(12,685,832)	(5,687,333)	(2,694,305)	(4,007,715)	(6,779,704)	(46,024)	(78,817)

633,642,743	300,272,058	15,857,833	6,376,328	36,867,133	64,144,763	6,847,181	2,543,542
6,627,548	4,798,867	273,986	53,142	1,430,221	1,259,286	45,653	73,222
(210,477,315)	(101,740,469)	(15,165,099)	(1,155,393)	(38,210,139)	(29,123,412)	(3,093,474)	(4,576,504)

429,792,976	203,330,456	966,720	5,274,077	87,215	36,280,637	3,799,360	(1,959,740)

1,054,451,095	372,678,874	32,482,252	136,778,678	52,980,845	47,546,750	–	–
13,230,264	7,167,625	5,382,071	2,623,018	1,842,365	1,454,188	–	–
(183,775,346)	(58,809,431)	(13,094,268)	(26,136,451)	(111,007,047)	(80,602,658)	–	–

883,906,013	321,037,068	24,770,055	113,265,245	(56,183,837)	(31,601,720)	–	–

1,313,698,989	524,367,524	25,736,775	118,539,322	(56,096,622)	4,678,917	3,799,360	(1,959,740)

1,318,483,921	530,648,308	23,556,447	120,759,827	(55,494,226)	4,092,120	4,411,400	(832,431)
718,628,377	187,980,069	120,759,827	–	219,665,432	215,573,312	5,323,733	6,156,164

$2,037,112,298	$718,628,377	$144,316,274	$120,759,827	$164,171,206	$219,665,432	$9,735,133	$5,323,733

*	The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Annual Report March 2015 / 162

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$4.30	$4.31	$4.20	$4.24	$4.04

Income from Investment Operations:
Net investment income[1]	0.03	0.04	0.06	0.08	0.11
Net realized and unrealized gain/(loss)	(0.01)	(0.01)	0.12	(0.04)	0.21

Total Income from Investment Operations	0.02	0.03	0.18	0.04	0.32

Less Distributions:
From net investment income	(0.03)	(0.04)	(0.07)	(0.08)	(0.12)

Total Distributions	(0.03)	(0.04)	(0.07)	(0.08)	(0.12)

Net Asset Value, End of Year	$4.29	$4.30	$4.31	$4.20	$4.24

Total Return	0.42%	0.74%	4.26%	1.00%	8.01%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$69,868	$97,090	$56,977	$37,261	$42,174
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%	0.60%	0.64%	0.68%	0.65%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.51%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.63%	0.92%	1.50%	1.90%	2.57%
Portfolio Turnover Rate	16%	31%	43%	29%	42%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

163 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$4.31	$4.32	$4.21	$4.25	$4.04

Income from Investment Operations:
Net investment income[1]	0.03	0.05	0.07	0.09	0.12
Net realized and unrealized gain/(loss)	(0.00)[2]	(0.01)	0.11	(0.04)	0.22

Total Income from Investment Operations	0.03	0.04	0.18	0.05	0.34

Less Distributions:
From net investment income	(0.04)	(0.05)	(0.07)	(0.09)	(0.13)

Total Distributions	(0.04)	(0.05)	(0.07)	(0.09)	(0.13)

Net Asset Value, End of Year	$4.30	$4.31	$4.32	$4.21	$4.25

Total Return	0.59%	0.90%	4.42%	1.17%	8.43%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$80,530	$100,622	$67,947	$75,106	$71,173
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.46%	0.43%	0.48%	0.52%	0.49%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.35%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.79%	1.09%	1.70%	2.03%	2.83%
Portfolio Turnover Rate	16%	31%	43%	29%	42%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2015 / 164

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$8.81	$8.83	$8.60	$8.65	$8.21

Income from Investment Operations:
Net investment income[1]	0.11	0.14	0.25	0.26	0.26
Net realized and unrealized gain/(loss)	(0.00)[2]	(0.01)	0.23	(0.05)	0.44

Total Income from Investment Operations	0.11	0.13	0.48	0.21	0.70

Less Distributions:
From net investment income	(0.11)	(0.15)	(0.25)	(0.26)	(0.26)

Total Distributions	(0.11)	(0.15)	(0.25)	(0.26)	(0.26)

Net Asset Value, End of Year	$8.81	$8.81	$8.83	$8.60	$8.65

Total Return	1.24%	1.45%	5.64%	2.53%	8.63%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,749,130	$1,918,474	$1,140,625	$1,214,668	$1,356,201
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.57%	0.57%	0.59%	0.58%
After expense waivers and reimbursements	0.61%	0.57%	0.57%	0.59%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.21%	1.60%	2.83%	3.06%	3.01%
Portfolio Turnover Rate	30%	31%	60%	60%	87%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

165 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$8.81	$8.83	$8.60	$8.66	$8.22

Income from Investment Operations:
Net investment income[1]	0.13	0.16	0.26	0.28	0.27
Net realized and unrealized gain/(loss)	(0.00)[2]	(0.02)	0.24	(0.06)	0.45

Total Income from Investment Operations	0.13	0.14	0.50	0.22	0.72

Less Distributions:
From net investment income	(0.13)	(0.16)	(0.27)	(0.28)	(0.28)

Total Distributions	(0.13)	(0.16)	(0.27)	(0.28)	(0.28)

Net Asset Value, End of Year	$8.81	$8.81	$8.83	$8.60	$8.66

Total Return	1.46%	1.64%	5.84%	2.61%	8.82%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,915,434	$1,695,160	$741,747	$504,182	$573,395
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.39%	0.37%	0.38%	0.40%	0.39%
After expense waivers and reimbursements	0.39%	0.37%	0.38%	0.40%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.42%	1.78%	3.00%	3.24%	3.20%
Portfolio Turnover Rate	30%	31%	60%	60%	87%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2015 / 166

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$11.38	$11.41	$11.11	$11.18	$10.61

Income from Investment Operations:
Net investment income[1]	0.12	0.14	0.32	0.31	0.31
Net realized and unrealized gain/(loss)	(0.00)[2]	–	0.28	(0.06)	0.57

Total Income from Investment Operations	0.12	0.14	0.60	0.25	0.88

Less Distributions:
From net investment income	(0.13)	(0.17)	(0.30)	(0.32)	(0.31)

Total Distributions	(0.13)	(0.17)	(0.30)	(0.32)	(0.31)

Net Asset Value, End of Year	$11.37	$11.38	$11.41	$11.11	$11.18

Total Return	1.04%	1.21%	5.46%	2.28%	8.41%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$4,599	$3,623	$105	$1,594	$2,133
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%	0.78%	0.77%	0.79%	0.78%
After expense waivers and reimbursements	0.72%	0.78%	0.77%	0.79%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.09%	1.24%	2.85%	2.82%	2.78%
Portfolio Turnover Rate	30%	31%	60%	60%	87%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

167 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.52	$10.69	$10.47	$10.31	$10.17

Income from Investment Operations:
Net investment income[1]	0.14	0.24	0.35	0.40	0.44
Net realized and unrealized gain/(loss)	0.16	(0.16)	0.40	0.16	0.50

Total Income from Investment Operations	0.30	0.08	0.75	0.56	0.94

Less Distributions:
From net investment income	(0.14)	(0.24)	(0.35)	(0.40)	(0.44)
From net capital gains	(0.03)	(0.01)	(0.18)	–	(0.36)

Total Distributions	(0.17)	(0.25)	(0.53)	(0.40)	(0.80)

Net Asset Value, End of Year	$10.65	$10.52	$10.69	$10.47	$10.31

Total Return	2.87%	0.80%	7.28%	5.56%	9.50%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$163,048	$144,635	$115,576	$89,990	$56,748
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%	0.69%	0.69%	0.72%	0.72%
After expense waivers and reimbursements	0.68%	0.65%	0.65%	0.66%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.30%	2.25%	3.24%	3.89%	4.24%
Portfolio Turnover Rate	253%	208%	119%	145%	192%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2015 / 168

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.52	$10.69	$10.47	$10.30	$10.17

Income from Investment Operations:
Net investment income[1]	0.15	0.25	0.37	0.43	0.46
Net realized and unrealized gain/(loss)	0.17	(0.15)	0.40	0.16	0.50

Total Income from Investment Operations	0.32	0.10	0.77	0.59	0.96

Less Distributions:
From net investment income	(0.16)	(0.26)	(0.37)	(0.42)	(0.47)
From net capital gains	(0.03)	(0.01)	(0.18)	–	(0.36)

Total Distributions	(0.19)	(0.27)	(0.55)	(0.42)	(0.83)

Net Asset Value, End of Year	$10.65	$10.52	$10.69	$10.47	$10.30

Total Return	3.09%	1.02%	7.50%	5.89%	9.62%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,051,372	$356,129	$197,719	$193,480	$144,364
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%[2]	0.46%	0.48%	0.51%	0.51%
After expense waivers and reimbursements	0.48%	0.44%	0.44%	0.45%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.38%	2.39%	3.46%	4.11%	4.45%
Portfolio Turnover Rate	253%	208%	119%	145%	192%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.46%

See accompanying notes to financial statements.

169 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.68	$10.92	$10.54	$10.41	$10.16

Income from Investment Operations:
Net investment income[1]	0.19	0.29	0.36	0.45	0.47
Net realized and unrealized gain/(loss)	0.38	(0.18)	0.62	0.21	0.42

Total Income from Investment Operations	0.57	0.11	0.98	0.66	0.89

Less Distributions:
From net investment income	(0.20)	(0.29)	(0.38)	(0.45)	(0.47)
From net capital gains	(0.03)	(0.06)	(0.22)	(0.08)	(0.17)

Total Distributions	(0.23)	(0.35)	(0.60)	(0.53)	(0.64)

Net Asset Value, End of Year	$11.02	$10.68	$10.92	$10.54	$10.41

Total Return	5.38%	1.07%	9.46%	6.55%	8.86%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$16,558,422	$10,587,362	$10,806,099	$8,154,998	$6,999,143
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.68%	0.62%	0.61%	0.63%	0.63%
After expense waivers and reimbursements	0.68%	0.62%	0.61%	0.63%	0.63%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.79%	2.70%	3.30%	4.33%	4.47%
Portfolio Turnover Rate	246%	255%	160%	156%	228%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2015 / 170

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.68	$10.92	$10.54	$10.41	$10.16

Income from Investment Operations:
Net investment income[1]	0.21	0.31	0.38	0.47	0.49
Net realized and unrealized gain/(loss)	0.38	(0.18)	0.62	0.21	0.42

Total Income from Investment Operations	0.59	0.13	1.00	0.68	0.91

Less Distributions:
From net investment income	(0.23)	(0.31)	(0.40)	(0.47)	(0.49)
From net capital gains	(0.03)	(0.06)	(0.22)	(0.08)	(0.17)

Total Distributions	(0.26)	(0.37)	(0.62)	(0.55)	(0.66)

Net Asset Value, End of Year	$11.01	$10.68	$10.92	$10.54	$10.41

Total Return	5.54%	1.29%	9.69%	6.78%	9.08%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$40,277,552	$16,023,118	$13,693,971	$11,275,951	$5,972,132
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%	0.40%	0.40%	0.42%	0.42%
After expense waivers and reimbursements	0.44%	0.40%	0.40%	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.94%	2.90%	3.52%	4.53%	4.67%
Portfolio Turnover Rate	246%	255%	160%	156%	228%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

171 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.68	$10.93	$10.55	$10.42	$10.17

Income from Investment Operations:
Net investment income[1]	0.16	0.26	0.33	0.43	0.44
Net realized and unrealized gain/(loss)	0.40	(0.18)	0.63	0.21	0.42

Total Income from Investment Operations	0.56	0.08	0.96	0.64	0.86

Less Distributions:
From net investment income	(0.19)	(0.27)	(0.36)	(0.43)	(0.44)
From net capital gains	(0.03)	(0.06)	(0.22)	(0.08)	(0.17)

Total Distributions	(0.22)	(0.33)	(0.58)	(0.51)	(0.61)

Net Asset Value, End of Year	$11.02	$10.68	$10.93	$10.55	$10.42

Total Return	5.25%	0.79%	9.24%	6.34%	8.63%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$281,479	$39,430	$15,783	$7,061	$6,681
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.80%	0.81%	0.81%	0.83%	0.83%
After expense waivers and reimbursements	0.80%	0.81%	0.81%	0.83%	0.83%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.45%	2.47%	3.04%	4.14%	4.16%
Portfolio Turnover Rate	246%	255%	160%	156%	228%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2015 / 172

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS*
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.07	$10.30	$9.95	$10.00

Income from Investment Operations:
Net investment income[1]	0.18	0.29	0.35	0.30
Net realized and unrealized gain/(loss)	0.38	(0.17)	0.60	0.07

Total Income from Investment Operations	0.56	0.12	0.95	0.37

Less Distributions:
From net investment income	(0.22)	(0.29)	(0.38)	(0.34)
From net capital gains	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.25)	(0.35)	(0.60)	(0.42)

Net Asset Value, End of Period	$10.38	$10.07	$10.30	$9.95

Total Return	5.60%	1.30%	9.73%	3.81%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,179,308	$535,236	$348,453	$119,860
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.40%	0.39%	0.40%	0.41%[3]
After expense waivers and reimbursements	0.39%	0.39%	0.39%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.77%	2.88%	3.42%	4.43%[3]
Portfolio Turnover Rate	246%	255%	160%	156%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

See accompanying notes to financial statements.

173 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.37	$10.59	$10.11	$10.94	$10.40

Income from Investment Operations:
Net investment income[2]	0.45	0.54	0.64	0.73	0.82
Net realized and unrealized gain/(loss)	(0.51)	0.05	0.57	(0.68)	0.59

Total Income/(Loss) from Investment Operations	(0.06)	0.59	1.21	0.05	1.41

Less Distributions:
From net investment income	(0.45)	(0.53)	(0.68)	(0.76)	(0.82)
From net capital gains	(0.14)	(0.28)	(0.05)	(0.12)	(0.05)

Total Distributions	(0.59)	(0.81)	(0.73)	(0.88)	(0.87)

Redemption fees added to paid-in capital (Note 8)	–	–	–	–	0.00 [3]

Net Asset Value, End of Year	$9.72	$10.37	$10.59	$10.11	$10.94

Total Return	(0.65)%	5.89%	12.40%	0.68%	14.19%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$764,684	$1,323,298	$1,335,683	$1,227,806	$1,351,022
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.89%	0.82%	0.81%	0.85%	0.85%
After expense waivers and reimbursements	0.83%	0.80%	0.79%	0.82%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.41%	5.20%	6.20%	7.14%	7.73%
Portfolio Turnover Rate	61%	66%	74%	54%	34%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Amount is less than $0.01.

See accompanying notes to financial statements.

Annual Report March 2015 / 174

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.37	$10.59	$10.11	$10.94	$10.40

Income from Investment Operations:
Net investment income[2]	0.47	0.57	0.66	0.75	0.85
Net realized and unrealized gain/(loss)	(0.51)	0.05	0.57	(0.68)	0.59

Total Income/(Loss) from Investment Operations	(0.04)	0.62	1.23	0.07	1.44

Less Distributions:
From net investment income	(0.47)	(0.56)	(0.70)	(0.78)	(0.85)
From net capital gains	(0.14)	(0.28)	(0.05)	(0.12)	(0.05)

Total Distributions	(0.61)	(0.84)	(0.75)	(0.90)	(0.90)

Redemption fees added to paid-in capital (Note 8)	–	–	–	–	0.00 [3]

Net Asset Value, End of Year	$9.72	$10.37	$10.59	$10.11	$10.94

Total Return	(0.40)%	6.16%	12.67%	0.93%	14.48%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$755,786	$910,268	$997,308	$1,062,563	$765,086
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.60%	0.56%	0.57%	0.60%	0.60%
After expense waivers and reimbursements	0.58%	0.55%	0.54%	0.57%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.65%	5.45%	6.46%	7.35%	7.99%
Portfolio Turnover Rate	61%	66%	74%	54%	34%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Amount is less than $0.01.

See accompanying notes to financial statements.

175 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M*
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.87	$11.81	$11.23	$10.00

Income from Investment Operations:
Net investment income[1]	0.21	0.29	0.36	0.32
Net realized and unrealized gain	0.08	0.07	0.61	1.24

Total Income from Investment Operations	0.29	0.36	0.97	1.56

Less Distributions:
From net investment income	(0.21)	(0.29)	(0.39)	(0.31)
From net capital gains	–	(0.01)	–	(0.02)

Total Distributions	(0.21)	(0.30)	(0.39)	(0.33)

Net Asset Value, End of Period	$11.95	$11.87	$11.81	$11.23

Total Return	2.47%	3.09%	9.72%	15.72%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$738,090	$305,872	$100,087	$9,894
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%	1.04%	1.35%	2.86%[3]
After expense waivers and reimbursements	1.03%	0.99%	0.99%	0.99%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.76%	2.46%	3.07%	6.11%[3]
Portfolio Turnover Rate	18%	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Unconstrained Bond Fund Class M Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Annual Report March 2015 / 176

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I*
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.86	$11.80	$11.22	$10.00

Income from Investment Operations:
Net investment income[1]	0.24	0.32	0.38	0.33
Net realized and unrealized gain	0.08	0.07	0.62	1.23

Total Income from Investment Operations	0.32	0.39	1.00	1.56

Less Distributions:
From net investment income	(0.24)	(0.32)	(0.42)	(0.32)
From net capital gains	–	(0.01)	–	(0.02)

Total Distributions	(0.24)	(0.33)	(0.42)	(0.34)

Net Asset Value, End of Period	$11.94	$11.86	$11.80	$11.22

Total Return	2.72%	3.34%	9.98%	15.85%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,299,022	$412,757	$87,893	$7,776
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.79%[3]	0.78%	1.10%	2.60%[4]
After expense waivers and reimbursements	0.79%	0.75%	0.75%	0.75%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.00%	2.70%	3.21%	6.23%[4]
Portfolio Turnover Rate	18%	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.76%
[4]	Annualized.
*	The Unconstrained Bond Fund Class I Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

177 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M*
	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.32	0.26
Net realized and unrealized gain/(loss)	(0.06)	0.25

Total Income from Investment Operations	0.26	0.51

Less Distributions:
From net investment income	(0.32)	(0.22)
From net capital gains	(0.09)	(0.01)

Total Distributions	(0.41)	(0.23)

Net Asset Value, End of Period	$10.13	$10.28

Total Return	2.53%	5.15%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,126	$5,311
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.10%	1.11%[3]
After expense waivers and reimbursements	0.88%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.15%	3.41%[3]
Portfolio Turnover Rate	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class M Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Annual Report March 2015 / 178

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I*
	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.34	0.26
Net realized and unrealized gain/(loss)	(0.07)	0.26

Total Income from Investment Operations	0.27	0.52

Less Distributions:
From net investment income	(0.34)	(0.23)
From net capital gains	(0.09)	(0.01)

Total Distributions	(0.43)	(0.24)

Net Asset Value, End of Period	$10.12	$10.28

Total Return	2.63%	5.29%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$138,190	$115,448
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.74%	0.81%[3]
After expense waivers and reimbursements	0.68%	0.65%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.33%	3.34%[3]
Portfolio Turnover Rate	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class I Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

179 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$8.29	$8.32	$7.82	$8.21	$7.45

Income from Investment Operations:
Net investment income[1]	0.18	0.22	0.39	0.44	0.40
Net realized and unrealized gain/(loss)	0.02	(0.02)	0.51	(0.36)	0.78

Total Income from Investment Operations	0.20	0.20	0.90	0.08	1.18

Less Distributions:
From net investment income	(0.17)	(0.23)	(0.40)	(0.47)	(0.42)

Total Distributions	(0.17)	(0.23)	(0.40)	(0.47)	(0.42)

Net Asset Value, End of Year	$8.32	$8.29	$8.32	$7.82	$8.21

Total Return	2.37%	2.42%	11.80%	1.11%	16.21%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$73,453	$73,180	$36,823	$20,882	$88,162
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.41%	2.26%	2.16%	2.14%	2.22%
After expense waivers and reimbursements	2.35%	2.26%	2.16%	2.14%	2.22%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.20%	2.62%	4.85%	5.52%	5.10%
Portfolio Turnover Rate	32%	51%	50%	70%	93%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2015 / 180

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$8.29	$8.32	$7.82	$8.21	$7.44

Income from Investment Operations:
Net investment income[1]	0.20	0.25	0.42	0.49	0.43
Net realized and unrealized gain/(loss)	–	(0.03)	0.50	(0.39)	0.78

Total Income from Investment Operations	0.20	0.22	0.92	0.10	1.21

Less Distributions:
From net investment income	(0.18)	(0.25)	(0.42)	(0.49)	(0.44)

Total Distributions	(0.18)	(0.25)	(0.42)	(0.49)	(0.44)

Net Asset Value, End of Year	$8.31	$8.29	$8.32	$7.82	$8.21

Total Return	2.49%	2.69%	12.08%	1.36%	16.66%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$90,718	$146,485	$178,751	$162,947	$180,409
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.10%	1.99%	1.91%	1.89%	1.97%
After expense waivers and reimbursements	2.10%	1.99%	1.91%	1.89%	1.97%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.37%	3.07%	5.18%	6.19%	5.41%
Portfolio Turnover Rate	32%	51%	50%	70%	93%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

181 / Annual Report March 2015

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$6.48	$5.35	$4.63	$4.48	$3.79

Income from Investment Operations:
Net investment income[1]	0.04	0.08	0.07	0.11	0.12
Net realized and unrealized gain	0.76	1.13	0.71	0.21	0.84

Total Income from Investment Operations	0.80	1.21	0.78	0.32	0.96

Less Distributions:
From net investment income	(0.06)	(0.08)	(0.06)	(0.09)	(0.17)
From return of capital	–	–	–	(0.08)	(0.10)

Total Distributions	(0.06)	(0.08)	(0.06)	(0.17)	(0.27)

Net Asset Value, End of Year	$7.22	$6.48	$5.35	$4.63	$4.48

Total Return	12.37%	22.75%	16.88%	7.35%	26.31%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$9,735	$5,324	$6,156	$5,140	$9,780
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.65%	2.98%	2.94%	2.09%	1.88%
After expense waivers and reimbursements	0.90%	0.90%	0.91%[2]	0.97%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.54%	1.43%	1.45%	2.75%	3.14%
Portfolio Turnover Rate	30%	50%	41%	31%	71%

[1]	Per share numbers have been calculated using the average share method.
[2]	The 0.91% represents the current expense waivers and reimbursements which is 0.01% over the expense cap. The after expense waivers and reimbursements would have been 0.90%.

See accompanying notes to financial statements.

Annual Report March 2015 / 182

Notes to Financial Statements

March 31, 2015

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of nine separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) and Metropolitan West Alpha Trak 500 Fund (the “Alpha Trak 500 Fund”). The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administration Class was added on September 22, 2009. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on August 1, 2011. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Unconstrained Bond Fund commenced investment operations on October 1, 2011 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Alpha Trak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification ( the “ASC”) No. 946, Financial Services – Investment Companies.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

183 / Annual Report March 2015

Notes to Financial Statements (Continued)

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

Basis of Consolidation:

The accompanying consolidated financial statements include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which is wholly owned taxable subsidiary of the HighYield Bond Fund. The U.S. Subsidiary enables HighYield Bond to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for HighYield Bond Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond Fund. High Yield Bond Fund may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. The U.S. Subsidiary is subject to the same investment policies and restrictions that apply to High Yield Bond Fund.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by Metropolitan West (“MetWest”). When the Funds use these fair valuation methods applied by MetWest that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods

Annual Report March 2015 / 184

Notes to Financial Statements (Continued)

may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

185 / Annual Report March 2015

Notes to Financial Statements (Continued)

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) having a maturity of 60 days or less generally are valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Annual Report March 2015 / 186

Notes to Financial Statements (Continued)

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of March 31, 2015, Level 3 securities consist of certain asset-backed securities, bank loans, collateralized mortgage obligations and corporate bonds.

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value March 31, 2015 is as follows:

187 / Annual Report March 2015

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$116,000	$–	$–	$116,000
Long-Term Investments:
Asset-Backed Securities	–	5,560,226	–	5,560,226
Corporates	–	30,958,785	–	30,958,785
Mortgage-Backed	–	106,835,241	62,076	106,897,317
Municipal Bonds	–	1,285,340	–	1,285,340
U.S. Agency Securities	–	3,283,062	–	3,283,062
U.S. Treasury Securities	–	1,872,419	–	1,872,419

Total	$116,000	$149,795,073	$62,076	$149,973,149

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$73,314,000	$–	$–	$73,314,000
Repurchase Agreements	–	70,000,000	–	70,000,000
U.S. Agency Discount Notes	–	215,761,735	–	215,761,735
U.S. Treasury Bills	48,999	–	–	48,999
Long-Term Investments:
Asset-Backed Securities	–	526,528,357	–	526,528,357
Bank Loans	–	31,386,576	–	31,386,576
Corporates	–	749,264,636	–	749,264,636
Mortgage-Backed	–	1,777,855,923	4,350,497	1,782,206,420
Municipal Bonds	–	33,695,314	–	33,695,314
Purchased Swaptions	–	234,924	–	234,924
U.S. Agency Securities	–	145,346,083	–	145,346,083
U.S. Treasury Securities	–	43,593,713	–	43,593,713
Other Financial Instruments *
Assets:
Interest rate contracts	301,590	–	–	301,590
Liabilities:
Interest rate contracts	(386,361)	(133,170)	–	(519,531)

Total	$73,278,228	$3,593,534,091	$4,350,497	$3,671,162,816

*Other financial instruments include futures, written swaptions and swaptions. Interest rate contracts include futures, written swaptions and swaptions.

Annual Report March 2015 / 188

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$24,280,000	$–	$–	$24,280,000
U.S. Treasury Bills	15,000	–	–	15,000
Long-Term Investments:
Asset-Backed Securities	–	114,207,924	–	114,207,924
Bank Loans	–	3,071,028	–	3,071,028
Corporates	–	187,466,928	–	187,466,928
Mortgage-Backed	–	333,118,434	452	333,118,886
Municipal Bonds	–	7,968,738	–	7,968,738
U.S. Agency Securities	–	9,343,674	–	9,343,674
U.S. Treasury Securities	527,282,785	35,592,161	–	562,874,946
Other Financial Instruments *
Assets:
Interest rate contracts	56,548	–	–	56,548
Liabilities:
Interest rate contracts	(72,443)	(128,771)	–	(201,214)

Total	$551,561,890	$690,640,116	$452	$1,242,202,458

*Other financial instruments include futures, swap contracts and swaptions. Interest rate contracts include futures, interest rate swaps and swaptions.

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$386,335,131	$–	$386,335,131
Money Market Funds	1,303,676,093	–	–	1,303,676,093
Repurchase Agreements	–	200,000,000	–	200,000,000
U.S. Agency Discount Notes	–	5,122,902,171	–	5,122,902,171
U.S. Treasury Bills	164,801,266	–	–	164,801,266
Long-Term Investments:
Asset-Backed Securities	–	5,675,249,509	63,116,072	5,738,365,581
Bank Loans	–	129,246,338	–	129,246,338
Common Stock	1,024,455	–	–	1,024,455
Corporates	–	10,304,927,680	–	10,304,927,680
Mortgage-Backed	–	26,949,087,465	32,475,908	26,981,563,373
Municipal Bonds	–	882,011,614	–	882,011,614
Purchased Swaptions	–	2,173,185	–	2,173,185
U.S. Agency Securities	–	737,285,776	–	737,285,776
U.S. Treasury Securities	17,487,688,521	3,267,819,913	–	20,755,508,434
Other Financial Instruments *
Assets:
Interest rate contracts	15,313,263	–	–	15,313,263
Liabilities:
Interest rate contracts	–	(55,205,019)	–	(55,205,019)

Total	$18,972,503,598	$53,601,833,763	$95,591,980	$72,669,929,341

*Other financial instruments include futures, swap contracts, written call and put options, written swaptions and swaptions. Credit contracts include credit default swaps. Interest rate contracts include futures, interest rate swaps, written call and put options, written swaptions and swaptions.

189 / Annual Report March 2015

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$28,089,000	$–	$–		$28,089,000
Repurchase Agreements	–	50,000,000	–		50,000,000
Long-Term Investments:
Asset-Backed Securities	–	12,958,409	–		12,958,409
Bank Loans	–	134,520,640	–	*	134,520,640
Common Stock	–	361,560	22,408,323		22,769,883
Corporates	–	1,231,673,707	–		1,231,673,707
Mortgage-Backed	–	403,929	1		403,930
Other Financial Instruments **
Assets:
Credit contracts	–	996,169	–		996,169

Total	$28,089,000	$1,430,914,414	$22,408,324		$1,481,411,738

*As of March 31, 2015, Boston Generating LLC, Term Loan 1st Lien had a $ 0 market value.

**Other financial instruments include swap contracts. Credit contracts include credit default swaps.

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$40,536,000	$–	$–	$40,536,000
U.S. Agency Discount Notes	–	136,594,948	–	136,594,948
U.S. Treasury Bills	21,153,931	–	–	21,153,931
Long-Term Investments:
Asset-Backed Securities	–	340,671,727	–	340,671,727
Bank Loans	–	12,533,932	–	12,533,932
Common Stock	9,815,341	–	–	9,815,341
Corporates	–	349,741,459	–	349,741,459
Foreign Government Obligations	–	21,755,907	–	21,755,907
Mortgage-Backed	–	984,131,856	2,523,167	986,655,023
Municipal Bonds	–	16,466,195	–	16,466,195
U.S. Agency Securities	–	27,812,205	–	27,812,205
U.S. Treasury Securities	–	497,120	–	497,120
Other Financial Instruments *
Assets:
Interest rate contracts	747,736	–	–	747,736
Liabilities:
Interest rate contracts	(80,827)	–	–	(80,827)

Total	$72,172,181	$1,890,205,349	$2,523,167	$1,964,900,697

*Other financial instruments include futures. Interest rate contracts include futures.

Annual Report March 2015 / 190

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$1,324,639	$–		$1,324,639
Money Market Funds	2,898,000	–	–		2,898,000
U.S. Agency Discount Notes	–	6,419,947	–		6,419,947
U.S. Treasury Bills	1,424,996	–	–		1,424,996
Long-Term Investments:
Bank Loans	–	114,442,236	–		114,442,236
Corporates	–	17,104,093	–		17,104,093
U.S. Agency Securities	–	1,921,337	–		1,921,337

Total	$4,322,996	$141,212,252	$–		$145,535,248

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$1,079,706	$–		$1,079,706
Money Market Funds	3,294,000	–	–		3,294,000
U.S. Agency Discount Notes	–	8,564,766	–		8,564,766
U.S. Treasury Bills	17,000	–	–		17,000
Long-Term Investments:
Asset-Backed Securities	–	30,786,039	1,132,251		31,918,290
Bank Loans	–	955,763	–	*	955,763
Common Stock	836,536	–	457,367		1,293,903
Corporates	–	18,829,617	–		18,829,617
Mortgage-Backed	–	95,709,262	748,672		96,457,934
U.S. Agency Securities	–	1,120,950	–		1,120,950
U.S. Treasury Securities	–	383,647	–		383,647
Other Financial Instruments **
Liabilities:
Interest rate contracts	(8,750)	–	–		(8,750)

Total	$4,138,786	$157,429,750	$2,338,290		$163,906,826

*As of March 31, 2015, Boston Generating LLC, Term Loan 1st Lien had a $ 0 market value.

**Other financial instruments include futures. Interest rate contracts include futures.

191 / Annual Report March 2015

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$200,000	$–	$–	$200,000
U.S. Agency Discount Notes	–	1,794,947	–	1,794,947
U.S. Treasury Bills	1,883,549	–	–	1,883,549
Long-Term Investments:
Asset-Backed Securities	–	1,154,632	–	1,154,632
Corporates	–	654,066	–	654,066
Mortgage-Backed	–	1,797,136	89,287	1,886,423
U.S. Agency Securities	–	85,061	–	85,061
U.S. Treasury Securities	1,644,476	–	–	1,644,476
Other Financial Instruments *
Assets:
Equity contracts	22,557	–	–	22,557
Liabilities:
Equity contracts	–	(62,813)	–	(62,813)

Total	$3,750,582	$5,423,029	$89,287	$9,262,898

*Other financial instruments include total return swap contracts and futures. Equity contracts include total return swaps and futures.

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

U.S. Treasury securities in the amounts of $1,872,419, $43,593,713, $35,592,161, $3,267,819,913, $497,120 and $383,647 for Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, Total Return Bond Fund, Unconstrained Bond Fund and Strategic Income Fund, respectively, transferred from level 1 to level 2 due to other observable input adjustments to quoted prices. There were no financial assets and/or liabilities transferred from level 2 to level 1 for the year ended March 31, 2015.

For the year ended March 31, 2015, a reconciliation of level 3 investments is presented when the Fund had a significant amount of 1evel 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2014	$75,655
Realized (loss)	(11,057)
Change in unrealized (depreciation)*	(2,676)
Purchases	–
Sales	–
Transfers into Level 3**	154
Transfers out of Level 3**	–

Balance as of March 31, 2015	$62,076

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2015 was $(2,676) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $154 transferred from level 2 to level 3 in the disclosure hierarchy.

Annual Report March 2015 / 192

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2014	$ 877,250	$5,060,781
Accrued discounts/premiums	86	–
Realized (loss)	(674,758)	(222,501)
Change in unrealized appreciation /(depreciation)*	714,547	(487,783)
Purchases	–	–
Sales	(917,125)	–
Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–

Balance as of
March 31, 2015	$ –	$4,350,497

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2015 was $ (487,783) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2015.

INTERMEDIATE BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2014	$ –
Change in unrealized (depreciation)*	–
Purchases	–
Sales	–
Transfers into Level 3**	452
Transfers out of Level 3**	–

Balance as of
March 31, 2015	$452

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2015 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $452 transferred from level 2 to level 3 in the disclosure hierarchy.

193 / Annual Report March 2015

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2014	$66,695,628	$ 1,842,500	$34,813,444
Accrued discounts/premiums	–	6,453	–
Realized (loss)	(3,824,523)	(878,682)	(6,058,232)
Change in unrealized appreciation*	244,967	1,267,539	1,934,459
Purchases	–	–	–
Sales	–	(2,237,810)	–
Transfers into Level 3**	–	–	1,786,237
Transfers out of Level 3**	–	–	–

Balance as of March 31, 2015	$63,116,072	$ –	$32,475,908

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2015 was $1,935,345 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,786,237 transferred from level 2 to level 3 in the disclosure hierarchy.

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES		MORTGAGE- BACKED SECURITIES

Balance as of
April 1, 2014	$4,975,000 ***	$–	$		$1
Accrued discounts/premiums	16,880	–		–	–
Realized gain	9,660	–		137,589	–
Change in unrealized (depreciation)*	(74,544)	(23,471,766)		–	–
Purchases	–	–		–	–
Sales	(316,817)	–		(137,589)	–
Corporation action	–	45,880,089		–	–
Transfers into Level 3**	–	–		–	–
Transfers out of Level 3**	(4,610,179)	–		–	–

Balance as of March 31, 2015	$– ***	$22,408,323		$–	$1

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2015 was $(23,471,766) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used unobservable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $4,610,179 transferred from level 3 to level 2 in the disclosure hierarchy.

*** As of March 31, 2015 and March 31, 2014, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

Annual Report March 2015 / 194

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2014	$65,416
Realized (loss)	(66,553)
Change in unrealized depreciation*	(1,189)
Purchases	2,525,493
Sales	–
Transfers into Level 3**	–
Transfers out of Level 3**	–

Balance as of
March 31, 2015	$2,523,167

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2015 was $(1,189) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2015.

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of
April 1, 2014	$995,000
Accrued discounts/premiums	3,377
Realized gain	1,932
Change in unrealized (depreciation)*	(14,910)
Purchases	–
Sales	(63,363)
Transfers into Level 3**	–
Transfers out of Level 3**	(922,036)

Balance as of
March 31, 2015	$–

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2015 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used unobservable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $(922,036) transferred from level 3 to level 2 in the disclosure hierarchy.

195 / Annual Report March 2015

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS		COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2014	$1,910,625	$–	***	$–	$ 400
Realized (loss)	(310,091)	–		–	(27,812)
Change in unrealized (depreciation)*	116,307	–		(744,056)	(103,206)
Purchases	–	–		–	879,218
Sales	(612,841)	–		–	–
Corporate action	–	–		1,201,423	–
Transfers into Level 3**	28,251	–		–	72
Transfers out of Level 3**	–	–		–	–

Balance as of March 31, 2015	$1,132,251	$–	***	$457,367	$ 748,672

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2015 was $(847,246) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2014, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $28,323 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of March 31, 2015 and March 31, 2014, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

ALPHATRAK 500 FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2014	$44,000	$109,090
Realized (loss)	(34,000)	(16,080)
Change in unrealized appreciation/ (depreciation)*	36,000	(3,723)
Purchases	–	–
Sales	(46,000)	–
Transfers into Level 3**	–	–
Transfers out of Level 3**	–	–

Balance as of March 31, 2015	$–	$89,287

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2015 was $ (3,723) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2015.

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2015, are as follows:

ULTRA SHORT BOND FUND	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non-
Agency	$62,076	Methods of Comparables/Consensus Pricing	Offered Quote	1.44 - 12.35	1.47

Annual Report March 2015 /196

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non-
Agency	$4,350,497	Methods of Comparables/Consensus Pricing	Offered Quote	0.03 - 8.00	2.17
INTERMEDIATE BOND FUND	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non-
Agency	$452	Methods of Comparables/Consensus Pricing	Offered Quote	12.35	12.35
TOTAL RETURN BOND FUND	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$63,116,072	Methods of Comparables/Consensus Pricing	Offered Quote	100.00	100.00
Mortgage-Backed Securities-Non-
Agency	$32,475,908	Methods of Comparables/Consensus Pricing	Offered Quote	0.03 - 33.91	3.97
HIGH YIELD BOND FUND	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Common Stock	$22,408,323	Methods of Comparables/Consensus Pricing	Offered Quote	8.61 - 40.50	14.32
Mortgage-Backed Securities-Non-
Agency	$1	Methods of Comparables/Consensus Pricing	Offered Quote	0.03	0.03
UNCONSTRAINED BOND FUND	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$2,469,068	Methods of Comparables/Consensus Pricing	Offered Quote	8.56	8.56
Mortgage-Backed Securities-Non-
Agency	$54,099	Methods of Comparables/Consensus Pricing	Offered Quote	0.76 - 8.98	1.95
STRATEGIC INCOME FUND	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$1,132,251	Methods of Comparables/Consensus Pricing	Offered Quote	6.00 - 100.00	97.66
Common Stock	$457,367	Methods of Comparables/Consensus Pricing	Offered Quote	40.50	40.50
Mortgage-Backed Securities-Non-
Agency	$748,672	Methods of Comparables/Consensus Pricing	Offered Quote	0.03 - 12.35	5.59
ALPHATRAK 500 FUND	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Mortgage-Backed Securities-Non Agency	$89,287	Methods of Comparables/Consensus Pricing	Offered Quote	1.44	1.44

* The Methods of Comparables/Consensus Pricing valuation technique for Level 3 securities involves gathering observable and unobservable data related to securities that exhibit characteristics that are comparable to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security. Such observable and unobservable data may include offered quotes (prices offered to the Fund by potential buyers in the market), broker quotes, and vendor prices for the comparable securities.

197 / Annual Report March 2015

Notes to Financial Statements (Continued)

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Advisor’s Pricing Working Group in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Advisor’s Pricing Working Group employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Advisor’s Pricing Working Group reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Advisor’s Pricing Working Group consists of the Advisor’s General Counsel, Chief Compliance Officer, internal regulatory legal counsel, members of the Advisor’s Mutual Fund Administration Department, and a representative from the portfolio management team. The Advisor’s Pricing Working Group reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of March 31, 2015:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES

DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES

Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	Investments, at value	Options written

Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts

Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	–	Options written

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

	–	Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2015:

		ASSET DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Interest contracts:
Futures[1]	$–	$301,590	$56,548	$15,313,263
Swaptions	–	234,924	–	2,173,185

Total	$–	$536,514	$56,548	$17,486,448

Annual Report March 2015 / 198

Notes to Financial Statements (Continued)

		ASSET DERIVATIVE INVESTMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Credit contracts:
Swaps	$996,169	$–	$–	$–	$–
Equity contracts:
Futures[1]	–	–	–	–	22,557
Interest contracts:
Futures[1]	–	747,736	–	–	–

Swaps
Total	$996,169	$747,736	$–	$–	$22,557

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

		LIABILITY DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Interest contracts:
Futures[1]	$–	$(386,361)	$(72,443)	$–
Options written	–	–	–	(2,501,875)
Swaps	–	–	(128,771)	(49,772,875)
Swaptions	–	(133,170)	–	(2,930,269)

Total	$–	$(519,531)	$(201,214)	$(55,205,019)

		LIABILITY DERIVATIVE INVESTMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Equity contracts:
Swaps	$–	$–	$–	$–	$(62,813)
Interest contracts:
Futures[1]	–	(80,827)	–	(8,750)	–

Total	$–	$(80,827)	$–	$(8,750)	$(62,813)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the statements of operations categorized by primary risk exposure for the year ended March 31, 2015:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Credit contracts:
Swaps	$–	$–	$–	$(1,916,809)
Interest contracts:
Futures	–	32,211	3,615	(1,268,823)
Purchased options	–	–	–	48,301,518
Swaps	–	110,880	13,091	(16,935,160)

Total	$–	$143,091	$16,706	$45,641,289

199 / Annual Report March 2015

Notes to Financial Statements (Continued)

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Credit contracts:
Swaps	$(841,250)	$84,930	$–	$–	$–
Equity contracts:
Futures	–	–	–	–	188,508
Swaps	–	–	–	–	518,188
Interest contracts:
Futures	–	(1,562,986)	–	(36,988)	–

Total	$(841,250)	$(1,478,056)	$–	$(36,988)	$706,696

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Credit contracts:
Swaps	$–	$–	$–	$1,634,772
Interest contracts:
Futures[1]	–	(84,771)	(15,895)	14,576,990
Swaps	–	(106,848)	(261,700)	(77,760,533)
Options written	–	371,741	–	11,702,742

Total	$–	$180,122	$(277,595)	$(49,846,029)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Credit contracts:
Swaps	$57,923	$(80,815)	$–	$–	$–
Equity contracts:
Futures[1]	–	–	–	–	26,434
Options	–	–	–	–	(94,620)
Interest contracts:
Futures[1]	–	427,149	–	(8,750)	–
Foreign currency
Transactions:	–	(90)	–	–	–

Total	$57,923	$346,244	$–	$(8,750)	$(68,186)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

Annual Report March 2015 / 200

Notes to Financial Statements (Continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Financial futures contracts:
Average number of contracts purchased	–	215	39	16,134
Average number of contracts sold	–	215	39	11,473
Average value of contracts purchased	$–	$108,887	$20,292	$10,083,945
Average value of contracts sold	$–	$180,910	$33,304	$7,976,987
Credit default swaps:
Average number of contracts - buy protection	–	–	–	2
Average notional value - buy protection	$–	$–	$–	$25,650,000
Interest rate swaps:
Average number of contracts - pays fixed rate	–	–	2	16
Average notional value - pays fixed rate	$–	$–	$1,445,000	$1,122,528,750
Options purchased:
Average number of contracts	–	–	–	4
Average notional value	$–	$–	$–	$8,233,064
Options written:
Average number of contracts	–	–	–	7
Average notional value	$–	$–	$–	$9,755,245
Rate floor inflation swaptions:
Average number of contracts	–	1	1	1
Average notional value	$–	$7,560,000	$892,500	$47,970,000
Swaptions purchased:
Average number of contracts	–	1	–	7
Average notional value	$–	$939,000	$–	$40,574,291
Swaptions written:
Average number of contracts	–	1	–	2
Average notional value	$–	$540,000	$–	$14,322,141

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Financial futures contracts:
Average number of contracts purchased	–	103	–	–	33
Average number of contracts sold	–	328	–	7	–
Average value of contracts purchased	$–	$186,934	$–	$–	$14,926
Average value of contracts sold	$–	$213,293	$–	$5,339	$–
Credit default swaps:
Average number of contracts - buy protection	6	1	–	–	–
Average notional value - buy protection	$49,250,000	$147,000	$–	$–	$–
Total return swaps:
Average number of contracts	–	–	–	–	1
Average notional value	$–	$–	$–	$–	$3,829

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums

201 / Annual Report March 2015

Notes to Financial Statements (Continued)

paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

Annual Report March 2015 / 202

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Funds as of March 31, 2015, are as follows:

		LOW DURATION BOND FUND

COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

Goldman Sachs Group, Inc.
Swaptions	$234,924	$–	$(133,170)	$101,754

Total Goldman Sachs Group, Inc.	234,924	–	(133,170)	101,754

RBS Securities, Inc.
Master Repurchase Agreement	70,000,000	(70,000,000)	–	–

Total RBS Securities, Inc.	70,000,000	(70,000,000)	–	–

Total	$70,234,924	$(70,000,000)	$(133,170)	$101,754

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2015, are as follows:

		LOW DURATION BOND FUND

COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[4]

Goldman Sachs Group, Inc.
Swaptions	$133,170	$–	$(133,170)	$–

Total Goldman Sachs Group, Inc.	133,170	–	(133,170)	–

Total	$133,170	$–	$(133,170)	$–

3Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

203 / Annual Report March 2015

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2015, are as follows:

		INTERMEDIATE BOND FUND

COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]

Barclays, Inc.
Swaptions	$128,771	$–	$–	$128,771

Total Barclays, Inc.	128,771	–	–	128,771

Total	$128,771	$–	$–	$128,771

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2015, are as follows:

		TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

Barclays, Inc.
Swaptions	$844,020	$–	$(175,325)	$668,695

Total Barclays, Inc.	844,020	–	(175,325)	668,695

Morgan Stanley Capital Services, Inc.
Swaptions	1,329,165	–	(990,230)	338,935

Total Morgan Stanley Capital Services, Inc.	1,329,165	–	(990,230)	338,935

RBS Securities, Inc.
Repurchase Agreement	200,000,000	(200,000,000)	–	–

Total RBS Securities, Inc.	200,000,000	(200,000,000)	–	–

Total	$202,173,185	$(200,000,000)	$(1,165,555)	$1,007,630

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2015 / 204

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2015, are as follows:

		TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Barclays, Inc.
Swap agreements	$16,286,754	$(16,286,754)	$–	$–
Swaptions	1,138,571	(963,246)	(175,325)	–

Total Barclays, Inc.	17,425,325	(17,250,000)	(175,325)	–

Citigroup, Inc.
Swap agreements	3,759,507	(3,759,507)	–	–

Total Citigroup, Inc.	3,759,507	(3,759,507)	–	–

Morgan Stanley Capital Services, Inc.
Swap agreements	3,198,532	(3,198,532)	–	–
Swaptions	1,791,698	(801,468)	(990,230)	–

Total Morgan Stanley Capital Services, Inc.	4,990,230	(4,000,000)	(990,230)	–

Total	$26,175,062	$(25,009,507)	$(1,165,555)	$–

3Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

205 / Annual Report March 2015

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2015, are as follows:

		HIGH YIELD BOND FUND

COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

Credit Suisse
Swap agreements	$353,025	$(353,025)	$–	$–

Total Credit Suisse	353,025	(353,025)	–	–

Goldman Sachs Group, Inc.
Swap agreements	214,588	–	–	214,588

Total Goldman Sachs Group, Inc.	214,588	–	–	214,588

Morgan Stanley Capital Services Inc.
Swap agreements	428,556	(428,556)	–	–

Total Morgan Stanley Capital Services Inc.	428,556	(428,556)	–	–

RBS Securities, Inc.
Repurchase agreement	50,000,000	(50,000,000)	–	–

Total RBS Securities, Inc.	50,000,000	(50,000,000)	–	–

Total	$50,996,169	$(50,781,581)	$–	$214,588

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2015, are as follows:

		ALPHATRAK 500 FUND

COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]

Barclays, Inc.
Swap agreements	$62,813	$–	$–	$62,813

Total Barclays, Inc.	62,813	–	–	62,813

Total	$62,813	$–	$–	$62,813

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

Annual Report March 2015 / 206

Notes to Financial Statements (Continued)

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2015, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

207 / Annual Report March 2015

Notes to Financial Statements (Continued)

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2015, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended March 31, 2015, the High Yield Bond Fund and the Floating Rate Income Fund received in-kind payments with respect to PIK securities of $122,283 and 24,457, respectively.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (MRA) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2015, the Low Duration Bond Fund, Total Return Bond Fund and High Yield Bond Fund held repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Annual Report March 2015 / 208

Notes to Financial Statements (Continued)

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under Master Repurchase Agreements (MRA), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements for the year ended March 31, 2015.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter

209 / Annual Report March 2015

Notes to Financial Statements (Continued)

options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2015, the Low Duration Bond Fund and the Total Return Bond Fund held written swaptions.

Futures -The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2015, for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

Annual Report March 2015 / 210

Notes to Financial Statements (Continued)

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2015, the Low Duration Bond Fund, the Intermediate Bond Fund, and the Total Return Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2015, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related

211 / Annual Report March 2015

Notes to Financial Statements (Continued)

security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ statements of assets and liabilities.

Annual Report March 2015 / 212

Notes to Financial Statements (Continued)

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2015 excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES

Ultra Short Bond Fund	$56,966,854	$21,259,610
Low Duration Bond Fund	1,750,635,230	826,303,263
Intermediate Bond Fund	881,134,458	504,013,866
Total Return Bond Fund	95,831,565,095	68,863,364,500
High Yield Bond Fund	1,075,306,210	1,582,211,720
Unconstrained Bond Fund	1,443,990,886	179,531,528
Floating Rate Income Fund	101,687,714	57,392,663
Strategic Income Fund	52,452,814	51,925,277
AlphaTrak 500 Fund	1,504,249	865,963

Investment transactions in U.S. government securities for the year ended March 31, 2015 were as follows:

PORTFOLIO	PURCHASES	SALES

Ultra Short Bond Fund	$1,907,426	$5,129,283
Low Duration Bond Fund	45,576,500	98,986,404
Intermediate Bond Fund	1,877,505,820	1,418,750,814
Total Return Bond Fund	43,049,726,198	30,342,925,769
High Yield Bond Fund	–	5,314,101
Unconstrained Bond Fund	–	5,289,902
Floating Rate Income Fund	–	–
Strategic Income Fund	–	5,611,657
AlphaTrak 500 Fund	2,617,108	305,000

Transactions in swaption contracts written for the year ended March 31, 2015, were as follows:

	LOW DURATION BOND FUND		TOTAL RETURN BOND FUND

	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS

Outstanding at April 1, 2014	300,000	$540,000	5,560,600	$14,322,141
Swaptions written during year	–	–	–	–
Swaptions closed during year	–	–	–	–
Swaptions expired during year	–	–	–	–
Swaptions exercised during year	–	–	–	–

Outstanding at March 31, 2015	300,000	$540,000	5,560,600	$14,322,141

Transactions in option contracts written for the year ended March 31, 2015, were as follows:

	TOTAL RETURN BOND FUND		TOTAL RETURN BOND FUND

	CALL CONTRACTS	CALL PREMIUMS	PUT CONTRACTS	PUT PREMIUMS

Outstanding at April 1, 2014	–	$–	–	$–
Options written during year	19,100	4,984,219	225,400	36,666,740
Options closed during year	(15,600)	(4,460,839)	(99,700)	(19,449,856)
Options expired during year	(3,500)	(523,380)	(65,400)	(8,876,712)
Options exercised during year	–	–	–	–

Outstanding at March 31, 2015	–	$–	60,300	$8,340,172

213 / Annual Report March 2015

Notes to Financial Statements (Continued)

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund and the Floating Rate Income Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, 0.65% and 0.55%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.65% resulting in $3,620,271 of total management fees for the year ended March 31, 2015. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.17% resulting in $8,722 total management fees for the year ended March 31, 2015.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2015, were as follows:

	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]

PORTFOLIO	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS

Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	N/A	0.63	0.44	0.83%	N/A
Intermediate Bond Fund	0.35	0.35	N/A	N/A	0.70	0.49	N/A	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.35%	0.70	0.49	0.90	0.39%
High Yield Bond Fund	0.50	0.50	N/A	N/A	0.85	0.60	N/A	N/A
Unconstrained Bond Fund	0.65	0.65	N/A	N/A	1.04	0.80	N/A	N/A
Floating Rate Income Fund*	0.55	0.55	N/A	N/A	0.90	0.70	N/A	N/A
Strategic Income Fund	0.50-1.90	0.50-1.90	N/A	N/A	2.35	2.10	N/A	N/A
AlphaTrak 500 Fund	0.00-0.70	N/A	N/A	N/A	0.90	N/A	N/A	N/A

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31,2015, unless approved by the Board.

*The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

Annual Report March 2015 / 214

Notes to Financial Statements (Continued)

At March 31, 2015, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2016	2017	2018	TOTAL

Ultra Short Bond Fund	$158,547	$163,689	$255,028	$577,264
Low Duration Bond Fund	–	–	184,754	184,754
Intermediate Bond Fund	74,070	103,858	53,881	231,809
Total Return Bond Fund	13,084	–	189,006	202,090
High Yield Bond Fund	681,824	358,500	785,013	1,825,337
Unconstrained Bond Fund	169,468	109,710	57,572	336,750
Floating Rate Income Fund*	–	123,362	83,121	206,483
Strategic Income Fund	–	–	45,177	45,177
AlphaTrak 500 Fund	120,886	129,255	112,318	362,459

Total	$1,217,879	$988,374	$1,765,870	$3,972,123

*The Floating Rate Income Fund commenced operations on June 28, 2013.

During the year ended March 31, 2015, the Advisor recouped $155,097 and $223,677 from the Intermediate Bond Fund and Unconstrained Bond Fund, respectively.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $52,500 and $3,750 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $75,000. The respective chairman of the Audit Committee and the Nominating Committee each receive additional annual retainer of $15,000 and $1500, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the statements of operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the HighYield Bond Fund, the Unconstrained Bond Fund, the Floating Rate Income Fund, the Strategic Income Fund, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2015. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

215 / Annual Report March 2015

Notes to Financial Statements (Continued)

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Change in Fund shares:
Shares outstanding at beginning of year	22,570,620	13,217,475	23,363,249	15,745,736

Shares sold	12,748,634	27,953,048	17,077,360	15,456,648
Shares issued through reinvestment of distributions	124,374	183,981	150,678	193,900
Shares redeemed	(19,169,926)	(18,783,884)	(21,857,183)	(8,033,035)

Net (decrease) in fund shares	(6,296,918)	9,353,145	(4,629,145)	7,617,513

Shares outstanding at end of year	16,273,702	22,570,620	18,734,104	23,363,249

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Change in Fund shares:
Shares outstanding at beginning of year	217,742,881	129,173,819	192,340,693	83,973,137	318,346	9,212

Shares sold	75,958,867	187,311,933	145,673,172	178,970,115	166,869	330,484
Shares issued through reinvestment of distributions	2,585,990	2,802,091	2,376,436	2,223,014	4,223	1,591
Shares redeemed	(97,637,104)	(101,544,962)	(122,919,033)	(72,825,573)	(85,075)	(22,941)

Net (decrease) in fund shares	(19,092,247)	88,569,062	25,130,575	108,367,556	86,017	309,134

Shares outstanding at end of year	198,650,634	217,742,881	217,471,268	192,340,693	404,363	318,346

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Change in Fund shares:
Shares outstanding at beginning of year	13,747,737	10,811,912	33,860,829	18,502,990

Shares sold	6,537,011	9,450,714	70,781,552	23,398,888
Shares issued through reinvestment of distributions	225,116	231,580	1,068,250	650,659
Shares redeemed	(5,203,658)	(6,746,469)	(6,977,434)	(8,691,708)

Net (decrease) in fund shares	1,558,469	2,935,825	64,872,368	15,357,839

Shares outstanding at end of year	15,306,206	13,747,737	98,733,197	33,860,829

Annual Report March 2015 / 216

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014

Change in Fund shares:
Shares outstanding at beginning of year	991,398,572	989,142,309	1,500,776,593	1,253,790,292

Shares sold	748,156,475	318,644,159	2,545,329,187	744,686,158
Shares issued through reinvestment of distributions	23,084,985	30,935,985	44,919,614	39,507,301
Shares redeemed	(259,421,798)	(347,323,881)	(433,592,916)	(537,207,158)

Net (decrease) in fund shares	511,819,662	2,256,263	2,156,655,885	246,986,301

Shares outstanding at end of year	1,503,218,234	991,398,572	3,657,432,478	1,500,776,593

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014

Change in Fund shares:
Shares outstanding at beginning of year	3,690,553	1,444,027	53,170,708	33,826,317

Shares sold	25,242,357	3,954,425	678,155,986	31,667,721
Shares issued through reinvestment of distributions	171,214	64,695	4,603,859	1,546,825
Shares redeemed	(3,567,281)	(1,772,594)	(44,365,184)	(13,870,155)

Net (decrease) in fund shares	21,846,290	2,246,526	638,394,661	19,344,391

Shares outstanding at end of year	25,536,843	3,690,553	691,565,369	53,170,708

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014

Change in Fund shares:
Shares outstanding at beginning of year	127,558,737	126,097,260	87,767,382	94,178,471

Shares sold	29,851,691	61,840,408	54,304,651	49,975,787
Shares issued through reinvestment of distributions	5,355,822	9,519,989	4,580,922	6,158,115
Shares redeemed	(84,095,117)	(69,898,920)	(68,864,929)	(62,544,991)

Net (decrease) in fund shares	(48,887,604)	1,461,477	(9,979,356)	(6,411,089)

Shares outstanding at end of year	78,671,133	127,558,737	77,788,026	87,767,382

217 / Annual Report March 2015

Notes to Financial Statements (Continued)

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014

Change in Fund shares:
Shares outstanding at beginning of year	25,774,571	8,473,001	34,812,893	7,448,148

Shares sold	53,071,090	25,553,932	88,287,078	31,769,695
Shares issued through reinvestment of distributions	554,456	408,099	1,107,561	609,872
Shares redeemed	(17,617,778)	(8,660,461)	(15,393,395)	(5,014,822)

Net (decrease) in fund shares	36,007,768	17,301,570	74,001,244	27,364,745

Shares outstanding at end of year	61,782,339	25,774,571	108,814,137	34,812,893

	FLOATING RATE INCOME FUND*
	CLASS M	CLASS M*	CLASS I	CLASS I*
	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014

Change in Fund shares:
Shares outstanding at beginning of period	516,522	–	11,226,948	–

Shares sold	1,548,489	624,075	3,188,645	13,515,542
Shares issued through reinvestment of distributions	27,009	5,179	529,907	256,144
Shares redeemed	(1,486,971)	(112,732)	(1,293,722)	(2,544,738)

Net increase in fund shares	88,527	516,522	2,424,830	11,226,948

Shares outstanding at end of period	605,049	516,522	13,651,778	11,226,948

* The Floating Rate Income Fund Class M and Class I commenced operations on June 28, 2013.

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014

Change in Fund shares:
Shares outstanding at beginning of year	8,822,680	4,423,767	17,673,869	21,493,915

Shares sold	4,424,255	7,763,355	6,349,401	5,759,239
Shares issued through reinvestment of distributions	171,645	152,366	221,283	176,115
Shares redeemed	(4,584,878)	(3,516,808)	(13,325,773)	(9,755,400)

Net (decrease) in fund shares	11,022	4,398,913	(6,755,089)	(3,820,046)

Shares outstanding at end of year	8,833,702	8,822,680	10,918,780	17,673,869

Annual Report March 2015 / 218

Notes to Financial Statements (Continued)

	ALPHATRAK FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014

Change in Fund shares:
Shares outstanding at beginning of year	821,625	1,150,859

Shares sold	977,038	431,289
Shares issued through reinvestment of distributions	6,652	12,521
Shares redeemed	(456,273)	(773,044)

Net (decrease) in fund shares	527,417	(329,234)

Shares outstanding at end of year	1,349,042	821,625

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2015, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*

Ultra Short Bond Fund	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$227,916	$4,792,592
Low Duration Bond Fund	–	99,373,584	21,029,490	42,081,240	–	48,358,952
Unconstrained Bond Fund	–	–	–	–	–	919,424
Strategic Income Fund	6,589,872	47,852,416	18,413,032	41,345,040	–	1,869,186
AlphaTrak 500 Fund	–	63,409,884	15,892,244	12,617,196	–	–

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Tax Basis of Distributable Income:

As of March 31, 2015, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$21,418	$420,483	$6,386,814	$384,945,606
Undistributed long-term gains	–	–	38,856	36,262,698
Other temporary differences	(27,995)	(337,668)	(43,180)	(8,968,508)
Accumulated capital loss carryforwards and post-October losses	(48,556,313)	(210,843,266)	–	–
Net unrealized appreciation	763,121	27,606,421	14,762,637	1,552,062,021

Total accumulated earnings/(losses)	$(47,799,769)	$(183,154,030)	$21,145,127	$1,964,301,817

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Undistributed ordinary income (inclusive of short-term capital gains)	$2,802,372	$924,743	$193,735	$271,371	$3,531
Undistributed long-term capital gains	–	–	5,518	–	–
Other temporary differences	(11,508,639)	(539,204)	(2,663)	(12,728)	(799)
Accumulated capital loss carryforwards and post-October losses	–	(919,424)	–	(116,069,546)	(91,919,324)
Net unrealized appreciation	(69,838,616)	15,822,626	(156,156)	7,414,240	47,490

Total accumulated earnings/(losses)	$(78,544,883)	$15,288,741	$40,434	$(108,396,663)	$(91,869,102)

219 / Annual Report March 2015

Notes to Financial Statements (Continued)

Permanent differences incurred during the fiscal year ended March 31, 2015, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	(DECREASE) PAID-IN-CAPITAL

Ultra Short Bond Fund	$(4,931)	$176,243	$(171,312)
Low Duration Bond Fund	–	28,281	(28,281)
Total Return Bond Fund	(9,156,940)	9,156,940	–
High Yield Bond Fund	(704,735)	714,227	(9,492)
Unconstrained Bond Fund	15,852	(15,852)	–
AlphaTrak 500 Fund	(10)	10	–

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND

	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,383,172	$1,716,333	$48,311,692	$47,808,885

Total taxable distributions	$1,383,172	$1,716,333	$48,311,692	$47,808,885

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$13,419,137	$9,434,302	$850,522,965	$711,772,440
Net long-term capital gains	680,205	368,271	36,905,556	153,402,861

Total taxable distributions	$14,099,342	$9,802,573	$887,428,521	$865,175,301

	HIGH YIELD BOND FUND		UNCONSTRAINED BOND FUND

	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$88,003,747	$158,013,280	$21,822,646	$12,518,123
Net long-term capital gains	21,302,928	20,912,662	–	137,083

Total taxable distributions	$109,306,675	$178,925,942	$21,822,646	$12,655,206

	FLOATING RATE INCOME FUND		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2014
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,673,067	$2,689,809	$4,124,788	$7,084,962	$46,107	$79,725
Net long-term capital gains	17,195	–	–	–	–	–

Total taxable distributions	$5,690,262	$2,689,809	$4,124,788	$7,084,962	$46,107	$79,725

Annual Report March 2015 / 220

Notes to Financial Statements (Continued)

Domestic Blocker Income Tax

The Domestic Blocker recorded a provision for income tax expense (benefit) for the period ended March 31, 2015. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Current $ –

Deferred $ –

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes. Components of the Blocker Corporation’s deferred tax assets and liabilities as of March 31, 2015 are as follows:

Deferred Tax Assets:
Net Operating Loss Carryforward	397,900
Capital Loss Carryforward	3,356,392
Charitable Contribution Carryforward	733

Less Deferred Tax Liabilities:
Unrealized appreciation on investment in Entegra TC, LLC	(1,552,684)

Total net deferred tax assets before valuation allowance	2,202,341
Less: Valuation Allowance	(2,202,341)

Net deferred tax asset	–

The capital loss carryforwards are available to offset future capital gains of the Blocker Corporation. For federal income tax purposes, capital losses of a corporation can be carried forward for 5 years. The Blocker Corporation has the following capital loss amounts:

Fiscal Year Ended Capital Loss	Amount	Expiration
March 31, 2015	$8,521,573	March 31, 2020

Net operating losses are available to offset future taxable income of the Blocker Corporation. For federal income tax purposes, operating losses of a corporation may be carried forward for 20 years.

Fiscal Net Operating Loss	Amount	Expiration
March 31, 2015	$1,010,232	March 31, 2035

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 35% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the fiscal year ended March 31, 2015 as follows:

Income tax expense at Federal statutory rate of 35%	1,957,039
State income tax expense, net of federal benefit	245,302
Valuation allowance changes affecting the provision for income taxes	(2,202,341)

Total income tax expense	–

10.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of September 19, 2015. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.15%. There were no borrowings from the line of credit as of or during the year ended March 31, 2015. The Funds pay the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $350,000 annually. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

221 / Annual Report March 2015

Notes to Financial Statements (Continued)

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Annual Report March 2015 / 222

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Metropolitan West Funds (the “Funds”), comprising Metropolitan West Ultra Short Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Unconstrained Bond Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West Strategic Income Fund, and Metropolitan West AlphaTrak 500 Fund as of March 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Metropolitan West Funds as of March 31, 2015, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

May 26, 2015

223 / Annual Report March 2015

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2015, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Net Investment Income Distributions	100.00%	100.00%	80.00%	87.00%	78.94%	100.00%	79.00%	100.00%	100.00%
Short-Term Capital Gain Distributions	0.00%	0.00%	15.00%	8.80%	1.57%	0.00%	20.70%	0.00%	0.00%
Long-Term Capital Gain Distributions	0.00%	0.00%	5.00%	4.20%	19.49%	0.00%	0.30%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	0.75%	3.70%	14.92%	15.39%	0.03%	3.27%	0.19%	1.11%	2.67%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	100.00%	96.74%	99.90%	95.99%	89.86%	81.17%	99.73%	81.67%	89.13%
Qualified Short-Term Capital Gain (6)	0.00%	0.00%	100.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

Annual Report March 2015 / 224

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

    •  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

    •  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

    •  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

    •  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

    •  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

225 / Annual Report March 2015

Metropolitan West Funds

Privacy Policy (Concluded)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•  Are not guaranteed by a bank;

•  Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•  Are not insured by the Federal Deposit Insurance Corporation; and

•  Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Annual Report March 2015 / 226

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership. From 1999 through 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm. From January 1993 to 1998, Mr. Consiglio served as Chief Executive Officer and President of Angeles Mortgage Investment Trust, a publicly traded Real Estate Investment Trust. Before that position, he served as Senior Vice President and Chief Financial Officer of Cantor Fitzgerald & Co. and as a member of its board of directors. Mr. Consiglio is a certified public accountant and was an audit partner with Deloitte Haskins & Sells from 1977 through 1984.	9	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	9	Tetra Tech, Inc. (Environmental Consulting); The Rose Hill Foundation (Charitable Organization); Unihealth Foundation (Charitable Organization), TCW Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual funds)

Martin Luther King III (1957)	Trustee and Chairman of the Nominating Committee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	9	None

227 / Annual Report March 2015

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Since 2000, Mr. McMillan has served as the co-founder and Managing Partner of Willowbrook Capital Group LLC, an investment advisory firm. He has also served as a co-founder and Executive Vice President of KBS Capital Advisors, a manager of REITs, since 2005. He is the co-founder, Managing Partner and Chief Investment Officer for Temescal Canyon Partners, an investment advisory firm, since May 2013.	9	KBS Real Estate Investment Trust I, KBS Real Estate Investment Trust II, KBS Real Estate Investment Trust III, KBS Strategic Opportunity REIT II, Inc. and KBS Strategic Opportunity REIT, Inc. (real estate investments); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual funds)

Robert G. Rooney (1957)	Trustee and Chairman of the Audit Committee	Indefinite term, since 2009	From 2006 until 2011, Mr. Rooney served as Executive Vice President and Chief Operating Officer of Affinion Group, Inc. (“Affinion”), a customer engagement and loyalty company. Previously, he was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 to October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion.	9	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that manages a credit fund since February of 2001. Since 2005, responsible for managing and trading fixed-income investments at Concept Capital Markets, LLC a New York based broker-dealer (until 2011, known as Sanders Morris Harris, a Houston-based broker-dealer).	9	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual funds)

Daniel D. Villanueva (1937)	Trustee	Indefinite term, since 1997	Mr. Villanueva has retired from active participation at RC Fontis Partners (a private equity fund). He currently serves as President of Villanueva Companies (a family investment office).	9	Citibank- Banamex (USA) (bank); Southwest Airlines (airline)

Interested Trustees**

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Mr. Moore is a Managing Director for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has been with the Adviser since 2000. Mr. Moore is a member of the CFA Institute.	9	None

Annual Report March 2015 / 228

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Mr. Landmann is Group Managing Director of TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. Since August 1996, Mr. Landmann has been a Generalist Portfolio Manager with the Adviser and currently serves as the Adviser’s President.	9	MetWest Enhanced TALF Strategy Fund, Ltd. (investment fund)

Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of the Adviser and of The TCW Group, Inc. (since February 2013), and the Chief Executive Officer and President of TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has served as Chief Executive Officer with the Adviser since June 2008.	N/A	TCW Strategic Income Fund, Inc. (closed-end fund)

David S. DeVito (1963)	Treasurer and Chief Financial Officer	Indefinite term, since 2010	Mr. DeVito is Executive Vice President and Chief Operating Officer of the Adviser, TCW Investment Management Company, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; President and Chief Executive Officer, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	TCW Funds, Inc. (mutual funds)

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Mr. Chan is Senior Vice President of Fund Operations for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has worked for the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Bibi Khan (1953)	Vice President	Indefinite term, since 2007	Ms. Khan is Managing Director of Operations for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. She has worked for the Adviser since 2005. From 2003 through 2005, Ms. Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). Ms. Khan is a Certified Trust and Financial Analyst.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle is the Chief Investment Officer and Group Managing Director for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has been with the Adviser since August 1996.	N/A	N/A

Stephen M. Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane is a Group Managing Director for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has been with the Adviser since August 1996.	N/A	N/A

229 / Annual Report March 2015

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle is a Managing Director for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has served as Executive Vice President of the Funds since March 2009.	N/A	N/A

Jeffrey Engelsman (1967)	Chief Compliance Officer	Indefinite term, since 2014	Mr. Engelsman is a Managing Director for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has served as Chief Compliance Officer of the Funds since December 2014. Prior to joining TCW, he was a Managing Director of New York Life Investments and the Chief Compliance Officer of the MainStay Funds, a group of more than 70 open-ended and closed-end funds. Mr. Engelsman holds the Series 7, 24 and 63 FINRA licenses.	N/A	N/A

Meredith Jackson (1959)	Vice President and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President and General Counsel of the Adviser, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company (since February 2013); before then she was Partner, Irell & Manella LLP (law firm). She is Senior Vice President, Secretary and General Counsel for the TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

Patrick Dennis (1981)	Vice President and Assistant Secretary	Indefinite term, since 2013	Mr. Dennis is Senior Vice President and Associate General Counsel, the Adviser, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company (since February 2013); before then from 2010 to 2013, he was Associate, Paul Hastings LLP (law firm), and from 2006 to 2010, he was Associate, Dechert LLP (law firm). He is Assistant Secretary for the TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017.

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BOARD OF TRUSTEES
Andrew Tarica
Laird R. Landmann
Peter McMillan
Martin Luther King, III
Daniel D. Villanueva
Ronald J. Consiglio
Robert G. Rooney
Patrick C. Haden
Patrick Moore

OFFICERS
David Lippman
President and Principal Executive Officer

David S. DeVito
Treasurer, Chief Financial Officer and Principal
Accounting Officer

Jeffrey Engelsman
Chief Compliance Officer

ADVISER
Metropolitan West Asset Management, LLC
865 South Figueroa Street, Floor 1800
Los Angeles, CA 90017

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286
TRANSFER AGENT BNY Mellon Investment Servicing (U.S.) Inc. 760 Moore Road King of Prussia, PA 19406
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP 350 S. Grand Ave., Suite 200 Los Angeles, CA 90071
DISTRIBUTOR Foreside Funds Distributors LLC 899 Cassatt Road, 400 Berwyn Park Berwyn, PA 19312 LEGAL COUNSEL Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call:

(213) 244-0000 or (800) 241-4671 (toll-free)

www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 241-4671.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2015

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $455,920 in 2015 and $438,385 in 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2015 and $0 in 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $61,455 in 2015 and $57,650 in 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2015 and $0 in 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $748,400 in 2015 and $429,486 in 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	June 5, 2015

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer
(principal financial officer)

Date	June 5, 2015

* Print the name and title of each signing officer under his or her signature.